UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HC2 Holdings, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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April 21, 2016

Dear HC2 Holdings, Inc. Stockholder:

It is my pleasure to invite you to attend the 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”) of HC2 Holdings, Inc. (“HC2” or the “Company”). We will hold the 2016 Annual Meeting on Tuesday, June 14, 2016 at 10:00 a.m., Eastern Daylight Saving Time, at the offices of Latham & Watkins LLP, 885 Third Avenue, 12th floor, New York, NY 10022-4834.

This year we are furnishing our proxy materials via the Internet. Providing our proxy materials to stockholders electronically allows us to “be green” by conserving natural resources and reducing our printing and mailing costs related to the distribution of the proxy materials. To ensure your representation at the 2016 Annual Meeting, we urge you to cause your shares to be voted via the Internet at www.proxyvote.com or by telephone by following the instructions on the Notice of Internet Availability of Proxy Materials (the “Notice”) that you received in the mail and that is also provided on that website, or, if you have requested a paper copy of the proxy materials and the proxy card by mail, by signing, voting and returning your proxy card to HC2 Holdings, Inc., Voting Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. For specific instructions on how to vote your shares, please review the instructions for each of these voting options that are detailed in the Notice and in the accompanying Proxy Statement. Whether or not you expect to attend the 2016 Annual Meeting, please vote your shares in order to ensure the presence of a quorum. If you attend the 2016 Annual Meeting, you may vote in person even if you have previously returned your proxy card or have voted via the Internet or by telephone.

In addition to their availability at www.proxyvote.com, the Proxy Statement, the Notice and our Annual Report on Form 10-K for the year ended December 31, 2015 are available for viewing and printing under the “Investor Relations—Proxy Materials” section of our website at www.hc2.com.

Thank you for your continued support and interest in HC2. We look forward to seeing you at the 2016 Annual Meeting on June 14, 2016.

Very truly yours,

Philip A. Falcone
Chairman, President and Chief Executive Officer

HC2 Holdings, Inc.
505 Huntmar Park Drive, Suite 325
Herndon, VA 20170

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders:

HC2 Holdings, Inc. (“HC2” or the “Company”) will hold its 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”) on Tuesday, June 14, 2016, at 10:00 a.m., Eastern Daylight Saving Time, at the offices of Latham & Watkins LLP, 885 Third Avenue, 12th floor, New York, NY 10022-4834. At the 2016 Annual Meeting, holders of HC2’s outstanding stock will be asked to vote upon the following proposals:

1.	To elect the five (5) nominees identified in the accompanying Proxy Statement as directors of the Company, each to hold office until the 2017 Annual Meeting of Stockholders and until his successor is duly elected and qualified, as outlined below.
a.	Philip A. Falcone, Wayne Barr, Jr., Warren Gfeller and Robert V. Leffler are to be elected by a plurality of the votes received from holders of HC2’s common stock, Series A Convertible Participating Preferred Stock (the “Series A Preferred Stock”), Series A-1 Convertible Participating Preferred Stock (the “Series A-1 Preferred Stock”) and Series A-2 Convertible Participating Preferred Stock (the “Series A-2 Preferred Stock” and, together with the Series A Preferred Stock and Series A-1 Preferred Stock, the “Preferred Stock”), voting as a single class and with the Preferred Stock voting on an as-converted basis.
b.	Lee Hillman is to be elected by the affirmative vote of the holders of more than 75% of HC2’s outstanding Series A Preferred Stock and Series A-1 Convertible Participating Preferred Stock, voting together as a separate class.
2.	To approve, on a non-binding, advisory basis, the compensation of our named executive officers (also known as a “Say on Pay” vote).
3.	To approve an amendment to the Company’s Certificate of Incorporation to provide that holders of common stock shall not be entitled to vote on any amendment to the Certificate of Incorporation (including any certificate of designation) relating solely to the terms of one or more series of the Company’s preferred stock.

This proposal requires the favorable vote of both:

a.	A majority of the votes entitled to be cast by holders of HC2’s outstanding shares of common stock and Preferred Stock, voting together as a single class and with the Preferred Stock voting on an as-converted basis; and
b.	A majority of the votes entitled to be cast by holders of HC2’s outstanding shares of common stock, voting as a separate class.
4.	To approve an amendment and restatement of the Certificate of Designation for the Series A Preferred Stock to, among other things, adjust the conversion price of the Series A Preferred Stock in certain circumstances.

This proposal requires the favorable vote of both:

a.	A majority of the votes entitled to be cast by holders of HC2’s outstanding shares of common stock and Preferred Stock, voting together as a single class and with the Preferred Stock voting on an as-converted basis; and
b.	More than 75% of the votes entitled to be cast by holders of HC2’s outstanding shares of Series A Preferred Stock, voting as a separate class in their capacity as preferred stockholders (and not on an as-converted basis).

5.	To approve an amendment and restatement of the Certificate of Designation for the Series A-1 Preferred Stock to, among other things, adjust the conversion price of the Series A-1 Preferred Stock in certain circumstances.

This proposal requires the favorable vote of both:

a.	A majority of the votes entitled to be cast by holders of HC2’s outstanding shares of common stock and Preferred Stock, voting together as a single class and with the Preferred Stock voting on an as-converted basis; and
b.	More than 75% of the votes entitled to be cast by holders of HC2’s outstanding shares of Series A-1 Preferred Stock, voting as a separate class in their capacity as preferred stockholders (and not on an as-converted basis).
6.	To approve an amendment and restatement of the Certificate of Designation for the Series A-2 Preferred Stock to make certain technical and administrative changes.

This proposal requires the favorable vote of both:

a.	A majority of the votes entitled to be cast by holders of HC2’s outstanding shares of common stock and Preferred Stock, voting together as a single class and with the Preferred Stock voting on an as-converted basis; and
b.	More than 75% of the votes entitled to be cast by holders of HC2’s outstanding shares of Series A-2 Preferred Stock, voting as a separate class in their capacity as preferred stockholders (and not on an as-converted basis).
7.	To consider and take action upon any other business that may properly come before the 2016 Annual Meeting or any continuations, postponements or adjournments thereof.

Only stockholders of record of HC2’s stock as of the close of business on April 18, 2016, which is the record date for the 2016 Annual Meeting, are entitled to notice of, and to vote at, the 2016 Annual Meeting and any continuations, adjournments or postponements of the 2016 Annual Meeting. A list of stockholders of record will be available at the 2016 Annual Meeting and for the 10 days prior to the 2016 Annual Meeting, during ordinary business hours, at the office of the Secretary of HC2, 505 Huntmar Park Drive, Suite 325, Herndon, VA 20170.

All stockholders are cordially invited to attend the 2016 Annual Meeting. You must bring with you proof of stock ownership as of the April 18, 2016 record date and a valid personal photo identification card, such as a driver’s license or passport, in order to be admitted to the 2016 Annual Meeting.

Your vote is important. We appreciate your taking the time to vote promptly. After reading the accompanying Proxy Statement, please cause your shares to be voted at your earliest convenience to ensure the presence of a quorum by voting over the Internet, by telephone, or, if you have requested a paper copy of the proxy materials and the proxy card by mail, by completing, signing and returning the proxy card in the postage pre-paid envelope accompanying the proxy materials, as described in the Notice of Internet Availability of Proxy Materials. Submitting your proxy before the 2016 Annual Meeting will not preclude you from voting in person at the 2016 Annual Meeting if you decide to attend.

The Board of Directors of HC2 recommends that stockholders vote:

•	“FOR” the election of the five (5) nominees identified in the accompanying Proxy Statement as directors (Proposal 1).
•	“FOR” the approval of, on a non-binding, advisory basis, the compensation of our named executive officers (Proposal 2).
•	“FOR” the approval of an amendment to the Company’s Certificate of Incorporation to provide that holders of common stock shall not be entitled to vote on any amendment to the Certificate of Incorporation (including any certificate of designation) relating solely to the terms of one or more series of the Company’s preferred stock (Proposal 3).
•	“FOR” the approval of the amendment and restatement of the Certificate of Designation for the Series A Preferred Stock to, among other things, adjust the conversion price of the Series A Preferred Stock in certain circumstances (Proposal 4).

•	“FOR” the approval of the amendment and restatement of the Certificate of Designation for the Series A-1 Preferred Stock to, among other things, adjust the conversion price of the Series A-1 Preferred Stock in certain circumstances (Proposal 5).
•	“FOR” the approval of the amendment and restatement of the Certificate of Designation for the Series A-2 Preferred Stock to make certain technical and administrative changes (Proposal 6).

By Order of the Board of Directors,

Paul Robinson, Esq.
Chief Legal Officer and Corporate Secretary
Herndon, Virginia

April 21, 2016

YOUR VOTE IS VERY IMPORTANT. PLEASE CAUSE YOUR SHARES TO BE VOTED AS PROMPTLY AS POSSIBLE BY USING THE INTERNET OR TELEPHONE OR, IF YOU HAVE REQUESTED A PAPER COPY OF THE PROXY MATERIALS AND THE PROXY CARD BY MAIL, BY COMPLETING, SIGNING AND RETURNING THE PROXY CARD IN THE ENVELOPE PROVIDED WITH YOUR PROXY MATERIALS, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO DECIDE TO ATTEND THE 2016 ANNUAL MEETING MAY, IF THEY SO DESIRE, REVOKE THEIR PROXIES AND VOTE THEIR SHARES IN PERSON.

AS DESCRIBED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, COPIES OF THE PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2015 ARE AVAILABLE AT www.proxyvote.com.

AMENDMENT AND RESTATEMENT OF CERTIFICATE OF DESIGNATION FOR SERIES A-1 PREFERRED STOCK (PROPOSAL 5)	46
AMENDMENT AND RESTATEMENT OF CERTIFICATE OF DESIGNATION FOR SERIES A-2 PREFERRED STOCK (PROPOSAL 6)	49
CERTAIN RELATIONSHIPS	50
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	53
OTHER MATTERS	56
Section 16(a) Beneficial Ownership Reporting Compliance	56
Householding of Proxy Materials	56
Stockholder Proposals	56
Exhibit A - HC2 Holdings, Inc. Non-Gaap Financial Measure Reconciliations	A-1
Exhibit B - Certificate of Amendment to Second Amended and Restated Certificate of Incorporation of HC2 Holdings, Inc.	B-1
Exhibit C - Amended and Restated Certificate of Designation of Series A Convertible Participating Preferred Stock of HC2 Holdings, Inc. (Marked against Current Series A Certificate of Designation)	C-1
Exhibit D - Amended and Restated Certificate of Designation of Series A-1 Convertible Participating Preferred Stock of HC2 Holdings, Inc. (Marked against Current Series A-1 Certificate of Designation)	D-1
Exhibit E - Amended and Restated Certificate of Designation of Series A-2 Convertible Participating Preferred Stock of HC2 Holdings, Inc. (Marked against Current Series A-2 Certificate of Designation)	E-1

HC2 Holdings, Inc.
505 Huntmar Park Drive, Suite 325
Herndon, VA 20170

Annual Meeting of Stockholders
June 14, 2016
PROXY STATEMENT

GENERAL INFORMATION ABOUT THE 2016 ANNUAL MEETING

Why Am I Receiving Proxy Materials?

The Board of Directors (the “Board”) of HC2 Holdings, Inc. (“HC2” or the “Company”) is soliciting your proxy to vote at the 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”) to be held at the offices of Latham & Watkins LLP, 885 Third Avenue, New York, NY 10022-4834, on June 14, 2016, at 10:00 a.m., Eastern Daylight Saving Time, and any continuations, adjournments or postponements of the 2016 Annual Meeting. HC2 expects to mail the Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders entitled to vote at the 2016 Annual Meeting on or about May 3, 2016. The purpose of the 2016 Annual Meeting and the matters to be acted upon are set forth in this Proxy Statement, the Notice of Annual Meeting of Stockholders and the Notice.

Why Did I Receive a One-Page Notice of Internet Availability of Proxy Materials this Year Instead of a Full Set of Proxy Materials?

The rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) allow us to furnish proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2015, by providing access to such documents on the Internet instead of mailing a printed copy of such proxy materials to each shareholder of record. The Notice provides instructions on how to access and review all of the proxy materials and how to submit your proxy on the Internet. As described in the Notice, any stockholder, at no cost to the stockholder, may request to receive proxy materials in printed form by mail or electronically by e-mail. If you would like to receive a printed or e-mail copy of the proxy materials, you should follow the instructions for requesting such materials in the Notice. Our Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2015 are available at www.proxyvote.com and under the “Investor Relations—Proxy Materials” section of our website at www.hc2.com.

Who Can Vote?

Stockholders who owned HC2’s common stock, Series A Convertible Participating Preferred Stock (“Series A Preferred Stock”), Series A-1 Convertible Participating Preferred Stock (“Series A-1 Preferred Stock”) or Series A-2 Convertible Participating Preferred Stock (“Series A-2 Preferred Stock” and, together with the Series A Preferred Stock and Series A-1 Preferred Stock, the “Preferred Stock”) as of the close of business on April 18, 2016 are entitled to vote at the 2016 Annual Meeting.

How Many Votes Do I Have?

Each share of common stock then outstanding on the record date entitles the holder thereof to one vote, without cumulation, on each matter to be voted upon at the meeting, as further described in this Proxy Statement. Holders of Preferred Stock will vote together as a single class with holders of common stock, on an as-converted basis, with respect to all matters except the election of Mr. Hillman, or the Preferred Elected Director (as defined below under “Proposal 1—Election of Directors”). In addition, holders of Series A Preferred Stock will vote as a separate class on Proposal 4; holders of Series A-1 Preferred Stock will vote as a separate class on Proposal 5; and holders of Series A-2 Preferred Stock will vote as a separate class on Proposal 6, with each share of Series A Preferred Stock, Series A-1 Preferred Stock and Series A-2 Preferred Stock, as applicable, entitling the holder thereof to one vote on the matter. Holders of Series A Preferred Stock and Series A-1 Preferred Stock will vote together as a separate class for the election of the Preferred Elected Director, with each share of Series A Preferred Stock and Series A-1 Preferred Stock entitling the holder thereof to one vote on that matter.

As of the record date for the 2016 Annual Meeting, there were (i) 35,520,967 shares of common stock outstanding, (ii) 28,308 shares of Series A Preferred Stock outstanding, or 6,751,231 shares of common stock on an as-converted basis, (iii) 10,000 shares of Series A-1 Preferred Stock outstanding, or 2,355,293 shares of common stock on an as-converted basis, and (iv) 14,000 shares of Series A-2 Preferred Stock outstanding, or 1,765,449 shares of common stock on an as-converted basis, or a total of 46,392,940 shares of common stock (including the Preferred Stock on an as-converted basis) outstanding and entitled to vote.

How Do I Vote?

Whether or not you plan to attend the 2016 Annual Meeting, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote your shares in the manner you indicate. If you submit a proxy but do not indicate any voting instructions, shares of our voting stock represented by proxies will be voted in accordance with the Board’s recommendations. Voting by proxy will not affect your right to attend the 2016 Annual Meeting.

If your shares are registered directly in your name through our stock transfer agent, Broadridge Corporate Issuer Solutions, Inc., or you have stock certificates registered in your name, you may vote:

•	By Internet or by telephone. Follow the instructions included in the Notice to vote by Internet or telephone. Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Saving Time, on June 13, 2016.
•	By mail. As described in the Notice, you may request printed proxy materials, in which case you may complete, sign and return the proxy card in the postage pre-paid envelope accompanying the proxy materials so that it is received prior to the 2016 Annual Meeting.
•	In person at the 2016 Annual Meeting. If you attend the 2016 Annual Meeting, you may deliver your completed proxy card in person or you may vote your shares in person by completing a ballot, which will be available at the 2016 Annual Meeting.

If your shares are held in “street name” (meaning the shares are held in the name of a bank, broker or other nominee who is the record holder), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By Internet or by telephone. Follow the instructions you receive from the bank, broker or other nominee to vote by Internet or telephone.
•	By mail. You will receive instructions from the bank, broker or other nominee explaining how to vote your shares.
•	In person at the 2016 Annual Meeting. Contact the bank, broker or other nominee who holds your shares to obtain a legal proxy and bring it with you to the 2016 Annual Meeting. You will not be able to vote in person at the 2016 Annual Meeting unless you have a legal proxy from your bank, broker or other nominee.

How Does the Board Recommend that I Vote on the Proposals?

The Board recommends that you vote as follows:

•	“FOR” the election of the five (5) nominees identified in this Proxy Statement as directors (Proposal 1).
•	“FOR” the approval, by non-binding vote, of the compensation of our named executive officers (also known as a “Say on Pay” vote) (Proposal 2).
•	“FOR” the approval of an amendment to the Company’s Certificate of Incorporation to provide that holders of common stock shall not be entitled to vote on any amendment to the Certificate of Incorporation (including any certificate of designation) relating solely to the terms of one or more series of the Company’s preferred stock (Proposal 3).
•	“FOR” the approval of the amendment and restatement of the Certificate of Designation for the Series A Preferred Stock to, among other things, adjust the conversion price of the Series A Preferred Stock in certain circumstances (Proposal 4).

•	“FOR” the approval of the amendment and restatement of the Certificate of Designation for the Series A-1 Preferred Stock to, among other things, adjust the conversion price of the Series A-1 Preferred Stock in certain circumstances (Proposal 5).
•	“FOR” the approval of the amendment and restatement of the Certificate of Designation for the Series A-2 Preferred Stock to make certain technical and administrative changes (Proposal 6).

If any other matter is presented at the 2016 Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her discretion. As of the time this Proxy Statement was printed, we knew of no matters that need to be acted on at the 2016 Annual Meeting, other than those described in this Proxy Statement.

May I Change or Revoke My Proxy?

You may change or revoke your previously submitted proxy at any time before the 2016 Annual Meeting or, if you attend the 2016 Annual Meeting in person, at the 2016 Annual Meeting.

If you hold your shares as a record holder, you may change or revoke your proxy in any one of the following ways:

•	By re-voting at a subsequent time by Internet or by telephone as instructed above;
•	By signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•	By delivering a signed revocation letter to Paul Robinson, the Company’s Corporate Secretary, at the Company’s address above before the 2016 Annual Meeting, which states that you have revoked your proxy; or
•	By attending the 2016 Annual Meeting and voting in person. Attending the 2016 Annual Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the 2016 Annual Meeting that it be revoked.

Your latest dated proxy card, Internet or telephone vote is the one that is counted.

If your shares are held in the name of a bank, broker or other nominee, you may change your voting instructions by following the instructions of your bank, broker or other nominee.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or, if you have requested proxy materials, more than one proxy card, if you hold shares of our common stock or Preferred Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote or Instruct my Nominee How to Vote?

If your shares are registered in your name, they will not be voted if you do not vote by Internet, by telephone, by completing, signing and returning your proxy card, if you have requested printed proxy materials, or in person at the 2016 Annual Meeting, as described above under “How Do I Vote?”

With respect to shares held in street name, your bank, broker or other nominee generally has the discretionary authority to vote uninstructed shares on “routine” matters, but cannot vote such uninstructed shares on “non-routine” matters. A “broker non-vote” will occur if your bank, broker or other nominee cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your bank, broker or other nominee chooses not to vote on a matter for which it does have discretionary voting authority. Proposals 1, 2, 3, 4, 5 and 6 are considered non-routine matters under applicable rules, and therefore your bank, broker or other nominee does not have discretionary authority to vote your uninstructed shares on such matters. Therefore, if you hold your shares in street name, it is critical that you instruct your bank, broker or other nominee how to vote if you want your vote to be counted.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	a.
Messrs. Barr, Falcone, Gfeller and Leffler are to be elected by a plurality of the votes received from holders of HC2’s common stock and Preferred Stock, voting as a single class and with the Preferred Stock voting on an as-converted basis. This means that the four nominees who receive the most FOR votes will be elected as directors. Voting stockholders may vote either FOR any or all of these nominees or WITHHOLD their votes from any or all of these nominees. Votes that are withheld and broker non-votes will have no effect on the outcome of the election of these directors.

b.
Mr. Hillman, or the Preferred Elected Director, must be elected by the affirmative vote of the holders of more than 75% of HC2’s outstanding Series A Preferred Stock and Series A-1 Preferred Stock, voting together as a separate class. Holders of Series A Preferred Stock and Series A-1 Preferred Stock may vote either FOR the Preferred Elected Director or AGAINST the Preferred Elected Director, or can ABSTAIN from voting on the election of the Preferred Elected Director. Abstentions and broker non-votes will have the same effect as votes against the Preferred Elected Director.

Proposal 2: Approval of, on a non-binding, advisory basis, the compensation of our named executive officers
The favorable vote of a majority of the votes cast by holders of HC2’s common stock and Preferred Stock, voting as a single class and with the Preferred Stock voting on an as-converted basis will constitute the stockholders’ non-binding approval of the compensation of our named executive officers.

Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal 3:

Approval of the amendment to the Company’s Certificate of Incorporation to provide that holders of common stock shall not be entitled to vote on any amendment to the Certificate of Incorporation (including any certificate of designation) relating solely to the terms of one or more series of the Company’s preferred stock

To be approved, this proposal requires the favorable vote of both:

1) A majority of the votes entitled to be cast by holders of HC2’s outstanding shares of common stock and Preferred Stock, voting together as a single class and with the Preferred Stock voting on an as-converted basis; and

2) A majority of the votes entitled to be cast by holders of HC2’s outstanding shares of common stock, voting together as a separate class.

Abstentions and broker non-votes will have the same effect as a vote against Proposal 3.

Proposal 4:

Approval of the amendment and restatement of the Certificate of Designation for the Series A Preferred Stock to, among other things, adjust the conversion price of the Series A Preferred Stock in certain circumstances

To be approved, this proposal requires the favorable vote of both:

1) A majority of the votes entitled to be cast by holders of HC2’s outstanding shares of common stock and Preferred Stock, voting together as a single class and with the Preferred Stock voting on an as-converted basis; and

2) More than 75% of the votes entitled to be cast by holders of HC2’s outstanding shares of Series A Preferred Stock, voting as a separate class in their capacity as preferred stockholders (and not on an as-converted basis).

Abstentions and broker non-votes will have the same effect as a vote against Proposal 4.

Proposal 5:

Approval of the amendment and restatement of the Certificate of Designation for the Series A-1 Preferred Stock to, among other things, adjust the conversion price of the Series A-1 Preferred Stock in certain circumstances

To be approved, this proposal requires the favorable vote of both:

1) A majority of the votes entitled to be cast by holders of HC2’s outstanding shares of common stock and Preferred Stock, voting together as a single class and with the Preferred Stock voting on an as-converted basis; and

2) More than 75% of the votes entitled to be cast by holders of HC2’s outstanding shares of Series A-1 Preferred Stock, voting as a separate class in their capacity as preferred stockholders (and not on an as-converted basis).

Abstentions and broker non-votes will have the same effect as a vote against Proposal 5.

Proposal 6: Approval of the amendment and restatement of the Certificate of Designation for the Series A-2 Preferred Stock
To be approved, this proposal requires the favorable vote of both:

1) A majority of the votes entitled to be cast by holders of HC2’s outstanding shares of common stock and Preferred Stock, voting together as a single class and with the Preferred Stock voting on an as-converted basis; and

2) More than 75% of the votes entitled to be cast by holders of HC2’s outstanding shares of Series A-2 Preferred Stock, voting as a separate class in their capacity as preferred stockholders (and not on an as-converted basis).

Abstentions and broker non-votes will have the same effect as a vote against Proposal 6.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors, officers and employees may solicit proxies in person or by e-mail or other electronic means or by telephone. We will pay these directors, officers and employees no additional compensation for these services. We will ask banks, brokers and other nominees to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their reasonable, out-of-pocket expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of the capital stock of HC2 outstanding and entitled to vote at the 2016 Annual Meeting, including its common stock and Preferred Stock, on an as-converted basis, is necessary to constitute a quorum at the 2016 Annual Meeting, except (i) with respect to the vote to elect the Preferred Elected Director, for which a majority of the voting power of HC2’s outstanding Series A Preferred Stock and Series A-1 Preferred Stock together as a separate class present, in person or by proxy, shall constitute a quorum entitled to take action on that matter, (ii) with respect to the class vote of the common stock to approve Proposal 3, for which a majority of the voting power of HC2’s outstanding common stock present, in person or by proxy, shall constitute a quorum entitled to take action on the matter, and (iii) with respect to the class vote of the applicable series of preferred stock to approve Proposals 4, 5 and 6, respectively, for which a majority of the voting power of HC2’s outstanding Series A Preferred Stock, Series A-1 Preferred Stock and Series A-2 Preferred Stock, as applicable, present, in person or by proxy, shall constitute a quorum entitled to take action on the matter. Votes of stockholders of record who are present at the 2016 Annual Meeting in person or by proxy and abstentions will be counted for purposes of determining whether a quorum exists. A quorum is necessary before business may be transacted at the 2016 Annual Meeting except that, even if a quorum is not present, with respect to some or all matters to be voted upon, the chairman of the 2016 Annual Meeting or the holders of shares having a majority of the voting power present, in person or by proxy, with respect to the matter or matters to be voted upon, shall have the power to adjourn the 2016 Annual Meeting from time to time until a quorum is present with respect to such matter or matters to be voted upon. As of the record date for the 2016 Annual Meeting, there were (i) 35,520,967 shares of common stock outstanding, (ii) 28,308 shares of Series A Preferred Stock outstanding, or 6,751,231 shares of common stock on an as-converted basis, (iii) 10,000 shares of Series A-1 Preferred Stock outstanding, or 2,355,293 shares of common stock on an as-converted basis, and (iv) 14,000 shares of Series A-2 Preferred Stock outstanding, or 1,765,449 shares of common stock on an as-converted basis, or a total of 46,392,940 shares of common stock (including the Preferred Stock on an as-converted basis) outstanding and entitled to vote. Thus, the holders of 23,196,471 shares of common stock or its equivalents must be present in person or represented by proxy at the meeting to have a quorum for the transaction of business, except that the holders of 6,829,894 shares of Series A Preferred Stock and Series A-1 Preferred Stock must be present in person or represented by proxy at the meeting to have a quorum for the vote to elect the Preferred Elected Director.

How do I Attend the 2016 Annual Meeting?

The 2016 Annual Meeting will be held on Tuesday, June 14, 2016 at 10:00 a.m., Eastern Daylight Saving Time, at the offices of Latham & Watkins LLP, 885 Third Avenue, 12th floor, New York, NY 10022-4834. In order to be admitted into the 2016 Annual Meeting, you must present a valid personal photo identification card, such as a driver’s license or passport. If your shares are held in street name, you must also bring with you proof of HC2 stock ownership as of the close of business on April 18, 2016, which is the record date for the 2016 Annual Meeting, such as the Notice you received from your bank or broker, or a bank or brokerage statement or a letter from your bank or broker evidencing your HC2 stock ownership at the close of business on the record date. The purpose of this requirement is to assist us in verifying that you are a stockholder of HC2. Should you require directions to the 2016 Annual Meeting, please call (703) 865-0700. You do not need to attend the 2016 Annual Meeting in order to vote.

ELECTION OF DIRECTORS
(PROPOSAL 1)

The size of our Board is determined by resolution of the Board, subject to the requirements of our Second Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) and Second Amended and Restated By-laws (as amended, the “By-laws”). Our Board currently consists of the following five directors: Wayne Barr, Jr., Philip A. Falcone, Robert V. Leffler, Robert M. Pons and Daniel Tseung. Mr. Pons, who has served on our Board since 2011, and Mr. Tseung, who has served on our Board since 2014, have not been nominated for re-election as directors at the 2016 Annual Meeting following the end of their current terms. The Board has nominated five director candidates for election as directors at the 2016 Annual Meeting: Wayne Barr, Jr., Philip A. Falcone, Warren Gfeller, Lee Hillman and Robert V. Leffler. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.

The Board will continue to evaluate the size of the Board and make adjustments as needed to meet the current and future needs of the Company.

Pursuant to the terms of the Company’s Series A Preferred Stock and Series A-1 Preferred Stock, for so long as the holders of such Preferred Stock maintain a minimum ownership threshold of HC2’s voting stock, the holders of the Series A Preferred Stock and Series A-1 Preferred Stock are entitled, voting together as a separate class, to the exclusion of all other classes of voting stock, to elect at least one director, which number may be increased based on such holders’ ownership of HC2’s voting stock relative to their Board representation (the “Preferred Elected Director”). The holders of the Series A Preferred Stock and Series A-1 Preferred Stock have designated Mr. Hillman as the Preferred Elected Director nominee.

At the recommendation of our Nominating and Governance Committee, our Board has nominated each of Messrs. Barr, Falcone, Gfeller, Leffler and Hillman for election as a director at the 2016 Annual Meeting, to hold office until the Annual Meeting of Stockholders in 2017 and until his successor is duly elected and qualified.

The Preferred Elected Director must be elected by the affirmative vote of the holders of more than 75% of HC2’s outstanding Series A Preferred Stock and Series A-1 Preferred Stock, voting together as a separate class. Messrs. Barr, Falcone, Gfeller and Leffler are to be elected by a plurality of the votes received from holders of HC2’s common stock and Preferred Stock, voting as a single class and with the Preferred Stock voting on an as-converted basis.

If you vote by proxy, the proxy holders will vote your shares in the manner you indicate. If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented thereby for the election as directors the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors, except nominees Mr. Gfeller and Mr. Hillman. Each nominee has consented to be named in this Proxy Statement, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve or for good cause will not serve as a director, it is intended that proxies will be voted for a substitute nominee designated by the Board, or, in the discretion of the Board, the Board may elect to reduce its size.

The principal occupations and certain other information about the nominees for director (including the skills and qualifications that led to the conclusion that they should serve as directors) are set forth below.

The Board unanimously recommends a vote “FOR” the election of Messrs. Barr, Falcone, Gfeller, Leffler and Hillman as directors.

BOARD OF DIRECTORS

Information Regarding Directors

Set forth below is certain information with respect to our nominees for election as directors at the 2016 Annual Meeting, all of whom are current directors of the Company, except Warren Gfeller and Lee Hillman. This information has been provided by each director or director nominee at the request of the Company. None of the directors or nominees is related to any other director or nominee or to any executive officer of the Company. Each of the director nominees has been nominated by our Board for election at the 2016 Annual Meeting, to hold office until the Annual Meeting of Stockholders in 2017 and until his successor is duly elected and qualified.

Director Nominees

Name	Age	Director Since
Philip A. Falcone	53	2014
Wayne Barr, Jr. (1)(2)(3)	52	2014
Warren Gfeller (4)	63
Robert V. Leffler (1)(2)(3)	70	2014
Lee Hillman (4)	60
(1)	Member of the Compensation Committee. Mr. Leffler is the Chairman of this Committee.
(2)	Member of the Audit Committee. Mr. Barr is the Chairman of this Committee.
(3)	Member of the Nominating and Governance Committee. Mr. Barr is the Chairman of this Committee.
(4)	The Board of Directors has appointed each of Mr. Gfeller and Mr. Hillman to serve on the Audit, Nominating and Governance, and Compensation Committees effective immediately following the 2016 Annual Meeting if such nominee is elected as a director by our stockholders at the 2016 Annual Meeting.

Philip A. Falcone, 53, has served as a director of HC2 since January 2014, and as Chairman, President, and Chief Executive Officer of HC2 since May 2014. Mr. Falcone served as a director, Chairman of the Board and Chief Executive Officer of HRG Group, Inc. (f/k/a Harbinger Group Inc., “HRG”) from July 2009 to November 2014. From July 2009 to July 2011, Mr. Falcone also served as the President of HRG. Mr. Falcone is also the Chief Investment Officer and Chief Executive Officer of Harbinger Capital Partners LLC (“Harbinger Capital”), and is the Chief Investment Officer of other Harbinger Capital affiliated funds. Mr. Falcone co-founded the funds affiliated with Harbinger Capital in 2001. Mr. Falcone has over two decades of experience in leveraged finance, distressed debt and special situations. Prior to joining the predecessor of Harbinger Capital, Mr. Falcone served as Head of High Yield trading for Barclays Capital. From 1998 to 2000, he managed the Barclays High Yield and Distressed trading operations. Mr. Falcone held a similar position with Gleacher Natwest, Inc., from 1997 to 1998. Mr. Falcone began his career in 1985, trading high yield and distressed securities at Kidder, Peabody & Co. Mr. Falcone currently serves on the board of directors of Novatel Wireless, Inc., a provider of intelligent wireless solutions for the worldwide mobile communications market. Mr. Falcone received an A.B. in Economics from Harvard University.

Wayne Barr, Jr., 52, has served as a director of HC2 since January 2014. Mr. Barr is managing director of Alliance Group of NC, LLC, a full service real estate firm providing brokerage, planning and consulting services throughout North Carolina to a wide variety of stakeholders including landowners, developers, builders and investors, a position he has held since 2013. Mr. Barr is also the principal of Oakleaf Consulting Group LLC, a management consulting firm focusing on technology and telecommunications companies, which he founded in 2001. Mr. Barr also co-founded and was president from 2003 to 2008 of Capital & Technology Advisors, a management consulting and restructuring firm. Mr. Barr has served on the boards of directors of Anacomp, Leap Wireless International, NEON Communications and Globix Corporation. He has served as a director of Evident Technologies, Inc. since 2005. Mr. Barr received his J.D. degree from Albany Law School of Union University and is admitted to practice law in New York State. He is also a licensed real estate broker in the state of North Carolina.

Warren H. Gfeller, 63, is a nominee for director of HC2. He has been a member of Crestwood Equity GP LLC’s board of directors since March 2001. He served as a director of Crestwood Midstream GP LLC from December 2011 to October 2015. He has engaged in private investments since 1991. From 1984 to 1991, Mr. Gfeller served as president and chief executive officer of Ferrellgas, Inc., a retail and wholesale marketer of propane and other natural gas liquids. Mr. Gfeller began his career with Ferrellgas in 1983, as an executive vice president and financial officer. Prior to joining Ferrellgas, Mr. Gfeller was the chief financial officer of Energy Sources, Inc. and a CPA at Arthur Young & Co. He also served as a director of Inergy Holdings GP, LLC, Zapata Corporation and Duckwall-Alco Stores, Inc. Mr. Gfeller received a Bachelor of Arts degree from Kansas State University.

Robert V. Leffler, Jr., 70, has served as a director of HC2 since September 2014. He owns The Leffler Agency, Inc., a full service advertising agency founded in 1984. The firm specializes in the areas of sports/entertainment and media. Headquartered in Baltimore, the agency also has an office in Tampa and operates in 20 U.S. markets. Leffler Agency also has a subsidiary media buying service, Media Moguls, LLC, which specializes in mass retail media buying. Mr. Leffler served as a director and Chairman of the Compensation Committee of HRG from 2008 to 2013 and a director and Chairman of the Compensation Committee of Zapata, Inc. from 1995 to 2008. Mr. Leffler holds a B.A. in social science/history from Towson University and an M.A. in Urban Studies and Popular Culture History from Morgan State University.

Lee Hillman, 60, is a nominee for director of HC2. He has served as President of Liberation Advisory Group, a private management consulting firm, since 2003. Mr. Hillman has served as Chief Executive Officer of Performance Health Systems, LLC and certain of its predecessors, the manufacturer and distributor of Power Plate® and bioDensity® branded, advanced technology health and exercise equipment, since 2006. Mr. Hillman currently serves as a director at Lawson Products, Inc., where he chairs compensation and financial strategies committees of the board and serves as a member of its audit committee. Mr. Hillman also serves as a trustee and member of the audit committee at Adelphia Recovery Trust. Mr. Hillman has served as a member of the board of directors as well as a member of the audit committees of: HealthSouth Corporation, Wyndham International, and RCN Corporation (where he also served as Chairman of the Board). From 1996 to 2002, Mr. Hillman led the successful turnaround of Bally Total Fitness Corp as its CEO. Previously, from 1991 to 1996, he was instrumental as the CFO in the turnaround of Bally Entertainment Corp. Mr. Hillman received a Masters of Business Administration from the University of Chicago's Booth Graduate School of Business and a Bachelor of Science from the Wharton School of Finance, University of Pennsylvania.

In accordance with HC2’s Certificate of Incorporation, the holders of the Series A Preferred Stock and Series A-1 Preferred Stock have designated Mr. Hillman as the Preferred Elected Director nominee, whom the holders of the Series A Preferred Stock and Series A-1 Preferred Stock are entitled to elect, voting as a separate class.

On October 8, 2015, the Hudson Bay Capital Absolute Return Credit Opportunities Master Fund, Ltd. (the “HB Fund”) entered into an Irrevocable Proxy Agreement (the “Irrevocable Proxy Agreement”) with Daniel Tseung, a current director of the Company (the “Proxy Holder”), pursuant to which the HB Fund granted to the Proxy Holder an irrevocable proxy with respect to HB Fund's right to vote on the Preferred Elected Director set forth in Section 7 of the Series A Preferred Stock Certificate of Designation with respect to 12,500 shares of Series A Preferred Stock held by the HB Fund.

Analysis of Our Directors in Light of Our Business

We are a diversified holding company with seven reportable operating segments based on management’s organization of the enterprise—Manufacturing, Marine Services, Insurance, Utilities, Telecommunications, Life Sciences and Other, which includes operations that do not meet the separately reportable segment thresholds. We expect to continue to focus on acquiring and investing in businesses with attractive assets that we consider to be undervalued or fairly valued and growing our acquired businesses.

Our Board has considered the experience, qualifications, attributes and skills of its members in light of our business and structure, and concluded that each of our current directors should serve on the Board. In particular, the Board considered:

•	Mr. Falcone’s success in the growth of HRG during his tenure as Chairman of the Board and Chief Executive Officer, as well as his extensive investment experience consisting of over two decades in leveraged finance, distressed debt and special situations.
•	Mr. Barr’s experience as a director in the telecommunications and technology industries and his knowledge regarding management consulting matters, which are valuable to HC2 and the Board.
•	Mr. Gfeller’s experience in the energy industry and prior experience in various executive positions, as well as his service on the boards of directors of publicly traded companies, coupled with his extensive financial and accounting training and practice.
•	Mr. Hillman’s experience in managing and restructuring businesses and prior experience in various executive positions, as well as his service as a director on other publicly traded U.S. and international companies and as a former audit/assurance partner of an international accounting firm.
•	Mr. Leffler’s experience in the media industry, as well as his service on the board of directors of HRG from 2008 until 2013 and Zapata, Inc. from 1995 to 2008.

Certain Legal Proceedings Affecting Mr. Falcone

On September 16, 2013, the United States District Court for the Southern District of New York entered a final Judgment (the “Final Judgment”) approving a settlement between the SEC and Harbinger Capital, Harbinger Capital Partners Special Situations GP, LLC, Harbinger Capital Partners Offshore Manager, L.L.C., and Philip A. Falcone (collectively, the “HCP Parties”), in connection with two civil actions previously filed against the HCP Parties by the SEC. One civil action alleged that Harbinger Capital Partners Special Situations GP, LLC, Harbinger Capital Partners Offshore Manager, L.L.C., and Mr. Falcone violated the anti-fraud provisions of the federal securities laws by engaging in market manipulation in connection with the trading of the debt securities of a particular issuer from 2006 to 2008. The other civil action alleged that Harbinger Capital and Mr. Falcone violated the anti-fraud provisions of the federal securities laws in connection with a loan made by Harbinger Capital Partners Special Situations Fund, L.P. to Mr. Falcone in October 2009 and in connection with the circumstances and disclosure regarding alleged preferential treatment of, and agreements with, certain fund investors.

The Final Judgment bars and enjoins Mr. Falcone for a period of five years (after which he may seek to have the bar and injunction lifted) from acting as or being an associated person of any “broker,” “dealer,” “investment adviser,” “municipal securities dealer,” “municipal adviser,” “transfer agent,” or “nationally recognized statistical rating organization” (as those terms are defined under the federal securities laws, collectively, the “Specified Entities”).

During the period of the bar, Mr. Falcone may remain associated with Harbinger Capital and certain other Harbinger Capital-related entities, provided that, during such time, Mr. Falcone’s association will be limited as set forth in the Final Judgment. The HCP Parties must take all actions reasonably necessary to expeditiously satisfy all redemption requests of investors in the Harbinger Capital-related funds, which may include the orderly disposition of Harbinger Capital-related fund assets. In addition, during the bar period, the HCP Parties and certain Harbinger Capital-related entities may not raise new capital or make capital calls from existing investors. The Final Judgment requires the HCP Parties to pay disgorgement, prejudgment interest, and civil penalties totaling approximately $18 million. In addition, certain of the activities of the HCP Parties at the Harbinger Capital-related funds will be subject to the oversight of an independent monitor for two years.

Additionally, on October 7, 2013, HRG, Fidelity & Guaranty Life (formerly, Harbinger F&G, LLC), a subsidiary of HRG, Fidelity & Guaranty Life Insurance Company of New York (“FGL NY Insurance”), a subsidiary of FGL, and Mr. Falcone delivered a commitment (the “NYDFS Commitment”) to the New York State Department of Financial Services (“NYDFS”) pursuant to which Mr. Falcone agreed for a period of up to seven years that he will not, directly or indirectly, individually or through any person or entity, exercise control (within the meaning of Insurance Law § 1501(a)(2)) over FGL NY Insurance or any other New York-licensed insurer. In connection with the NYDFS Commitment, neither Mr. Falcone nor any employee of Harbinger Capital, may (i) serve as a director or officer of FGL or (ii) be involved in making investment decisions for FGL’s portfolio of assets or any funds withheld account supporting credit for reinsurance for FGL. The NYDFS Commitment provides that: (i) Mr. Falcone may continue to own any direct or indirect interest in HRG and serve as an officer or director of HRG and (ii) HRG may continue to own any direct or indirect interest in FGL NY Insurance and any other New York-licensed insurer. Any other activities related solely to FGL (other than FGL NY Insurance) are not prohibited and HRG executives may continue to serve on FGL’s board of directors. In addition, in connection with its re-domestication to Iowa, on October 7, 2013, Fidelity & Guaranty Life Insurance Company (“FGL Insurance”), a subsidiary of FGL, agreed to the conditions set by the Iowa Insurance Commissioner (together with the NYDFS Commitment, the “Commitments”) that neither Mr. Falcone nor any employees of Harbinger Capital may serve as an officer or director of FGL Insurance or FGL (but FGL Insurance may request that the Iowa Insurance Division lift this restriction after five years) and neither Mr. Falcone nor Harbinger Capital will be involved in making investment decisions for FGL Insurance or any funds withheld account that supports credit for reinsurance for FGL Insurance for five years.

Director Independence

HC2’s common stock is listed on the NYSE MKT LLC (the “NYSE MKT”) under the symbol “HCHC.” Under the corporate governance listing standards of the NYSE MKT, at least a majority of the Company’s directors, and all of the members of the Company’s Audit Committee, Compensation Committee and Nominating and Governance Committee, must meet the test of “independence” as defined under the listing standards of the NYSE MKT. The NYSE MKT listing standards provide that to qualify as an “independent” director, in addition to satisfying certain bright-line criteria, the Board must affirmatively determine that a director has no relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. We have also adopted director independence standards included in our Guidelines (as defined below under “—Corporate Governance Guidelines”), which our Board uses to determine if a particular director is independent.

In addition to the independence standards discussed above, members of the Audit Committee must satisfy enhanced independence requirements established by the SEC and the NYSE MKT for audit committee members. Specifically, members of the Audit Committee may not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries other than their directors’ compensation and they may not be an affiliated person of Company or any of its subsidiaries.

Finally, in affirmatively determining the independence of any director who will serve on the Compensation Committee, the Board must consider all factors specifically relevant to determining whether a director has a relationship to the Company that is material to that director’s ability to be independent from management in connection with the duties of a member of the Compensation Committee, including (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the Company to such director; and (2) whether the director is affiliated with the Company, its subsidiaries or its affiliates.

In March 2016, the Board undertook a review of director independence. During this review, the Board considered, among other things, relationships and transactions during the past three years between each director or any member of his or her immediate family, on the one hand, and the Company and its subsidiaries and affiliates, on the other hand. The purpose of the review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent as defined under the NYSE MKT listing standards and our Guidelines, as well as the additional independence requirements applicable to Audit Committee and Compensation Committee members. Based on the review, our Board has affirmatively determined that Messrs. Barr, Leffler and Tseung are independent directors under NYSE MKT listing standards and our Guidelines and are independent for purposes of serving on the Audit Committee, Compensation Committee and Nominating and Governance Committee. The Board has also determined that Messrs. Gfeller and Hillman, nominees for election as directors at the 2016 Annual Meeting, are independent directors under NYSE MKT listing standards and our Guidelines and are independent for purposes of serving on the Audit Committee, Compensation Committee and Nominating and Governance Committee.

Board Committees

The Board maintains standing Audit, Compensation, and Nominating and Governance Committees.

Audit Committee and Audit Committee Financial Expert

During the year ended December 31, 2015, the Audit Committee held six meetings. The Audit Committee currently consists of Wayne Barr, Jr. (Chairman), Robert V. Leffler and Daniel Tseung. Our Board has determined that Mr. Tseung qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC. The Board has considered the qualifications of the current members of the Audit Committee and has determined that they possesses the skills necessary to review and analyze the Company’s financial statements and processes and to fulfill their other duties in accordance with the terms of the Audit Committee Charter. The Board of Directors has appointed each of Mr. Gfeller and Mr. Hillman to serve on the Audit Committee effective immediately following the 2016 Annual Meeting if such nominee is elected as a Director by our stockholders at the 2016 Annual Meeting, and our Board has determined that each Mr. Gfeller and Mr. Hillman qualifies as an “audit committee financial expert”.

The Audit Committee is responsible, among its other duties, for engaging, overseeing, evaluating and replacing the Company’s independent registered public accounting firm, pre-approving all audit and non-audit services by the independent registered public accounting firm, reviewing the scope of the audit plan and the results of each audit with management and the independent registered public accounting firm, reviewing the Company’s internal audit function, reviewing the adequacy of the Company’s system of internal accounting controls and disclosure controls and procedures, reviewing the financial statements and other financial information included in the Company’s annual and quarterly reports filed with the SEC, and exercising oversight with respect to the Company’s code of conduct (the “Code of Conduct”) and other policies and procedures regarding adherence with legal requirements. The Audit Committee’s duties are set forth in the Audit Committee Charter. A copy of the Audit Committee Charter is available under the “Investor Relations—Corporate Governance” section of our website at www.hc2.com.

Compensation Committee

During the year ended December 31, 2015, the Compensation Committee held six meetings. The Compensation Committee currently consists of Robert V. Leffler (Chairman), Wayne Barr, Jr. and Daniel Tseung. The Board of Directors has appointed each of Mr. Gfeller and Mr. Hillman to serve on the Compensation Committee effective immediately following the 2016 Annual Meeting if such nominee is elected as a director by our stockholders at the Annual Meeting.

The Compensation Committee is primarily responsible for fixing the compensation of our Chief Executive Officer (our “CEO”), our other executive officers and our directors, deciding other compensation matters such as those relating to the operation of our 2014 Omnibus Equity Award Plan (the “Omnibus Plan”), or any other compensation plan that may be adopted from time to time, including the award of equity instruments under the Omnibus Plan or other compensation plans, and administering and approving the Company’s annual incentive plan, if any. The CEO (or other principal executive officer, as applicable) recommends to the Compensation Committee the compensation for the other executive officers. The Delaware General Corporation Law (the “DGCL”) generally permits the Compensation Committee to delegate its authority and responsibilities to subcommittees consisting of one or more members of such committee. A copy of the Compensation Committee Charter is available under the “Investor Relations—Corporate Governance” section of our website at www.hc2.com.

Nominating and Governance Committee

During the year ended December 31, 2015, the Nominating and Governance Committee held one meeting. The Nominating and Governance Committee currently consists of Wayne Barr, Jr. (Chairman), Robert V. Leffler and Daniel Tseung. The Board of Directors has appointed each of Mr. Gfeller and Mr. Hillman to serve on the Nominating and Governance Committee effective immediately following the Annual Meeting if such nominee is elected as a director by our stockholders at the 2016 Annual Meeting.

The Nominating and Governance Committee is responsible for (i) identifying, reviewing and evaluating candidates to serve as directors of the Company, (ii) serving as a focal point for communication between such candidates, non-committee directors and the Company’s senior management, (iii) recommending such candidates to the Board, and (iv) making such other recommendations to the Board regarding the governance affairs relating to the directors of the Company (excluding director compensation, which is the responsibility of the Compensation Committee) and advising the Board with respect to Board composition, procedures and committees. The Nominating and Governance Committee’s duties are set forth in the Nominating and Governance Committee Charter. A copy of the Nominating and Governance Committee Charter is available under the “Investor Relations—Corporate Governance” section of our website at www.hc2.com.

Corporate Governance Guidelines

The Board has approved, following recommendation by the Nominating and Governance Committee, Corporate Governance Guidelines (the “Guidelines”), which address director qualifications and independence standards, responsibilities of the Board, access to management and independent advisors, certain Board compensation matters, procedures for review of related party transactions, Board orientation and continuing education, Board committees, succession planning, communications with stockholders and the media, and certain matters with respect to our Code of Conduct. A copy of the Guidelines is available under the “Investor Relations—Corporate Governance” section of our website at www.hc2.com.

Director Nomination Process

The Nominating and Governance Committee has the primary responsibility for identifying, evaluating, reviewing and recommending qualified candidates to serve on the Board. The Nominating and Governance Committee considers the following factors set forth in the Nominating and Governance Committee Charter in selecting candidates for Board service: experience, skills, expertise, diversity (“Diversity Considerations”), personal and professional integrity, character, business judgment, sufficient time to devote to Board matters, conflicts of interest and other relevant factors deemed appropriate in the context of the needs of the Board. In evaluating Diversity Considerations, the Nominating and Governance Committee utilizes an expansive definition of diversity that includes differences of experience, education and talents, among other things. While the Nominating and Governance Committee does not have a formal diversity policy, it seeks to achieve a range of talents, skills and expertise on the Board and evaluates each nominee with regard to the extent to which he or she contributes to this overall mix.

The Nominating and Governance Committee may use multiple sources for identifying director candidates, including its own contacts and referrals from other directors, members of management, the Company’s advisors, and executive search firms. The Nominating and Governance Committee will consider director candidates recommended by stockholders, in accordance with the procedures described below, and will evaluate such director candidates in the same manner that it evaluates candidates recommended by other sources. For the nominees for election as directors at the 2016 Annual Meeting, Mr. Gfeller was recommended by a non-management director and Mr. Hillman was recommend by the security holders. For those potential new director candidates who appear upon first consideration to meet the Board’s selection criteria, the Nominating and Governance Committee will conduct appropriate inquiries into their background and qualifications and, depending on the result of such inquiries, arrange for in-person meetings with the potential candidates. Directors are obligated to complete orientation training concerning the Company and to comply with limitations on outside activities that directors may engage in without Board approval.

Stockholders may submit written recommendations of director candidates by submitting such recommendation, including the candidate’s name and contact information and a statement of the candidate’s background and qualifications, to HC2 Holdings, Inc., 505 Huntmar Park Drive, Suite 325, Herndon, Virginia 20170, Attention: Corporate Secretary. Such recommendation must be received by the Corporate Secretary no later than February 1, 2017.

The Nominating and Governance Committee is responsible for reviewing and making a recommendation to the Board regarding the continued service of the Company’s directors, (i) based upon service to the Company during a director’s term, attendance, participation, quality of performance and actual or potential conflicts of interest, and (ii) in the event an employee director’s employment with the Company is terminated for any reason or a non-employee director changes his/her primary job responsibility since the time such director was most recently elected to the Board. The Guidelines provide that members of the Company’s management serving on the Board who cease to serve as a member of the Company’s management shall offer his or her resignation from the Board effective on the last date of employment; while the Board need not accept such offer of resignation, in general a member of the Company’s management shall not continue to serve as a member of the Board following such cessation of employment. The Guidelines also provide that members of the Board will offer to resign from the Board upon the occurrence of certain specified sanctions, charges or admissions of fault or liability, subject to the Board’s refusal to accept such resignations in certain circumstances.

The Nominating and Governance Committee Charter and the Guidelines are intended to provide a flexible set of criteria for the effective functioning of the Company’s director nomination process. The Nominating and Governance Committee intends to review its Charter and the Guidelines at least annually and anticipates that modifications may be necessary from time to time as the Company’s needs and circumstances evolve, and as applicable legal or listing standards change. The Nominating and Governance Committee may recommend to the Board for approval amendments to the Nominating and Governance Committee Charter and Guidelines at any time.

Pursuant to the terms of the Company’s Series A Preferred Stock and Series A-1 Preferred Stock, which are set forth in the Certificate of Incorporation, for so long as the holders of such Preferred Stock maintain a minimum ownership threshold of HC2’s voting stock, the holders of the Series A Preferred Stock and Series A-1 Preferred Stock are entitled as a class, to the exclusion of all other classes of voting stock, to elect the Preferred Elected Director. Subject to the Preferred Elected Director meeting applicable independence standards, the Preferred Elected Director is also entitled to be a member of each of the Board’s committees, including our Audit Committee, Compensation Committee and Nominating and Governance Committee.

The holders of the Series A Preferred Stock and Series A-1 Preferred Stock have designated Mr. Hillman as the Preferred Elected Director nominee, whom the holders of the Series A Preferred Stock and Series A-1 Preferred Stock are entitled to elect. At the recommendation of our Nominating and Governance Committee, our Board has nominated the Preferred Elected Director for election as a director at the 2016 Annual Meeting.

Stockholder and Other Interested Party Communications with the Board and/or non-Employee Directors

The Board welcomes communications from the Company’s stockholders and other interested parties and has adopted a procedure for receiving and addressing those communications. Stockholders and other interested parties may send written communications to the Board or the non-employee directors by writing to the Board or the non-employee directors at the following applicable address: Board / Non-Employee Directors, HC2 Holdings, Inc., 505 Huntmar Park Drive, Suite 325, Herndon, Virginia 20170, Attention: Corporate Secretary. Communications by e-mail should be addressed to corpsec@hc2.com and marked “Attention: Corporate Secretary” in the “Subject”

field. The Corporate Secretary will review and forward all communications from stockholders or other interested parties to the intended recipient, except for those communications from stockholders or other interested parties that are outside the scope of Board matters or duplicative of other communications by the applicable stockholder or interested party and previously forwarded to the intended recipient.

Annual Meeting Attendance

During the year ended December 31, 2015, our Board held fourteen meetings. During 2015, each of our directors attended more than 75% of the aggregate number of meetings of our Board held during the period in which he was a director and the committees on which he served during the periods that he served. Directors are expected, absent schedule conflicts, to attend our Annual Meeting of Stockholders each year. All our then-serving directors attended the 2015 Annual Meeting of Stockholders.

Code of Conduct

We have adopted a Code of Conduct applicable to all directors, officers and employees, including the CEO, senior financial officers and other persons performing similar functions. The Code of Conduct is a statement of business practices and principles of behavior that support our commitment to conducting business in accordance with the highest standards of business conduct and ethics. Our Code of Conduct covers, among other things, compliance resources, conflicts of interest, compliance with laws, rules and regulations, internal reporting of violations and accountability for adherence to the Code of Conduct. A copy of the Code of Conduct is available under the “Investor Relations—Corporate Governance” section of our website at www.hc2.com. Any amendment of the Code of Conduct or any waiver of its provisions for a director or executive officer must be approved by the Board or a duly authorized committee thereof. We intend to post on our website all disclosures that are required by law or the rules of the NYSE MKT concerning any amendments to, or waivers from, any provision of the Code of Conduct.

Board Leadership Structure

The Company’s leadership structure consists of a combined Chairman of the Board and Chief Executive Officer and a Lead Independent Director. At this time, the Board believes that it is in the best interests of the Company to have Mr. Falcone serve as Chairman and Chief Executive Officer to implement the short- and long-term strategies of the Company, particularly in light of Mr. Falcone’s acquisition and investment experience. The Board believes that this joint position provides it with the ability to perform its oversight role over management with the benefit of a management perspective as to the Company’s business strategy and all other aspects of the business.

The Guidelines provide that the Chairman shall be elected annually by the Board and that in the event the Chairman is neither a non-executive nor an “independent” director, the Board shall select another director to serve as “Lead Independent Director” from among the members of the Board that are determined at that time by the Board to be “independent.” The Chairman may be removed as Chairman at any time by a majority of the members of the Board.

With the position of Lead Independent Director, our governance structure provides a form of leadership that allows the Board to function distinct from management, capable of objective judgment regarding management’s performance, and enables the Board to fulfill its duties effectively and efficiently. Mr. Barr currently serves as the Company’s Lead Independent Director. The Board also believes that the strength of its independent directors, each of whom serves on the Board without any affiliation with management or any stockholder group, mitigates the risk of any potential conflicts that might result from combining the roles of Chief Executive Officer and Chairman.

The Chairman of the Board’s duties include:

•	presiding over all meetings and strategy sessions of the Board;
•	preparing the agenda for Board meetings with the Corporate Secretary and in consultation with the other members of the Board;
•	ensuring information flows openly between senior management and the Board; and
•	presiding over all meetings of shareholders.

The Lead Independent Director’s duties include:

•	convening executive sessions of the independent directors;

•	setting the agenda of and leading meetings of the independent directors;
•	briefing the Chairman and Chief Executive Officer regarding issues arising during executive sessions, as necessary;
•	collaborating with the Chairman and Chief Executive Officer to determine the Board agenda and Board information following consultations with the independent directors and the committee chairpersons; and
•	facilitating Board communication among the independent directors outside of Board meetings.

Board Role in Risk Oversight

The Board supervises and has control over the Company’s governance and compliance processes and procedures. As part of this role, the Board has overall responsibility for risk supervision, with a focus on material risks facing the Company. The Board primarily discharges its risk supervision responsibilities through its Audit Committee and Compensation Committee functions, each of which reports its activities to the Board. The risk supervision responsibilities of the Board’s committees include the following:

•	Audit Committee. The Audit Committee is responsible for the supervision of risk policies and processes relating to the Company’s financial statements and financial reporting processes. This Committee reviews the Company’s risk management procedures and policies and discusses with management the Company’s material operating and financial risk exposures and the manner in which such exposures are managed. The Audit Committee also discusses these potential risks with the Company’s outside independent registered public accounting firm responsible for auditing the Company’s books, records and financial statements.
•	Compensation Committee. The Compensation Committee is responsible for evaluating potential compensation-related risks and supervising management’s assessment of risks related to employee compensation policies and programs, as discussed further below under “—Risk Considerations in Our Compensation Program.”

HC2’s CEO and other members of the Company’s senior management team primarily design, implement, execute and monitor HC2’s risk management policies and procedures. The Audit Committee meets with our senior management team periodically to review HC2’s risk management practices. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

Risk Considerations in Our Compensation Program

Our Compensation Committee, on an ongoing basis, reviews, assesses and discusses with management (i) whether the compensation of the Company’s employees (including named executive officers) encourages employees to engage in excessive risk, (ii) the relationship between risk and management policies, practices and compensation, and (iii) compensation policies and practices that could mitigate any such risk. Our Compensation Committee has concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company, particularly in light of the following factors:

•	Our use of a variety of elements in our compensation program, such as base salary, annual performance-based incentive compensation and equity awards, which provide a balance of long- and short-term incentives;
•	Our use of a variety of financial and strategic performance objectives within our compensation elements, which helps ensure that the Company’s overall business strategy is appropriately promoted; and
•	Our internal controls and procedures, which help us to monitor excessive or inappropriate risk taking.

Compensation of Directors

Annual Cash Compensation. Effective October 1, 2014, the Company adopted a director compensation policy pursuant to which it will pay non-employee directors the following fees on a quarterly basis in arrears: (i) $45,000 annual fee for each non-employee director; (ii) $15,000 annual retainer for the Chair of the Audit Committee; (iii) $10,000 annual retainer for the Chair of the Compensation Committee; (iv) $7,500 annual retainer for the Chair of the Nominating and Governance Committee; (v) $10,000 annual retainer for each member of the Audit Committee; (vi) $8,000 annual retainer for each member of the Compensation Committee; and (vii) $6,000 annual retainer for each member of the Nominating and Governance Committee. Such amounts are prorated for non-employee directors who are elected or appointed during the year.

The Company also reimburses non-employee directors for their out-of-pocket expenses incurred in connection with their service on the Board. Employees of the Company who also serve as directors do not receive separate compensation for their service on the Board. Because Messrs. Falcone and Pons are named executive officers due to their positions with the Company, their compensation is reflected in the Summary Compensation Table below in the “Compensation Tables” section, rather than in the Non-Employee Director Compensation Table below in this “—Compensation of Directors” section.

Stock-Based Compensation. On April 11, 2014, the Board adopted the HC2 Holdings, Inc. 2014 Omnibus Equity Award Plan (the “Omnibus Plan”), which was approved by our stockholders at the annual meeting of stockholders held on June 12, 2014 (the “2014 Annual Meeting”). The Omnibus Plan provides that no further awards will be granted pursuant to the Company’s Management Compensation Plan, as amended (the “Management Compensation Plan”). However, awards that had been previously granted pursuant to the Management Compensation Plan will continue to be subject to and governed by the terms of the Management Compensation Plan.

Commencing with the 2014 Annual Meeting, unless otherwise provided by the Compensation Committee, following each annual meeting of stockholders during the term of the Omnibus Plan and for so long as equity is available to issue under such plan, each non-employee director will be granted an award of restricted stock (“RSAs”) with a fair market value of $60,000 on the date of grant. Each RSA award so granted will vest in three equal installments on the grant date and each of the first and second anniversaries of the grant date (subject to continued service with the Company through each applicable vesting date). All other terms and conditions of the grants will be established by the Compensation Committee and set forth in the non-employee director’s award agreement. In accordance with this policy, on June 11, 2015, the Compensation Committee awarded each of Messrs. Barr, Leffler and Tseung 5,435 shares of restricted stock, vesting ratably in three installments commencing on date of grant and each of June 11, 2016 and June 11, 2017 (subject to continued service as a non-employee director through each applicable vesting date).

Employees of the Company, such as our named executive officers, who also serve as directors do not receive separate compensation for service on the Board.

Non-Employee Director Compensation Table

The following table provides compensation information for the year ended December 31, 2015 for each non-employee director:

Director	Fess Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)
Wayne Barr, Jr. (2)	75,500	60,002	135,502
Robert V. Leffler, Jr. (3)	71,000	60,002	131,002
Daniel Tseung (4)	69,000	60,002	129,002
(1)	These amounts represent the aggregate grant date fair value of RSAs and RSUs granted in 2015 computed in accordance with FASB ASC Topic 718, formerly SFAS No. 123(R) (“ASC 718”). A discussion of the assumptions used in determining grant date fair value may be found in Note 17 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.
(2)	As of December 31, 2015, Mr. Barr had (i) 7,970 RSAs outstanding, (ii) 1,116 RSUs outstanding and (iii) 4,466 stock options outstanding, of which 2,978 options were vested and 1,488 were unvested. Mr. Barr received a grant of 5,435 RSAs on June 11, 2015. These RSAs had an aggregate grant date fair value of $60,002 based on the closing price of HC2 common stock on June 11, 2015 of $11.04.
(3)	As of December 31, 2015, Mr. Leffler had 6,685 RSAs outstanding. Mr. Leffler received a grant of 5,435 RSAs on June 11, 2015. These RSAs had an aggregate grant date fair value of $60,002 based on the closing price of HC2 common stock on June 11, 2015 of $11.04.
(4)	As of December 31, 2015 Mr. Tseung had 6,685 RSAs outstanding. Mr. Tseung received a grant of 5,435 RSAs on June 11, 2015. These RSAs had an aggregate grant date fair value of $60,002 based on the closing price of HC2 common stock on June 11, 2015 of $11.04.

EXECUTIVE OFFICERS

Executive Officers

Executive officers are elected by and serve at the discretion of the Board. Set forth below is information regarding our executive officers as of April 18, 2016.

Name	Age	Position
Philip A. Falcone	53	Chairman, President and Chief Executive Officer
Keith M. Hladek	40	Chief Operating Officer
Michael J. Sena	43	Chief Financial Officer
Paul K. Voigt	56	Senior Managing Director of Investments
Paul L. Robinson	49	Chief Legal Officer & Corporate Secretary
Ian W. Estus	41	Managing Director of Investments
Andrea L. Mancuso	45	Deputy General Counsel and Assistant Corporate Secretary
Suzi Herbst	40	Chief Administrative Officer

Philip A. Falcone. Mr. Falcone’s biography can be found under “Board of Directors—Information Regarding Directors.”

Keith M. Hladek, 40, has been the Chief Operating Officer of HC2 since May 2014. Mr. Hladek is also the Chief Financial Officer and Chief Operating Officer of Harbinger Capital. Prior to joining Harbinger Capital in 2009, Mr. Hladek was the Controller at Silver Point Capital, L.P Prior to joining Silver Point Capital, L.P. Mr. Hladek was the Assistant Controller at GoldenTree Asset Management and a fund accountant at Oak Hill Capital Management. Mr. Hladek also previously served as a director of Zap.Com, a subsidiary of HRG. Mr. Hladek started his career in public accounting and received his Bachelor of Science in Accounting from Binghamton University. Mr. Hladek is a Certified Public Accountant in New York.

Michael J. Sena, 43, has been the Company’s Chief Financial Officer since June 2015. Prior to joining the Company, Mr. Sena was the Senior Vice President and Chief Accounting Officer of HRG Group, Inc. since October 2014, and had previously served as the Vice President and Chief Accounting Officer, from November 2012 to October 2014. Mr. Sena was also the Vice President and Chief Accounting Officer of Zap.Com, a subsidiary of HRG Group, Inc., and has served as a director of Zap.Com since December 2014. From January 2009 until November 2012, Mr. Sena held various accounting and financial reporting positions with Reader’s Digest Association, Inc., last serving as Vice President and North American Controller. Before joining Reader’s Digest Association, Inc., Mr. Sena served as Director of Reporting and Business Processes for Barr Pharmaceuticals from July 2007 until January 2009. Prior to that, Mr. Sena held various positions with PricewaterhouseCoopers, LLP. Mr. Sena is a Certified Public Accountant and holds a B.S. in Accounting from Syracuse University.

Paul K. Voigt, 56, has been the Senior Managing Director of Investments of HC2 since October 2014. Mr. Voigt is involved with sourcing deals and capital raising. Previously, Mr. Voigt served as Executive Vice President on the sales and trading desk at Jefferies and Company from 1996 to 2013. Prior to joining Jefferies, Mr. Voigt was Managing Director on the high yield sales desk at Prudential Securities from 1988 to 1996. Prior to 1988, Mr. Voigt played professional baseball. Mr. Voigt attended the University of Virginia from 1976 to 1980 where he received a B.S. in electrical engineering, and the University of Southern California where he received an MBA in 1988.

Paul L. Robinson, 49, was appointed Chief Legal Officer & Corporate Secretary of HC2 in March 2016. Prior to joining HC2, Mr. Robinson was the Executive Vice President, Chief Legal Officer and Corporate Secretary of SEACOR Holdings Inc. (NYSE: CKH) from November 2007 through March 2015. From 1999 through June 2007, he held various positions at Comverse Technology, Inc. (NASD: CMVT), including Chief Operating Officer, Executive Vice President, General Counsel and Corporate Secretary. Prior to that, Mr. Robinson was counsel to the United States Senate Committee on Governmental Affairs with respect to its special investigation into illegal and improper campaign fund-raising activities during the 1996 federal election and an associate attorney at Kramer, Levin, Naftalis & Frankel and Skadden, Arps, Slate, Meagher & Flom. Mr. Robinson was also previously a Director at Verint Systems Inc. (NASD: VRNT) and Ulticom, Inc. (NASD: ULCM). Mr. Robinson received a B.A. in Political Science and was Phi Beta Kappa from State University of New York at Binghamton in 1989 and a J.D., cum laude, from Boston University School of Law in 1992.

Ian W. Estus, 41, has been the Managing Director of Investments of HC2 since May 2014. Prior to joining the Company, Mr. Estus was a Senior Vice President at Five Island Asset Management, a subsidiary of HRG, from April 2013 to May 2014. Prior to joining Five Island, Mr. Estus spent eleven years at Harbinger Capital where he served in various capacities as a trader and assisting in management of the portfolio. Prior to joining Harbinger Capital in 2002, Mr. Estus was a Trading Assistant in the Smith Barney Asset Management High Yield Investments Group. Prior to that role, Mr. Estus served as a Fund Accountant in the Mutual Fund Accounting Group of Smith Barney Asset Management. Mr. Estus received a B.S. in Business Administration with a Concentration in Accounting from the State University of New York at Buffalo.

Andrea L. Mancuso, 45, has served as HC2’s Deputy General Counsel and Assistant Corporate Secretary since March 2016 and General Counsel and Corporate Secretary from March 2015 to March 2016. Ms. Mancuso joined the Company as Associate General Counsel in November 2011, and became Associate General Counsel & Assistant Corporate Secretary in 2012, and Acting General Counsel and Corporate Secretary in September 2013. Prior to joining HC2, from August 2010 to September 2011, Ms. Mancuso was Senior Counsel and Assistant Corporate Secretary of SRA International, Inc. (“SRA”), a provider of IT solutions and professional services to the federal government, and provided leadership and expertise to expedite the sale of SRA to a private equity firm. From March 2002 to September 2009, Ms. Mancuso was a Corporate & Securities Associate at Arnold & Porter LLP law firm advising clients on securities law matters and corporate transactions. Ms. Mancuso is a certified public accountant and, prior to becoming an attorney, held various accounting positions. Ms. Mancuso holds a Juris Doctor from Georgetown Law Center and a Bachelor of Science from Lehigh University.

Suzi Raftery Herbst, 40, has served as the Chief Administrative Officer of HC2 since March 2015. Ms. Herbst has over 17 years of diverse human resources, recruiting, equity and foreign exchange sales experience. Prior to joining HC2, Ms. Herbst was the Senior Vice President and Director of Human Resources of Harbinger Capital and HRG. Before joining Harbinger Capital and HRG, Ms. Herbst was the Head of Recruiting at Knight Capital Group. Prior to Knight, Ms. Herbst held various positions in Human Resources, as well as Foreign Exchange Sales at Cantor Fitzgerald. Ms. Herbst started her career in Equity Sales at Merrill Lynch. Ms. Herbst earned a Bachelor of Arts degree in Communications and Studio Art from Marist College.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Discussion and Analysis in this section provides information regarding the fiscal 2015 compensation program for the principal executive and principal financial officers of the Company and for up to three of the Company’s other most highly compensated individuals who served as executive officers as of the last day of the year ending December 31, 2015. We refer to these officers as our “named executive officers” in this proxy statement.

Compensation Discussion and Analysis

The Compensation Discussion and Analysis and the tables that follow provide information regarding the fiscal 2015 compensation program for our “named executive officers,” who are listed below:

•	Philip A. Falcone, Chairman, President and Chief Executive Officer;
•	Michael Sena, Chief Financial Officer;
•	Keith M. Hladek, Chief Operating Officer;
•	Paul Voigt, Senior Managing Director, Investments;
•	Robert M. Pons, Executive Vice President of Business Development;
•	Ian Estus, Managing Director, Investments; and
•	Mesfin Demise, Former Chief Financial Officer.

Executive Summary

Fiscal 2015 was a year of significant milestones for HC2. Our management team, including our named executive officers, oversaw the following significant developments of the Company:

Corporate

—	Adjusted EBITDA for our Core Operating Subsidiaries (Manufacturing, Marine Services, Telecommunications, Utilities, and Insurance segments), was a combined $96.9 million for fiscal year 2015. See Exhibit A for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.
—	Our consolidated cash and investments as of December 31, 2015 was $1.5 billion, which includes the addition of our Insurance Segment, and corporate cash of $41.1 million.
—	We received total dividends of approximately $25 million from our core operating subsidiaries during 2015.
—	On January 5, 2015, we issued 14,000 shares of Series A-2 Convertible Participating Preferred Stock convertible at a price of $8.25.
—	On March 26, 2015, we issued $50.0 million in aggregate principal amount of 11% Senior Secured Notes due 2019.
—	On November 4, 2015, we announced the pricing of an underwritten public offering of 8,452,500 newly issued shares of our common stock. The net proceeds to HC2 from the offering, after deducting underwriting discounts and commissions and offering expenses, were approximately $54.7 million.

Subsidiaries

—	In November 2015, Global Marine announced the expiration of their non-compete with Prysmian and successfully re-entered the offshore power market by securing their first contract with the Wikinger offshore wind farm, due for completion in 2016-17.
—	Global Marine also recently announced the award of the extension of the North America Maintenance Zone (NAZ) submarine cable maintenance contract up to December 31, 2024.
—	In December 2015, we completed the acquisition of United Teacher Associates Insurance Company and Continental General Insurance Company, forming the long term care division of our insurance platform, Continental Insurance Group.

—	Schuff’s backlog was $380.8 million as of December 31, 2015. Notable ongoing projects include the Wilshire Grand Center in Los Angeles, the new Apple headquarters in Cupertino, CA, the new Volvo facility in South Carolina, the Anaheim Convention Center, and the Loma Linda Hospital in Los Angeles.

During 2015, our Board also oversaw the transition of our finance department with the appointment of Mr. Sena as the Company’s Chief Financial Officer in June 2015.

We believe that a skilled and motivated team of senior executives is essential to achieving positive results and implementing our business objectives. We have structured our compensation program to provide our named executive officers and other senior executives with levels of compensation that we believe are necessary to retain their services and with incentives to achieve positive results and successfully implement our business objectives, in both the short and long term.

Compensation Program Overview, Philosophy and Objectives

Overview

The Compensation Committee of our Board administers our compensation program. The Compensation Committee is responsible for reviewing and approving base salaries, annual incentive bonuses, equity incentive awards and other elements of compensation for all named executive officers.

The Compensation Committee’s Annual Compensation Decision-Making Process

Following the end of each fiscal year, the Compensation Committee reviews the Company’s performance and the performance of each named executive officer for such fiscal year. Based on such review, the Compensation Committee generally discusses and approves any potential base salary increases related to the current fiscal year, awards annual incentive bonuses with respect to the prior fiscal year, and authorizes equity award grants.

Typically, our CEO makes compensation recommendations to the Compensation Committee with respect to named executive officers other than himself. With respect to our CEO, the Compensation Committee makes its decisions absent the CEO. Our compensation program recognizes the importance of ensuring that discretion is provided to the Compensation Committee and CEO in determining all compensation levels and awards.

The Compensation Committee has the authority to retain any compensation consultants or other advisors to assist in its evaluation of the appropriate compensation program for our named executive officers. In accordance with this authority, in 2014, the Compensation Committee engaged the services of Exequity LLP (“Exequity”) as its independent outside compensation consultant.

All executive compensation services provided by Exequity were conducted under the direction or authority of the Compensation Committee, and all work performed by Exequity was pre-approved by the Compensation Committee. Neither Exequity nor any of its affiliates maintains any other direct or indirect business relationships with us or any of our subsidiaries. The Compensation Committee evaluated whether any work provided by Exequity raised any conflict of interest for services performed during 2015 and determined that it did not.

As requested by the Compensation Committee, Exequity’s services to the Compensation Committee included, among other things, providing perspective on current trends and developments in executive and director compensation as well as analysis of benchmarking data and confirmation of our peer group composition. Specifically, the peer group analyzed by Exequity and the Compensation Committee included the following companies, which we believe also focus on acquisitions and operations of subsidiaries:

Affiliated Managers Group, Inc.	Apollo Global Management, LLC
Calamos Asset Management Inc.	The Carlyle Group LP
CIFC Corp.	Cohen & Steers, Inc.
Cowen Group, Inc.	Eaton Vance Corp.
Federated Investors, Inc.	Financial Engines, Inc.
Fortress Investment Group LLC	Gamco Investors, Inc.
Greenhill & Co., Inc.	Janus Capital Group, Inc.
Lazard Ltd	Legg Mason, Inc.
Manning & Napier, Inc.	MSCI Inc.

The analysis indicated that the total compensation was at the appropriate level with respect to the executive positions analyzed. While the Compensation Committee took into account the results of the compensation analysis in structuring our compensation program, other factors such as our general business and industry developments and individual performance influenced the Compensation Committee’s decision as to the appropriate compensation levels and structure for our named executive officers.

The Compensation Committee reviews the benchmark community each year to ensure peer company comparability based on the Company’s current business model, labor market, and financial structure. In 2016, the Compensation Committee will be working with Exequity to perform an in-depth review of the peer group composition to ensure its continued relevance given the Company’s existing state and future outlook. The results of this analysis may lead to the establishment of a new peer group that will be used in the process of benchmarking executive compensation levels and pay program design going forward.

Advisory Vote on Executive Compensation (“Say-on-Pay”)

Our Compensation Committee and our Board considered the results of our stockholder vote regarding the non-binding resolution on executive compensation presented at the 2015 Annual Meeting, where 78.4% of votes cast approved the compensation program described in the Company’s proxy statement for the 2015 Annual Meeting. Any changes made to our executive compensation programs for 2015 were tied to the Company’s 2015 initiatives and were not made in response to the say-on-pay vote at the 2015 Annual Meeting.

Philosophy and Objectives

Our compensation program is designed to recognize the level of responsibility of a named executive officer within the Company, taking into account the named executive officer’s role and expected leadership within the Company, as well as to encourage decisions and actions that have a positive impact on our overall performance.

Our compensation philosophy is based upon the following objectives:

•	to reinforce the achievement of key business strategies and objectives, through the grant of “at-risk” compensation based upon the level of established performance targets for our Company results;
•	to reward our executives for their outstanding performance and business results, based upon achievement of individual goals and objectives recommended to the Compensation Committee by the CEO with respect to his direct reports or, in the case of the CEO, agreed upon by the CEO and the Compensation Committee
•	to value each executive’s unique skills and competencies;
•	to attract and retain qualified executives;
•	to provide a competitive compensation structure; and
•	to emphasize the enhancement of stockholder value and align our executives’ interests with those of our stockholders.

Elements of Compensation

For 2015, executive compensation consisted of primarily: (i) a base annual salary; and (ii) an annual bonus based on the achievement of Company performance measures and each executive’s individual contributions to such achievement, payable in a mix of cash and equity. This total mix of payments has allowed us to provide compensation that directly addresses our compensation goals of retention, alignment of executive and stockholder interests and linking pay with performance. We also provide our executive officers with other benefits, including limited perquisites, and a 401(k) plan. The Compensation Committee also from time to time may grant special cash bonuses, sign-on bonuses, cash retention bonuses or incentive equity awards to certain executive officers to recognize particularly strong achievement or for specific inducement or retention purposes. Information on the total compensation of each named executive officer during fiscal year 2015 is set forth under “Compensation Tables—Summary Compensation Table” below.

Base Annual Salary

The base annual salaries we provide to our named executive officers are intended as compensation for each named executive officer’s ongoing contributions to the performance of the operational areas for which he is responsible. The respective employment arrangements we have maintained with our named executive officers provide for minimum annual base salaries, which may be increased or, in certain circumstances, decreased from time to time at the discretion of the Compensation Committee. Individual performance is reviewed on an annual basis during our annual evaluation process, which is designed to ensure consistent global Company results, hold our named executive officers accountable for results (i.e., financial, leadership and individual goals) and set the tone for future results (i.e., actual results against budgeted goals). The goals and objectives considered during the annual evaluation process are prepared and reviewed on an annual basis.

The base annual salary levels of each of our named executive officers are established and may be adjusted from time to time based on market conditions and comparative salary information or to recognize individual performance, promotions, retention requirements, internal pay equity and other qualitative factors. The base salaries for our named executive officers (other than our CEO) also reflect input from our CEO regarding individual performance, Company strategy and retention factors.

Our named executive officers, pursuant to their respective employment agreements, are entitled to base salaries of $165,000 to $300,000, except that as part of his employment, Mr. Falcone decided not to receive a base salary, instead received options to purchase common stock in lieu of any base salary, and no named executive officers received salary increases during 2015. For more detail for each named executive officer’s base salary please see “Compensation Tables—Summary Compensation table” and “Employment Arrangements and Potential Payments Upon Termination or Change of Control.”

Annual Bonus Plan

Establishment of Bonus Pool

Messrs. Falcone, Hladek, Pons, Sena, Voigt, and Estus participated in the Executive Bonus Plan (the “Bonus Plan”), which was adopted by the Compensation Committee in June 2014 under the Company’s Omnibus Plan, along with other key employees of the Company. At the end of 2015, since Mr. Demise was the Chief Financial Officer of the Company’s wholly-owned subsidiary, PTGi International Carrier Services, Inc. (“ICS”), Mr. Demise was no longer eligible to participate in the Bonus Plan. The Bonus Plan is designed to (i) offer variable compensation that provides competitive levels of total pay to executives if the Company achieves target results and (ii) reward and encourage value creation by executives. Pursuant to the Bonus Plan, a bonus pool is funded with an amount based on corporate performance measured in terms of the change in the Company’s “Net Asset Value” (as defined below) from the beginning of the Company’s fiscal year to the end of the Company’s fiscal year end (“NAV Return”), in excess of a threshold NAV Return (the “Fiscal 2015 Threshold NAV Return”). Please see the discussion below for additional details for the calculation of the NAV Return.

Each named executive officer may be granted an individual bonus under the Bonus Plan (the “Individual Bonus”), based on achievement of individual goals and objectives set by the Compensation Committee (based on the recommendations of the Company’s CEO), and a corporate bonus under the Bonus Plan (the “Corporate Bonus”), based on the achievement of goals and objectives set by the Compensation Committee (based on the recommendations of the Company’s CEO) tied directly to the financial and strategic goals of the Company, as well as an assessment of how well the named executive officer was able to adapt to changes and obtain overall financial results in the Company’s businesses and industries and contribute to the NAV Return.

NAV Return is believed to be a good proxy for creation of value for the Company and its stockholders because it is designed to encourage, among other things, the generation of cash flow by the Company’s subsidiaries and transactions resulting in appreciation of the assets of the Company and its subsidiaries. Performance-based bonuses are awarded annually with a portion immediately vested and a portion subject to vesting in future years. Our Compensation Committee believes that paying a bonus consistently based on NAV Return, partially subject to vesting over a number of years, encourages a long-term focus on value creation for the benefit of our stockholders.

For fiscal 2015, NAV Return was based on the amount calculated as the product of (i) the percentage increase in the Net Asset Value per share of the Company from the beginning of fiscal 2015 to the end of fiscal 2015 multiplied by (ii) the Net Asset Value at the beginning of 2015. The Bonus Plan provides that 12% of the excess, if any, of the NAV Return for 2015 over Fiscal 2015 Threshold NAV Return is to be allocated to fund the bonus pool for Corporate Bonuses awarded to our named executive officers and other key employees. Pursuant to the Bonus Plan, this amount may be reduced by the Compensation Committee pursuant to its exercise of its negative discretion.

For the purpose of the foregoing calculation, the Company’s “Net Asset Value” is generally calculated by (i) starting with the value of the Company’s “Net Asset Value,” as such term is defined in the certificates of designation governing our Preferred Stock (the “Preferred Stock Certificates”), (ii) then subtracting from such amount the Company’s deferred tax liabilities, (iii) then adding to such amount the Company’s capital contributions to fund start-up businesses, which is subject to a $10 million cap, (iv) then adding to such amount the Company’s deferred financing costs, (v) then adding to such amount the value of the Company’s assets that have not been appraised, which is subject to a $20 million cap, (vi) then eliminating the effect of any settling of legacy liabilities associated with our predecessor businesses, which is subject to a $5 million cap, (vii) then adding to such amount expenses incurred in connection with completing any acquisitions by the Company within the past twelve months, and (viii) excluding any accretion on preferred stock (calculated in the manner contained in the Preferred Stock Certificates). The Company then makes adjustments to eliminate the effects of any conversion of Preferred Stock into common stock.

The Company achieved a NAV Return of zero during the fiscal year ended December 31, 2015. Since there was no NAV Return for 2016, no funds were allocated to the bonus pool for Corporate Bonuses, and no Corporate Bonuses were paid under the Bonus Plan for 2015.

Individual Performance-Based Awards

For 2015, based on the recommendation of our CEO, the Compensation Committee paid Mr. Sena a discretionary bonus of $250,000 as a result of his exceptional performance in improving the accounting and financial procedures and internal controls of the Company. Mr. Sena’s individual bonus was paid in the form of restricted stock one-half vesting on the grant date on March 18, 2016, and the other half of which will vest on the first anniversary of the grant date, subject to Mr. Sena’s continued employment with the Company on such vesting date.

Mr. Sena will also receive a payment of $150,000 in respect of his annual bonus for 2015, as required by the terms of his employment agreement entered into in 2015, which will be paid on or about April 30, 2016.

Sena Sign-On Bonus

Pursuant to his employment agreement and for inducement purposes, Mr. Sena received a sign-on cash bonus of $150,000 in 2015.

Corporate Performance-Based Awards

Each named executive officer’s performance (other than that of our CEO) was also subjectively evaluated by our CEO based on the achievement of goals and objectives set by the Company’s CEO tied directly to the financial and strategic goals of the Company, as well as an assessment of how well the named executive officer was able to adapt to changes and obtain overall financial results in the Company’s businesses and industries and contribute to the NAV Return. Since there was no NAV Return for 2015, no Corporate Bonus was awarded to the named executive officers.

Initial Long-Term Equity Grants

Our practice is to grant service-based equity to named executive officers when our Compensation Committee or Board determines that it would be to the advantage and in the best interests of the Company and its stockholders to grant such equity as an inducement to enter into or remain in the employ of the Company and as an incentive for increased efforts during such employment.

Option Agreements with Philip A. Falcone

Contemporaneously with the execution of the Falcone Employment Agreement (as defined and discussed below under “Employment Arrangements and Potential Payments Upon Termination or Change of Control”), the Company issued Mr. Falcone an option (the “Initial Option”) to purchase 1,568,864 shares of the Company’s common stock at an exercise price of $4.56 per share. The terms and amount of the Initial Option were the product of negotiations between the Company and Mr. Falcone. The Initial Option is designed to attract and retain Mr. Falcone as an executive officer, and to align his interests with those of our shareholders. The Initial Option vests in three equal installments on the date of issuance and on each of the first and second anniversaries of the date of issuance, subject to Mr. Falcone’s continued employment with the Company on each vesting date, and will become immediately exercisable in the event of a Fundamental Corporate Transaction (as defined in the Initial Option to include, among other transactions, any sale or other disposition of all or substantially all of the Company’s assets or the acquisition of a majority of the voting power of its capital stock by certain third parties). The number of shares for which the Initial Option is exercisable and the exercise price of the Initial Option are subject to adjustment for certain events, such that at all times the Initial Option as so adjusted will enable Mr. Falcone to purchase the same percentage ownership interest in the Company that the Initial Option represented on its grant date. The Initial Option contemplated that any such anti-dilution adjustments would be in the form of additional options to be granted as of the date of the event requiring adjustment.

On October 26, 2014, the Company and Mr. Falcone reformed and clarified the Initial Option (the “Option Clarification” and, together with the Initial Option and any options to purchase common stock issued thereunder, the “Option”) to clarify the operation of the anti-dilution provisions of the Initial Option upon the issuance of rights, warrants, options, exchangeable securities or convertible securities entitling the holder thereof to subscribe for, purchase or otherwise acquire shares of the Company’s capital stock (each referred to as “Rights”) in light of the Company’s issuances of common stock and its Series A Preferred Stock and Series A-1 Preferred Stock during 2014. Specifically, pursuant to the terms of the Option Clarification, additional options granted to Mr. Falcone pursuant to the anti-dilution provisions upon the issuance of Rights (i) would have an exercise price equal to the greater of the fair market value of the common stock on the trading day immediately preceding the date of grant of the option or the price payable or deemed payable in respect of the applicable common stock upon the exercise or conversion of the Rights and (ii) would be exercisable as and to the extent the Rights are exercised or converted.

In 2014 anti-dilution adjustment options (the “Anti-Dilution Options”) exercisable for an aggregate of 1,782,082 shares of the Company’s common stock were issued to Mr. Falcone, in respect of the Company’s issuances of common stock, warrants to purchase common stock and its Series A Preferred Stock and Series A-1 Preferred Stock during such year. The Anti-Dilution Options vest in three equal installments, on the date of issuance and on each of the first and second anniversaries of the date of issuance, subject to Mr. Falcone’s continued employment with the Company on each vesting date, and will become immediately exercisable in the event of a Fundamental Corporate Transaction. See “Compensation Tables—2014 Grants of Plan-Based Awards.”

As part of the Compensation Committee’s on-going review of its executive compensation arrangements, the Compensation Committee requested and Mr. Falcone agreed to waive and cancel the anti-dilution protection provision contained in his stock option awards granted pursuant to the Falcone Employment Agreement for all future awards. The anti-dilution protection provision that was cancelled previously provided for the issuance of additional stock options to Mr. Falcone if the Company issued any common stock, as well as warrants, options or convertible securities entitling the holder of such instruments to subscribe for, purchase or otherwise acquire shares of the Company’s capital stock if certain conditions were met. The Compensation Committee’s request was based, in part, on feedback the Company received from significant stakeholders and is intended to better align Mr. Falcone’s compensation, performance and interests with those of the Company’s shareholders. In consideration for eliminating the anti-dilution protection provisions, Mr. Falcone received an award after market on April 14, 2016, consisting solely of 1,500,000 premium stock options (the “2016 Premium Option”) that were issued under the Omnibus Plan.

The 2016 Premium Option will vest in three equal installments on each of the first three anniversaries following the grant date (with each tranche vesting one-third on each such date), and the applicable per share exercise prices will be as follows: (a) a per share exercise price of $7.50 with respect to an option to acquire 500,000 shares, which is an 111% premium to our closing stock price on April 14, 2016; (b) a per share exercise price of $10.50 with respect to an option to acquire 500,000 shares, which is an 196% premium to our closing stock price on April 14, 2016; and (c) a per share exercise price of $13.50 with respect to an option to acquire 500,000 shares, which is an 280% premium to our closing stock price on April 14, 2016. Under these awards, Mr. Falcone will not realize any value from the applicable portion of the 2016 Premium Option unless there has been at least an 111%, 196%, and 280% increase in our stock price, respectively, from our closing stock price on April 14, 2016. The award agreement evidencing the 2016 Premium Option does not provide for the automatic vesting of the 2016 Premium Option upon a change in control.

Other Initial Long-Term Equity Grants

Mr. Sena, pursuant to his employment agreement entered into in 2015, was granted an initial long-term equity grant of RSAs in the amount of $957,000, of which 43% of such RSA vested on November 30, 2015, 40% of such RSA vests on November 30, 2016, and the remainder shall vest on November 30, 2017, subject to Mr. Sena’s continued employment with the Company on each vesting date. The terms and amounts of such initial equity grant were the product of negotiations between the Company and Mr. Sena. The initial equity grant was designed to attract and retain the named executive officer, and to align his interests with those of our stockholders. The RSAs were granted under the Omnibus Plan. For more detail concerning Mr. Sena’s initial long-term equity grant please see “Employment Arrangements and Potential Payments Upon Termination or Change of Control.”

Other Benefits

The Company’s named executive officers receive limited benefits that would be considered executive benefits. Most benefits are consistent with those offered generally to employees, which consist of life insurance, travel accident insurance, health insurance, dental insurance, vision insurance, short-term and long-term disability and opportunities to participate in the Company’s 401(k) plan. The Company matches 50% of the employee’s 401(k) plan contributions, up to the first 6% of such employee’s salary, with a maximum of $6,000 annually.

Clawback/Forfeiture

Pursuant to the equity agreements under the incentive plan, incentive compensation for employees are subject to recoupment in the event the Company restates its reported financial results or makes a mistake in calculations or other administrative error.

Potential Payments to Named Executive Officers Upon Termination or Change of Control

Our employment arrangements and severance guidelines (the “Severance Guidelines”) provide for certain payments to be made to our named executive officers in the event that their employment with the Company is terminated. Severance benefits are an important tool in attracting and retaining key employees and provide a degree of financial security to such employees.

The Omnibus Plan grants the Board discretion to accelerate outstanding equity awards upon a Change in Control (as defined in the Omnibus Plan), such that award recipients have the ability to participate in the Change in Control with respect to the common stock subject to such awards. We believe that the discretion afforded to the Board to accelerate vesting of equity-based RSAs and stock option awards for our named executive officers under the Omnibus Plan in the event of a Change in Control ensures that the executives, when evaluating strategic actions in the best interest of our stockholders, are not at the same time concerned with a potential loss of their incentive compensation as a result thereof.

Pursuant to the terms of Mr. Falcone’s Options, any unvested portions of the Options are accelerated upon the occurrence of a Fundamental Corporate Transaction. This provision, like all other provisions of Mr. Falcone’s Options, was negotiated at the time of entry into Mr. Falcone’s employment agreement.

The Management Compensation Plan and the agreements governing our awards of RSUs and stock options thereunder, some of which remain outstanding following the adoption of our Omnibus Plan, generally provide that, upon termination of the grantee’s service with the Company without Cause, or for Good Reason within two years of a Change of Control (as such terms are defined in the Management Compensation Plan), any unvested RSUs or stock options immediately vest (so-called “double trigger” accelerated vesting). For further information regarding the potential severance and change of control benefits provided to our named executive officers pursuant to our employment and equity award arrangements with such named executive officers, as well as our Severance Guidelines, see “Employment Arrangements and Potential Payments Upon Termination or Change of Control.”

Tax Considerations

If a named executive officer is entitled to nonqualified deferred compensation benefits that are subject to Section 409A of the Code, and such benefits do not comply with Section 409A, the executive would be subject to adverse tax treatment, including accelerated income recognition (in the first year that benefits are no longer subject to a substantial risk of forfeiture) and an additional income tax of 20% of the amount so recognized. The employment arrangements of our named executive officers described herein and the Management Compensation Plan and the Omnibus Plan, as applicable, generally contain provisions intended to limit or eliminate adverse tax consequences through timing of payments.

Section 162(m) of the Code generally denies a deduction to any publicly held corporation for compensation paid to its named executive officers to the extent that any such individual’s compensation exceeds $1 million, subject to certain exceptions, including one for “performance-based compensation.” Generally, the Compensation Committee seeks to maximize executive compensation deductions for federal income tax purposes. However, notwithstanding this general policy, the Company also believes there may be circumstances in which the Company’s interests are best served by maintaining flexibility in the way compensation is provided, whether or not compensation is fully deductible under Section 162(m). Accordingly, the Compensation Committee may, from time to time, approve compensation that is not deductible under Section 162(m) if it determines that it is in the Company’s best interest to do so.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with the management of the Company. Based on this review and discussion, the Compensation Committee recommended to the full Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed with the SEC on March 15, 2016.

Submitted by the Compensation Committee,

Robert V. Leffler (Chairman)
Wayne Barr, Jr.
Daniel Tseung

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2015 and currently, the Compensation Committee consists of Robert V. Leffler (Chairman), Wayne Barr, Jr. and Daniel Tseung. None of the members of the Company’s Compensation Committee during 2015: (i) served as an officer or employee of the Company during 2015, (ii) was formerly an officer of the Company or (iii) has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K.

During 2015: (A) none of our executive officers served as a member of a compensation committee (or other body performing a similar role) of another entity, any of whose executive officers served on our Compensation Committee; (B) none of our executive officers served as a director of another entity, any of whose executive officers served on our Compensation Committee and (C) none of our executive officers served as a member of the compensation committee (or other body performing a similar role) of another entity, any of whose executive officers served as one of our directors.

COMPENSATION TABLES

Summary Compensation Table

The following table sets forth, for the fiscal years ended December 31, 2015, 2014 and 2013, the total compensation paid or accrued to our named executive officers.

Name and Principal Position (1)	Year	Salary ($)	Bonus ($) (2)	Stock Awards ($) (3)(8)	Option Awards ($) (4)(8)	Non-Equity Incentive Plan Compensation ($) (5)(8)	All Other Compensation ($) (6)	Total ($)
Falcone, Philip A.	2015	—	—	7,933,950	5,025,898	—	—	12,959,848
Chairman, President and Chief Executive Officer	2014	—	—	7,260	4,892,120	1,922,400	13,938	6,835,718

Sena, Michael	2015	167,115	150,000	969,114	—	—	4,242	1,290,471
Chief Financial Officer

Demise, Mesfin	2015	165,000 (7)	—	17,676	2,044	—	6,000	190,720
Former Chief Financial Officer, Chief Compliance Officer	2014	154,548	30,551	60,900	4,809	58,000	5,553	314,361
Corporate Controller and Treasurer; Chief Financial Officer	2013	136,029	—	—	—	—	4,276	140,305
PTGI-International Carrier Services, Inc. (Current)

Hladek, Keith M.	2015	300,000	—	1,116,819	161,002	—	—	1,577,821
Chief Operating Officer	2014	184,231	—	507,500	40,074	572,454	—	1,304,259

Voigt, Paul	2015	300,000	—	2,349,189	338,667	—	—	2,987,856
Senior Managing Director, Investments	2014	75,000	100,000	568,750	42,607	993,783	—	1,780,140

Pons, Robert M.	2015	300,000	—	693,207	99,931	—	5,501	1,098,639
Executive Vice President of Business Development	2014	184,231	100,000	253,750	20,037	393,247	24,157	975,422
	2013	—	—	59,450	42,296	—	193,645	295,390

Estus, Ian	2015	300,000	—	321,984	55,517	—	2,250	679,751
Managing Director, Investments	2014	184,231	—	253,750	20,037	317,220	—	775,238
(1)	Information is not presented for years in which Messrs. Falcone, Sena, Demise, Hladek, Voigt, and Estus were not yet named executive officers.
(2)	The amounts in this column represent cash bonuses granted to our named executive officers as sign-on bonuses or bonuses in recognition of additional responsibilities.
(3)	These amounts represent the aggregate grant date fair value of RSAs and/or RSUs granted in 2015, 2014 and 2013, as applicable, computed in accordance with ASC 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 17 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015. See “Compensation Discussion and Analysis—Elements of Compensation—Annual Bonus Plan” above for a description of HC2’s 2014 Bonus Plan, which provides for the payment of amounts earned with respect to the 2014 performance period in a mix of cash and equity. Amounts paid in equity in the form of RSAs to our named executive officers for the 2014 performance period are reflected as 2015 grants in the table above because the grants were made in 2015.
(4)	The amounts in this column represent the aggregate grant date fair value of stock option awards granted in 2015, 2014 and 2013, as applicable, computed in accordance with ASC 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 17 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015. See “Compensation Discussion and Analysis—Elements of Compensation—Annual Bonus Plan” above for a description of HC2’s Bonus Plan, which provides for the payment of amounts earned with respect to the 2014 performance period in a mix of cash and equity. Amounts paid in equity in the form of stock options to our named executive officers for the 2014 performance period are reflected as 2015 grants in the table above because the grants were made in 2015.

(5)	The amounts in this column represent annual cash incentive payments under our then-current compensation program. Amounts reported for each year are based on performance in such year, even if paid subsequent to year end. See “Compensation Discussion and Analysis—Elements of Compensation—Annual Bonus Plan” above for a description of HC2’s Bonus Plan, which provides for the payment of amounts earned with respect to the 2014 performance period in a mix of cash and equity. As the performance goal for the 2015 performance period was not met, no cash amounts were paid under the Bonus Plan with respect to such period.
(6)	The amounts in this column represent matching contributions made by the Company to the Company’s 401(k) plan on behalf of each of the named executive officers who participated in such plan.
(7)	Salary for Mr. Demise also includes his salary earned in his current role as Chief Financial Officer of PTGI-International Carrier Services, Inc. beginning on May 20, 2015.
(8)	The amounts reported in last year’s proxy statement under the 2014 “stock awards” and “option awards” columns incorrectly reported the value of equity compensation paid to the Named Executive Officers (other than Mr. Sena). Rather than reporting the value of stock options and stock awards (the “awards”) based on the date such awards were granted in March 2015, and therefore should not have been included as 2014 compensation. We view this error as immaterial given the fact that the difference in reporting did not have an effect on our accounting methods for the applicable year, and our 2014 proxy statement included narrative disclosure that accurately described the material terms of such awards.

2015 Grants of Plan-Based Awards

The following table sets forth, for each named executive officer, certain information with respect to grants of plan-based equity awards granted during the fiscal year ended December 31, 2015.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (1)
Name and Principal Position	Grant Date	Compensation Committee Action Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Falcone, Philip A. Chairman, President and Chief Executive Officer	January 7, 2015 (2)	—	—	—	—	—	—	—	—	169,697	$8.25	$525,563
	March 12, 2015 (2)								881,550	309,620	$9.00	$8,916,633
	November 9, 2015 (2)	—	—	—	—	—	—	—	—	845,250	$7.17	$2,854,676
	December 24, 2015 (2)	—	—	—	—	—	—	—	—	200,000	$7.08	$426,636
	December 24, 2015 (2)	—	—	—	—	—	—	—	—	100,742	$5.90	$236,340

Sena, Michael Chief Financial Officer Former Chief Financial Officer, Chief Compliance Officer, Corporate Controller and Treasurer; Chief Financial Officer	May 20, 2015	—	—	—	—	—	—	—	86,528	—	$—	$969,114

Demise, Mesfin PTGI-International Carrier Services, Inc. (Current)	March 12, 2015	—	—	—	—	—	—	—	1,964	644	$9.00	$19,720

Hladek, Keith M. Chief Operating Officer	March 12, 2015	—	—	—	—	—	—	—	124,091	50,728	$9.00	$1,277,821

Voigt, Paul Senior Managing Director, Investments	March 12, 2015	—	—	—	—	—	—	—	261,021	106,706	$9.00	$2,687,856

Pons, Robert M. Executive Vice President of Business Development	March 12, 2015	—	—	—	—	—	—	—	77,023	31,486	$9.00	$793,138

Estus, Ian Managing Director, Investments	March 12, 2015	—	—	—	—	—	—	—	35,776	17,492	$9.00	$377,501
(1)	Amounts shown reflect the aggregate grant date fair value in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 17 in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015. Our named executive officers are participants in the Bonus Plan under the Omnibus Plan, discussed above under “Compensation Discussion and Analysis—Elements of Compensation—Annual Bonus Plan,” which was adopted by the Compensation Committee in June 2014. Pursuant to the Bonus Plan, a bonus pool is established in an amount based on the Company’s NAV Return in excess of a threshold NAV Return amount. Each named executive officer may be granted an Individual Bonus and a Corporate Bonus under the Bonus Plan, based on his achievement of individual and corporate-related performance goals, respectively. The Omnibus Plan establishes certain limits on individual award amounts, whether cash- or equity-based, for any single performance period. Pursuant to the 2014 Bonus Plan, Corporate Bonus awards are paid out in a mix of cash and equity early in the year following the performance year following an evaluation of Company and individual results. No bonuses were paid under the Bonus Plan with respect to the 2015 performance period because the Company’s NAV Return did not meet the threshold. However, amounts paid in equity to our named executive officers for the 2014 performance period under the Omnibus Plan (consisting of restricted stock and stock options) are reflected as 2015 grants and are included in the table above, since the grants were made in 2015.
(2)	Mr. Falcone was issued 169,697, 845,250 and 300,742 stock options on January 7, 2015, November 9, 2015 and December 24, 2015, respectively as the Anti-Dilution Options. The Anti-Dilution Options were granted to Mr. Falcone pursuant to anti-dilution provisions set forth in his Option, in respect of (i) the Company’s issuance of Series A-2 Preferred Stock on January 7, 2015, (ii) the Company’s issuance of 8,452,500 shares of common stock on November 9, 2015, (iii) the Company’s issuance of 1,007,422 shares of common stock and a warrant to purchase 2,000,000 shares of common stock to the sellers involved in the acquisition of United Teachers Associates Insurance Company (“UTAIC”) and Continental General Insurance Company (“CGIC”) on December 24, 2015. The Anti-Dilution Options have grant dates corresponding to the underlying events triggering the anti-dilution provisions in the Option. Mr. Falcone was issued 309,620 stock options on March 12, 2015 in respect of the bonus amount paid in equity pursuant to the Bonus Plan for his 2014 performance. See “Compensation Discussion and Analysis—Elements of Compensation—Initial Long-Term Equity Grants—Option Agreements with Philip A. Falcone” above for a description of the Options granted to Mr. Falcone in 2015.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information with respect to our named executive officers concerning unexercised stock option awards and unvested RSA/RSU awards as of December 31, 2015.

	Options						Stock
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlyinig Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)
Falcone, Philip A. (9)
Granted: January 15, 2014	2,704	1,351	(2)		3.58	1/14/2024	—	—		—	—
Granted: January 15, 2014	—	—					1,014	5,364	(2)	—	—
Granted: May 21, 2014	1,045,910	522,954	(3)		4.56	5/20/2024
Granted: October 28, 2014	35,975	17,988	(4)		3.77	5/20/2024	—	—		—	—
Granted: October 28, 2014	1,169	585	(4)		3.98	5/20/2024	—	—		—	—
Granted: October 28, 2014	1,596	798	(4)		4.00	5/20/2024	—	—		—	—
Granted: October 28, 2014	100,000	50,000	(4)		4.05	5/20/2024	—	—		—	—
Granted: October 28, 2014	9,593	4,796	(4)		4.05	5/20/2024	—	—		—	—
Granted: October 28, 2014	470,588	235,294	(4)		4.25	5/20/2024	—	—		—	—
Granted: October 28, 2014	133	66	(4)		4.05	5/20/2024	—	—		—	—
Granted: October 28, 2014	18,780	9,390	(4)		4.05	5/20/2024	—	—		—	—
Granted: October 28, 2014	3,217	1,609	(4)		4.04	5/20/2024	—	—		—	—
Granted: October 28, 2014	9,211	4,606	(4)		4.05	5/20/2024
Granted: October 28, 2014	18,968	9,484	(4)		4.02	5/20/2024
Granted: October 28, 2014	12,109	6,055	(4)		4.05	5/20/2024
Granted: October 28, 2014	18,865	9,433	(4)		4.04	5/20/2024
Granted: October 28, 2014	6,579	3,290	(4)		4.05	5/20/2024
Granted: October 28, 2014	7,497	3,749	(4)		4.03	5/20/2024
Granted: October 28, 2014	14,530	7,265	(4)		4.02	5/20/2024
Granted: October 28, 2014	27,493	13,746	(4)		4.03	5/20/2024
Granted: October 28, 2014	2,924	1,462	(4)		3.98	5/20/2024
Granted: October 28, 2014	32,915	16,457	(4)		3.85	5/20/2024
Granted: October 28, 2014	1,673	837	(4)		4.25	5/20/2024	—	—		—	—
Granted: October 28, 2014	186,981	93,491	(4)		3.99	5/20/2024
Granted: October 28, 2014	172,549	86,275	(4)		4.36	5/20/2024
Granted: October 28, 2014	173	86	(4)		4.46	5/20/2024	—	—		—	—
Granted: October 28, 2014	4,723	2,361	(4)		4.46	5/20/2024	—	—		—	—
Granted: January 7, 2015	56,566	113,131	(4)		8.25	5/20/2024	—	—		—	—
Granted: March 12, 2015	154,810	154,810	(6)		9.00	3/12/2025	—	—		—	—
Granted: March 12, 2015	—	—					316,613	1,674,883	(6)	—	—
Granted: November 9, 2015	281,750	563,500	(7)		7.17	5/20/2024	—	—		—	—
Granted: December 24, 2015	33,581	67,161	(8)		5.90	5/20/2024	—	—		—	—
Granted: December 24, 2015	66,667	133,333	(8)		7.08	5/20/2024	—	—		—	—
										—	—
Sena, Michael (10)										—	—
Granted: May 20, 2015	—	—					49,320	260,903		—	—
										—	—
Demise, Mesfin (11)										—	—
Granted: September 16, 2014	2,000	1,000			4.06	9/15/2024	—	—		—	—
Granted: September 16, 2014	—	—			—	—	5,000	26,450		—	—
Granted: March 12, 2015	322	322			9.00	3/12/2025	—	—		—	—
Granted: March 12, 2015	—	—			—	—	982	5,195		—	—
										—	—

	Options					Stock
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlyinig Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)
Hladek, Keith M. (12)								—	—
Granted: September 16, 2014	16,666	8,334		4.06	9/15/2024	—	—	—	—
Granted: September 16, 2014	—	—		—	—	41,666	220,413	—	—
Granted: March 12, 2015	25,364	25,364		9.00	3/12/2025	—	—	—	—
Granted: March 12, 2015	—	—		—	—	51,874	274,413	—	—
								—	—
Voigt, Paul (13)								—	—
Granted: October 1, 2014	16,666	8,334		4.55	9/30/2024	—	—	—	—
Granted: October 1, 2014	—	—		—	—	41,666	220,413	—	—
Granted: March 12, 2015	53,353	53,353		9.00	3/12/2025	—	—	—	—
Granted: March 12, 2015	—	—		—	—	109,115	577,218	—	—
								—	—
Pons, Robert M. (14)								—	—
Granted: September 16, 2011	40,210	—		2.75	9/16/2021	—	—	—	—
Granted: June 12, 2012	43,866	—		3.88	6/12/2022	—	—	—	—
Granted: June 12, 2013	31,963	—		3.72	6/12/2023	—	—	—	—
Granted: September 16, 2014	8,334	4,166		4.06	9/15/2024	—	—	—	—
Granted: September 16, 2014	—	—		—	—	20,834	110,212	—	—
Granted: March 12, 2015	15,743	15,743		9.00	3/12/2025	—	—	—	—
Granted: March 12, 2015	—	—		—	—	32,198	170,327	—	—
								—	—
Estus, Ian (15)								—	—
Granted: September 16, 2014	8,334	4,166		4.06	9/15/2024	—	—	—	—
Granted: September 16, 2014	—	—		—	—	20,834	110,212	—	—
Granted: March 12, 2015	8,746	8,746		9.00	3/12/2025	—	—	—	—
Granted: March 12, 2015	—	—		—	—	17,888	94,628	—	—
(1)	Values calculated based on the closing price of HC2 common stock on December 31, 2015 of $5.29.
(2)	Mr. Falcone was granted 4,055 stock options on January 15, 2014 as part of his compensation as a non-employee director during 2014. One-third of these stock options vested immediately, one-third vested on January 15, 2015 and the other one-third vested on January 15, 2016. Also as part of his non-employee director compensation, Mr. Falcone was granted 1,014 RSUs that vested on January 15, 2016.
(3)	Mr. Falcone was granted 1,568,864 stock options on May 21, 2014 pursuant to the Initial Option. One-third of these stock options vested immediately, one-third vested on May 21, 2015 and the other one-third will vest on May 21, 2016.
(4)	On October 28, 2014, anti-dilution adjustment options (the “October Anti-Dilution Options”) to purchase an aggregate of 1,782,082 Shares were issued to Mr. Falcone promptly following the execution of the Option Clarification Agreement. The October Anti-Dilution Options vest in three equal installments on the date of issuance and on each of the first and second anniversaries of the date of the original date of the event that resulted in the issuance of anti-dilution options, subject to Mr. Falcone’s continued employment with the Company on each vesting date. A portion of the October Anti-Dilution Options were issued in respect of the Company’s issuance of its Series A Convertible Participating Preferred Stock (“Series A Preferred Stock”) and related pay-in-kind dividends on such Series A Preferred Stock, based on a conversion price of $4.00 with respect to the Series A Preferred Stock, as follows: options to purchase (1) 750,000 Shares at $4.05, (2) 2,667 Shares at $4.00 and (3) 7,527 Shares at $4.46 (collectively, the “Original Series A Contingent Options”). On August 6, 2015, the Company determined that the Original Series A Contingent Options should have been issued based on a conversion price of $4.25 with respect to the Series A Preferred Stock, as follows: options to purchase (1) 705,882 Shares at $4.25, (2) 2,510 Shares at $4.25, and (3) 7,084 Shares at $4.46 (collectively, the “Corrected Series A Contingent Options”). On the same date, the Company issued the Corrected Series A Contingent Options to Mr. Falcone contemporaneously with the surrender of the Original Series A Contingent Options for cancellation. The Corrected Series A Contingent Options otherwise have the same vesting dates and terms as the Original Series A Contingent Options. One-third of these stock options vested immediately, one-third vested on October 28, 2015 and the other one-third will vest on October 28, 2016. A portion of the October Anti-Dilution Options included in the table above are only exercisable if and when the Series A Preferred Stock (715,476 stock options) and Series A-1 Preferred Stock (259,083 stock options) is converted into common stock. See “Compensation Discussion and Analysis—Elements of Compensation—Initial Long-Term Equity Grants—Option Agreements with Philip A. Falcone” above for a description of the Options granted to Mr. Falcone in 2014.
(5)	Mr. Falcone was granted 169,697 stock options on January 7, 2015 pursuant to the Initial Option. One-third of these stock options vested immediately, one-third vested on January 7, 2016, and the other one-third will vest on January 7, 2017. This option is exercisable only if and when the Series A-2 Preferred Stock is converted into common stock.

(6)	Mr. Falcone was granted 309,620 stock options on March 12, 2015 as payment of a portion of his incentive bonus earned with respect to the 2014 performance period under the 2014 Bonus Plan. One-half of these stock options vested immediately and the second half vested on March 12, 2016. Mr. Falcone was granted 881,550 RSAs on March 12, 2015 as payment of a portion of his incentive bonus earned with respect to the 2014 performance period under the 2014 Bonus Plan. Of these RSAs, 564,937 shares vested immediately and 316,613 vested on March 12, 2016.
(7)	Mr. Falcone was granted 845,250 stock options on November 9, 2015 pursuant to the Initial Option. One-third of these stock options vested immediately and the other two-thirds will vest on November 9, 2016 and 2017, respectively.
(8)	Mr. Falcone was granted 300,742 stock options on December 24, 2015 pursuant to the Initial Option. One-third of these stock options vested immediately and the other two-thirds will vest on December 24, 2016 and 2017, respectively.
(9)	As part of the Compensation Committee’s on-going review of its executive compensation arrangements, the Compensation Committee requested and Mr. Falcone agreed to waive and cancel the anti-dilution protection provision contained in his stock option awards granted pursuant to the Falcone Employment Agreement for all future awards. The anti-dilution protection provision that was cancelled previously provided for the issuance of additional stock options to Mr. Falcone if the Company issued any common stock, as well as warrants, options or convertible securities entitling the holder of such instruments to subscribe for, purchase or otherwise acquire shares of the Company’s capital stock if certain conditions were met. In consideration for eliminating the anti-dilution protection provisions, Mr. Falcone received an award after market on April 14, 2016, consisting solely of 1,500,000 premium stock options (the “2016 Premium Option”) that were issued under the Omnibus Plan.
(10)	Mr. Sena has 34,612 RSAs that will vest on November 30, 2016 and 14,708 RSAs that will vest on November 30, 2017.
(11)	Mr. Demise was granted 3,000 stock options on September 16, 2014 pursuant to his employment agreement entered into in 2014. One-third of these stock options vested immediately, one-third vested on September 11, 2015 and the other one-third will vest on September 11, 2016. Mr. Demise was granted 644 stock options on March 12, 2015 as payment of a portion of his incentive bonus earned with respect to the 2014 performance period under the 2014 Bonus Plan. One-half of these stock options vested immediately and the second half vested on March 12, 2016. Mr. Demise has 982 RSAs that vested on March 12, 2016 and 5,000 RSAs that will vest on September 11, 2016.
(12)	Mr. Hladek was granted 25,000 stock options on September 16, 2014 pursuant to his employment agreement entered into in 2014. One-third of these stock options vested immediately, one-third vested on May 21, 2015 and the other one-third will vest on May 21, 2016. Mr. Hladek was granted 50,728 stock options on March 12, 2015 as payment of a portion of his incentive bonus earned with respect to the 2014 performance period under the 2014 Bonus Plan. One-half of these stock options vested immediately and the second half vested on March 12, 2016. Mr. Hladek has 51,874 RSAs that vested on March 12, 2016 and 41,666 RSAs that will vest on May 21, 2016.
(13)	Mr. Voigt was granted 25,000 stock options on October 1, 2014 pursuant to his employment agreement entered into in 2014. One-third of these stock options vested immediately, one-third vested on October 1, 2015 and the other one-third will vest on October 1, 2016. Mr. Voigt was granted 106,706 stock options on March 12, 2015 as payment of a portion of his incentive bonus earned with respect to the 2014 performance period under the 2014 Bonus Plan. One-half of these stock options vested immediately and the second half vested on March 12, 2016. Mr. Voigt has 109,115 RSAs that vested on March 12, 2016 and 41,666 RSAs that will vest on October 1, 2016.
(14)	Mr. Pons was granted 12,500 stock options on September 16, 2014 pursuant to his employment agreement entered into in 2014. One-third of these stock options vested immediately, one-third vested on May 21, 2015 and the other one-third will vest on May 21, 2016. Mr. Pons was also granted 31,486 stock options on March 12, 2015 as payment of a portion of his incentive bonus earned with respect to the 2014 performance period under the 2014 Bonus Plan. One-half of these stock options vested immediately and the second half vested on March 12, 2016. Mr. Pons has 32,198 RSAs that vested on March 12, 2016 and 20,834 RSAs that will vest on May 21, 2016.
(15)	Mr. Estus was granted 12,500 stock options on September 16, 2014 pursuant to his employment agreement entered into in 2014. One-third of these stock options vested immediately, one-third vested on May 21, 2015 and the other one-third will vest on May 21, 2016. Mr. Estus was granted 17,492 stock options on March 12, 2015 as payment of a portion of his incentive bonus earned with respect to the 2014 performance period under the 2014 Bonus Plan. One-half of these stock options vested immediately and the second half vested on March 12, 2016. Mr. Estus has 17,888 RSAs that vested on March 12, 2016 and 20,834 RSAs that will vest on May 21, 2016.

Option Exercises and Stock Vested in 2015

The following table sets forth, for each named executive officer, details of any stock awards that vested in 2015.

	Stock awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting ($) (1)
Falcone, Philip A.	565,951	5,092,626
Sena, Michael	37,208	232,922
Demise, Mesfin	5,982	46,588
Hladek, Keith M.	113,884	1,133,290
Voigt, Paul	193,573	1,657,990
Pons, Robert M.	68,158	672,463
Estus, Ian	38,721	402,655

Determined by multiplying the shares of restricted stock that vested during fiscal year 2015 by the closing market price of our common stock on the respective vesting dates, but excluding any tax obligations incurred in connection with such vesting.

EMPLOYMENT ARRANGEMENTS AND POTENTIAL PAYMENTS
UPON TERMINATION OR CHANGE OF CONTROL

We have entered into employment arrangements with each of our named executive officers, setting forth certain terms of their employment with and/or separation from the Company, as applicable.

Employment Agreement with Philip A. Falcone

On May 21, 2014, we entered into an employment agreement with Philip A. Falcone to serve as the Company’s Chairman, President and Chief Executive Officer (the “Falcone Employment Agreement”). The Falcone Employment Agreement provides that Mr. Falcone will be employed by the Company “at will,” subject to the advance notice provisions contained therein with respect to termination of employment. Pursuant to the Falcone Employment Agreement, Mr. Falcone received the Options in lieu of any base salary, subject to the ability of the Compensation Committee to award Mr. Falcone a base salary following an annual review. See “Compensation Discussion and Analysis—Elements of Compensation—Initial Long-Term Equity Grants—Option Agreements with Philip A. Falcone” above for a description of the Options granted to Mr. Falcone in 2014 pursuant to the Falcone Employment Agreement. The Falcone Employment Agreement also provides that the Compensation Committee may, in its discretion, include Mr. Falcone as a participant in any annual bonus plan. Pursuant to the Falcone Employment Agreement, Mr. Falcone is also entitled to participate in the benefit plans and programs of the Company at a level commensurate with his position and to be reimbursed for reasonable and properly documented business expenses.

In the event of Mr. Falcone’s termination of employment with the Company, he will generally be entitled to payment of accrued but unpaid base salary, if any, any unpaid paid time off, any unreimbursed business expenses, any earned but unpaid discretionary cash bonus for the fiscal year prior to the year of termination and benefits under applicable benefit plans, programs or arrangements of the Company in effect at the time of termination; provided, however, that in the event Mr. Falcone is terminated for Cause or terminates his employment without Good Reason (as such terms are defined in the Falcone Employment Agreement), Mr. Falcone will not be entitled to any earned but unpaid discretionary cash bonus. The Company’s current Severance Guidelines provide that upon termination of the CEO’s employment by the Company without Cause or by Mr. Falcone for Good Reason, he is entitled to twelve months of annual base salary plus twelve months of Consolidated Omnibus Budget Reconciliation Act (“COBRA”) health benefit premiums, if eligible, subject to execution of a separation and release agreement.

Pursuant to the Falcone Employment Agreement, Mr. Falcone is subject to (i) non-compete restrictive covenants during the term of his employment and for so long as Mr. Falcone receives severance pursuant to the Company’s Severance Guidelines, and (ii) non-solicit restrictive covenants during the term of his employment and for eighteen months following Mr. Falcone’s separation from the Company. Mr. Falcone is also subject to continuing restrictive covenants prohibiting disclosure of confidential information and with respect to intellectual property of the Company.

Employment Agreement with Keith M. Hladek

On May 21, 2014, we entered into an employment agreement with Keith M. Hladek to serve as the Company’s Chief Operating Officer (the “Hladek Employment Agreement”). The Hladek Employment Agreement provides that Mr. Hladek will be employed by the Company “at will,” subject to the advance notice provisions contained therein with respect to termination of employment. Pursuant to the Hladek Employment Agreement, Mr. Hladek shall (i) receive an annual base salary of $300,000 and (ii) receive an initial equity grant consisting of (a) 125,000 shares of restricted stock, which vests in three equal installments on the date of issuance and on each of the first and second anniversaries of the date of issuance, subject to Mr. Hladek’s continued employment with the Company on each vesting date, and (b) 25,000 options to purchase the Company’s common stock, which vests in three equal installments on the date of issuance and on each of the first and second anniversaries of the date of issuance, subject to Mr. Hladek’s continued employment with the Company on each vesting date. The Hladek Employment Agreement also provides that the Compensation Committee may, in its discretion, include Mr. Hladek as a participant in any annual bonus plan. Pursuant to the Hladek Employment Agreement, Mr. Hladek is also entitled to participate in the benefit plans and programs of the Company at a level commensurate with his position and to be reimbursed for reasonable and properly documented business expenses.

In the event of Mr. Hladek’s termination of employment with the Company, he will generally be entitled to payment of accrued but unpaid base salary, if any, any unpaid paid time off, any unreimbursed business expenses, any earned but unpaid discretionary cash bonus for the fiscal year prior to the year of termination and benefits under applicable benefit plans, programs or arrangements of the Company in effect at the time of termination; provided, however, that in the event Mr. Hladek is terminated for Cause or terminates his employment without Good Reason (as such terms are defined in the Hladek Employment Agreement), Mr. Hladek will not be entitled to any earned but unpaid discretionary cash bonus. The Company’s current Severance Guidelines provide that upon termination of Mr. Hladek’s employment by the Company without Cause or by Mr. Hladek for Good Reason, he is entitled to six months of annual base salary plus six months of COBRA health benefit premiums, if eligible, subject to execution of a separation and release agreement.

Pursuant to the Hladek Employment Agreement, Mr. Hladek is subject to (i) non-compete restrictive covenants during the term of his employment and for so long as Mr. Hladek receives severance pursuant to the Company’s Severance Guidelines, and (ii) non-solicit restrictive covenants during the term of his employment and for eighteen months following Mr. Hladek’s separation from the Company. Mr. Hladek is also subject to continuing restrictive covenants prohibiting disclosure of confidential information and with respect to intellectual property of the Company.

Employment Agreement with Michael Sena

On May 20, 2015, we entered into an employment agreement with Michael Sena to serve as the Company’s Chief Financial Officer (the “Sena Employment Agreement”). The Sena Employment Agreement provides that Mr. Sena will be employed by the Company “at will,” subject to the advance notice provisions contained therein with respect to termination of employment. Pursuant to the Sena Employment Agreement, Mr. Sena shall (i) receive an annual base salary of $300,000, (ii) receive an initial equity grant consisting of shares of restricted stock in the amount of $957,000, of which 43% vests on November 30, 2015, 40% of such stock vests on November 30, 2016 and the remainder shall vest on November 30, 2017, subject to Mr. Sena’s continued employment with the Company on each vesting date, (iii) receive a sign-on bonus equal to $150,000 payable within the first six months of employment, and (iv) receive an annual bonus which shall consist of (a) a minimum cash bonus of $150,000, during his first two years of employment, and (b) an additional bonus at the discretion of the Compensation Committee, with a target of $150,000 in the first two years of employment. Pursuant to the Sena Employment Agreement, Mr. Sena is also entitled to participate in the benefit plans and programs of the Company at a level commensurate with his position, to receive ongoing equity grants at the same time as equity awards are granted to other senior executives, and to be reimbursed for reasonable and properly documented business expenses.

In the event of Mr. Sena’s termination of employment with the Company, he will generally be entitled to payment of accrued but unpaid base salary, if any, any unpaid paid time off, any unreimbursed business expenses, any earned but unpaid discretionary cash bonus for the fiscal year prior to the year of termination and benefits under applicable benefit plans, programs or arrangements of the Company in effect at the time of termination; provided, however, that in the event Mr. Sena is terminated for Cause or terminates his employment without Good Reason (as such terms are defined in the Sena Employment Agreement), Mr. Sena will not be entitled to any earned but unpaid discretionary cash bonus. Upon termination by the Company without Cause or by Mr. Sena for Good Reason, Mr. Sena will also be entitled to any minimum cash bonuses for his first two years of employment not yet paid as of such termination. The Company’s current Severance Guidelines provide that upon termination of Mr. Sena’s employment by the Company without Cause or by Mr. Sena for Good Reason, he is entitled to six months of annual base salary plus six months of COBRA health benefit premiums, if eligible, subject to execution of a separation and release agreement.

Pursuant to the Sena Employment Agreement, Mr. Sena is subject to (i) non-compete restrictive covenants during the term of his employment and for so long as Mr. Sena receives severance pursuant to the Company’s Severance Guidelines, and (ii) non-solicit restrictive covenants during the term of his employment and for eighteen months following Mr. Sena’s separation from the Company. Mr. Sena is also subject to continuing restrictive covenants prohibiting disclosure of confidential information and with respect to intellectual property of the Company.

Employment Agreement with Robert M. Pons

On May 21, 2014, we entered into an employment agreement with Robert M. Pons to serve as the Company’s Executive Vice President of Business Development (the “Pons Employment Agreement”). The Pons Employment Agreement provides that Mr. Pons will be employed by the Company “at will,” subject to the advance notice provisions contained therein with respect to termination of employment. Pursuant to the Pons Employment Agreement, Mr. Pons shall (i) receive an annual base salary of $300,000, (ii) receive an initial equity grant consisting of (a) 62,500 shares of restricted stock, which vests in three equal installments on the date of issuance and on each of the first and second anniversaries of the date of issuance, subject to Mr. Pons’s continued employment with the

Company on each vesting date, and (b) 12,500 options to purchase the Company’s common stock, which vests in three equal installments on the date of issuance and on each of the first and second anniversaries of the date of issuance, subject to Mr. Pons’s continued employment with the Company on each vesting date, and (iii) receive a sign-on bonus equal to $100,000. The Pons Employment Agreement also provides that the Compensation Committee may, in its discretion, include Mr. Pons as a participant in any annual bonus plan. Pursuant to the Pons Employment Agreement, Mr. Pons is also entitled to participate in the benefit plans and programs of the Company at a level commensurate with his position and to be reimbursed for reasonable and properly documented business expenses.

In the event of Mr. Pons’s termination of employment with the Company, he will generally be entitled to payment of accrued but unpaid base salary, if any, any unpaid paid time off, any unreimbursed business expenses, any earned but unpaid discretionary cash bonus for the fiscal year prior to the year of termination and benefits under applicable benefit plans, programs or arrangements of the Company in effect at the time of termination; provided, however, that in the event Mr. Pons is terminated for Cause or terminates his employment without Good Reason (as such terms are defined in the Pons Employment Agreement), Mr. Pons will not be entitled to any earned but unpaid discretionary cash bonus. The Company’s current Severance Guidelines provide that upon termination of Mr. Pons’ employment by the Company without Cause or by Mr. Pons for Good Reason, he is entitled to three months of annual base salary plus three months of COBRA health benefit premiums, if eligible, subject to execution of a separation and release agreement.

Pursuant to the Pons Employment Agreement, Mr. Pons is subject to (i) non-compete restrictive covenants during the term of his employment and for so long as Mr. Pons receives severance pursuant to the Company’s Severance Guidelines, and (ii) non-solicit restrictive covenants during the term of his employment and for eighteen months following Mr. Pons’s separation from the Company. Mr. Pons is also subject to continuing restrictive covenants prohibiting disclosure of confidential information and with respect to intellectual property of the Company.

Employment Agreement with Paul K. Voigt

On October 1, 2014, we entered into an employment agreement with Paul K. Voigt to serve as the Company’s Senior Managing Director of Investments (the “Voigt Employment Agreement”). The Voigt Employment Agreement provides that Mr. Voigt will be employed by the Company “at will,” subject to the advance notice provisions contained therein with respect to termination of employment. Pursuant to the Voigt Employment Agreement, Mr. Voigt shall (i) receive an annual base salary of $300,000, (ii) receive an initial equity grant consisting of (a) 125,000 shares of restricted stock, which vests in three equal installments on the date of issuance and on each of the first and second anniversaries of the date of issuance, subject to Mr. Voigt’s continued employment with the Company on each vesting date, and (b) 25,000 options to purchase the Company’s common stock, which vests in three equal installments on the date of issuance and on each of the first and second anniversaries of the date of issuance, subject to Mr. Voigt’s continued employment with the Company on each vesting date, and (iii) receive a sign-on bonus equal to $100,000. The Voigt Employment Agreement also provides that the Compensation Committee may, in its discretion, include Mr. Voigt as a participant in any annual bonus plan. Pursuant to the Voigt Employment Agreement, Mr. Voigt is also entitled to participate in the benefit plans and programs of the Company at a level commensurate with his position and to be reimbursed for reasonable and properly documented business expenses.

In the event of Mr. Voigt’s termination of employment with the Company, he will generally be entitled to payment of accrued but unpaid base salary, if any, any unpaid paid time off, any unreimbursed business expenses, any earned but unpaid discretionary cash bonus for the fiscal year prior to the year of termination and benefits under applicable benefit plans, programs or arrangements of the Company in effect at the time of termination; provided, however, that in the event Mr. Pons is terminated for Cause or terminates his employment without Good Reason (as such terms are defined in the Pons Employment Agreement), Mr. Pons will not be entitled to any earned but unpaid discretionary cash bonus. The Company’s Severance Guidelines provide that upon termination of Mr. Voigt’s employment by the Company without Cause or by Mr. Voigt for Good Reason, he is entitled to six months of annual base salary plus six months of COBRA health benefit premiums, if eligible, subject to execution of a separation and release agreement.

Pursuant to the Voigt Employment Agreement, Mr. Voigt is subject to (i) non-compete restrictive covenants during the term of his employment and for so long as Mr. Voigt receives severance pursuant to the Company’s Severance Guidelines, and (ii) non-solicit restrictive covenants during the term of his employment and for eighteen months following Mr. Voigt’s separation from the Company. Mr. Voigt is also subject to continuing restrictive covenants prohibiting disclosure of confidential information and with respect to intellectual property of the Company.

Employment Agreement with Ian W. Estus

On May 12, 2014, we entered into an employment agreement with Ian Estus to serve as the Company’s Managing Director of Investments (the “Estus Employment Agreement”). The Estus Employment Agreement provides that Mr. Estus will be employed by the Company “at will,” subject to the advance notice provisions contained therein with respect to termination of employment. Pursuant to the Estus Employment Agreement, Mr. Estus shall (i) receive an annual base salary of $300,000 and (ii) receive an initial equity grant consisting of (a) 62,500 shares of restricted stock, which vests in three equal installments on the date of issuance and on each of the first and second anniversaries of the date of issuance, subject to Mr. Estus’ continued employment with the Company on each vesting date, and (b) 12,500 options to purchase the Company’s common stock, which vests in three equal installments on the date of issuance and on each of the first and second anniversaries of the date of issuance, subject to Mr. Estus’ continued employment with the Company on each vesting date. The Estus Employment Agreement also provides that the Compensation Committee may, in its discretion, include Mr. Estus as a participant in any annual bonus plan. Pursuant to the Estus Employment Agreement, Mr. Estus is also entitled to participate in the benefit plans and programs of the Company at a level commensurate with his position and to be reimbursed for reasonable and properly documented business expenses.

In the event of Mr. Estus’ termination of employment with the Company, he will generally be entitled to payment of accrued but unpaid base salary, if any, any unpaid paid time off, any unreimbursed business expenses, any earned but unpaid discretionary cash bonus for the fiscal year prior to the year of termination and benefits under applicable benefit plans, programs or arrangements of the Company in effect at the time of termination; provided, however, that in the event Mr. Estus is terminated for Cause or terminates his employment without Good Reason (as such terms are defined in the Estus Employment Agreement), Mr. Estus will not be entitled to any earned but unpaid discretionary cash bonus. The Company’s Severance Guidelines provide that upon termination of Mr. Estus’ employment by the Company without Cause or by Mr. Estus for Good Reason, the he is entitled to three months of annual base salary plus three months of COBRA health benefit premiums, if eligible, subject to execution of a separation and release agreement.

Pursuant to the Estus Employment Agreement, Mr. Estus is subject to (i) non-compete restrictive covenants during the term of his employment and for twelve months following Mr. Estus’ separation from the Company, and (ii) non-solicit restrictive covenants during the term of his employment and for eighteen months following Mr. Estus’ separation from the Company. Mr. Estus is also subject to continuing restrictive covenants prohibiting disclosure of confidential information and with respect to intellectual property of the Company.

Employment Agreement with Mesfin D. Demise

On September 11, 2014, the Company entered into an employment letter agreement (the “Demise Offer Letter”) with Mesfin D. Demise to serve in the full-time position of Chief Financial Officer, Chief Compliance Officer, Corporate Controller and Treasurer. Pursuant to the terms of the Demise Offer Letter, Mr. Demise would receive (i) a base salary of $165,000 annually, which is an increase from his previous base salary of $150,000, which was effective as of December 2013, and (ii) an equity award equal to (a) 15,000 shares of restricted stock, which vests in three equal installments on the date of issuance and on each of the first and second anniversaries of the date of issuance, subject to Mr. Demise’s continued employment with the Company on each vesting date, and (b) 3,000 options to purchase the Company’s common stock, which vests in three equal installments on the date of issuance and on each of the first and second anniversaries of the date of issuance, subject to Mr. Demise’s continued employment with the Company on each vesting date. The Demise Offer Letter also provides that Mr. Demise is eligible to participate in the Company’s annual discretionary bonus plan and to continue to participate in the benefit plans and programs of the Company.

On May 20, 2015, in connection with Mr. Demise’s transfer to PTGI-International Carrier Service (“PTGI”), PTGI entered into an employment letter agreement (the “Demise PTGI Offer Letter”) with Mr. Demise to serve as the Chief Financial Officer of PTGI, which letter superseded the Demise Offer Letter. Pursuant to the terms of the Demise Offer Letter, Mr. Demise would receive a base salary of $165,000. The Demise Offer Letter also provided that Mr. Demise’s Company equity awards would continue to vest in accordance with their terms following his transfer to PTGI. Pursuant to the Demise Offer Letter, in the event PTGI terminates Mr. Demise’s employment without Cause, PTGI will pay him severance pay equal to six months of annual base salary, subject to execution of a separation and release agreement, which will contain restrictive covenants relating to confidentiality and solicitation of customers and employees. The severance pay will be paid in a lump sum.

Summary of Termination Payments

The following table sets forth amounts of cash compensation that would have been paid to our named executive officers by reason of the covered termination circumstances indicated, based on their employment agreements and the Company’s Severance Guidelines in effect during 2015. The amounts shown assume that in each case termination was effective as of December 31, 2015.

Name and Form of Payment	Termination by the Company without Cause or by the Executive for Good Reason
Falcone, Philip A.
• Severance Payment	—
• Benefits Continuation	—
Total Termination Payments	—

Name and Form of Payment
Hladek, Keith M.
• Severance Payment	$150,000
• Benefits Continuation	—
Total Termination Payments	$150,000

Name and Form of Payment
Sena, Michael J.
• Severance Payment	$450,000
• Benefits Continuation	$12,163
Total Termination Payments	$462,163

Name and Form of Payment
Voigt, Paul K.
• Severance Payment	$150,000
• Benefits Continuation	$12,163
Total Termination Payments	$162,163

Name and Form of Payment
Pons, Robert M.
• Severance Payment	$75,000
• Benefits Continuation	$6,007
Total Termination Payments	$81,007

Name and Form of Payment
Estus, Ian W.
• Severance Payment	$75,000
• Benefits Continuation	$6,007
Total Termination Payments	$81,007
(1)	The employment agreements of the named executive officers (described on pages 33) other than Mr. Demise, provide that the executives will receive the severance set forth in the Company’s Severance Guidelines upon a termination by the Company without cause or by the Executive for good reason. The Company’s Severance Guidelines provide that such termination, (i) the CEO shall receive twelve months of annual base salary plus twelve months of COBRA premiums, if eligible, (ii) the Chief Operating Officer, Chief Financial Officer, and Senior Managing Director of Investments each shall receive six months of annual base salary plus six months of COBRA premiums, if eligible, and (iii) the Executive Vice President of Business Development, Managing Director of Investments shall receive three months of annual base salary plus three months of COBRA premiums, if eligible. Mr. Demise’s employment letter provides for six months of annual base salary as severance upon termination of employment by the Company without cause or by Mr. Demise for good reason. Mr. Sena’s employment agreement provides for a minimum annual cash bonus payment equal to $150,000 per year with respect to each of the first two years of his employment with the Company The severance amounts are paid in a lump sum. The Executive’s employment agreements and letter include restrictive covenants, which are described above on pages 33.

Treatment of Equity Awards of Our Named Executive Officers Upon Termination

Pursuant to the named executive officers’ employment agreements, the Omnibus Plan, the Management Compensation Plan and the award agreements thereunder, named executive officers are generally not entitled to receive accelerated vesting of any unvested RSAs, RSUs and stock options by reason of the named executive officer’s termination of his or her employment with the Company, except as provided below with respect to awards under the Management Compensation Plan in the case of termination of a grantee without Cause or such grantee’s termination for Good Reason within two years of a Change of Control (as such terms are defined in the Management Compensation Plan). However, the Compensation Committee may, in its sole discretion, accelerate the vesting of any unvested RSAs, RSUs and stock options under the Omnibus Plan or the Management Compensation Plan.

Pursuant to the Omnibus Plan and award agreements thereunder, upon termination of a grantee’s service with the Company, any unvested RSAs are forfeited, except as may otherwise be determined by the Compensation Committee pursuant to the Omnibus Plan. Upon termination of a grantee’s service with the Company, any unvested options are forfeited, except as may otherwise be determined by the Compensation Committee pursuant to the Omnibus Plan. Vested options generally remain exercisable for a period of time following termination, the extent of which depends on the reason for termination, except that in the event the grantee is terminated for Cause (as defined in the Omnibus Plan), any vested and unexercised options would also be forfeited.

Pursuant to the Management Compensation Plan and award agreements thereunder, upon termination of a grantee’s service with the Company, any unvested RSUs are forfeited, except as otherwise determined by the Compensation Committee or in the case of termination of such grantee without Cause or such grantee’s termination for Good Reason within two years of a Change of Control (as such terms are defined in the Management Compensation Plan), which would cause unvested RSUs to immediately vest. Upon termination of a grantee’s service with the Company, any unvested options are forfeited, except as otherwise determined by the Compensation Committee or in the case of termination of such grantee without Cause or such grantee’s termination for Good Reason within two years of a Change of Control (as such terms are defined in the Management Compensation Plan), which would cause unvested options to immediately vest. Vested options generally remain exercisable for a period of time following termination, the extent of which depends on the reason for termination, except that in the event the grantee is terminated for Cause (as defined in the Management Compensation Plan), any vested and unexercised options would also be forfeited.

With respect to Mr. Falcone’s Options, the Falcone Employment Agreement provides that if Mr. Falcone’s employment is terminated for any reason (i) within the first year of the Falcone Employment Agreement, then Mr. Falcone must surrender any shares of common stock purchased pursuant to the Options within such first year period, and (ii) within the first three years of the Falcone Employment Agreement, then the Options shall cease to be exercisable thirty days following such termination of employment. Mr. Falcone’s Options only vest if Mr. Falcone remains employed by the Company on the applicable vesting date.

Treatment of Unvested Equity Awards of Our Named Executive Officers Upon a Change of Control or Similar Transaction

Pursuant to the Omnibus Plan, the Board has the discretion to accelerate outstanding equity awards, such as the RSAs and options granted to our named executive officers, upon a Change in Control (as defined in the Omnibus Plan), such that award recipients have the ability to participate in the Change in Control with respect to the common stock subject to such awards.

Pursuant to the Management Compensation Plan and the award agreements thereunder, upon termination of a grantee’s service with the Company without Cause or for Good Reason within two years of a Change of Control (as such terms are defined in the Management Compensation Plan), any unvested RSUs and options immediately vest.

Pursuant to the terms of Mr. Falcone’s Options, any unvested portions of the Options are accelerated upon the occurrence of a Fundamental Change Transaction (as defined in the Options to include, among other transactions, any sale or other disposition of all or substantially all of the Company’s assets or the acquisition of a majority of the voting power of its capital stock by certain third parties).

The following chart sets forth the estimated incremental benefits which our named executive officers would have received if the unvested RSAs, RSUs and options held by them as of December 31, 2015 had become fully vested as a result of the occurrence of (i) a change of control, for purposes of the Omnibus Plan, (ii) termination of service without Cause or for Good Reason within two years of a change of control for purposes of the Management

Compensation Plan and (iii) a Fundamental Change Transaction for purposes of Mr. Falcone’s Options, in each case, on December 31, 2015. The estimated amount of benefits was calculated by multiplying the closing price on December 31, 2015 of HC2’s common stock of $5.29 on the NYSE MKT by (i) with respect to RSAs and RSUs, the number of unvested RSAs and RSUs held by the applicable named executive officer, and (ii) with respect to options, the number of unvested options held by the applicable named executive officer, and subtracting the aggregate exercise prices with respect to such options.

Named Executive Officer	Accelerated Vesting of RSAs Under Omnibus Plan ($) (1)	Accelerated Vesting of Options Under Omnibus Plan ($) (1)	Accelerated Vesting of RSUs Under Management Compensation Plan ($) (2)	Accelerated Vesting of Options Under Management Compensation Plan ($) (2)	Accelerated Vesting of Mr. Falcone's Options ($) (3)	Total Estimated Benefits ($)
Falcone, Philip A.	1,674,883	818,945	5,364	7,147	10,469,979	12,976,318
Sena, Michael	260,903	—	—	—	—	260,903
Demise, Mesfin	31,645	6,993	—	—	—	38,638
Hladek, Keith M.	494,827	178,262	—	—	—	673,089
Voigt, Paul	797,631	326,324	—	—	—	1,123,955
Pons, Robert M.	280,539	105,319	—	—	—	385,858
Estus, Ian	204,839	68,304	—	—	—	273,143
(1)	Assumes that the Board exercised its discretion under the Omnibus Plan to accelerate the vesting of all unvested RSAs and options in connection with the change of control.
(2)	Assumes that each named executive officer who holds RSUs and options under the Management Compensation Plan was terminated as of December 31, 2015, the date of the hypothetical change of control, thus triggering accelerated vesting under the Management Compensation Plan.
(3)	Assumes the occurrence of a Fundamental Change Transaction as of December 31, 2015.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2015.

Plan Category	Number of Securities Issued or to be Issued upon Exercise of Outstanding Options and Rights		Weighted-Average Exercise Price of Outstanding Options and Rights	Number of Securities Remaining Available for Issuance under Equity Compensation Plans (excluding Securities Reflected in column (a)) (1)
Equity compensation plans approved by security holders	741,498	(3)	$7.46(4)	2,349,683
Equity compensation plans not approved by security holders (2)	4,621,917		$5.16	—
Total	5,363,415		$5.47	2,349,683
(1)	These amounts represent shares under the Company’s Omnibus Plan and Management Compensation Plan. Pursuant to the Omnibus Plan, no further awards may be granted under the Management Compensation Plan.
(2)	These amounts represent shares under Mr. Falcone’s Options. See “Compensation Discussion and Analysis—Elements of Compensation—Initial Long-Term Equity Grants—Option Agreements with Philip A. Falcone” above for a description of the Options granted to Mr. Falcone in 2014 and 2015.
(3)	Includes 614,808 shares underlying stock options under the Omnibus Plan and 124,560 shares underlying stock options and 2,130 shares underlying RSUs under the Management Compensation Plan.
(4)	Represents the weighted-average exercise price of stock options outstanding under the Omnibus Plan and Management Compensation Plan. The weighted-average exercise price does not take RSUs into account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

We engaged BDO USA, LLP (“BDO”) as our independent registered public accounting firm during the fiscal years ended December 31, 2015 and 2014. The decision to engage BDO during those years was approved by our Audit Committee. In considering the nature of the services provided by BDO, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with BDO and management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), as well as the American Institute of Certified Public Accountants. The Audit Committee has selected BDO to conduct the audit of our financial statements for the fiscal year ending December 31, 2016.

We expect one or more representatives of BDO to be at the 2016 Annual Meeting, and that such representatives will have an opportunity to make a statement and will be available to respond to appropriate questions.

The following table summarizes the aggregate fees paid by us to BDO and its affiliates in 2015 and 2014 (in thousands):

	2015	2014
Audit Fees (1)	$2,984	$2,029
Audit-Related Fees	—	—
Tax Fees (2)	169	—
All Other Fees	—	—
Total	$3,153	$2,029
(1)	Fees for audit services include audit of financial statements and audit of internal controls over financial reporting, as required by Section 404 of Sarbanes-Oxley, reviews of quarterly financial statements and other matters related to SEC filings. Also included are statutory audit fees paid by our subsidiaries.
(2)	Fees for tax services include earnings, profit and dividends analysis, Section 162(m) analysis, and state and local tax studies.

Pre-Approval Policy

The services performed by BDO in 2015 were pre-approved in accordance with the pre-approval policy and procedures adopted by the Audit Committee. This policy describes the permitted audit, audit-related, tax, and other services (collectively, the “Disclosure Categories”) that the independent registered public accounting firm may perform.

On a quarterly basis, the Audit Committee reviews a description of services (the “Service List”) expected to be performed by the independent registered public accounting firm in each of the Disclosure Categories, the status of services and fees incurred year-to-date against the original Service List and pre-approval limits and the forecast of remaining services and fees for the fiscal year.

Services provided by the independent registered public accounting firm during 2015 and included in the Service List were pre-approved in accordance with the policies and procedures of the Audit Committee. Any requests for audit, audit-related, tax, and other services contemplated on the Service List must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chairman of the Audit Committee. The Chairman must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company for fiscal year 2015 with the Company’s management, and also has discussed with BDO USA, LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Auditing Standards 16 as adopted by the Public Company Accounting Oversight Board. The Audit Committee received both the written disclosures and the letter from BDO USA, LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding BDO USA, LLP’s communications with the Audit Committee concerning independence and has discussed with BDO USA, LLP the independence of BDO USA, LLP from the Company.

Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors of the Company that the audited consolidated financial statements of the Company for fiscal year 2015 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 15, 2016.

Submitted by the Audit Committee,

Wayne Barr, Jr. (Chairman)
Robert V. Leffler
Daniel Tseung

ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

(PROPOSAL 2)

General Information

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related rules of the SEC enables stockholders to approve an advisory resolution on our executive compensation, as disclosed in this Proxy Statement. We describe this item as an advisory vote on executive compensation, but it is more commonly known as a “Say on Pay” vote.

In considering their vote, we urge our stockholders to review carefully our compensation policies and decisions regarding our named executive officers as presented in the “Compensation Discussion and Analysis” section beginning on page 20 of this Proxy Statement. As described in that section, we believe that our compensation program has been appropriately designed to meet its objectives. A significant portion of the compensation provided to the named executive officers is based upon the Company’s performance and the performance of our share price, and we believe this compensation structure closely aligns the interests of our named executive officers with the interests of our stockholders. In respect of 2015 compensation, this pay-for-performance philosophy was evidenced by the Compensation Committee’s decision to not pay annual bonuses as a result of the underachievement of the applicable performance criteria set for 2015.

Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to any named executive officer and will not be binding on or overrule any decisions by our Board. Although non-binding, our Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.

Accordingly, we are asking our stockholders to approve, in a non-binding vote, the following resolution in respect of this Proposal 2:

“RESOLVED, that the stockholders of the Company hereby approve the compensation paid to HC2’s named executive officers as disclosed in the Proxy Statement for our 2016 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”

Board Recommendation

The Board unanimously recommends a vote “FOR” the non-binding approval of our executive compensation.

AMENDMENT OF SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

PROPOSAL 3

Proposed Amendment

Our Board of Directors adopted a resolution declaring it advisable and in our best interests and in the best interests of our stockholders to amend HC2’s existing Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) that was previously filed with the Secretary of State of the State of Delaware in the form attached as Exhibit B to this Proxy Statement (the “Charter Amendment”).

The purpose of the Charter Amendment is to amend certain voting rights of the holders of HC2’s common stock under the Certificate of Incorporation in order to allow HC2 greater flexibility in dealing with the holders of its preferred stock (including the Series A Preferred Stock, Series A-1 Preferred Stock and Series A-2 Preferred Stock as well as any series of preferred stock that may be issued in the future).

The Certificate of Incorporation currently grants the holders of HC2 common stock voting rights with respect to all matters submitted to the stockholders except as otherwise required by law or as otherwise provided in any certificate of designation for any series of preferred stock, which would include any proposed amendment of the certificate of incorporation (including any certificate of designation relating to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock. The Charter Amendment would have the effect of maintaining the current voting rights of the holders of HC2 common stock with respect to matters submitted to the stockholders, except that holders of HC2 common stock would no longer have the right to vote on any proposed amendment of the certificate of incorporation (including any certificate of designation relating to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock. The Board believes that providing itself the discretion and flexibility to adopt amendments to our Certificate of Incorporation (including any certificate of designation relating to any series of preferred stock) that relate solely to the terms of one or more outstanding series of preferred stock with only the approval of the Board and the vote of the holders of such series of preferred stock is consistent with the Board’s discretion and flexibility to adopt a certificate of designation and create a new series of preferred stock without the approval of the holders of common stock, as provided in the Company’s Certificate of Incorporation.

This description of the Charter Amendment should be read in conjunction with, and is qualified in its entirety by, the full text of the Charter Amendment, which is attached to this Proxy Statement as Exhibit B. We encourage you to read the Charter Amendment carefully and in its entirety.

If Proposal 3 is approved by our stockholders, we intend to submit the Charter Amendment to the Secretary of State of the State of Delaware for filing as soon as reasonably practicable after receiving stockholder approval. The Charter Amendment will be effective immediately upon acceptance of filing by the Secretary of State of the State of Delaware. We reserve the right to abandon or delay the filing of the Charter Amendment even if it is approved by our stockholders.

Votes Required

To be approved, this proposal requires the favorable vote of both:

1)	A majority of the votes entitled to be cast by holders of HC2’s outstanding shares of common stock and Preferred Stock, voting together as a single class and with the Preferred Stock voting on an as-converted basis; and
2)	A majority of the votes entitled to be cast by holders of HC2’s outstanding shares of common stock, voting as a separate class.

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” the approval of an amendment to the Certificate of Incorporation (including any certificate of designation) to provide that holders of common stock shall not be entitled to vote on any amendment to the Certificate of Incorporation relating solely to the terms of one or more series of the Company’s preferred stock.

AMENDMENT AND RESTATEMENT OF CERTIFICATE OF
DESIGNATION FOR SERIES A PREFERRED STOCK

(PROPOSAL 4)

Proposed Amendment and Restatement

Our Board of Directors adopted a resolution declaring it advisable and in our best interests and in the best interests of our stockholders to amend and restate the existing Certificate of Designation for the Series A Preferred Stock (the “Series A Certificate of Designation”). Exhibit C to this Proxy Statement sets forth the proposed amended and restated Series A Certificate of Designation (the “A&R Series A Certificate of Designation”) marked against the Series A Certificate of Designation (new language is indicated by underlined text; language to be deleted is indicated by strikethrough).

The amendments summarized below incorporate the changes made in the Certificate of Correction relating to the Certificate of Designation for the Series A Preferred Stock that was previously filed with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”). The A&R Series A Certificate of Designation, if approved, would (among other things):

1. Amend the Series A Certificate of Designation to adjust the conversion price of the Series A Preferred Stock in certain circumstances. Specifically, if approved, the A&R Series A Certificate of Designation would revise the formula for adjustments to the conversion price of the Series A Preferred Stock in the event common stock of the Company is issued at a price less than the then-applicable conversion price of the Series A Preferred Stock, to give effect to the issuance of the Series A-1 Preferred Stock and Series A-2 Preferred Stock, as more fully described in Section 5(g)(D) of the A&R Series A Certificate of Designation. As a result of this change, if the Company were to take certain dilutive actions, such as engage in a registered or unregistered offerings of common stock at a price per share that is lower than the then-applicable conversion price of the Series A Preferred Stock, the adjustment to the conversion price of the Series A Preferred Stock would be smaller than it would be under the current formula included in the existing Certificate of Designation for the Series A Preferred Stock (the “Series A Certificate of Designation”), which does not give effect to the issuance of the Series A-1 and Series A-2 Preferred Stock. A reduced adjustment to the conversion price of the Series A Preferred Stock would result in a decreased number of shares of common stock issuable to the holders of the Series A Preferred Stock (the “Series A Preferred Stockholders”) upon conversion of the Series A Preferred Stock, which would reduce the dilutive effect on holders of the Company’s common stock upon conversion of the Series A Preferred Stock.

The following illustrates the effect of the proposed adjustment to the conversion price using a hypothetical transaction both under the current Series A Certificate of Designation and under the A&R Series A Certificate of Designation. This example is for illustration purposes only, and does not represent a transaction that is currently being contemplated by the Company. Under the Series A Certificate of Designation, assuming a current market price of the Company’s common stock of $3.50 per share, an issuance of 10,000,000 shares of our common stock at a price of $3.50 would result in an adjusted conversion price of $4.11. A conversion price of $4.11 per share would result in the issuance of 7,194,277 shares of common stock upon conversion of the Series A Preferred Stock. Under the A&R Series A Certificate of Designation, assuming a current market price of our common stock of $3.50 per share, an issuance of 10,000,000 shares of our common stock at a price of $3.50 would result in an adjusted conversion price of $4.12. A conversion price of $4.12 per share would result in the issuance of 7,176,816 shares of common stock upon conversion of the Series A Preferred Stock.

2. Amend the Series A Certificate of Designation to clarify the preference and priority of the Series A Preferred Stock relative to other securities of the Company. Specifically, if approved, the A&R Series A Certificate of Designation would clarify that the Series A Preferred Stock ranks on parity with, and without preference or priority to, the Series A-1 Preferred Stock and the Series A-2 Preferred Stock regarding the payment of dividends, redemption payments, and rights (including as to the distribution of assets) upon liquidation, dissolution or winding-up of the Company or otherwise, as more fully described in Section 1 of the A&R Series A Certificate of Designation. This change to the Series A Certificate of Designation does not change the existing preference and priority of the Series A Preferred Stock, as (i) the “Series A-1 Certificate of Designation already provides that the Series A-1 Preferred Stock ranks on parity with the Series A Preferred Stock and (ii) the existing Certificate of Designation for the Series A-2 Preferred Stock (the “Series A-2 Certificate of Designation”) already provides that the Series A-1 Preferred Stock and the Series A-2 Preferred

Stock rank on parity with the Series A Preferred Stock. This change, therefore, conforms the language in the Series A Certificate of Designation to align with the preference and priority rights already provided for in the Series A-1 Certificate of Designation and the Series A-2 Certificate of Designation.

3. Amend the Series A Certificate of Designation to clarify that certain actions by the Company require the consent of the Series A Preferred Stock, the Series A-1 Preferred Stock and the Series A-2 Preferred Stock, voting together as a single class. Specifically, if approved, the A&R Series A Certificate of Designation would clarify that certain actions of the Company require the consent of more than 75% of the issued and outstanding shares of Series A Preferred Stock, Series A-1 Preferred Stock and Series A-2 Preferred Stock, voting together as a single class, as opposed to the consent of more than 75% of the issued and outstanding shares of just the Series A Preferred Stock, as the Series A Certificate of Designation currently provides. Such actions include (i) the amendment of the Company’s Certificate of Incorporation or By-Laws, (ii) the authorization, creation or issuance of certain equity securities, (iii) the authorization or the commencement of certain bankruptcy, insolvency and similar proceedings, (iv) the incurrence of certain debt, (v) certain related party transactions, (vi) certain restricted payments (as defined in the A&R Series A Certificate of Designation), (vii) the creation of certain subsidiaries for the purpose of issuing equity securities or incurring debt and (viii) effecting any voluntary deregistration or delisting in certain circumstances, as more fully described in Section 4(b) of the A&R Series A Certificate of Designation. This change to the Series A Certificate of Designation does not change the existing rights of the Series A Preferred Stockholders, because (i) the Series A-1 Certificate of Designation already provides that the consent of more than 75% of the issued and outstanding shares of Series A Preferred Stock and Series A-1 Preferred Stock, voting together as a single class, is required for the Company to engage in the actions listed above and (ii) the Series A-2 Certificate of Designation already provides that the consent of more than 75% of the issued and outstanding shares of Series A Preferred Stock, Series A-1 Preferred Stock and Series A-2 Preferred Stock, voting together as a single class, is required for the Company to engage in the actions listed above. This change, therefore, conforms the language in the Series A Certificate of Designation to align with the consent rights provided for in the Series A-1 Certificate of Designation and the Series A-2 Certificate of Designation.

4. Amend the Series A Certificate of Designation to clarify the vote required to elect and remove the Preferred Elected Director. Specifically, if approved, the A&R Series A Certificate of Designation would clarify that the affirmative vote of more than 75% of the issued and outstanding shares of Series A Preferred Stock and Series A-1 Preferred Stock, voting together as a single class, is required to elect or remove the Preferred Elected Director as more fully described in Section 7 of the A&R Series A Certificate of Designation, as opposed to the affirmative vote of more than 75% of the issued and outstanding shares of Series A Preferred Stock, which is what the Series A Certificate of Designation currently provides. This change to the Series A Certificate of Designation does not change the existing rights of the Series A Preferred Stockholders, as the Series A-1 Certificate of Designation already provides that the affirmative vote of more than 75% of the issued and outstanding shares of Series A Preferred Stock and Series A-1 Preferred Stock, voting together as a single class, is required for the election and removal of the Preferred Elected Director. This change, therefore, conforms the language in the Series A Certificate of Designation to align with the voting rights already provided for in the Series A-1 Certificate of Designation.

5. Amend the Series A Certificate of Designation to clarify certain voting and consent rights relating to the election and removal of directors in the event of certain breaches of the Series A Certificate of Designation by the Company (“Specified Breach Events”). Specifically, if approved, the A&R Series A Certificate of Designation would clarify that the affirmative vote of more than 75% of the issued and outstanding shares of Series A Preferred Stock and Series A-1 Preferred Stock, voting together as a single class, is required to elect and remove directors in the event of a Specified Breach Event as more fully described in Section 8 of the A&R Series A Certificate of Designation, as opposed to the affirmative vote of more than 75% of the issued and outstanding shares of Series A Preferred Stock, which is what the Series A Certificate of Designation currently provides. This change to the Series A Certificate of Designation does not change the existing rights of the Series A Preferred Stockholders, as the Series A-1 Certificate of Designation already provides that the affirmative vote of more than 75% of the issued and outstanding shares of Series A Preferred Stock and Series A-1 Preferred Stock, voting together as a single class, is required to elect or remove directors in the event of a Specified Breach Event. This change, therefore, conforms the language in the Series A Certificate of Designation to align with the voting and consent rights already provided for in the Series A-1 Certificate of Designation.

6. Amend the Series A Certificate of Designation to provide that issuances of indebtedness by the Company under certain circumstances require the consent of the Series A Preferred Stock, Series A-1 Preferred Stock and Series A-2 Preferred Stock, voting together as a single class. Specifically, if approved, the A&R Series A Certificate of Designation would provide that debt issuances by the Company under certain circumstances require the consent of more than 75% of the issued and outstanding shares of Series A Preferred Stock, Series A-1 Preferred Stock and Series A-2 Preferred Stock, voting together as a single class, as more fully described in Section 9 of the A&R Series A Certificate of Designation. The Series A Certificate of Designation currently prohibits the Company from engaging in such debt issuances and does not specifically permit such issuances upon the consent of the Series A Preferred Stockholders. In practical terms, this means that, in order for the Company to engage in such debt issuances, it would effectively be required to obtain a waiver from 100% of the Series A Preferred Stockholders. If approved, the A&R Series A Certificate of Designation would instead provide that more than 75% of the issued and outstanding shares of Series A Preferred Stock, Series A-1 Preferred Stock and Series A-2 Preferred Stock, voting together as a single class, must agree to the issuance of indebtedness in certain circumstances, and would therefore conform the language in the Series A Certificate of Designation to the consent rights provided for in the Series A-2 Certificate of Designation.

7. Amend the definition of “Indebtedness” in the Series A Certificate of Designation. The definition of “Indebtedness” in the Series A Certificate of Designation lists the types of indebtedness that may be incurred by the Company for which the consent of the Series A Preferred Stockholders is not required. If approved, the A&R Series A Certificate of Designation would revise the definition of “Indebtedness” to conform to the definition of such term in the Series A-1 Certificate of Designation and Series A-2 Certificate of Designation. This change would result in an expansion of the types of indebtedness that may be incurred by the Company without the need to obtain the consent of the Series A Preferred Stockholders. Specifically, the A&R Series A Certificate of Designation would exclude the following additional types of indebtedness from the definition of Indebtedness in the certificate: (i) indebtedness for advances of trade accounts payable received in the ordinary course of business on normal trade terms and not overdue by more than 60 days, (ii) certain indebtedness incurred not in excess of $750,000, in the aggregate; (iii) certain purchase money obligations (as defined in the Company’s Credit Agreement, dated as of September 22, 2014, among the Company, the Subsidiary Guarantors (as defined therein), the Lenders (as defined therein) and Jefferies Finance LLC, the “Credit Agreement”); (iv) certain interest and other fees and expenses accrued in the ordinary course on certain indebtedness and any interest and other fees accrued on any refinancing of such indebtedness; and (v) certain contingent obligations (as defined in the Company’s Credit Agreement) of the Company in respect of certain indebtedness.

8. Amend the Series A Certificate of Designation to make certain other technical and conforming changes, primarily relating to the inclusion of the Series A-1 Preferred Stock and the Series A-2 Preferred Stock in certain definitions and to give effect to the issuance of the Series A-1 Preferred Stock and the Series A-2 Preferred Stock and account for the passage of time since the Series A Preferred Stock was issued.

This description of the A&R Series A Certificate of Designation should be read in conjunction with, and is qualified in its entirety by, the full text of the A&R Series A Certificate of Designation, which is provided, in marked form, as Exhibit C to this Proxy Statement (new language is indicated by underlined text; language to be deleted is indicated by strikethrough). We encourage you to read the A&R Series A Certificate of Designation carefully and in its entirety.

If Proposal 4 is approved by our stockholders, we intend to submit the A&R Series A Certificate of Designation to the Secretary of State of the State of Delaware for filing as soon as reasonably practicable after receiving stockholder approval. The A&R Series A Certificate of Designation will be effective immediately upon acceptance of filing by the Delaware Secretary of State. We reserve the right to abandon or delay the filing of the A&R Series A Certificate of Designation even if it is approved by our stockholders.

Votes Required

To be approved, this proposal requires the favorable vote of both:

1)	A majority of the votes cast by holders of HC2’s common stock and Preferred Stock, voting as a single class and with the Preferred Stock voting on an as-converted basis, is required to approve the amendment and restatement of the Certificate of Designation for the Series A Preferred Stock; and
2)	More than 75% of the votes entitled to be cast by holders of HC2’s outstanding shares of Series A Preferred Stock, voting as a separate class in their capacity as preferred stockholders (and not on an as-converted basis).

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” the amendment and restatement of the Certificate of Designation for the Series A Preferred Stock.

AMENDMENT AND RESTATEMENT OF CERTIFICATE OF
DESIGNATION FOR SERIES A-1 PREFERRED STOCK

(PROPOSAL 5)

Proposed Amendment and Restatement

Our Board of Directors adopted a resolution declaring it advisable and in our best interests and in the best interests of our stockholders to amend and restate the existing Certificate of Designation for the Series A-1 Preferred Stock. Exhibit D to this Proxy Statement sets forth the proposed amended and restated Series A-1 Certificate of Designation (the “A&R Series A-1 Certificate of Designation”) marked against the Series A-1 Certificate of Designation (new language is indicated by underlined text; language to be deleted is indicated by strikethrough).

The amendments summarized below incorporate the changes made in the Certificate of Correction relating to the existing Certificate of Designation for the Series A-1 Preferred Stock (the “Series A-1 Certificate of Designation”) that was previously filed with the Secretary of State of the State of Delaware.

1. Amend the Series A-1 Certificate of Designation to adjust the conversion price of the Series A-1 Preferred Stock in certain circumstances. Specifically, if approved, the A&R Series A-1 Certificate of Designation would revise the formula for adjustments to the conversion price of the Series A-1 Preferred Stock in the event common stock of the Company is issued at a price less than the then-applicable conversion price of the Series A-1 Preferred Stock, to give effect to the issuance of the Series A-2 Preferred Stock, as more fully described in Section 5(g)(D) of the A&R Series A-1 Certificate of Designation. As a result of this change, if the Company were to take certain dilutive actions, such as engage in a registered or unregistered offerings of common stock at a price per share that is lower than the then-applicable conversion price of the Series A-1 Preferred Stock, the adjustment to the conversion price of the Series A-1 Preferred Stock would be smaller than it would be under the current formula included in the existing Certificate of Designation for the Series A-1 Preferred Stock (the “Series A-1 Certificate of Designation”), which does not give effect to the issuance of the Series A-2 Preferred Stock. A reduced adjustment to the conversion price of the Series A-1 Preferred Stock would result in a decreased number of shares of common stock issuable to the holders of the Series A-1 Preferred Stock (the “Series A-1 Preferred Stockholders”) upon conversion of the Series A-1 Preferred Stock, which would reduce the dilutive effect on holders of the Company’s common stock upon conversion of the Series A-1 Preferred Stock.

The following illustrates the effect of the proposed adjustment to the conversion price using a hypothetical transaction both under the current Series A-1 Certificate of Designation and under the A&R Series A-1 Certificate of Designation. This example is for illustration purposes only, and does not represent a transaction that is currently being contemplated by the Company. Under the Series A-1 Certificate of Designation, assuming a current market price of the Company’s common stock of $3.50 per share, an issuance of 10,000,000 shares of our common stock at a price of $3.50 would result in an adjusted conversion price of $4.09. A conversion price of $4.09 per share would result in the issuance of 2,447,433 shares of common stock upon conversion of the Series A-1 Preferred Stock. Under the A&R Series A-1 Certificate of Designation, assuming a current market price of our common stock of $3.50 per share, an issuance of 10,000,000 shares of our common stock at a price of $3.50 would result in an adjusted conversion price of $4.12. A conversion price of $4.12 per share would result in the issuance of 2,429,612 shares of common stock upon conversion of the Series A-1 Preferred Stock.

2. Amend the Series A-1 Certificate of Designation to clarify the preference and priority of the Series A-1 Preferred Stock relative to other securities of the Company. Specifically, if approved, the A&R Series A-1 Certificate of Designation would clarify that the Series A-1 Preferred Stock ranks on parity with, and without preference or priority to, the Series A-2 Preferred Stock, regarding the payment of dividends, redemption payments, and rights (including as to the distribution of assets) upon liquidation, dissolution or winding-up of the Company or otherwise, as more fully described in Section 1 of the A&R Series A-1 Certificate of Designation. This change to the Series A-1 Certificate of Designation does not change the existing preference and priority of the Series A-1 Preferred Stock, as the existing Certificate of Designation for the Series A-2 Preferred Stock already provides that the Series A-2 Preferred Stock ranks on parity with the Series A-1 Preferred Stock. This change, therefore, conforms the language in the Series A-1 Certificate of Designation to align with the preference and priority rights already provided for in the Series A-2 Certificate of Designation.

3. Amend the Series A-1 Certificate of Designation to clarify that certain actions by the Company require the consent of the Series A Preferred Stock, the Series A-1 Preferred Stock and the Series A-2 Preferred Stock, voting together as a single class. Specifically, if approved, the A&R Series A-1 Certificate of Designation would clarify that certain actions of the Company require the consent of more than 75% of the issued and outstanding shares of Series A Preferred Stock, Series A-1 Preferred Stock and Series A-2 Preferred Stock, voting together as a single class, as opposed to the consent of more than 75% of the issued and outstanding shares of just the Series A Preferred Stock and the Series A-1 Preferred Stock, as the Series A-1 Certificate of Designation currently provides. Such actions include (i) the amendment of the Company’s Certificate of Incorporation or By-Laws, (ii) the authorization, creation or issuance of certain equity securities, (iii) the authorization or the commencement of certain bankruptcy, insolvency and similar proceedings, (iv) the incurrence of certain debt, (v) certain related party transactions, (vi) certain restricted payments (as defined in the A&R Series A-1 Certificate of Designation), (vii) the creation of certain subsidiaries for the purpose of issuing equity securities or incurring debt and (viii) effecting any voluntary deregistration or delisting in certain circumstances, as more fully described in Section 4(b) of the A&R Series A-1 Certificate of Designation. This change to the Series A-1 Certificate of Designation does not change the existing rights of the Series A-1 Preferred Stockholders, because the Series A-2 Certificate of Designation already provides that the consent of more than 75% of the issued and outstanding shares of Series A Preferred Stock, Series A-1 Preferred Stock and Series A-2 Preferred Stock, voting together as a single class, is required for the Company to engage in the actions listed above. This change, therefore, conforms the language in the Series A-1 Certificate of Designation to align with the consent rights provided for in the Series A-2 Certificate of Designation.

4. Amend the Series A-1 Certificate of Designation to state that issuances of indebtedness by the Company under certain circumstances require the consent of the Series A Preferred Stock, Series A-1 Preferred Stock and Series A-2 Preferred Stock, voting together as a single class. Specifically, if approved, the A&R Series A-1 Certificate of Designation would provide that debt issuances by the Company under certain circumstances require the consent of more than 75% of the issued and outstanding shares of Series A-1 Preferred Stock, Series A Preferred Stock and Series A-2 Preferred Stock, voting together as a single class, as more fully described in Section 9 of the A&R Series A Certificate of Designation. The Series A-1 Certificate of Designation currently prohibits the Company from engaging in such debt issuances and does not specifically permit such issuances upon the consent of the Series A-1 Preferred Stockholders. In practical terms, this means that, in order for the Company to engage in such debt issuances, it would effectively be required to obtain a waiver from 100% of the Series A-1 Preferred Stockholders. If approved, the A&R Series A-1 Certificate of Designation would instead provide that more than 75% of the issued and outstanding shares of Series A-1 Preferred Stock, Series A Preferred Stock and Series A-2 Preferred Stock, voting together as a single class, must agree to the issuance of indebtedness in certain circumstances, and would therefore conform the language in the Series A-1 Certificate of Designation to the consent rights provided for in the Series A-2 Certificate of Designation.

5. Amend the Series A-1 Certificate of Designation to make certain other technical and conforming changes, primarily relating to the inclusion of the Series A-2 Preferred Stock in certain definitions and to give effect to the issuance of the Series A-2 Preferred Stock and account for the passage of time since the Series A-1 Preferred Stock was issued.

This description of the A&R Series A-1 Certificate of Designation should be read in conjunction with, and is qualified in its entirety by, the full text of the A&R Series A-1 Certificate of Designation, which is provided, in marked form, as Exhibit D to this Proxy Statement (new language is indicated by underlined text; language to be deleted is indicated by strikethrough). We encourage you to read the A&R Series A-1 Certificate of Designation carefully and in its entirety.

If Proposal 5 is approved by our stockholders, we intend to submit the A&R Series A-1 Certificate of Designation to the Delaware Secretary of State for filing as soon as reasonably practicable after receiving stockholder approval. The A&R Series A-1 Certificate of Designation will be effective immediately upon acceptance of filing by the Delaware Secretary of State. We reserve the right to abandon or delay the filing of the A&R Series A-1 Certificate of Designation even if it is approved by our stockholders.

Votes Required

To be approved, this proposal requires the favorable vote of both:

1)	A majority of the votes cast by holders of HC2’s common stock and Preferred Stock, voting as a single class and with the Preferred Stock voting on an as-converted basis, is required to approve the amendment and restatement of the Certificate of Designation for the Series A-1 Preferred Stock; and
2)	More than 75% of the votes entitled to be cast by holders of HC2’s outstanding shares of Series A-1 Preferred Stock, voting as a separate class in their capacity as preferred stockholders (and not on an as-converted basis).

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” the amendment and restatement of the Certificate of Designation for the Series A-1 Preferred Stock.

AMENDMENT AND RESTATEMENT OF CERTIFICATE OF
DESIGNATION FOR SERIES A-2 PREFERRED STOCK

(PROPOSAL 6)

Proposed Amendment and Restatement

Our Board of Directors adopted a resolution declaring it advisable and in our best interests and in the best interests of our stockholders to amend and restate the existing Certificate of Designation for the Series A-2 Preferred Stock. Exhibit E to this Proxy Statement sets forth the proposed amended and restated Series A-2 Certificate of Designation (the “A&R Series A-2 Certificate of Designation”) marked against the Series A-2 Certificate of Designation (new language is indicated by underlined text; language to be deleted is indicated by strikethrough).

The amendments summarized below incorporate the changes made in the Certificate of Correction relating to the Certificate of Designation for the Series A-2 Preferred Stock that was previously filed with the Secretary of State of the State of Delaware.

The A&R Series A-2 Certificate of Designation, if approved, would amend the A&R Series A-2 Certificate of Designation to make certain technical and administrative changes.

This description of the A&R Series A-2 Certificate of Designation should be read in conjunction with, and is qualified in its entirety by, the full text of the A&R Series A-2 Certificate of Designation, which is provided, in marked form, as Exhibit E to this Proxy Statement (new language is indicated by underlined text; language to be deleted is indicated by strikethrough). We encourage you to read the A&R Series A-2 Certificate of Designation carefully and in its entirety.

If Proposal 6 is approved by our stockholders, we intend to submit the A&R Series A-2 Certificate of Designation to the Delaware Secretary of State for filing as soon as reasonably practicable after receiving stockholder approval. The A&R Series A-2 Certificate of Designation will be effective immediately upon acceptance of filing by the Secretary of State of the State of Delaware. We reserve the right to abandon or delay the filing of the A&R Series A-2 Certificate of Designation even if it is approved by our stockholders.

Votes Required

To be approved, this proposal requires favorable vote of:

1)	A majority of the votes cast by holders of HC2’s common stock and Preferred Stock, voting as a single class and with the Preferred Stock voting on an as-converted basis, is required to approve the amendment and restatement of the Certificate of Designation for the Series A-2 Preferred Stock; and
2)	More than 75% of the votes entitled to be cast by holders of HC2’s outstanding shares of Series A-2 Preferred Stock, voting as a separate class in their capacity as preferred stockholders (and not on an as-converted basis).

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” the amendment and restatement of the Certificate of Designation for the Series A-2 Preferred Stock.

CERTAIN RELATIONSHIPS

Policies and Procedures for Related Person Transactions

In accordance with our Guidelines, the Board shall evaluate and approve, ratify or disapprove, in consultation with the Audit Committee or another committee designated by the Board for such purpose, any related person transaction, based on whether such transaction presents inappropriate conflicts of interest, impairs the “independence” of any related person (as defined in Item 404 of Regulation S-K) and/or is fair to the Company.

Pursuant to the Audit Committee’s Charter, the Audit Committee has the authority to establish and implement policies and procedures for the Audit Committee’s review and approval or disapproval of proposed transactions, arrangements or relationships with respect to which executive officers, directors or holders of more than 5% of any class of the Company’s outstanding stock or members of their immediate families have a direct or indirect material interest (“Related Party Transactions”). On January 23, 2015, the Audit Committee adopted procedures to evaluate and approve the terms and conditions of Related Party Transactions (the “Procedures”). The Procedures provide, among other things, that at each of the Audit Committee’s meetings, and in no event less than on a quarterly basis, the Audit Committee will be provided with the details of each existing or proposed Related Party Transaction that it has not previously approved, ratified or disapproved.

In determining whether to approve a Related Party Transaction, the Procedures provide that the Audit Committee will consider the following factors, among others, to the extent relevant to the Related Party Transaction: (i) whether the terms of the Related Party Transaction are fair to the Company and on terms at least as favorable to the Company as would apply if the other party was not or did not have an affiliation with a director, executive officer or employee of the Company, (ii) whether there are demonstrable business reasons for the Company to enter into the Related Party Transaction, (iii) whether the Related Party Transaction would impair the independence of a director, and (iv) whether the Related Party Transaction would present an improper conflict of interest for any director, executive officer or employee of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or employee, the direct or indirect nature of the interest of the director, executive officer or employee in the transaction, the ongoing nature of any proposed relationship, and any other factors the Audit Committee or the Chairman of the Audit Committee deems relevant. The Procedures further provide that in the event that the Company becomes aware of a Related Party Transaction that was not approved by the Audit Committee prior to consummation, such transaction shall be reviewed and ratified as promptly as reasonably practicable.

The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of one or more classes of our outstanding stock.

Indemnification Agreements with Directors and Executive Officers

The Company has entered into indemnification agreements with each of its directors and executive officers. These agreements require the Company to indemnify such individuals, to the fullest extent permitted by Delaware law, for certain liabilities to which they may become subject as a result of their affiliation with the Company.

Registration Rights

In connection with the issuance of HC2’s Preferred Stock, we granted the holders thereof certain registration rights with respect to the common stock underlying the Preferred Stock. Pursuant to the Second Amended and Restated Registration Rights Agreement, dated as of January 5, 2016, by and among the Company, the initial holders of the Series A Preferred Stock, the initial holders of the Series A-1 Preferred Stock and the purchasers of the Series A-2 Preferred Stock (the “Registration Rights Agreement”), the parties also agreed that each of Philip A. Falcone, HC2’s Chairman, President and Chief Executive Officer, and HRG, a beneficial owner of more than 5% of a class of HC2’s voting stock, may become parties to the Registration Rights Agreement at their election, and as a result would be afforded the same registration rights as the purchasers of the Preferred Stock.

Pursuant to the Registration Rights Agreement, the Company is obligated to, at any time upon request from a holder of registrable securities after January 5, 2016, file a registration statement on Form S-1 under the Securities Act of 1933, as amended (the “Securities Act”), within thirty days after the date of such request for the benefit of the holders of the registrable securities. Alternatively, the Company has also agreed to, within thirty days after receiving a request from a holder of registrable securities (provided, that the Company is, at the time of receipt of such request, eligible to use a registration statement on Form S-3 under the Securities Act for secondary offerings of the registrable securities) use reasonable best efforts to cause such a registration statement to be filed and to maintain the effectiveness of such shelf registration statement for the benefit of the holders of the registrable securities. In the event of a registered offering by the Company of its common stock, holders of the registrable securities have the right to require the Company to include registrable securities held by them in such offering, subject to certain limitations, including as determined by any underwriters for the transaction. Subject to certain limitations, the Company will bear the expenses incurred in connection with registrations under the Registration Rights Agreement and will indemnify the holders of registrable securities and any underwriters against certain liabilities, including liabilities under the Securities Act.

Preferred Stock Issuances

On May 29, 2014, HC2 issued 30,000 shares of Series A Preferred Stock and 1,500,000 shares of common stock to affiliates of Hudson Bay Capital Absolute Return Credit Opportunities Master Fund, Ltd., Benefit Street Partners L.L.C. and DG Capital Management, LLC at a prices of $1,000 per share and $4.00 per share with respect to the Series A Preferred Stock and common stock, respectively. On September 22, 2014, HC2 issued 11,000 shares of Series A-1 Preferred Stock to affiliates of DG Capital Management, LLC and Luxor Capital Partners, LP at a price of $1,000 per share. Each share of Series A-1 Preferred Stock is convertible into common stock at a conversion price of $4.25. In connection with the issuance of the Series A-1 Preferred Stock, HC2 amended the certificate of designation governing the Series A Preferred Stock on September 22, 2014, which changed the applicable conversion price from $4.25 to $4.00, reflected the issuance of the Series A-1 Preferred Stock as a class of preferred stock which ranks at parity with the Series A Preferred Stock and made certain other changes to conform the terms of the Series A Preferred Stock to those of the Series A-1 Preferred Stock. On January 5, 2015, HC2 issued 14,000 shares of Series A-2 Preferred Stock to affiliates of Caspian Capital LP and Long Ball Partners, LLC at a price of $1,000 per share. Each share of Series A-2 Preferred Stock is convertible into common stock at a conversion price of $8.25. In connection with the issuance of the Series A-2 Preferred Stock, HC2 amended the certificates of designation governing the Series A Preferred Stock and Series A-1 Preferred Stock on January 5, 2016, which reflected the issuance of the Series A-2 Preferred Stock as a class of preferred stock which ranks at parity with the Series A Preferred Stock and Series A-1 Preferred Stock and made certain other changes to conform the terms of the Series A Preferred Stock and Series A-1 Preferred Stock to those of the Series A-2 Preferred Stock. The conversion prices for the Preferred Stock are subject to adjustments for dividends, certain distributions, stock splits, combinations, reclassifications, reorganizations, mergers, recapitalizations and similar events. The Preferred Stock will accrue a cumulative quarterly cash dividend at an annualized rate of 7.5%. The accrued value of the Preferred Stock will accrete quarterly at an annualized rate of 4% that will be reduced to 2% or 0% if the Company achieves specified rates of growth measured by increases in its net asset value. The terms of the Preferred Stock are more fully set forth in securities purchase agreements entered into between HC2 and the purchasers of the Preferred Stock, as well as the certificates of designation governing the Preferred Stock. The Company also granted the purchasers of the Preferred Stock certain registration rights, as discussed above under “—Registration Rights.”

Certificates of amendment related to the Company’s Series A Stock, the Company’s Series A-1 Stock” and, together with the Series A Stock and the Company’s Series A-2 Preferred Stock, the “Convertible Preferred Stock”) that were attached as exhibits to the Company’s Current Reports on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 26, 2014 and January 9, 2015 (collectively, the “Prior Amendments”), did not become effective because they were filed without proper authorization of the stockholders of the Company. On August 5, 2015, pursuant to that certain consent, waiver and amendment agreement, between the Company and the holders of the Convertible Preferred Stock, the holders of the Series A Stock agreed to release all claims against the Company relating to the ineffectiveness of the Prior Amendments, including the fact that the conversion price of the Series A Stock remains at $4.25. The release of claims was granted as payment in full of the purchase price of $5.0 million aggregate principal amount of the Company’s 11.000% Senior Secured Notes due 2019 (the “Notes”) issued to the holders of the Series A Stock.

The Notes were issued pursuant to an indenture, dated as of November 20, 2014 (the “Indenture”), by and among the Company, the guarantors party thereto and U.S. Bank National Association, as trustee. The Company previously issued $300 million aggregate principal amount of 11.000% Senior Secured Notes due 2019 (the “Existing Notes”) pursuant to the Indenture in connection with two prior offerings. The Notes constitute part of a single class of securities with the Existing Notes and have the same terms as the Existing Notes, other than issue date. The issue price of the Notes was 100.0% of par, plus accrued interest from June 1, 2015. The purchasers paid for the

Notes by granting the release of claims as described above. The Notes will mature on December 1, 2019. The other terms and conditions of the Existing Notes, and therefore the Notes, are described in Note 9 to the Condensed Consolidated Financial Statements included in the Quarterly Report on Form 10-Q filed with the SEC on August 10, 2015. Please also see the indenture governing the Notes and the Existing Notes, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 21, 2014.

On August 5, 2015, the Company filed certificates of correction for each series of the Convertible Preferred Stock with the Secretary of State of the State of Delaware implementing certain ministerial changes to the corresponding certificates of designation and declaring the Prior Amendments null and void (the “Certificates of Correction”). The filing of the Certificates of Correction affected the holders of the Convertible Preferred Stock to the extent provided for in the Certificates of Correction.

At the time of the issuance of the Series A Preferred Stock and Series A-1 Preferred Stock, affiliates of DG Capital Management were beneficial owners of more than 5% of a class of HC2’s voting stock. The Preferred Stock issuances were the product of arms-length negotiations and approved by the Board.

Pursuant to the certificates of designation with respect to our Series A Preferred Stock and Series A-1 Preferred Stock, Daniel Tseung was appointed to the Board in September 2014.

On October 8, 2015, the HB Fund entered into an Irrevocable Proxy Agreement (the “Irrevocable Proxy Agreement”) with Daniel Tseung, a director of the Company (the “Proxy Holder”), pursuant to which the HB Fund granted to the Proxy Holder an irrevocable proxy with respect to HB Fund's right to vote on the Preferred Elected Director set forth in Section 7 of the Series A Preferred Stock Certificate of Designation with respect to 12,500 shares of Series A Preferred Stock held by the HB Fund.

Schuff

The Company and Schuff International, Inc. (“Schuff”) entered into a tax sharing agreement (the “Tax Sharing Agreement”) to have effect as of the first date that Schuff is eligible to be included in the Company’s U.S. federal consolidated income tax return. Under the terms of the Tax Sharing Agreement, to the extent Schuff’s taxable income is included in the Company’s federal and state consolidated income tax returns, Schuff shall pay to the Company its separately determined tax liability. If the Company’s tax liability is reduced by reason of the inclusion of Schuff in the Company’s consolidated income tax returns, the Company shall pay to Schuff the tax benefit that resulted from the inclusion of Schuff in the Company’s consolidated income tax returns. The Tax Sharing Agreement shall remain in effect so long as Schuff remains eligible to be included in a U.S. federal consolidated income tax return with the Company.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

As of April 18, 2016, the Company had (i) 35,520,967 shares of its common stock outstanding, (ii) 28,308 shares of its Series A Preferred Stock outstanding, which are convertible into 6,751,231 shares of its common stock, (iii) 10,000 shares of its Series A-1 Preferred Stock outstanding, which are convertible into 2,355,293 shares of its common stock, and (iv) 14,000 shares of its Series A-2 Preferred Stock outstanding, which are convertible into 1,765,449 shares of its common stock.

Except as otherwise indicated, the following table sets forth, as of April 18, 2016, certain information as to the beneficial ownership of the Company’s common stock, Series A Preferred Stock, Series A-1 Preferred Stock, and Series A-2 Preferred Stock, including shares of common stock as to which a right to acquire beneficial ownership existed (for example, through the exercise of common stock options or warrants or conversion of the Preferred Stock, that are exercisable or convertible as of, and within 60 days from, April 18, 2016) within the meaning of Rule 13d-3(d)(1) under the Exchange Act, by: (i) each person or group who is known to the Company to be the beneficial owner of more than five percent of any class of voting securities of the Company, (ii) each director, (iii) each named executive officer, and (iv) all directors and executive officers as a group. For purposes of this filing, beneficial ownership of securities is defined in accordance with the rules of the SEC and means generally the power to vote or exercise investment discretion with respect to securities, regardless of any economic interests therein. Unless otherwise indicated, each person had, as of April 18, 2016, sole voting power and sole dispositive power with respect to the Company’s shares, subject to applicable community property laws. The address of each of our directors and executive officers is c/o HC2 Holdings, Inc., 505 Huntmar Park Drive, Suite 325, Herndon, VA 20170.

Name and Business Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Outstanding Common Stock (1)	Number of Shares of Outstanding Series A Preferred Stock Beneficially Owned (2)	Percentage of Series A Preferred Stock (2)	Number of Shares of Outstanding Series A-1 Preferred Stock Beneficially Owned (3)	Percentage of Series A-1 Preferred Stock (3)	Number of Shares of Outstanding Series A-2 Preferred Stock Beneficially Owned (4)	Percentage of Series A-2 Preferred Stock (4)	Percentage of Outstanding Common Stock and Preferred Stock On An As-Converted Basis (1)(2)(3)(4)
Benefit Street Partners L.L.C.; and its affiliates and/or affiliated funds (5) 9 West 57th Street, Suite 4700 New York, NY 10019	3,731,147	9.7%	12,500	44.2%	—	—	—	—	8.0%

Putnam Investments, LLC, d/b/a Putnam Investments and its affiliates and/or affiliated funds (6) One Post Office Square, Boston MA 02109	3,000,000	8.4%	—	—	—	—	—	—	6.5%

Hudson Bay Capital Absolute Return Credit Opportunities Master Fund, Ltd. and its affiliates and/or affiliated funds (7) 777 Third Ave., 30th Floor, New York, NY 10017	3,087,615	8.0%	12,500	44.2%	—	—	—	—	6.7%

Luxor Capital Partners, LP and its affiliates and/or affiliated funds (8) 1114 Avenue of the Americas, 29th Fl. New York, NY 10036	2,117,647	5.6%	—	—	9,000	90.0%	—	—	4.6%

DG Capital Management, LLC and its affiliates and/or affiliated funds (9) 460 Park Avenue, 13th Floor New York, NY 10022	1,462,534	4.0%	2,308	8.2%	1,000	10.0%	—	—	3.2%

Caspian Capital LP and its affiliates and/or affiliated funds (10) 767 Fifth Avenue, 45th Fl. New York, NY 10153	1,261,035	3.4%	—	—	—	—	10,000	71.4%	2.7%

Long Ball Partners, LLC (10) 2000 Avenue of the Stars, 9th Fl S. Los Angeles, CA 90067	504,414	1.4%	—	—	—	—	4,000	28.6%	1.1%

Name and Business Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Outstanding Common Stock (1)	Number of Shares of Outstanding Series A Preferred Stock Beneficially Owned (2)	Percentage of Series A Preferred Stock (2)	Number of Shares of Outstanding Series A-1 Preferred Stock Beneficially Owned (3)	Percentage of Series A-1 Preferred Stock (3)	Number of Shares of Outstanding Series A-2 Preferred Stock Beneficially Owned (4)	Percentage of Series A-2 Preferred Stock (4)	Percentage of Outstanding Common Stock and Preferred Stock On An As-Converted Basis (1)(2)(3)(4)
Directors, Nominees and Executive Officers
Philip A. Falcone (11)	4,961,769	12.7%	—	—	—	—	—	—	10.7%
Keith M. Hladek (12)	324,819	*	—	—	—	—	—	—	*
Michael J. Sena	70,541	*	—	—	—	—	—	—	*
Mesfin D. Demise (13)	14,608	*	—	—	—	—	—	—	*
Paul K. Voigt (14)	567,727	1.6%	—	—	—	—	—	—	1.2%
Ian W. Estus (15)	128,268	*	—	—	—	—	—	—	*
Robert M. Pons (16)	314,131	*	—	—	—	—	—	—	*
Andrea L. Mancuso (17)	38,714	*	—	—	—	—	—	—	*
Warren Gfeller	—	*	—	—	—	—	—	—	*
Lee Hillman	—	*	—	—	—	—	—	—	*
Robert V. Leffler	12,808	*	—	—	—	—	—	—	*
Wayne Barr, Jr. (18)	24,091	*	—	—	—	—	—	—	*
Daniel Tseung (19)	12,808	*	12,500	44.2%	—	—	—	—	*
All executive officers and directors as a group (12 people) (20)	6,470,947	16.4%	12,500	44.2%	—	—	—	—	13.9%
*	Less than 1% of the outstanding common stock.
(1)	Shares of common stock of which a person has the right to acquire beneficial ownership within 60 days from April 18, 2016 are deemed outstanding for computing the percentage ownership of such person, but are not deemed outstanding for computing the percentage ownership of any other person.
(2)	Each outstanding share of Series A Preferred Stock is presently convertible into approximately 238.492 shares of Common Stock. The shares of Series A Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series A Preferred Stock stated in these columns reflect ownership of shares of Series A Preferred Stock, and not shares of common stock issuable upon conversion of shares of Series A Preferred Stock at this ratio. The percentage of beneficial ownership of Series A Preferred Stock beneficially owned is based on 28,308 shares of Series A Preferred Stock outstanding as of April 18, 2016.
(3)	Each outstanding share of Series A-1 Preferred Stock is presently convertible into approximately 235.529 shares of common stock. The shares of Series A-1 Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series A-1 Preferred Stock stated in these columns reflect ownership of shares of Series A-1 Preferred Stock, and not shares of common stock issuable upon conversion of shares of Series A-1 Preferred Stock at this ratio. The percentage of beneficial ownership of Series A-1 Preferred Stock beneficially owned is based on 10,000 shares of Series A-1 Preferred Stock outstanding as of April 18, 2016.
(4)	Each outstanding share of Series A-2 Preferred Stock is presently convertible into 126.103 shares of common stock. The shares of Series A-2 Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series A-2 Preferred Stock stated in these columns reflect ownership of shares of Series A-2 Preferred Stock, and not shares of common stock issuable upon conversion of shares of Series A-2 Preferred Stock at this ratio. The percentage of beneficial ownership of Series A-2 Preferred Stock beneficially owned is based on 14,000 shares of Series A-2 Preferred Stock outstanding as of April 18, 2016.
(5)	Based on a Schedule 13D filed with the SEC on June 9, 2014, Amendment No.1 to Schedule 13D filed with the SEC on September 25, 2014 and Amendment No. 2 to Schedule 13D filed with the SEC on August 19, 2015, by Benefit Street Partners L.L.C. (“BSP”), Providence Equity Capital Markets L.L.C. (“PECM”), Jonathan M. Nelson, Paul J. Salem, Glenn M. Creamer and Thomas J. Gahan. BSP is the investment manager of Providence Debt Fund III L.P., Providence Debt Fund III Master (Non-US) L.P. and Benefit Street Partners SMA LM L.P. (collectively, the “BSP Funds”). PECM is the investment manager of PECM Strategic Funding L.P. Messrs. Creamer, Gahan, Nelson and Salem collectively control each of BSP and PECM through their indirect ownership of membership interests of BSP and PECM. As a result, each of Messrs. Creamer, Gahan, Nelson and Salem and BSP may be deemed to share beneficial ownership of the shares of common stock beneficially held by the BSP Funds, and each of Messrs. Creamer, Gahan, Nelson and Salem and PECM may be deemed to share beneficial ownership of the shares of common stock beneficially held by PECM Strategic Funding L.P. Such Amendment No. 2 to Schedule 13D discloses that the reporting persons have shared voting and dispositive power with respect to, and beneficially own, 3,731,147 shares of the Company’s common stock, which amount consists of 750,000 shares of the Company’s common stock and 2,981,147 shares of common stock that may be acquired upon conversion of 12,500 shares of Series A Preferred Stock.
(6)	Based solely on a Schedule 13G filed with the SEC on February 16, 2016, by Putnam Investments, LLC d/b/a Putnam Investments (“PI”), Putnam Investment Management, LLC (“PIM”), The Putnam Advisory Company, LLC (“PAC”) and Putnam Capital Spectrum Fund (“PCSF”). According to the Schedule 13G, PI wholly owns two registered investment advisers: (i) PIM, which is the investment adviser to the Putnam family of mutual funds and (ii) PAC, which is the investment adviser to Putnam's institutional clients. Both subsidiaries have sole dispositive power over the shares as investment managers. In the case of shares held by the Putnam mutual funds managed by PIM, the mutual funds through their boards of trustees, have voting power. PAC has sole voting power over the shares held by its institutional clients. PCSF beneficially owns 2,176,552 shares and has sole voting and dispositive power over such shares.
(7)	Based on a Schedule 13D filed with the SEC on June 9, 2014, Amendment No.1 to Schedule 13D filed with the SEC on September 25, 2014, Amendment No. 2 to Schedule 13D filed with the SEC on August 14, 2015, Amendment No. 3 to Schedule 13D filed with the SEC on October 13, 2015, Amendment No. 4 to Schedule 13D filed with the SEC on October 20, 2015, Amendment No. 5 to Schedule 13D filed with the SEC November 10, 2015 and Amendment No. 6 to Schedule 13D filed with the SEC on November 19, 2015, by Hudson Bay Capital Absolute Return Credit Opportunities Master Fund, Ltd. (the “HB Fund”), Hudson Bay Credit Management LLC (the “Investment Manager”), Hudson Bay Capital Management, L.P. (“HBCM”) and Mr. Sander Gerber (“Mr. Gerber”). HBCM is the sole member of the

Investment Manager. Each of HBCM and the Investment Manager, which serves as the investment manager to the HB Fund in whose names the reported securities are held, may be deemed to share beneficial ownership of the shares of common stock beneficially held by the HB Fund. Mr. Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of HBCM. Mr. Gerber disclaims beneficial ownership of these securities. Amendment No. 6 to Schedule 13D discloses that the reporting persons have shared voting and dispositive power with respect to, and beneficially own, 3,087,615 shares of the Company’s common stock, which amount consists of 106,467 shares of the Company’s common stock and 2,981,148 shares of common stock that may be acquired upon conversion of 12,500 shares of Series A Preferred Stock. See also Note 19 below.

(8)	Based on a Schedule 13G filed with the SEC on March 27, 2015 and Amendment No. 1 to the Schedule 13G filed with the SEC on February 16, 2016, by Luxor Capital Partners, LP (the “Onshore Fund”), Luxor Wavefront, LP (the “Wavefront Fund”), Luxor Capital Partners Offshore Master Fund, LP (the “Offshore Master Fund”), Luxor Capital Partners Offshore, Ltd. (the “Offshore Feeder Fund”), Thebes Offshore Master Fund, LP (“Thebes Master Fund”), Thebes Partners Offshore, Ltd. (“Thebes Fedder Fund”), LCG Holdings, LLC (“LCG Holdings”), Luxor Capital Group, LP (“Luxor Capital Group”), Luxor Management, LLC (“Luxor Management”) and Christian Leone. Such filing indicates that (i) the Onshore Fund beneficially owns 938,353 shares of common stock issuable upon conversion of Series A-1 Preferred Stock and has shared voting and dispositive power over such shares, (ii) the Wavefront Fund beneficially owns 191,765 shares of common stock issuable upon conversion of Series A-1 Preferred Stock and has shared voting and dispositive power over such shares, (iii) the Offshore Master Fund and the Offshore Feeder fund each beneficially owns 944,706 shares of common stock issuable upon conversion of Series A-1 Preferred Stock and has shared voting and dispositive power over such shares, and (iv) the Thebes Master Fund and the Thebes Feeder Fund each beneficially owns 42,824 shares of common stock issuable upon conversion of Series A-1 Preferred Stock and has shared voting and dispositive power over such shares. The Offshore Master Fund is a subsidiary of the Offshore Feeder Fund. LCG Holdings is the general partner of the Onshore Fund, the Wavefront Fund and the Offshore Master Fund. Luxor Capital Group acts as the investment manager of the Onshore Fund, the Wavefront Fund, the Offshore Feeder Fund and the Offshore Master Fund (collectively, the “Funds”). Luxor Management is the general partner of Luxor Capital Group. Mr. Leone is the managing member of Luxor Management. Mr. Leone is the managing member of LCG Holdings. By virtue of these relationships, LCG Holdings may be deemed to have voting and dispositive power with respect to the shares of common stock beneficially held by the Onshore Fund, the Wavefront Fund, the Offshore Master Fund and the Thebes Master Fund. By virtue of these relationships, each of Luxor Capital Group, Luxor Management and Mr. Leone may be deemed to have voting and dispositive power with respect to the shares of common stock beneficially owned by the Funds.
(9)	Based on a Schedule 13D filed with the SEC on January 15, 2014, Amendment No.1 to Schedule 13D filed with the SEC on June 5, 2014, Amendment No.2 to Schedule 13D filed with the SEC on October 1, 2014, Amendment No. 3 to Schedule 13D filed with the SEC on April 16, 2015, Amendment No. 4 to Schedule 13D filed with the SEC on June 5, 2015, Amendment No. 5 to Schedule 13D filed with the SEC on October 28, 2015 and Amendment No. 6 to Schedule 13D filed with the SEC on December 29, 2015 by and on behalf of DG Capital Management, LLC (“DG Capital”) and Dov Gertzulin.
(10)	Based on that certain Securities Purchase Agreement, entered into by and among the Company, Mariner LDC, Caspian Select Credit Master Fund, Ltd., Caspian Solitude Master Fund, L.P., Caspian HLSC1, LLC, Super Caspian Cayman Fund Limited, Caspian SC Holdings, L.P. and Long Ball Partners, LLC, dated January 5, 2015, pursuant to which such parties purchased the number of shares of Series A-2 Preferred Stock indicated.
(11)	Includes 3,015,237 vested stock options and 522,954 stock options that vest within 60 days of April 18, 2016.
(12)	Includes 67,394 vested stock options, 8,334 stock options that vest within 60 days of April 18, 2016.
(13)	Includes 2,644 vested stock options.
(14)	Includes 123,372 vested stock options.
(15)	Includes 25,826 vested stock options, 4,166 stock options that vest within 60 days of April 18, 2016.
(16)	Includes 155,859 vested stock options, 4,166 stock options that vest within 60 days of April 18, 2016.
(17)	Includes 8,832 vested stock options.
(18)	Includes 4,466 vested stock options.
(19)	On October 8, 2015, the HB Fund entered into an Irrevocable Proxy Agreement (the “Irrevocable Proxy Agreement”) with Daniel Tseung, a director of the Company (the “Proxy Holder”), pursuant to which the HB Fund granted to the Proxy Holder an irrevocable proxy with respect to HB Fund's right to vote on the Preferred Elected Director set forth in Section 7 of the Series A Preferred Stock Certificate of Designation with respect to 12,500 shares of Series A Preferred Stock held by the HB Fund.
(20)	Includes 3,400,986 vested stock options and 539,620 stock options that vest within 60 days of April 18, 2016.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers, directors and 10% stockholders are required under the Exchange Act to file with the SEC reports of ownership and changes in ownership in their holdings in our stock. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all filings required to be made by the Company’s Section 16(a) reporting persons during fiscal year 2015 were made on a timely basis, except for a late Form 4 filing reporting one transaction by Mr. Voigt.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for notices of Internet availability of proxy materials, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single notice of Internet availability of proxy materials, proxy statement and annual report to those stockholders. Each stockholder will continue to receive a separate proxy card. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Company stockholders will be householding our proxy materials. A single Notice, or, if applicable, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2015 will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. We will deliver promptly upon written or oral request a separate copy of the Notice or, if applicable, the Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2015 to any stockholder at a shared address to which a single copy of any of those documents was delivered. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate notice of Internet availability of proxy materials, proxy statement or annual report, as applicable, please notify your broker or direct your request to the Corporate Secretary of the Company, HC2 Holdings, Inc., 505 Huntmar Park Drive, Suite 325, Herndon, Virginia 20170, or by phone at (703) 865-0700.

Stockholders who currently receive multiple copies of the proxy materials, proxy statement or annual report, as applicable, at their address and would like to request householding of their communications should contact their broker.

Stockholder Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2017 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to the Corporate Secretary of the Company at the Company’s principal executive offices, 505 Huntmar Park Drive, Suite 325, Herndon, Virginia 2017 no later than January 3, 2017. However, if the date of the 2017 Annual Meeting is changed by more than 30 days from the date of the 2016 Annual Meeting, then the deadline will be a reasonable time before we print and mail our proxy materials.

Stockholder proposals and director nominations not intended for inclusion in the Company’s proxy statement for the 2017 Annual Meeting of Stockholders, but which instead are sought to be presentated directly at the 2017 Annual Meeting of Stockholders, will be considered untimely if received by the Corporate Secretary later than March 19, 2017. Proxies will confer discretionary authority to vote on any untimely proposals or nominations.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the above requirements.

Copies of the Notice, the Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2015, which includes our financial statements and provides additional information about us, are available to stockholders of record and entitled to vote at the 2016 Annual Meeting and to notice thereof at www.proxyvote.com. Such documents can also be found on the Company’s website at www.hc2.com under “Investor Relations—Proxy Materials.” Each person whose proxy is being solicited and who represents that, as of the record date for the 2016 Annual Meeting, he or she was a beneficial owner of shares entitled to be voted at such meeting may obtain additional printed copies of our Annual Report on Form 10-K for the year ended December 31, 2015, including our financial statements, free of charge, from us by sending a written request to HC2 Holdings, Inc., 505 Huntmar Park Drive, Suite 325, Herndon, Virginia 20170, Attention: Corporate Secretary. Exhibits will be provided upon written request.

EXHIBIT A

HC2 HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

We have included reconciliations of Adjusted EBITDA for the year ended December 31, 2015. Management believes that Adjusted EBITDA provides investors with meaningful information for gaining an understanding of our results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation, amortization and the other items listed in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. While management believes that non-US GAAP measurements are useful supplemental information, such adjusted results are not intended to replace our US GAAP financial results.

The calculation of Adjusted EBITDA, as defined by us, consists of Net income (loss) as adjusted for depreciation and amortization; asset impairment expense; gain (loss) on sale or disposal of assets; lease termination costs; interest expense; other income (expense), net; foreign currency transaction gain (loss); income tax (benefit) expense; gain (loss) from discontinued operations; noncontrolling interest; share-based payment expense; acquisition related costs; and other costs. See below for a reconciliation of Adjusted EBITDA to net income for certain of our operating and reporting segments.

	Year Ended December 31, 2015
	Manufacturing	Marine Services	Insurance	Telecommunications	Utilities	Core Operating Subsidiaries
Net income (loss)	$24,451	$20,855	$1,327	$2,779	$(274)	$49,138
Adjustments to reconcile net income (loss) to Adjusted EBITDA:
Depreciation and amortization	2,016	17,256	2	417	1,635	21,326
Depreciation and amortization (included in cost of revenue)	7,659	—	—	—	—	7,659
Asset impairment expense	—	547	—	—	—	547
(Gain) loss on sale or disposal of assets	257	(138)	—	50	—	169
Lease termination costs	—	—	—	1,184	—	1,184
Interest expense	1,379	3,803	—	—	42	5,224
Other (income) expense, net	(443)	(1,340)	(56)	(2,304)	(42)	(4,185)
Foreign currency (gain) loss (included in cost of revenue)	—	(2,039)	—	—	—	(2,039)
Income tax (benefit) expense	15,572	400	(1,448)	(237)	(347)	13,940
Loss from discontinued operations	20	—	—	—	—	20
Noncontrolling interest	1,136	616	—	—	(267)	1,485
Share-based payment expense	—	—	—	—	49	49
Acquisition related costs	—	—	—	—	70	70
Other costs	—	2,181	—	121	—	2,302
Adjusted EBITDA	$52,047	$42,141	$(175)	$2,010	$866	$96,889

A-1

EXHIBIT B

CERTIFICATE OF AMENDMENT
TO
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
HC2 HOLDINGS, INC.

HC2 Holdings, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

(a)	The name of the Corporation is HC2 Holdings, Inc.
(b)	This Certificate of Amendment to Second Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
(c)	This Certificate of Amendment to Second Amended and Restated Certificate of Incorporation amends the Second Amended and Restated Certificate of Incorporation of the Corporation, as follows:
(i)	Section (b) of Article FOURTH of the Second Amended and Restated Certificate of Incorporation is hereby eliminated in its entirety.
(ii)	A new Section (b) of Article FOURTH of the Second Amended and Restated Certificate of Incorporation is hereby added, as follows:
(b)	Common Stock. Except as otherwise required by law or otherwise provided in any certificate of designation for any series of Preferred Stock, the holders of Common Stock shall exclusively possess all voting power and each share of Common Stock shall entitle the holder thereof to one vote on all matters submitted to the stockholders of the Corporation for a vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock).

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed on its behalf this     day of             , 2016.

HC2 HOLDINGS, INC.

By:
Name:
Title:

B-1

EXHIBIT C

AMENDED AND RESTATED CERTIFICATE OF DESIGNATION
OF
SERIES A CONVERTIBLE PARTICIPATING PREFERRED STOCK
OF
HC2 HOLDINGS, INC.

The undersigned, Keith M. Hladek, the Chief Operating Officer of HC2 Holdings, Inc. (including any successor in interest, the “Company”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify, in accordance with Sections 103, 141 and ~~151~~242 of the DGCL~~, that the following resolutions were duly adopted by its Board of Directors (the “Board”) on May 29, 2014~~ as follows:

~~WHEREAS, the~~A.   The Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), authorizes 20,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), issuable from time to time in one or more series;.

~~WHEREAS, the~~B.   The Certificate of Incorporation authorizes the Board of Directors (the “Board”) to provide by resolution for the issuance of the shares of Preferred Stock in one or more series, the number of shares in each series, the voting powers, if any, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof~~; and~~.

~~WHEREAS, the~~C.   The Board ~~desires~~, pursuant to its authority as aforesaid, ~~to designate a new~~designated a series of Preferred Stock, par value $0.001 per share, as the Series A Convertible Participating Preferred Stock, by resolution dated May 29, 2014.

D.   The Company, in accordance with Sections 103 and 151 of the DGCL, filed a certificate of designation on May 29, 2014 with the Secretary of State of the State of Delaware to set the number of shares constituting ~~such series~~the Series A Convertible Participating Preferred Stock, and the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof (in effect as of the date hereof, the “Certificate of Designation”).

~~NOW, THEREFORE, BE IT RESOLVED, that the Board hereby designates a new series of Preferred Stock, consisting of the number of shares set forth herein, with the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions relating to such series as follows:~~

E.   30,000 shares of the Company’s Series A Convertible Participating Preferred Stock are issued and outstanding as of the date hereof.

F.   This Amended and Restated Certificate of Designation of Series A Convertible Participating Preferred Stock has been duly adopted and approved by the Board in accordance with the provisions of Sections 141 and 242 of the DGCL.

G.   This Amended and Restated Certificate of Designation of Series A Convertible Participating Preferred Stock has been duly adopted and approved by the Requisite Holders (under and as defined in the Certificate of Designation).

H.   This Amended and Restated Certificate of Designation of Series A Convertible Participating Preferred Stock has been duly adopted and approved by the stockholders of the Company in accordance with the provisions of Sections 228 and 242 of the DGCL.

I.   The text of the Certificate of Designation is hereby amended and restated to read as set forth herein in full:

SECTION 1.   Number; Designation; Rank.

(a)   This series of convertible participating preferred stock is designated as the “Series A Convertible Participating Preferred Stock” (the “Series A Preferred Stock”). The number of shares constituting the Series A Preferred Stock is 30,000 shares, par value $0.001 per share.

(b)   The Series A Preferred Stock ranks, with respect to the payment of dividends, redemption payments, rights (including as to the distribution of assets) upon liquidation, dissolution or winding-up of the Company or otherwise:

(i)   senior in preference and priority to the Common Stock and each other class or series of Capital Stock of the Company, except for (x) any class or series of Capital Stock hereafter issued in compliance with the terms hereof and the terms of which expressly provide that it will rank senior to or on parity, without preference or priority, with the Series A Preferred Stock with respect to the payment of dividends, redemption payments, rights (including as to the distribution of assets) upon liquidation, dissolution or winding-up of the Company, or otherwise (collectively with the Common Stock, the “Junior Securities”), (y) the shares of Series A-1 Preferred Stock and (z) the shares of Series A-2 Preferred Stock;

(ii)   on parity, without preference and priority, with the Series A-1 Preferred Stock, the Series A-2 Preferred Stock and each other class or series of Capital Stock of the Company hereafter issued in compliance with the terms hereof and the terms of which expressly provide that it will rank on parity, without preference or priority, with the Series A Preferred Stock with respect to the payment of dividends, redemption payments, rights (including as to the distribution of assets) upon liquidation, dissolution or winding-up of the Company, or otherwise (collectively, the “Parity Securities”); and

(iii)   junior in preference and priority to each other class or series of Preferred Stock or any other Capital Stock of the Company hereafter issued in compliance with the terms hereof and the terms of which expressly provide that it will rank senior in preference or priority to the Series A Preferred Stock with respect to the payment of dividends, redemption payments, rights (including as to the distribution of assets) upon liquidation, dissolution or winding-up of the Company or otherwise (collectively, “Senior Securities”).

SECTION 2.   Dividends.

(a)   Cash Dividends. Holders shall be entitled to receive, out of funds legally available for the payment of dividends to the Company’s stockholders under Delaware law, on each Preferred Share, cumulative cash dividends which accrue daily at a per annum rate of 7.50% on the Accrued Value of such Preferred Share (“Cash Dividends”). Such Cash Dividends shall begin to accrue and be cumulative from the Issue Date. Cash Dividends shall be payable quarterly with respect to each Dividend Period in arrears on the first Dividend Payment Date after such Dividend Period. If and to the extent that the Company does not for any reason (including because there are insufficient funds legally available for the payment of dividends) pay the entire Cash Dividend payable for a particular Dividend Period in cash on the applicable Dividend Payment Date for such period (whether or not there are funds of the Company legally available for the payment of dividends to the Company’s stockholders under Delaware law or such dividends are declared by the Board), during the period in which such Cash Dividend remains unpaid, an additional accreting dividend (the “Cash Accretion Dividends”) shall accrue and be payable at an annual rate equal to the Dividend Rate on the amount of the unpaid Cash Dividend through the daily addition of such Cash Accretion Dividends to the Accrued Value (whether or not such Cash Accretion Dividends are declared by the Board and whether or not there are funds legally available for the payment of dividends to the Company’s stockholders under Delaware law).

(b)   Accreting Dividends. In addition to the Cash Dividend, for each Dividend Period beginning on or after the Issue Date, the Holders shall be entitled to receive on each Preferred Share additional dividends at the per annum rates set forth in this SECTION 2(b) (the “Basic Accreting Dividends” and, together with the Cash Accretion Dividends, the Participating Accretion Dividends and the In-Kind Participating Dividends, the “Accreting Dividends”; the Accreting Dividends, together with the Cash Dividend and the Participating Dividends, the “Dividends”). Basic Accreting Dividends shall accrue and be cumulative from the Issue Date. Basic Accreting Dividends shall be payable quarterly with respect to each Dividend Period in arrears on the first Dividend Payment Date after such Dividend Period by the addition of such amount to the Accrued Value, whether or not declared by the Board and whether or not there are funds legally available for the payment of dividends to the Company’s stockholders under Delaware law. Such Basic Accreting Dividend for any Dividend Period shall be at a per annum rate (the “Accreting Dividend Rate”) determined as follows:

(i)   If Net Asset Value as of the last day of any Dividend Period is less than 120% of Original Issue Date NAV, a per annum rate of 4.00% of the Accrued Value for the next succeeding Dividend Period;

(ii)   If Net Asset Value as of the last day of any Dividend Period is equal to or greater than 120% and less than or equal to 140% of Original Issue Date NAV, a per annum rate of 2.00% of the Accrued Value for the next succeeding Dividend Period; and

(iii)   If Net Asset Value as of the last day of any Dividend Period is greater than 140% of Original Issue Date NAV, no additional per annum rate for the next succeeding Dividend Period; provided, however, that (1) the Accreting Dividend Rate with respect to the period from the Original Issue Date through June 30, 2014 shall be 4.00% of the Accrued Value and (2) notwithstanding anything to the contrary contained herein, the Accreting Dividend Rate shall be 7.25% of the Accrued Value during any portion of any Dividend Period during which any of the following is true: (w) the Daily VWAP for the immediately preceding trading day was less than $1.00 (as adjusted for stock splits, stock dividends, stock combinations and similar events), (x) the Common Stock is not registered under Section 12(b) of the Exchange Act, (y) the Common Stock is not listed on an Exchange or (z) the Company is delinquent in the payment of any Cash Dividends; provided, that the Company’s failure to comply with requirements (y) and (z) above will not trigger the increased Accreting Dividend Rate during the first year after the Original Issue Date.

(c)   Participating Cash Dividends. If the Company declares, makes or pays any cash dividend or distribution in respect of the Common Stock (a “Common Dividend”), each Holder shall receive a dividend (in addition to the Dividends provided for by SECTION 2(a) and SECTION 2(b)) in respect of each Preferred Share held thereby, in an amount equal to the product of (x) the amount of such Common Dividend paid per share of Common Stock, multiplied by (y) the number of shares of Common Stock issuable if such Preferred Share had been converted into shares of Common Stock immediately prior to the record date for such Common Dividend (such amount per share of Preferred Stock, the “Participating Cash Dividend”). Participating Cash Dividends shall be payable to Holders on the record date for such Common Dividend at the same time and in the same manner as the Common Dividend triggering such Participating Cash Dividend is paid. If and to the extent that the Company does not for any reason pay the entire Participating Cash Dividend when the Common Dividend is paid to the holders of Common Stock, during the period in which such Participating Cash Dividend remains unpaid, an additional accreting dividend (the “Participating Accretion Dividends”) shall accrue and be payable at an annual rate equal to the Dividend Rate on the amount of the unpaid Participating Cash Dividend through the daily addition of such Participating Accretion Dividends to the Accrued Value (whether or not such Participating Accretion Dividends are declared by the Board and whether or not there are funds legally available for the payment of dividends to the Company’s stockholders under Delaware law).

(d)   In-Kind Participating Dividends. If the Company distributes shares of its Capital Stock, evidences of its indebtedness or other assets, securities or property, in respect of the Common Stock (an “In-Kind Common Dividend”), including without limitation any spin-off of one or more subsidiaries or businesses of the Company but excluding: (I) dividends or distributions referred to in SECTIONS 5(g)(i)(A) and 5(g)(i)(B); and (II) cash dividends with respect to which Holders are entitled to Participating Cash Dividends, then the Holders shall receive in such distribution or other transaction, at the same time and in the same manner as holders of Common Stock, the same type and amount of consideration (the “In-Kind Participating Dividend” and, collectively with the Participating Cash Dividend, the “Participating Dividends”) as Holders would have received if, immediately prior to the record date of such In-Kind Common Dividend, they had held the number of shares of Common Stock issuable upon conversion of the Preferred Shares. To the extent that the Company establishes or adopts a stockholder rights plan or agreement (i.e., a “poison pill”), the Company shall ensure that the Holders will receive, as an In-Kind Participating Dividend, rights under the stockholder rights plan or agreement with respect to any shares of Common Stock that at the time of such distribution would be issuable upon conversion of the Preferred Shares. If and to the extent that the Company does not for any reason pay the entire In-Kind Participating Dividend when the In-Kind Common Dividend is paid to the holders of Common Stock, during the period in which such In-Kind Participating Dividend remains unpaid, an additional accreting dividend (the “In-Kind Accretion Dividends”) shall accrue and be payable at an annual rate equal to the Dividend Rate on the amount of the unpaid In-Kind Participating Dividend through the daily addition of such In-Kind Accretion Dividends to the Accrued Value (whether or not such In-Kind Accretion Dividends are declared by the Board and whether or not there are funds legally available for the payment of dividends to the Company’s stockholders under Delaware law).

(e)   Dividends (other than Participating Dividends) payable on the Series A Preferred Stock in respect of any Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of Dividends (other than Participating Dividends) payable on the Series A Preferred Stock on any date prior to the end of a Dividend Period, and for the initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.

(f)   Cash Dividends and Accreting Dividends that are payable on Series A Preferred Stock on any Dividend Payment Date will be payable to Holders of record on the applicable record date, which shall be the fifteenth (15th) calendar day before the applicable Dividend Payment Date, or, with respect to any Cash Dividends not paid on the scheduled Dividend Payment Date therefor, such record date fixed by the Board (or a duly authorized committee of the Board) that is not more than sixty (60) nor less than ten (10) days prior to such date on which such accrued and unpaid Cash Dividends are to be paid (each such record date, a “Dividend Record Date”). Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day.

(g)   The quarterly dividend periods with respect to Cash Dividends and Accreting Dividends shall commence on and include January 1, April 1, July 1 and October 1 (other than the initial Dividend Period, which shall commence on and include the Issue Date) and shall end on and include the last calendar day of the calendar quarter ending March 31, June 30, September 30 and December 31 preceding the next Dividend Payment Date (a “Dividend Period”).

SECTION 3.   Liquidation Preference.

(a)   Upon any Liquidation Event, each Preferred Share entitles the Holder thereof to receive and to be paid out of the assets of the Company legally available for distribution to the Company’s stockholders, before any distribution or payment may be made to a holder of any Junior Securities, an amount in cash per share equal to the greater of: (i) the sum of (A) the Specified Percentage of the Accrued Value, plus (B) all accrued and unpaid Dividends (including, without limitation, accrued and unpaid Cash Dividends and accrued and unpaid Accreting Dividends for the then current Dividend Period), if any, on such share to the extent not included in the Accrued Value (such sum, after the Specified Percentage multiplier and as adjusted, the “Regular Liquidation Preference”) and (ii) an amount equal to the amount the Holder of such share would have received upon such Liquidation Event had such Holder converted such Preferred Share into Common Stock (or Reference Property, to the extent applicable) immediately prior thereto (such greater amount, the “Liquidation Preference”).

(b)   If upon any such Liquidation Event, the assets of the Company legally available for distribution to the Company’s stockholders are insufficient to pay the Holders the full Liquidation Preference and the holders of all Parity Securities the full liquidation preferences to which they are entitled, the Holders and the holders of such Parity Securities will share ratably in any such distribution of the assets of the Company in proportion to the full respective amounts to which they are entitled.

(c)   After payment to the Holders of the full Liquidation Preference to which they are entitled, the Holders as such will have no right or claim to any of the assets of the Company.

(d)   The value of any property not consisting of cash that is distributed by the Company to the Holders will equal the Fair Market Value thereof on the date of distribution.

(e)   No holder of Junior Securities shall receive any cash upon a Liquidation Event unless the entire Liquidation Preference in respect of the Preferred Shares has been paid in cash. To the extent that there is insufficient cash available to pay the entire Liquidation Preference in respect of the Preferred Shares and any liquidation preference in respect of Parity Securities in full in cash upon a Liquidation Event, the Holders and the holders of such Parity Securities will share ratably in any cash available for distribution in proportion to the full respective amounts to which they are entitled upon such Liquidation Event.

SECTION 4.   As-Converted Voting Rights; Certain Consent Rights.

(a)   The Holders are entitled to vote on all matters on which the holders of shares of Common Stock are entitled to vote and, except as otherwise provided herein (including under SECTION 7 below) or by law, the Holders shall vote together with the holders of shares of Common Stock as a single class. As of any record date or other determination date, each Holder shall be entitled to the number of votes such Holder would have had if all Preferred Shares held by such Holder on such date had been converted into shares of Common Stock immediately prior thereto, except that, in the event that any Holder would be required to file any Notification and Report Form pursuant to the HSR Act as a result of the receipt of any Accreting Dividends by such Holder, the voting rights of such Holder pursuant to this Section 4(a) shall not be increased as a result of such Holder’s receipt of such Accreting Dividends unless and until such Holder and the Company shall have made their respective filings under the HSR Act and the applicable waiting period shall have expired or been terminated in connection with such filings. The Company shall make all required filings and reasonably cooperate with and assist such Holder in connection with the making of such filing and obtaining the expiration or termination of such waiting period and shall be reimbursed by such Holder for any reasonable and documented out-of-pocket costs incurred by the Company in connection with such filings and cooperation.

(b)   In addition to the voting rights provided for by SECTION 4(a) and SECTION 7 and any voting rights to which the Holders may be entitled to under law, for so long as any Preferred Shares, shares of Series A-1 Preferred Stock or shares of Series A-2 Preferred Stock are outstanding, the Company may not, directly or indirectly, take any of the following actions (including by means of merger, consolidation, reorganization, recapitalization or otherwise) without the prior written consent of the Requisite Holders:

(i)   ~~amend, repeal, alter or add, delete or otherwise change the powers, preferences, rights or privileges of the Series A Preferred Stock or~~amend the Certificate of Incorporation (excluding for this purpose this Certificate of Designation) or the By-Laws of the Company (including by means of merger, consolidation, reorganization, recapitalization or otherwise), in each case, in a manner adverse to the Holders;

(ii)   authorize, create or issue any (x) Senior Securities or any debt securities convertible into or exchangeable for Equity Securities; (y) ~~except as permitted under and in compliance with SECTION 9(b) and otherwise by this Certificate of Designation,~~ Parity Securities or (z) any voting securities providing the holders thereof voting or board designation or appointment rights that are disproportionate to such holders’ fully diluted ownership of the Common Stock;

(iii)   (a) authorize or effect the commencement by the Company of any case under applicable bankruptcy, insolvency or other similar laws now or hereafter in effect, including pursuant to Chapter 11 of the U.S. Bankruptcy Code, (b) consent to entry of an order for relief in an involuntary case under applicable bankruptcy, insolvency or other similar laws now or hereafter in effect, including pursuant to Chapter 11 of the U.S. Bankruptcy Code, or (c) consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or similar official of the Company, or any general assignment for the benefit of creditors;

~~(iv)   authorize or issue any shares of Series A Preferred Stock other than to the Purchasers pursuant to SECTION 2 of the Securities Purchase Agreement, or effect any stock split or combination, reclassification or similar event with respect to the Series A Preferred Stock;~~

(~~v~~iv)   incur, or permit any Subsidiary to incur, any Indebtedness not otherwise permitted by the terms of SECTION 9(a) ~~and not otherwise issued in compliance with the participation rights contained in SECTION 5.4 of the Securities Purchase Agreement;~~

(~~vi~~v)   enter into, consummate, adopt, approve, establish or amend any Related Party Transaction (including any agreements or arrangements with HRG Affiliates relating to corporate opportunities and including all amendments, waivers and consents relating to any agreements and arrangements subject to this clause (vi)) (other than a Permitted Related Party Transaction, in either case, that has not been approved by a committee of the Board consisting solely of Independent Directors and, at all times that there is a Preferred Elected Director, not less than one Preferred Elected Director;

(~~vii~~vi)   make, or permit any of its Subsidiaries to make, any Restricted Payments other than (A) the purchase of Equity Securities held by officers, directors, employees, consultants or independent contractors or former officers, directors, employees, consultants or independent contractors (or their estates or beneficiaries under their estates), upon death, disability, retirement, severance or other termination of employment provided that the aggregate cash consideration paid therefor in any twelve-month period after the Original Issue Date does not exceed an aggregate amount of (I) $250,000 with respect to the Company and its Wholly Owned Subsidiaries, taken together, and (II) $250,000 with respect to any Non-Wholly Owned Subsidiary of the Company, taken together with all Wholly Owned Subsidiaries of such Non-Wholly Owned Subsidiary, (B) dividends and distributions by Non-Wholly owned Subsidiaries made in accordance with the Organizational Documents of such Non-Wholly Owned Subsidiaries, (C) dividends and distributions to the Company or its Wholly Owned Subsidiaries and (D) Permitted Payments;

(~~viii~~vii)   create a new Subsidiary of the Company not in existence on the ~~Original~~Third Issue Date for the primary purpose of issuing Equity Securities of such Subsidiary or incurring Debt the proceeds of which will, directly or indirectly, be used to make dividends or other distributions or payments of cash to holders of the Company’s Capital Stock other than the Holders; provided, that for the avoidance of doubt, the foregoing shall not prohibit dividends or other distributions to the Company;

(~~ix~~viii)   effect any voluntary deregistration under the Exchange Act or voluntary delisting with any Exchange in respect to the Common Stock other than in connection with a Change of Control transaction pursuant to which the Company satisfies in full (in cash with respect to payment obligations) all of its obligations under SECTION 6(c); or

(~~x~~ix)   agree to do, directly or indirectly, any of the foregoing actions set forth in clauses (i) through (~~x~~viii), unless such agreement expressly provides that the Company’s obligation to undertake any of the foregoing is subject to the prior approval of the Requisite Holders.

(c)   In addition to the voting rights provided for by SECTION 4(a), SECTION 4(b) and SECTION 7 and any voting rights to which the Holders may be entitled to under law, for so long as any Preferred Shares are outstanding, the Company may not, directly or indirectly, take any of the following actions (including by means of merger, consolidation, reorganization, recapitalization or otherwise) without the prior written consent of the Series A Requisite Holders:

(i)   amend, repeal, alter or add, delete or otherwise change the powers, preferences, rights or privileges of the Series A Preferred Stock;

(ii)   authorize or issue any shares of Series A Preferred Stock other than to the May 2014 Purchasers pursuant to SECTION 2 of the May 2014 Securities Purchase Agreement, or effect any stock split or combination, reclassification or similar event with respect to the Series A Preferred Stock;

(iii)   incur, or permit any Subsidiary to incur, any Indebtedness not otherwise issued in compliance with the participation rights contained in SECTION 5.4 of the    May 2014 Securities Purchase Agreement; or

(iv)   agree to do, directly or indirectly, any of the foregoing actions set forth in clauses (i) through (iii), unless such agreement expressly provides that the Company’s obligation to undertake any of the foregoing is subject to the prior approval of the Series A Requisite Holders.

(~~c~~d)   Notwithstanding anything to the contrary contained in this SECTION 4, the Company may not, directly or indirectly, take any action otherwise approved pursuant to Section 4(b) if such action would have a materially adverse and disproportionate effect on the powers, preferences, rights, limitations, qualifications and restrictions or privileges of any Holder with respect to any shares of Series A Preferred Stock held by any Holder, without the prior approval of such Holder.

(~~d~~e)   Written Consent. Any action as to which a class vote of the holders of Preferred Stock, or the holders of Preferred Stock and Common Stock voting together, is required pursuant to the terms of this Certificate of Designation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Company.

SECTION 5.   Conversion. Each Preferred Share is convertible into shares of Common Stock (or Reference Property, to the extent applicable) as provided in this SECTION 5.

(a)   Conversion at the Option of Holders of Series A Preferred Stock. Subject to SECTION 5(b) hereof, each Holder is entitled to convert, at any time and from time to time, at the option and election of such Holder, any or all outstanding Preferred Shares held by such Holder and receive therefor the property described in SECTION 5(d) upon such conversion. In order to convert Preferred Shares into shares of Common Stock (or Reference Property, to the extent applicable), the Holder must surrender the certificates representing such Preferred Shares at the office of the Company’s transfer agent for the Series A Preferred Stock (or at the principal office of the Company, if the Company serves as its own transfer agent), together with (x) written notice that such Holder elects to convert all or part of the Preferred Shares represented by such certificates as specified therein, (y) a written instrument or instructions of transfer or other documents and endorsements reasonably acceptable to the transfer agent or the Company, as applicable (if reasonably required by the transfer agent or the Company, as applicable), and (z) funds for any stock transfer, documentary, stamp or similar taxes, if payable by the Holder pursuant to SECTION 5(f)(i). Except as provided in SECTION 5(b) and in SECTION 5(c), the date the transfer agent or the Company, as applicable, receives such certificates, together with such notice and any other documents and amounts required to be paid by the Holder pursuant to this SECTION 5, will be the date of conversion (the “Conversion Date”).

(b)   Conversion at the Option of the Company. Beginning on the third (3rd) anniversary of the Original Issue Date, the Company shall have the right, at its option, to cause all shares of Series A Preferred Stock to be automatically converted (without any further action by the Holder and whether or not the certificates representing the Preferred Shares are surrendered), in whole but not in part, into the property described in SECTION 5(d) within five (5) Business Days of any day (the “Forced Conversion Trigger Date”) on which all of the Company Conversion Conditions are satisfied from time to time. The Company may exercise its option under this SECTION 5(b) by providing the Holders with a written notice, which notice shall specify that the Company is exercising the option contemplated by this SECTION 5(b), the Forced Conversion Trigger Date and the Conversion Date on which the conversion shall occur (which Conversion Date shall be not less than ten (10) Business Days following the date such notice is provided to the Holders); provided that, once delivered, such notice shall be irrevocable, unless the Company obtains the written consent of the Series A Requisite Holders. For the avoidance of doubt, (x) the Holders shall continue to have the right to convert their Preferred Shares pursuant to SECTION 5(a) until and through the Conversion Date contemplated in this SECTION 5(b) and (y) if any Preferred Shares are converted pursuant to SECTION 5(a), such Preferred Shares shall no longer be converted pursuant to this SECTION 5(b) and the Company’s notice delivered to the Holders pursuant to this SECTION 5(b) shall automatically terminate with respect to such Preferred Shares. Notwithstanding the foregoing, any notice delivered by the Company under this SECTION 5(b) in accordance with SECTION 11(g) shall be conclusively presumed to have been duly given at the time set forth therein, whether or not such Holder of Preferred Shares actually receives such notice, and neither the failure of a Holder to actually receive such notice given as aforesaid nor any immaterial defect in such notice shall affect the validity of the proceedings for the conversion of the Preferred Shares as set forth in this SECTION 5(b). The Company shall issue a press release for publication on the Dow Jones News Service or Bloomberg Business News (or if either such service is not available, another broadly disseminated news or press release service selected by the Company) prior to the opening of business on the first Business Day following any date on which the Company provides notice to Holders pursuant to this SECTION 5(b) announcing the Company’s election to convert Preferred Shares pursuant to this SECTION 5(b).

(c)   Automatic Conversion on Maturity Date. In the event that any Holder has not elected to have its Preferred Shares redeemed by the Company on the Maturity Date (as defined herein) pursuant to SECTION 6(a), then such Holder’s Preferred Shares shall be automatically converted (without any further action by the Holder and whether or not the certificates representing the Preferred Shares are surrendered), in whole and not in part, into the property described in SECTION 5(d), effective as of the Maturity Date, which shall be deemed to be the “Conversion Date” for purposes of this SECTION 5(c). As promptly as practicable (but in no event more than five (5) Business Days) following the Maturity Date, the Company shall deliver a notice to any Holder whose Preferred Shares have been converted by the Company pursuant to this SECTION 5(c), informing such Holder of the number of shares of Common Stock into which such Preferred Shares have been converted, together with certificates evidencing such shares of Common Stock. Notwithstanding the foregoing, any notice delivered by the Company in compliance with this SECTION 5(c) shall be conclusively presumed to have been duly given, whether or not such Holder of Preferred Shares actually receives such notice, and neither the failure of a Holder to actually receive such notice given as aforesaid nor any immaterial defect in such notice shall affect the validity of the proceedings for the conversion of the Preferred Shares as set forth in this SECTION 5(c). The Company shall issue a press release for publication on the Dow Jones News Service or Bloomberg Business News (or if either such service is not available, another broadly disseminated news or press release service selected by the Company) prior to the opening of business on the first Business Day following the Maturity Date announcing the aggregate number of Preferred Shares being converted pursuant to this SECTION 5(c) and the number of shares of Common Stock issuable in connection therewith, as well as the aggregate number of Preferred Shares redeemed on the Maturity Date and the purchase price paid by the Company therefor.

(d)   Amounts Received Upon Conversion. Upon a conversion of Preferred Shares pursuant to SECTION 5(a), (b) or (c), the Holder of such converted Preferred Shares shall receive in respect of each Preferred Share:

(i)   a number of shares of Common Stock (or Reference Property, to the extent applicable) equal to the amount (the “Conversion Amount”) determined by dividing (A) the Accrued Value for the Preferred Share to be converted by (B) the Conversion Price in effect at the time of conversion; provided that, notwithstanding the foregoing, if the Company has elected to convert all Preferred Shares pursuant to SECTION 5(b) and the Public Float Hurdle is not met on the Forced Conversion Trigger Date, then each Holder may elect, by delivery of a notice to the Company no later than the close of business on the Business Day immediately prior to the Conversion Date, to receive, in lieu of Common Stock (or Reference Property, to the extent applicable), cash equal to the Conversion Amount multiplied by the Thirty Day VWAP as of the close of business on the Business Day immediately preceding the Conversion Date, which cash amount shall be delivered to the electing Holders within forty-five (45) calendar days of the date that the last Holder electing to receive cash pursuant to this SECTION 5(d)(i) has provided the Company with notice thereof;

(ii)   cash in an amount equal to the amount of any accrued but unpaid Cash Dividends and Participating Cash Dividends (to the extent not included in the Accrued Value) on the Preferred Shares being converted; provided that, to the extent the Company is prohibited by law or by contract from paying such amount, then the Company shall provide written notice to the applicable Holder of such inability to pay, and at the written election of the Holder (which written election shall be delivered to the Company within five (5) Business Days of receipt of such written notice from the Company), the Company shall either pay such amount as soon as payment is no longer so prohibited or issue Common Stock (or Reference Property, to the extent applicable) in the manner specified in SECTION 5(d)(i) as if the amount of such accrued but unpaid Cash Dividends and Participating Cash Dividends were added to the Accrued Value (it being understood that any such Cash Dividends that are not timely paid upon conversion as a result of this proviso will be deemed to be overdue and delinquent for purposes of calculating Cash Accretion Dividends pursuant to SECTION 2(a) hereunder until paid in full in cash);

(iii)   a number of shares of Common Stock (or Reference Property, to the extent applicable) equal to the amount determined by dividing (A) the amount of any accrued but unpaid Accreting Dividends (to the extent not included in the Accrued Value) on the Preferred Shares being converted by (B) the Conversion Price in effect at the time of Conversion; and

(iv)   any accrued and unpaid In-Kind Participating Dividends. Notwithstanding the foregoing, in the event any Holder would be required to file any Notification and Report Form pursuant to the HSR Act as a result of the conversion of any Preferred Shares into the property described above in this Section 5(d), at the option of such Holder upon written notice to the Company, the effectiveness of such conversion shall be delayed (only to the extent necessary to avoid a violation of the HSR Act), until such Holder shall have made such filing under the HSR Act and the applicable waiting period shall have expired or been terminated; provided, however, that in such circumstances such Holder shall use commercially reasonable efforts to make such filing and obtain the expiration or termination of such waiting period as promptly as reasonably practical and the Company shall make all required filings and reasonably cooperate with and assist such Holder in connection with the making of such filing and obtaining the expiration or termination of such waiting period and shall be reimbursed by such Holder for any reasonable and documented out-of-pocket costs incurred by the Company in connection with such filings and cooperation. Notwithstanding the foregoing, if the conversion of any Preferred Share is delayed pursuant to the preceding sentence at (x) a time when the Company desires to exercise its right to convert shares of Series A Preferred Stock pursuant to SECTION 5(b) or (y) the Maturity Date in connection with the automatic conversion of the shares of Series A Preferred Stock pursuant to SECTION 5(c), from and after the date of the conversions contemplated by SECTIONS 5(b) or 5(c), as applicable, such Preferred Share not then converted shall have no rights, powers, preferences or privileges other than the rights provided by this paragraph and the right to (i) convert into Common Stock if and when such Holder shall have made such filing under the HSR Act and the waiting period in connection with such filing under the HSR Act shall have expired or been terminated and (ii) receive dividends and distributions pursuant to SECTIONS 2(c) and 2(d).

(e)   Fractional Shares. No fractional shares of Common Stock (or fractional shares in respect of Reference Property, to the extent applicable) will be issued upon conversion of the Series A Preferred Stock. In lieu of fractional shares, the Company shall pay cash in respect of each fractional share equal to such fractional amount multiplied by the Thirty Day VWAP as of the closing of business on the Business Day immediately preceding the Conversion Date (or the Fair Market Value thereof in respect of any Reference Property). If more than one Preferred Share is being converted at one time by the same Holder, then the number of full shares issuable upon conversion will be calculated on the basis of the aggregate number of Preferred Shares converted by such Holder at such time.

(f)   Mechanics of Conversion.

(i)   As soon as reasonably practicable after the Conversion Date (and in any event within four (4) Business Days after such date), the Company shall issue and deliver to the applicable Holder one or more certificates for the number of shares of Common Stock (or Reference Property, to the extent applicable) to which such Holder is entitled, together with, at the option of the Holder, a check or wire transfer of immediately available funds for payment of fractional shares and any payment required by SECTION 5(d)(ii) in exchange for the certificates representing the converted Preferred Shares. Such conversion will be deemed to have been made on the Conversion Date, and the Person entitled to receive the shares of Common Stock (or Reference Property, to the extent applicable) issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock (or Reference Property, to the extent applicable) on such date. The delivery of the Common Stock upon conversion of Preferred Shares shall be made, at the option of the applicable Holder, in certificated form or by book-entry. Any such certificate or certificates shall be delivered by the Company to the appropriate Holder on a book-entry basis or by mailing certificates evidencing the shares to such Holder at its address as set forth in the conversion notice. In cases where fewer than all the Preferred Shares represented by any such certificate are to be converted, a new certificate shall be issued representing the unconverted Preferred Shares. The Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of Common Stock (or Reference Property, to the extent applicable) upon conversion or due upon the issuance of a new certificate for any Preferred Shares not converted to the converting Holder; provided that the Company shall not be required to pay any such amounts, and any such amounts shall be paid by the converting Holder, in the event that such Common Stock or Preferred Shares are issued in a name other than the name of the converting Holder.

(ii)   For the purpose of effecting the conversion of Preferred Shares, the Company shall: (A) at all times reserve and keep available, free from any preemptive rights, out of its treasury or authorized but unissued shares of Common Stock (or Reference Property, to the extent applicable) the full number of shares of Common Stock (or Reference Property, to the extent applicable) deliverable upon the conversion of all outstanding Preferred Shares after taking into account any adjustments to the Conversion Price from time to time pursuant to the terms of this SECTION 5 and any increases to the Accrued Value from time to time and assuming for the purposes of this calculation that all outstanding Preferred Shares are held by one holder) and (B) without prejudice to any other remedy at law or in equity any Holder may have as a result of such default, take all actions reasonably required to amend its Certificate of Incorporation, as expeditiously as reasonably practicable, to increase the authorized and available amount of Common Stock (or Reference Property, to the extent applicable) if at any time such amendment is necessary in order for the Company to be able to satisfy its obligations under this SECTION 5. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock (or Reference Property, to the extent applicable) issuable upon conversion of the Series A Preferred Stock, the Company will take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock (or Reference Property, to the extent applicable) upon the conversion of all outstanding Preferred Shares at such adjusted Conversion Price.

(iii)   From and after the Conversion Date, the Preferred Shares converted on such date, will no longer be deemed to be outstanding and all rights of the Holder thereof including the right to receive Dividends, but excluding the right to receive from the Company the Common Stock (or Reference Property, to the extent applicable) or any cash payment upon conversion, and except for any rights of Holders (including any voting rights) pursuant to this Certificate of Designation which by their express terms continue following conversion or, for the avoidance of doubt, rights which by their express terms continue following conversion pursuant to any of the other Transaction Agreements (as defined in the May 2014 Securities Purchase Agreement) shall immediately and automatically cease and terminate with respect to such Preferred Shares; provided that, in the event that a Preferred Share is not converted due to a default by the Company or because the Company is otherwise unable to issue the requisite shares of Common Stock (or Reference Property, to the extent applicable), such Preferred Share will, without prejudice to any other remedy at law or in equity any Holder may have as a result of such default, remain outstanding and will continue be entitled to all of the rights attendant to such Preferred Share as provided herein.

(iv)   The Company shall comply with all federal and state laws, rules and regulations and applicable rules and regulations of the Exchange on which shares of the Common Stock (or Reference Property, to the extent applicable) are then listed. If any shares of Common Stock (or Reference Property, to the extent applicable) to be reserved for the purpose of conversion of Preferred Shares require registration with or approval of any Person or group (as such term is defined in Section 13(d)(3) of the Exchange Act) under any federal or state law or the rules and regulations of the Exchange on which shares of the Common Stock (or Reference Property, to the extent applicable) are then listed before such shares may be validly issued or delivered upon conversion, then the Company will, as expeditiously as reasonably practicable, use commercially reasonable efforts to secure such registration or approval, as the case may be. So long as any Common Stock (or Reference Property, to the extent applicable) into which the Preferred Shares are then convertible is then listed on an Exchange, the Company will list and keep listed on any such Exchange, upon official notice of issuance, all shares of such Common Stock (or Reference Property, to the extent applicable) issuable upon conversion.

(v)   All shares of Common Stock (or Reference Property, to the extent applicable) issued upon conversion of the Preferred Shares will, upon issuance by the Company, be duly and validly issued, fully paid and nonassessable, not issued in violation of any preemptive or similar rights arising under law or contract and free from all taxes, liens and charges with respect to the issuance thereof, and the Company shall take no action which will cause a contrary result.

(g)   Adjustments to Conversion Price.

(i)   The Conversion Price shall be subject to the following adjustments:

(A)   Common Stock Dividends or Distributions. If the Company issues shares of Common Stock as a dividend or distribution on shares of Common Stock, or if the Company effects a share split or share combination with respect to shares of Common Stock, the Conversion Price will be adjusted based on the following formula:

where,

CP0 = the Conversion Price in effect immediately prior to the open of business on the Ex-Date for such dividend or distribution, or the open of business on the effective date of such share split or share combination, as the case may be;

CP1 = the Conversion Price in effect immediately after the open of business on the Ex-Date for such dividend or distribution, or the open of business on the effective date of such share split or share combination, as the case may be;

OS0 = the number of shares of Common Stock outstanding immediately prior to the open of business on the Ex-Date for such dividend or distribution, or the open of business on the effective date of such share split or share combination, as the case may be; and

OS1 = the number of shares of Common Stock outstanding immediately after such dividend or distribution, or such share split or share combination, as the case may be.

Any adjustment made under this SECTION 5(g)(i)(A) shall become effective immediately after the open of business on the Ex-Date for such dividend or distribution, or immediately after the open of business on the effective date for such share split or share combination. If any dividend or distribution of the type described in this SECTION 5(g)(i)(A) is declared but not so paid or made, or any share split or combination of the type described in this SECTION 5(g)(i)(A) is announced but the outstanding shares of Common Stock are not split or combined, as the case may be, the Conversion Price shall be immediately readjusted, effective as of the date the Board determines not to pay such dividend or distribution, or not to split or combine the outstanding shares of Common Stock, as the case may be, to the Conversion Price that would then be in effect if such dividend, distribution, share split or share combination had not been declared or announced.

(B)   Rights, Options or Warrants on Common Stock. If the Company distributes to all or substantially all holders of its Common Stock any rights, options or warrants entitling them, for a period expiring not more than sixty (60) days immediately following the record date of such distribution, to purchase or subscribe for shares of Common Stock at a price per share less than the average of the Daily VWAP of the Common Stock over the ten (10) consecutive Trading Day period ending on the Trading Day immediately preceding the Ex-Date for such distribution, the Conversion Price will be adjusted based on the following formula:

where,

CP0 = the Conversion Price in effect immediately prior to the open of business on the Ex-Date for such distribution;

CP1 = the Conversion Price in effect immediately after the open of business on the Ex-Date for such distribution;

OS0 = the number of shares of Common Stock outstanding immediately prior to the open of business on the Ex-Date for such distribution;

X = the number of shares of Common Stock equal to the aggregate price payable to exercise all such rights, options or warrants divided by the average of the Daily VWAP of the Common Stock over the ten (10) consecutive Trading Day period ending on the Trading Day immediately preceding the Ex-Date for such distribution; and

Y = the total number of shares of Common Stock issuable pursuant to all such rights, options or warrants.

Any adjustment made under this SECTION 5(g)(i)(B) will be made successively whenever any such rights, options or warrants are distributed and shall become effective immediately after the open of business on the Ex-Date for such distribution. To the extent that shares of Common Stock are not delivered prior to the expiration of such rights, options or warrants, the Conversion Price shall be readjusted following the expiration of such rights to the Conversion Price that would then be in effect had the decrease in the Conversion Price with respect to the distribution of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights, options or warrants are not so distributed, the Conversion Price shall be immediately readjusted, effective as of the date the Board determines not to make such distribution, to the Conversion Price that would then be in effect if such distribution had not occured.

In determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such average of the Daily VWAP for the ten (10) consecutive Trading Day period ending on the Trading Day immediately preceding the Ex-Date for such distribution, and in determining the aggregate offering price of such shares of the Common Stock, there shall be taken into account any consideration received by the Company for such rights, options or warrants and any amount payable on exercise or conversion thereof, the fair market value of such consideration, if other than cash, to be reasonably determined by the Board in good faith.

(C)   Tender Offer or Exchange Offer Payments. If the Company or any of its Subsidiaries makes a payment in respect of a tender offer or exchange offer for Common Stock, if the aggregate value of all cash and any other consideration included in the payment per share of Common Stock (as reasonably determined in good faith by the Board) exceeds the average of the Daily VWAP of the Common Stock over the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date on which such tender offer or exchange offer expires, the Conversion Price will be decreased based on the following formula:

where,

CP1 = the Conversion Price in effect immediately after the close of business on the last Trading Day of the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

CP0 = the Conversion Price in effect immediately prior to the close of business on the last Trading Day of the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

OS0 = the number of shares of Common Stock outstanding immediately prior to the date such tender or exchange offer expires;

SP1 = the average of the Daily VWAP of the Common Stock over the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

AC = the aggregate value of all cash and any other consideration (as reasonably determined in good faith by the Board) paid or payable for shares purchased in such tender or exchange offer; and

OS1 = the number of shares of Common Stock outstanding immediately after the date such tender or exchange offer expires (after giving effect to such tender offer or exchange offer and excluding fractional shares).

The adjustment to the Conversion Price under this SECTION 5(g)(i)(C) will occur at the close of business on the tenth (10th) Trading Day immediately following, but excluding, the date such tender or exchange offer expires; provided that, for purposes of determining the Conversion Price, in respect of any conversion during the ten (10) Trading Days immediately following, but excluding, the date that any such tender or exchange offer expires, references within this SECTION 5(g)(i)(C) to ten (10) consecutive Trading Days shall be deemed replaced with such lesser number of consecutive Trading Days as have elapsed between the date such tender or exchange offer expires and the relevant conversion date.

(D)   Common Stock Issued at Less than Conversion Price. If, after the Original Issue Date, the Company issues or sells any Common Stock (or Option Securities or Convertible Securities, to the extent set forth in this SECTION 5(g)(i)(D)), other than Excluded Stock, for no consideration or for consideration per share less than the Conversion Price in effect as of the date of such issuance or sale, the Conversion Price in effect immediately prior to each such issuance or sale will (except as provided below) be adjusted at the time of such issuance or sale based on the following formula:

where,

CP1 = the Conversion Price in effect immediately following such issuance or sale;

CP0 = the Conversion Price in effect immediately prior to such issuance or sale;

OS0 = the number of shares of Common Stock outstanding immediately prior to such issuance or sale (treating for this purpose as outstanding all shares of Common Stock issuable upon the conversion or exchange of (x) all Preferred Shares issued on the Original Issue Date, all shares of Series A-1 Preferred Stock issued on the Second Issue Date and all shares of Series A-2 Preferred Stock issued on the Third Issue Date and (y) all convertible, exchangeable or exercisable Equity Securities of the Company not listed in (x) if the conversion price, exercise price or exchange price applicable to such Equity Securities of the Company is below Market Value on the determination date) ~~outstanding immediately prior to such issuance or sale~~;

X = the number of shares of Common Stock that the aggregate consideration received by the Company for the number of shares of Common Stock so issued or sold would purchase at a price per share equal to CP0; and

Y = the number of additional shares of Common Stock so issued.

For the purposes of any adjustment of the Conversion Price pursuant to this SECTION 5(g)(i)(D), the following provisions shall be applicable:

(1)   In the case of the issuance of Common Stock for cash, the amount of the consideration received by the Company shall be deemed to be the amount of the cash proceeds received by the Company for such Common Stock after deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof

(2)   In the case of the issuance of Common Stock (otherwise than upon the conversion of shares of Capital Stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair market value thereof as reasonably determined by the Board in good faith.

(3)   In the case of (A) the issuance of Option Securities (whether or not at the time exercisable) or (B) the issuance of Convertible Securities (whether or not at the time so convertible or exchangeable):

i)   the issuance of Option Securities shall be deemed the issuance of all shares of Common Stock deliverable upon the exercise of such Option Securities;

ii)   such Option Securities shall be deemed to be issued for a consideration equal to the value of the consideration (determined in the manner provided in SECTION 5(g)(i)(D)(1) and (2)), if any, received by the Company for such Option Securities, plus the exercise price, strike price or purchase price provided in such Option Securities for the Common Stock covered thereby;

iii)   the issuance of Convertible Securities shall be deemed the issuance of all shares of Common Stock deliverable upon conversion of, or in exchange for, such Convertible Securities;

iv)   such Convertible Securities shall be deemed to be issued for a consideration equal to the value of the consideration (determined in the manner provided in SECTION 5(g)(i)(D)(1) and (2) and excluding any cash received on account of accrued interest or accrued dividends), if any, received by the Company for such Convertible Securities, plus the value of the additional consideration (determined in the manner provided in SECTION 5(g)(i)(D)(1) and (2)) to be received by the Company upon the conversion or exchange of such Convertible Securities, if any;

v)   upon any change in the number of shares of Common Stock deliverable upon exercise of any Option Securities or Convertible Securities or upon any change in the consideration to be received by the Company upon the exercise, conversion or exchange of such securities, the Conversion Price then in effect shall be readjusted to such Conversion Price as would have been in effect had such change been in effect, with respect to any Option Securities or Convertible Securities outstanding at the time of the change, at the time such Option Securities or Convertible Securities originally were issued;

vi)   upon the expiration or cancellation of Option Securities (without exercise), or the termination of the conversion or exchange rights of Convertible Securities (without conversion or exchange), if the Conversion Price shall have been adjusted upon the issuance of such expiring, canceled or terminated securities, the Conversion Price shall be readjusted to such Conversion Price as would have been obtained if, at the time of the original issuance of such Option Securities or Convertible Securities, the expired, canceled or terminated Option Securities or Convertible Securities, as applicable, had not been issued;

vii)   if the Conversion Price shall have been fully adjusted upon the issuance of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Conversion Price shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof; and

viii)   if any issuance of Common Stock, Option Securities or Convertible Securities would also require an adjustment pursuant to any other adjustment provision of this SECTION 5(g)(i), then only the adjustment most favorable to the Holders shall be made.

(ii)   If the Company issues rights, options or warrants that are only exercisable upon the occurrence of certain triggering events (each, a “Trigger Event”), then the Conversion Price will not be adjusted pursuant to SECTION 5(g)(i)(B) until the earliest Trigger Event occurs, and the Conversion Price shall be readjusted to the extent any of these rights, options or warrants are not exercised before they expire (provided, however, that, for the avoidance of doubt, if such Trigger Event would require an adjustment pursuant to SECTION 5(g)(i)(D), such adjustment pursuant to SECTION 5(g)(i)(D) shall be made at the time of issuance of such rights, options or warrants in accordance with such Section).

(iii)   Notwithstanding anything in this SECTION 5(g) to the contrary, if a Conversion Price adjustment becomes effective pursuant to any of clauses (A), (B) or (C) of ~~this~~ SECTION 5(g)(i) on any Ex-Date as described above, and a Holder that converts its Preferred Shares on or after such Ex-Date and on or prior to the related record date would be treated as the record holder of shares of Common Stock as of the related Conversion Date based on an adjusted Conversion Price for such Ex-Date and participate on an adjusted basis in the related dividend, distribution or other event giving rise to such adjustment, then, notwithstanding the foregoing Conversion Price adjustment provisions, the Conversion Price adjustment relating to such Ex-Date will not be made for such converting Holder. Instead, such Holder will be treated as if such Holder were the record owner of the shares of Common Stock on an un-adjusted basis and participate in the related dividend, distribution or other event giving rise to such adjustment.

Notwithstanding anything in this SECTION 5(g) to the contrary, no adjustment under SECTION 5(g)(i) need be made to the Conversion Price unless such adjustment would require a decrease of at least 1% of the Conversion Price then in effect. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, if any, which, together with any adjustment or adjustments so carried forward, shall amount to a decrease of at least 1% of such Conversion Price; provided that, on the date of any conversion of the Preferred Shares pursuant to SECTION 5, adjustments to the Conversion Price will be made with respect to any such adjustment carried forward that has not been taken into account before such date. In addition, at the end of each year, beginning with the year ending December 31, 2014, the Conversion Price shall be adjusted to give effect to any adjustment or adjustments so carried forward, and such adjustments will no longer be carried forward and taken into account in any subsequent adjustment.

(iv)   Adjustments Below Par Value. The Company shall not take any action that would require an adjustment to the Conversion Price such that the Conversion Price, as adjusted to give effect to such action, would be less than the then-applicable par value per share of the Common Stock, except that the Company may undertake a share split or similar event if such share split results in a corresponding reduction in the par value per share of the Common Stock such that the as-adjusted new Conversion Price per share would not be below the new as-adjusted par value per share of the Common Stock following such share split or similar transaction and the Conversion Price is adjusted as provided under SECTION 5(g)(i)(A) and any other applicable provision of SECTION 5(g).

(v)   Reference Property. In the case of any recapitalization, reclassification or change of the Common Stock (other than changes resulting from a subdivision, combination or reclassification described in SECTION 5(g)(i)(A)), a consolidation, merger or combination involving the Company, a sale, lease or other transfer to a third party of all or substantially all of the assets of the Company (or the Company and its Subsidiaries on a consolidated basis), or any statutory share exchange, in each case as a result of which the Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets (including cash or any combination thereof) (any of the foregoing, a “Transaction”), then, at the effective time of the Transaction, the right to convert each Preferred Share will be changed into a right to convert such Preferred Share into the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) (the “Reference Property”) that a Holder would have received in respect of the Common Stock issuable upon conversion of such Preferred Shares immediately prior to such Transaction. In the event that holders of Common Stock have the opportunity to elect the form of consideration to be received in the Transaction, the Company shall make adequate provision whereby the Holders of the Preferred Shares shall have a reasonable opportunity to determine the form of consideration into which all of the Preferred Shares, treated as a single class, shall be convertible from and after the effective date of the Transaction. Any such election shall be made by the Series A Requisite Holders. Any such determination by the Holders shall be subject to any limitations to which all holders of Common Stock are subject, such as pro rata reductions applicable to any portion of the consideration payable in the Transaction, and shall be conducted in such a manner as to be completed at approximately the same time as the time elections are made by holders of Common Stock. The provisions of this SECTION 5(g)(v) and any equivalent thereof in any such securities similarly shall apply to successive Transactions. The Company shall not become a party to any Transaction unless its terms are in compliance with the foregoing.

(vi)   Rules of Calculation; Treasury Stock. All calculations will be made to the nearest one-hundredth of a cent or to the nearest one-ten thousandth of a share. Except as explicitly provided herein, the number of shares of Common Stock (or Reference Property, to the extent applicable) outstanding will be calculated on the basis of the number of issued and outstanding shares of Common Stock (or Reference Property, to the extent applicable), not including shares held in the treasury of the Company. The Company shall not pay any dividend on or make any distribution to shares of Common Stock (or Reference Property, to the extent applicable) held in treasury.

(vii)   No Duplication. If any action would require adjustment of the Conversion Price pursuant to more than one of the provisions described in this SECTION 5 in a manner such that such adjustments are duplicative, only one adjustment (which shall be the adjustment most favorable to the Holders of Preferred Stock) shall be made.

(viii)   Notice of Record Date. In the event of:

(A)   any event described in SECTION 5(~~f~~g)(i)(A), (B), (C) or (D);

(B)   any Transaction to which SECTION 5(~~f~~g)(v) applies;

(C)   the dissolution, liquidation or winding-up of the Company; or

(D)   any other event constituting a Change of Control;

then the Company shall mail to the Holders of Preferred Stock at their last addresses as shown on the records of the Company, at least twenty (20) days prior to the record date specified in (A) below or twenty (20) days prior to the date specified in (B) below, as applicable, a notice stating:

(A)   the record date for the dividend, other distribution, stock split or combination or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, other distribution, stock split or combination; or

(B)   the date on which such reclassification, change, dissolution, liquidation, winding-up or other event constituting a Transaction or Change of Control, or any transaction which would result in an adjustment pursuant to SECTION 5(g)(i)(D), is estimated to become effective or otherwise occur, and the date as of which it is expected that holders of Common Stock of record will be entitled to exchange their shares of Common Stock for Reference Property, other securities or other property deliverable upon such reclassification, change, liquidation, dissolution, winding-up, Transaction or Change of Control or that such issuance of Common Stock, Option Securities or Convertible Securities is anticipated to occur.

(ix)   Certificate of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this SECTION 5, the Company at its expense shall as promptly as reasonably practicable compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of Preferred Stock a certificate, signed by an officer of the Company (in his or her capacity as such and not in an individual capacity), setting forth (A) the calculation of such adjustments and readjustments in reasonable detail, (B) the facts upon which such adjustment or readjustment is based, (C) the Conversion Price then in effect, and (D) the number of shares of Common Stock (or Reference Property, to the extent applicable) and the amount, if any, of Capital Stock, other securities or other property (including but not limited to cash and evidences of indebtedness) which then would be received upon the conversion of a Preferred Share.

(x)   No Upward Revisions to Conversion Price. For the avoidance of doubt, except in the case of a reverse share split or share combination resulting in an adjustment under SECTION 5(g)(i)(A) effected with the approvals, if any, required pursuant to SECTION 4(b), in no event shall any adjustment be made pursuant to this SECTION 5 that results in an increase in the Conversion Price.

SECTION 6.   Redemption.

(a)   Redemption at Maturity. Each Holder shall have the right to require the Company to redeem such Holder’s Preferred Shares, in whole or in part, on the seventh (7th) anniversary of the Original Issue Date (the “Maturity Date”) at a price per share payable, subject to SECTION 6(e), in cash and equal to the Redemption Price. At any time during the period beginning on the thirtieth (30th) calendar day prior to the Maturity Date (the “Holder Redemption Notice Period”), each Holder may deliver written notice to the Company notifying the Company of such Holder’s election to require the Company to redeem all or a portion of such Holder’s Preferred Shares on the Maturity Date (the “Election Notice”). No later than thirty (30) calendar days prior to the commencement of the Holder Redemption Notice Period, the Company shall deliver a notice to each Holder of Preferred Stock including the following information: (A) informing the Holder of the Maturity Date and such Holder’s right to elect to have all or a portion of its Preferred Shares redeemed by Company on the Maturity Date, (B) the Redemption Price payable with respect to each share of Series A Preferred Stock on the Maturity Date in connection with any such redemption (to the extent the Redemption Price is known or can be calculated, and to the extent not capable of being calculated, the manner in which such price will be determined); (C) that any certificates representing Preferred Shares which a Holder elects to have redeemed must be surrendered for payment of the Redemption Price at the office of the Company or any redemption agent located in New York City selected by the Company therefor together with any written instrument or instructions of transfer or other documents and endorsements reasonably acceptable to the redemption agent or the Company, as applicable (if reasonably required by the redemption agent or the Company, as applicable); (D) that, upon a Holder’s compliance with clause (C), payment of the Redemption Price with respect to any Preferred Shares to be made on the Maturity Date will be made to the Holder within five (5) Business Days of the Maturity Date to the account specified in such Holder’s redemption election notice; (E) that any Holder may withdraw its Election Notice with respect to all or a portion of its Preferred Shares at any time prior to 5:00 p.m. (New York City time) on the Business Day immediately preceding the Maturity Date; and (F) the number of shares of Common Stock (or, if applicable, the amount of Reference Property) and the amount of cash, if any, that a Holder would receive upon conversion of a Preferred Share if a Holder does not elect to have its Preferred Shares redeemed. The Company shall issue a press release for publication on the Dow Jones News Service or Bloomberg Business News (or if either such service is not available, another broadly disseminated news or press release service selected by the Company) prior to the opening of business on the first Business Day following any date on which the Company provides notice to Holders pursuant to this SECTION 6(a) disclosing the right of Holders to have the Company redeem Preferred Shares pursuant to this SECTION 6(a).

(b)   Optional Redemption by the Company. On and after the third (3rd) anniversary of the Original Issue Date, the Company may, at its option, redeem all (but not less than all) of the outstanding Preferred Shares for cash equal to the Redemption Price. If the Company elects to redeem the Preferred Shares pursuant to this SECTION 6(b), the Company shall deliver a notice of redemption to the Holders of Preferred Stock not less than thirty (30) or more than sixty (60) calendar days prior to the date specified for redemption (the “Optional Redemption Date”), which notice shall include: (A) the Optional Redemption Date; (B) the Redemption Price; (C) that on the Optional Redemption Date, if the Holder has not previously elected to convert Preferred Shares into Common Stock, each Preferred Share shall automatically and without further action by the Holder thereof (and whether or not the certificates representing such Preferred Shares are surrendered) be redeemed for the Redemption Price; (D) that payment of the Redemption Price will be made to the Holder within five (5) Business Days of the Redemption Date to the account specified by such Holder to the Company in writing; (E) that the Holder’s right to elect to convert its Preferred Shares will end at 5:00 p.m. (New York City time) on the Business Day immediately preceding the Optional Redemption Date; and (F) the number of shares of Common Stock (or, if applicable, the amount of Reference Property) and the amount of cash, if any, that a Holder would receive upon conversion of a Preferred Share if a Holder elect to convert its Preferred Shares prior to the Optional Redemption Date. Notwithstanding the foregoing, any notice delivered by the Company under this SECTION 6(b) in accordance with SECTION 11(g) shall be conclusively presumed to have been duly given at the time set forth therein, whether or not such Holder of Preferred Shares actually receives such notice, and neither the failure of a Holder to actually receive such notice given as aforesaid nor any immaterial defect in such notice shall affect the validity of the proceedings for the redemption of the Preferred Shares as set forth herein. The Company shall issue a press release for publication on the Dow Jones News Service or Bloomberg Business News (or if either such service is not available, another broadly disseminated news or press release service selected by the Company) prior to the opening of business on the first Business Day following any date on which the Company provides notice to Holders pursuant to this SECTION 6(b) announcing the Company’s election to redeem Preferred Shares pursuant to this SECTION 6(b).

(c)   Redemption at Option of the Holder upon a Change of Control.

(i)   If a Change of Control occurs, each Holder shall have the right to require the Company to redeem its Preferred Shares pursuant to a Change of Control Offer, which Change of Control Offer shall be made by the Company in accordance with Section 6(c)(ii). In such Change of Control Offer, the Company will offer a payment (such payment, a “Change of Control Payment”) in cash per Preferred Share equal to the greater of: (i) the sum of (A) the Specified Percentage of the Accrued Value, plus (B) all accrued and unpaid Dividends (including, without limitation, accrued and unpaid Cash Dividends and accrued and unpaid Accreting Dividends for the then current Dividend Period), if any, on such share to the extent not included in the Accrued Value and (ii) an amount equal to the amount the Holder of such Preferred Share would have received in connection with such Change of Control had such Holder converted such Preferred Share into Common Stock (or Reference Property, to the extent applicable) immediately prior thereto (such greater amount, the “Change of Control Payment Amount”).

(ii)   Within thirty (30) days following any Change of Control, the Company will mail a notice (a “Change of Control Offer”) to each Holder describing the transaction or transactions that constituted such Change of Control and offering to redeem the Preferred Shares on the date specified in such notice (the “Change of Control Payment Date”), which date shall be no earlier than thirty (30) days and no later than sixty-one (61) days from the date such notice is mailed. In addition, such Change of Control Offer shall further state: (A) the amount of the Change of Control Payment; (B) that the Holder may elect to have all or any portion of its Preferred Shares redeemed pursuant to the Change of Control Offer, (C) that any Preferred Shares to be redeemed must be surrendered for payment of the Change of Control Payment at the office of the Company or any redemption agent selected by the Company therefor together with any written instrument or instructions of transfer or other documents and endorsements reasonably acceptable to the redemption agent or the Company, as applicable (if reasonably required by the redemption agent or the Company, as applicable); (D) that, upon a Holder’s compliance with clause (C), payment of the Change of Control Payment with will be made to the Holder on the Change of Control Payment Date to the account specified by such Holder to the Company in writing; (E) the date and time by which the Holder must make its election, (F) that any Holder may withdraw its election notice with respect to all or a portion of their Preferred Shares at any time prior to 5:00 p.m. (New York City time) on the Business Day immediately preceding the Change of Control Payment Date; and (G) the amount and type of property that the Holder would receive in connection with such Change of Control if the Holder elects to convert its Preferred Shares in connection with the Change of Control. The Company shall issue a press release for publication on the Dow Jones News Service or Bloomberg Business News (or if either such service is not available, another broadly disseminated news or press release service selected by the Company) prior to the opening of business on the first Business Day following any date on which the Company provides notice to Holders pursuant to this SECTION 6(c) disclosing the right of Holders to have the Company redeem Preferred Shares pursuant to this SECTION 6(c).

(iii)   On the Change of Control Payment Date, the Company will, to the extent lawful: (A) accept for payment all Preferred Shares validly tendered pursuant to the Change of Control Offer; and (B) make a Change of Control Payment to each Holder that validly tendered Preferred Shares pursuant to the Change of Control Offer.

(iv)   If at any time prior to consummation of a transaction that would constitute a Change of Control, the Company has publicly announced (whether by press release, SEC filing or otherwise) such transaction or prospective transaction or the entry by the Company into any definitive agreement with respect thereto, the Company shall, within five (5) Business Days of the issuance of such public announcement, deliver a written notice to each Holder notifying them of the same and the anticipated date of consummation of such transaction.

(v)   The Company will not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer and makes the Change of Control Payment in the manner, at the times and otherwise in compliance with the requirements set forth herein applicable to a Change of Control Offer made by the Company and purchases all Preferred Shares validly tendered under such Change of Control Offer.

(vi)   A Change of Control Offer may be made in advance of a Change of Control, conditional upon such Change of Control, if a definitive agreement is in place for the Change of Control at the time of making of the Change of Control Offer.

(d)   Notwithstanding anything in this SECTION 6 to the contrary, each Holder shall retain the right to elect to convert any Preferred Shares to be redeemed at any time prior to 5:00 p.m. (New York City time) on the Business Day immediately preceding any Redemption Date. Any Preferred Shares that a Holder elects to convert prior to the Redemption Date shall not be redeemed pursuant to this SECTION 6.

(e)   Insufficient Funds. Any redemption of the Preferred Shares pursuant to this SECTION 6 shall be payable out of any cash legally available therefor, provided, however, that, other than in respect of a redemption pursuant to SECTION 6(b) (which the Company may only effectuate to the extent it has sufficient cash legally available therefor), if there is not a sufficient amount of cash legally available to pay the Redemption Price in full in cash, then the Company may pay that portion of the Redemption Price with respect to which it does not have cash legally available therefor out of the remaining assets of the Company legally available therefor (valued at the fair market value thereof on the date of payment, as reasonably determined in good faith by the Board). If the Company anticipates not having sufficient cash legally available for a redemption pursuant to SECTION 6(a) or SECTION 6(c), the redemption notice delivered to Holders shall so specify, and indicate the nature of the other assets expected to be distributed and the fair market value of the same as reasonably determined by the Board as aforesaid. At the time of any redemption pursuant to this SECTION 6, the Company shall take all actions required or permitted under Delaware law to permit the redemption of the Preferred Shares, including, without limitation, through the revaluation of its assets in accordance with Delaware law, to make cash funds (and to the extent cash funds are insufficient, other assets) legally available for such redemption. In connection with any redemption pursuant to SECTION 6(c), to the extent that Holders elect to have their Preferred Shares redeemed and the Company has insufficient funds to redeem such Preferred Shares (after taking into account the amount of any repurchase obligations the Company has or expects to have under any Indebtedness ranking senior to the Series A Preferred Stock), Senior Securities or any Parity Securities resulting from the same facts and circumstances as the Change of Control hereunder), the Company shall use any available funds to redeem a portion of such Preferred Shares and Parity Securities (if any are being redeemed) ratably in proportion to the full respective amounts to which they are entitled; provided, however, that the failure for any reason to redeem all Preferred Shares required to be redeemed under SECTION 6(c) when required shall constitute a Specified Breach Event.

(f)   Mechanics of Redemption.

(i)   The Company (or a redemption agent on behalf of the Company, as applicable) shall pay the applicable Redemption Price on the Redemption Date or the required payment date therefor upon surrender of the certificates representing the Preferred Shares to be redeemed and receipt of any written instrument or instructions of transfer or other documents and endorsements reasonably acceptable to the redemption agent or the Company, as applicable, to the extent required by SECTIONS 6(a), 6(b) and 6(c); provided that, if such certificates are lost, stolen or destroyed, the Company may require an affidavit certifying to such effect and, if requested, an agreement indemnifying the Company from any losses incurred in connection therewith, in each case, in form and substance reasonably satisfactory to the Company, from such Holder prior to paying such amounts.

(ii)   Following any redemption of Preferred Shares on any Redemption Date, the Preferred Shares so redeemed will no longer be deemed to be outstanding and all rights of the Holder thereof shall cease, including the right to receive Dividends; provided, however, that any rights of Holders pursuant to this Certificate of Designation that by their terms survive redemption of the Preferred Shares and, for the avoidance of doubt, any rights that survive pursuant to any of the other Transaction Agreements (as defined in the May 2014 Securities Purchase Agreement), shall survive in accordance with their terms. The foregoing notwithstanding, in the event that a Preferred Share is not redeemed by the Company when required, such Preferred Share will remain outstanding and will continue to be entitled to all of the powers, designations, preferences and other rights (including but not limited to the accrual and payment of dividends and the conversion rights) as provided herein.

SECTION 7.   Director Election Rights.

~~Effective immediately following the Original Issue Date and for~~For so long as the Preferred Elected Director Condition continues to be satisfied, the ~~holders~~Holders of the Preferred Shares and shares of Series A-1 Preferred Stock, voting or consenting, as the case may be, separately as a single class to the exclusion of all other classes of the Company’s Voting Stock ~~and with each Preferred Share entitled to one vote~~, by vote of the Series A/A-1 Requisite Holders, shall be entitled to elect a number of directors to the Board equal to the Preferred Director Number (the “Preferred Elected Director(s)”)~~; provided, that~~. As of the Third Issue Date, the Preferred ~~Elected Director shall~~

~~initially be elected promptly following the Company’s annual meeting to be held on June 12, 2014 and shall be elected to the Board no later than June 15, 2014~~Director Number is one. Subject to applicable law, one Preferred Elected Director (as designated by the Series A/A-1 Requisite Holders if there is more than one Preferred Elected Director) shall be entitled to be a member of each committee of the Board, including the compensation committee, the audit committee and the nominating and corporate governance committee of the Board; provided, that notwithstanding anything to the contrary herein, membership on any such committee will be dependent upon such director meeting the qualification, and if applicable, independence criteria deemed necessary to so comply in accordance with any listing requirements of the Exchange on which the Company’s capital stock is then listed. The Preferred Elected Director(s) shall be elected as set forth in this ~~SECTION~~ section   7; provided that as a condition precedent to the election of any such Preferred Elected Director, the individual(s) to be elected by the Series A/A-1 Requisite Holders shall be required to provide to the Company a duly executed and delivered written resignation of such Person to be elected as a Preferred Elected Director, providing that effective immediately and automatically (without any further action by any Person) upon the expiration of the Series A/A-1 Requisite Holders’ right to elect such individual to the Board as provided herein, such Preferred Elected Director shall resign from the Board. For the avoidance of doubt, no Preferred Elected Director shall be elected to the Board unless the written resignation referred to in the preceding sentence is delivered to the Company prior thereto. The Preferred Elected Directors shall be elected, at the option of the Series A/A-1 Requisite Holders, (i) by the written consent of the Series A/A-1 Requisite Holders or (ii) at annual or special meetings of stockholders of the Company at which directors are to be elected. If there is a vacancy in the office of a Preferred Elected Director, then the vacancy may only be filled by a nominee of the Series A/A-1 Requisite Holders. Each Preferred Elected Director will be entitled to one (1) vote on any matter with respect to which the Board votes and any Preferred Elected Director may be removed at any time with or without cause by, and shall not be removed otherwise than by, the written consent or vote of the Series A/A-1 Requisite Holders. The Company shall take all such action as may be reasonably requested by the Series A/A-1 Requisite Holders to effect ~~Section~~this SECTION 7 (including nominating and recommending the Preferred Elected Director for election, if applicable).

SECTION 8.   Specified Breach Events.

(a)   The following events shall constitute “Specified Breach Events”:

(i)   the Company fails to declare and pay any Cash Dividends or Accreting Dividends due on any two consecutive Dividend Payment Dates; provided that, any such Specified Breach Event shall cease to exist once all such Cash Dividends and Accreting Dividends in arrears through the end of the most recently completed Dividend Period have been declared and paid in full; and

(ii)   the Company defaults in the performance of, or breaches the covenants contained in, the following sections of this Certificate of Designation and such default or breach, if curable, is not cured within ninety (90) days: SECTION 2(c) (Participating Cash Dividends); SECTION 2(d) (In-Kind Participating Dividends); the proviso contained in SECTION 5(d)(i) (Amounts Received Upon Conversion); SECTION 6(a) (Redemption at Maturity) or SECTION 6(c) (Redemption at Option of Holder Upon a Change of Control)). Any such Specified Breach Event specified in this clause (ii) shall cease to exist once the underlying default or breach has been waived or cured.

(b)   Subject to applicable law and compliance with the rules of any Exchange on which the Common Stock is then listed, if the Preferred Director Number is increased as a result of any Specified Breach Event (as provided in the definition of Preferred Director Number), then unless the Series A/A-1 Requisite Holders otherwise consent in writing, the Company shall, notwithstanding any other provision of this Certificate of Designation, increase the size of the Board as necessary to accommodate such number of additional directors as provided in the definition of Preferred Director Number (each a “Specified Breach Director”) and such Specified Breach Director(s) shall be elected as set forth in this section; provided that as a condition precedent to the election of any such Specified Breach Director, the individual to be elected by the Series A/A-1 Requisite Holders shall be required to provide to the Company a duly executed and delivered written resignation of such Person to be elected as a Specified Breach Director, providing that effective immediately and automatically (without any further action by any Person) upon the expiration of the applicable Breach Period (as defined below), such Specified Breach Director shall resign from the Board. For the avoidance of doubt, no Specified Breach Director shall be elected to the Board unless the written resignation referred to in the preceding sentence is delivered to the Company prior thereto. A Specified Breach Director need not be an “independent director” of the Board pursuant to the rules of the Exchange on which the Company’s Common Stock is then traded. The Specified Breach Directors shall be elected (i) by the written consent of the Series A/A-1 Requisite Holders or (ii) at a special meeting of the Holders of the Series A Preferred Stock and Series A-1 Preferred Stock (which shall be called by the Secretary of the Company at the request of any Holder of the Series A Preferred Stock or Series A-1 Preferred Stock) to be held within thirty (30) days of the occurrence of the Specified Breach Event, or, if the Specified Breach Event occurs less than sixty (60) days before the date fixed for the next annual meeting of the Company’s stockholders, at such annual meeting. At any meeting at which the Specified Breach Director(s) will be elected, the Specified Breach Director(s) shall be elected by the Series A/A-1 Requisite Holders. The Specified Breach Director(s) will serve until there ceases to be any shares of Series A Preferred ~~Shares~~Stock or Series A-1 Preferred Stock outstanding or until no Specified Breach Event exists or is continuing, whichever occurs earliest (the “Breach Period”) and, upon the expiration of an applicable Breach Period, the director seat(s) held by the Specified Breach Director(s) shall be automatically eliminated and the size of the Board shall be reduced accordingly. If there is a vacancy in the office of a Specified Breach Director during a Breach Period, then the vacancy may only be filled by a nominee of the Series A/A-1 Requisite Holders. Each Specified Breach Director will be entitled to one (1) vote on any matter with respect to which the Board votes. During the Breach Period, any Specified Breach Director may be removed at any time with or without cause by, and shall not be removed otherwise than by, the written consent or vote of the Series A/A-1 Requisite Holders. If after the appointment of a Specified Breach Director the applicable Breach Period expires, if so requested by the Company, the Holders of the Series A Preferred Stock and Series A-1 Preferred Stock shall promptly cause to resign, and take all other action reasonably necessary, or reasonably requested by the Company, to cause the prompt removal of, such Specified Breach Director.

SECTION 9.   Covenants.

(a)   Restriction on the Issuance of Additional Indebtedness. From and after the Original Issue Date, the Company has not, and has not permitted any Subsidiary to (without obtaining any requisite consent from the Holders of the Series A Preferred Stock or Series A-1 Preferred Stock, as applicable), and from and after the Third Issue Date, the Company shall not, and shall not permit any Subsidiary to, without the consent of the Requisite Holders, borrow or otherwise incur any Indebtedness if, after giving effect to such borrowing or other incurrence, (1) the sum of the total Indebtedness of the Company plus the sum of the total Indebtedness of each of the Company’s Subsidiaries divided by (2) the Net Asset Value (the “Debt/NAV Ratio”) would be greater than 0.75; provided, that (A) the Regular Liquidation Preference of the Preferred Shares (with the references to “150%” contained in such definition being changed to “100%”) and the actual liquidation preference of any outstanding Senior Securities and Parity Securities shall count as Indebtedness for such purposes, (B) 100% of the Indebtedness of the Company, the Company’s wholly-owned and, after taking into account the Company’s ownership percentage therein, ~~non-wholly owned subsidiaries~~Non-Wholly Owned Subsidiaries (as well as the liquidation preference of any preferred security ranking senior to the Company’s investment in such entities) shall be taken into account for purposes of determining Indebtedness but not taken into account (i.e., added back) for purposes of determining Net Asset Value, and (C) the provisions of this SECTION 9(a) shall not apply to ~~(i) a refinancing of the Indebtedness incurred under the Loan Agreement or (ii)~~ a refinancing of any ~~other~~ Indebtedness of the Company or any of its Subsidiaries (x) within six (6) months of the respective maturity date of such Indebtedness or (y) on economic terms more favorable to the Company or such Subsidiary, as applicable, in any such case ~~of (i) or (ii),~~ so long as the amount of such Indebtedness does not result in an increase in the Company’s total Indebtedness or the Debt/NAV Ratio (in each case, excluding the impact of the capitalization of customary and reasonable premiums, fees and expenses incurrent in connection with such refinancing).

~~(b)   Restriction on the Issuance of Parity Securities. From and after the Original Issue Date, the Company may issue Parity Securities provided that (i) the aggregate purchase price (and initial liquidation preference) of all such Parity Securities may not exceed $25,000,000, (ii) the conversion price applicable to such Parity Securities may not be less than $4.75 (as adjusted for stock splits, stock dividends, stock combinations and similar events) and (iii) the Company complies with the Purchasers’ rights of first offer with respect to such issuance as provided for in SECTION 5.5 of the Securities Purchase Agreement. Any Parity Securities issued after the Original Issue Date pursuant to this SECTION 9(b) (are referred to herein as the “Additional Preferred Securities”).~~

(b)   Intentionally Omitted.

(c)   Certificates. The Company shall promptly, and in no event later than 30 days after the last day of any calendar quarter, furnish to each Holder a certificate of an officer of the Company setting forth, as of the end of such calendar quarter the Debt/NAV Ratio and the calculation of the same (provided that the Company shall not be obligated to provide the information required by this sentence from and after such time as the covenant in SECTION 9(a) ceases to be applicable).

(i)   The Company shall promptly, and in no event later than the 30th day after the first day of a Dividend Period for which the Accreting Dividend rate has been adjusted pursuant to SECTION 2(b), furnish to each Holder of Preferred Stock a certificate of an officer of the Company setting forth, as of the end of the prior Dividend Period the Net Asset Value as of the end of such prior Dividend Period and the calculation of the same.

(ii)   If the Company takes any action, which pursuant to this Certificate of Designation requires the Public Float Hurdle to be met, the Company shall promptly, and in no event later than five (5) days after the date of such action, furnish to each Holder of Preferred Stock a certificate of an officer of the Company setting forth the date of such action and an analysis of the Public Float Hurdle as of the date of such action.

SECTION 10.   Additional Definitions. For purposes of these resolutions, the following terms shall have the following meanings:

(a)   “Accrued Value” means $1,000 per share, as the same may be increased pursuant to SECTION 2.

(b)   “Actively Traded Security” means, as of any date of determination, a Security of an entity with $2,000,000 average daily trading volume during the preceding 60-day period.

(c)   “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person.

(d)   “Base Original Issue Date NAV” means the final amount thereof as agreed between the Company and the Series A Requisite Holders pursuant to Section 12.16 of the May 2014 Securities Purchase Agreement.

(e)   “Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms “Beneficially Owns” and “Beneficially Owned” shall have a corresponding meaning.

(f)   “Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or obligated to close.

(g)   “Capital Stock” means, with respect to any Person, any and all shares of stock of a corporation, partnership interests or other equivalent interests (however designated, whether voting or non-voting) in such Person’s equity, entitling the holder to receive a share of the profits and losses, and a distribution of assets, after liabilities, of such Person.

(h)   “Cash Equivalents” means: (i) United States dollars, or money in other currencies received in the ordinary course of business; (ii) U.S. Government Obligations or certificates representing an ownership interest in U.S. Government Obligations with maturities not exceeding one year from the date of acquisition; (iii) (A) demand deposits, (B) time deposits and certificates of deposit with maturities of one year or less from the date of acquisition, (C) banker’s acceptances with maturities not exceeding one year from the date of acquisition, and (D) overnight bank deposits, in each case with any bank or trust company organized or licensed under the laws of the United States or any state thereof having capital, surplus and undivided profits in excess of $500 million whose short-term debt is rated “A-2” or higher by S&P or “P-2” or higher by Moody’s; (iv) repurchase obligations with a term of not more than seven (7) days for underlying securities of the type described in clauses (ii) and (iii) above entered into with any financial institution meeting the qualifications specified in clause (iii) above; (v) commercial paper rated at least P-1 by Moody’s or A-1 by S&P and maturing within six (6) months after the date of acquisition; and (vi) money market funds at least 95% of the assets of which consist of investments of the type described in clauses (i) through (v) above.

(i)   “Certificate of Designation” means this certificate of designation ~~for the Series A Preferred Stock~~, as such shall be amended from time to time.

(j)   “Change of Control” means (i) a sale of all or substantially all of the consolidated assets of the Company (including by way of any reorganization, merger, consolidation or other similar transaction or a sale of Equity Securities issued by Subsidiaries of the Company), (ii) a direct or indirect acquisition of Beneficial Ownership of Voting Power of the Company by any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) by means of any transaction or series of transactions (including any reorganization, merger, consolidation, joint venture, share transfer, share exchange, share issuance, reclassification or other similar transaction), pursuant to which the stockholders of the Company immediately preceding such transaction or transactions collectively own, following the consummation of such transaction or transactions, less than fifty percent (50%) of the Voting Power of the Company or other surviving entity (or parent thereof), as the case may be, (iii) the obtaining by any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) of the power (whether or not exercised), other than pursuant to a revocable proxy in favor of the Company’s proposed slate of directors in respect of an annual meeting or other meeting related to the election of directors, to elect a majority of the members of the Board or more than fifty percent (50% of the Voting Power of the Company; provided, that this clause (iii) will not trigger a Change of Control as a result of the HRG Affiliates or any person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) in which the HRG Affiliates own a majority of the voting power (the “HRG Change of Control Group”) obtaining Beneficial Ownership of more than fifty percent (50%) of the Voting Power of the Company if and only if the Public Float Hurdle is satisfied at all times during which the HRG Change of Control Group has the power to elect a majority of the Board or Beneficial Ownership of more than fifty percent (50%) of the Voting Power of the Company, or (iv) the first day on which a majority of the members of the Board are not Continuing Directors; provided, that, for the avoidance of doubt, change in the ownership of HRG (without the occurrence of the events listed in (i) through (iv) above) shall not constitute, in and of itself, a Change of Control.

(k)   “Common Stock” means the shares of common stock, par value $0.01 per share, of the Company or any other Capital Stock of the Company into which such Common Stock shall be reclassified or changed.

(l)   “Company Conversion Conditions” means the following: (i) the Thirty Day VWAP exceeds 150% of the then applicable Conversion Price; and (ii) the Daily VWAP exceeded 150% of the then applicable Conversion Price for at least twenty (20) Trading Days out of the thirty (30) Trading Days used to calculate the Thirty Day VWAP in clause (i) of this definition.

(m)   “Compensation Committee” means the compensation committee of the Board which shall consist solely of Independent Directors and, at all times that there is a Preferred Elected Director, not less than one Preferred Elected Director.

(n)   “Continuing Directors” means, as of any date of determination, (x) any member of the Board who (1) was a member of such Board on the Original Issue Date or (2) was nominated for election or elected to the Board by any HRG Affiliates, or with the approval of either the Holders or a majority of those members of the Board that were both “Continuing Directors” and Independent Directors at the time of such nomination or election or (y) any Preferred Elected Director.

(o)   “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”) with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

(p)   “Conversion Price” means initially $4.25, as adjusted from time to time as provided in SECTION 5.

(q)   “Convertible Securities” means securities by their terms convertible into or exchangeable for Common Stock or options, warrants or rights to purchase such convertible or exchangeable securities.

(r)   “Daily VWAP” means the volume-weighted average price per share of Common Stock (or per minimum denomination or unit size in the case of any security other than Common Stock) as displayed under the heading “Bloomberg VWAP” on the Bloomberg page for the “<equity> AQR” page corresponding to the “ticker” for such Common Stock or unit (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day

(or if such volume-weighted average price is unavailable, the market value of one share of such Common Stock (or per minimum denomination or unit size in the case of any security other than Common Stock) on such Trading Day. The “volume weighted average price” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

(s)   “January 2015 Purchasers” means the several “Purchasers” named in and party to the January 2015 Securities Purchase Agreement.

(t)   “January 2015 Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated January 5, 2015, by and among the Company and the January 2015 Purchasers, as amended, supplemented or modified in accordance with its terms.

(~~s~~u)   “Dividend Payment Date” means January 15, April 15, July 15 and October 15 of each year, commencing on July 15, 2014; provided that, if any such Dividend Payment Date would otherwise occur on a day that is not a Business Day, such Dividend Payment Date shall instead be the immediately succeeding Business Day.

(~~t~~v)   “Dividend Rate” means for any Dividend Period, 7.50% plus the applicable Accreting Dividend Rate for such Dividend Period.

(~~u~~w)   “Equity Securities” means, with respect to any Person, (i) shares of Capital Stock of, or other equity or voting interest in, such Person, (ii) any securities convertible into or exchangeable for shares of Capital Stock of, or other equity or voting interest in, such Person, (iii) options, warrants, rights or other commitments or agreements to acquire from such Person, or that obligates such Person to issue, any Capital Stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of Capital Stock of, or other equity or voting interest in, such Person, (iv) obligations of such Person to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment relating to any Capital Stock of, or other equity or voting interest (including any voting debt) in, such Person and (v) the Capital Stock of such Person.

(~~v~~x)   “Exchange” means the NASDAQ Global Market, the NASDAQ Global Select Market, The New York Stock Exchange, the NYSE MKT LLC or any of their respective successors.

(~~w~~y)   “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(~~x~~z)   “Excluded Stock” means: (i) shares of Common Stock issued by the Company in an event subject to, and for which the Conversion Price is subject to adjustment pursuant to, SECTION 5(~~f~~g)(i)(A); (ii) Option Securities or shares of Common Stock (including upon exercise of Option Securities) issued to Philip Falcone pursuant to the Option agreement (the “Falcone Option Agreement”) dated May 21, 2014, by and between Mr. Falcone and the Company (as in effect on the Original Issue Date) or otherwise to any director, officer or employee pursuant to compensation arrangements approved by the Compensation Committee of the Board in good faith and otherwise permitted to be issued, or not prohibited, by any other provision of this Certificate of Designation; (iii) the issuance of shares of Common Stock upon conversion of the Preferred Shares or upon the exercise or conversion of Option Securities and Convertible Securities of the Company outstanding on the Original Issue Date or otherwise permitted to be issued, or not prohibited, by any other provision of this Certificate of Designation (including, for the avoidance of doubt, pursuant to the Falcone Option Agreement (as in effect on the Original Issue Date)); (iv) Common Stock that becomes issuable in connection with, or as a result of, accretions to the face amount of, or payments in kind with respect to, Preferred Shares, Option Securities and Convertible Securities of the Company outstanding on the Original Issue Date or otherwise permitted to be issued, or not prohibited, by any other provision of this Certificate of Designation (including, for the avoidance of doubt, pursuant to the Falcone Option Agreement (as in effect on the Original Issue Date)~~);~~, (v) Common Stock that becomes issuable in connection with, or as a result of, accretions to the face amount of, or payments in kind with respect to, shares of Series A-1 Preferred Stock issued on the Second Issue Date and shares of Series A-2 Preferred Stock issued on the Third Issue Date; (vi) Option Securities (or Shares of Common Stock upon exercise of such Option Securities) issued to Robert M. Pons or Keith Hladek as referenced in the Company’s 8-K filed on May 23, 2014 and (vivii) shares of Common Stock issued by the Company pursuant to the May 2014 Securities Purchase Agreement.

(~~y~~aa)   “Ex-Date” means the first date on which the Common Stock trades on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question from the Company or, if applicable, from the seller of the Common Stock on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market.

(~~z~~bb)   “Fair Market Value” means: (i) in the case of any Security that is either (a) listed on an Exchange or (b) an Actively Traded Security in the over-the-counter-market that represents equity in a Person with a market capitalization of at least $250,000,000 on each Trading Day in the preceding 60 day period prior to such date, the product of (a) (i) the sum of the Daily VWAP of a single unit of such Security for each of the 20 consecutive Trading Days immediately prior to such date, divided by (ii) 20, multiplied by (b) the number of units of such Security being valued, (ii) in the case of any Security that is not so listed or not an Actively Traded Security or any other property or asset (other than Cash Equivalents), the fair market value thereof (defined as the price that would be negotiated in an arms’ length transaction for cash between a willing buyer and willing seller, neither of which is acting under compulsion), as determined by a written opinion of a nationally recognized investment banking, appraisal, accounting or valuation firm that is not an Affiliate of the Company and is selected by the Company in good faith (provided that the Requisite Holders may object in writing to any such determination of Fair Market Value by such valuation expert once every four (4) Testing Periods and if the Requisite Holders object in writing to any such determination of Fair Market Value by such valuation expert an alternative binding valuation shall be performed by a nationally recognized investment banking, appraisal, accounting or valuation firm that is not an Affiliate of the Company and is selected by the Company and the Requisite Holders jointly, or if the Company and such Requisite Holders cannot jointly select such an alternative valuation expert within ten (10) Business Days of the Requisite Holders delivering to the Company a written notice objecting to the initial valuation, by a nationally recognized investment banking, appraisal, accounting or valuation firm that is not an Affiliate of the Company and is selected by one such valuation expert proposed by the Company and a second such valuation expert proposed by the Requisite Holders (it being understood that the Company shall be solely responsible for the payment of all of the fees and expenses of such alternative valuation expert) and (iii) in the case of Cash Equivalents, the face value thereof; provided that with respect to any Security of the type referred to in clause (ii) above, in no event shall the Fair Market Value thereof exceed the Company’s cost basis in such Security (taking into account adjustments made in respect of follow-on capital contributions and other similar investments) plus fifty percent (50%) of any appreciation as determined pursuant to the valuation provisions set forth above.

(~~aa~~cc)   “Governmental Entity” shall mean any United States or non-United States federal, state or local government, or any agency, bureau, board, commission, department, tribunal or instrumentality thereof or any court, tribunal, or arbitral or judicial body.

(~~bb~~dd)   “hereof”; “herein” and “hereunder” and words of similar import refer to this Certificate of Designation as a whole and not merely to any particular clause, provision, section or subsection.

(~~cc~~ee)   “Holders” means the holders of outstanding Preferred Shares and, except where expressly otherwise indicated, shares of Series A-1 Preferred Stock and Series A-2 Preferred Stock as they appear in the records of the Company.

(~~dd~~ff)   “HRG Affiliates” means (a) Philip A. Falcone, (b) Harbinger Group, Inc. or any of its subsidiaries, (c) Harbinger Capital Partners LLC, Harbinger Capital Partners II LP or any limited partnership, limited liability company, corporation or other entity that controls, is controlled by, or is under common control with Harbinger Capital Partners LLC, Harbinger Capital Partners II LP or Philip A. Falcone.

(~~ee~~gg)   “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations promulgated thereunder.

(~~ff~~hh)   “Indebtedness” shall have the meaning set forth in the Loan Agreement (as in effect on the ~~date hereof~~Second Issue Date); provided, however, that Indebtedness shall not include:

(i)   Hedging obligations entered into in the ordinary course of business and not for speculative purposes or taking a “market view”;

(ii)   Indebtedness in respect of bid, performance or surety bonds issued in the ordinary course of business, including guarantees or obligations with respect to letters of credit supporting such bid, performance or surety obligations (in each case other than for an obligation for money borrowed and only so long as such bonds or letters of credit remain undrawn);

(iii)   Guarantees in respect of Indebtedness already taken into account for purposes hereof;

(iv)   Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within five Business Days of incurrence; ~~and~~

(v)   Indebtedness arising in connection with endorsement of instruments for deposit in the ordinary course of business~~.~~;

(vi)   Indebtedness for advances of trade accounts payable received in the ordinary course of business on normal trade terms and not overdue by more than 60 days;

(vii)   Indebtedness incurred from and after the Second Issue Date not in excess of $750,000, in the aggregate;

(viii)   Purchase Money Obligations (as defined in the Loan Agreement (as in effect on the Second Issue Date));

(ix)   interest and other fees and expenses accrued in the ordinary course on Indebtedness that is issued and outstanding on the Third Issue Date and any interest and other fees accrued on any refinancing of such Indebtedness (including reasonable premiums, fees and expenses incurred in connection with such refinancing) in accordance with SECTION 9(a); or

(x)   any Contingent Obligations (as defined in the Loan Agreement (as in effect on the Second Issue Date)) of the Company in respect of Indebtedness referred to in the foregoing clauses (i) through (ix).

(~~gg~~ii)   “Independent Director” means any director on the Board that is “independent” as defined in the applicable rules of the Exchange on which the Common Stock is listed (or if the Common Stock is not listed on an Exchange, as defined in NASDAQ Marketplace Rule 4200(a)(15)), and in all cases, other than any director that is employed by or an officer, director or manager of ~~a Harbinger~~an HRG Affiliate.

~~(hh)   “Initial Preferred Share Amount” means the number of Preferred Shares purchased by the Purchasers from the Company pursuant to the Securities Purchase Agreement on the Original Issue Date, as adjusted for any splits, combinations, reclassifications or similar adjustments.~~

(~~ii~~jj)   “Investment” means, with respect to any Person, (1) any direct or indirect advance, loan or other extension of credit to another Person, (2) any capital contribution to another Person, by means of any transfer of cash or other property or in any other form, (3) any purchase or acquisition of Equity Interests, bonds, notes or other Indebtedness, or other instruments or securities issued by another Person, including the receipt of any of the above as consideration for the disposition of assets or rendering of services, or (4) any Guarantee of any obligation of another Person.

~~(jj)   “Purchasers” means the several “Purchasers” named in and party to the Securities Purchase Agreement.~~

(kk)   “Issue Date” means, with respect to a Preferred Share, the date on which such share is first issued by the Company.

(ll)   “Liquidation Event” means (i) the voluntary or involuntary liquidation, dissolution or winding-up of the Company, (ii) the commencement by the Company of any case under applicable bankruptcy, insolvency or other similar laws now or hereafter in effect, including pursuant to Chapter 11 of the U.S. Bankruptcy Code, (iii) the consent to entry of an order for relief in an involuntary case under applicable bankruptcy, insolvency or other similar laws now or hereafter in effect, including pursuant to Chapter 11 of the U.S. Bankruptcy Code, and (iv) the consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or similar official of the Company, or any general assignment for the benefit of creditors.

(mm)   “Loan Agreement” means the Credit Agreement, dated as of ~~May 29~~September 22, 2014, among the Company, the Subsidiary Guarantors (as defined therein), the Lenders (as defined therein), ~~Jefferies LLC, as lead arranger, as book manager, as documentation agent for the Lenders and as syndication agent for the Lenders,~~ and Jefferies Finance LLC, as arranger, as book manager and as documentation agent, syndication agent and administrative agent for the Lenders and as collateral agent for the Secured Parties.

(nn)   “Market Disruption Event” means the occurrence or existence for more than one half hour period in the aggregate on any scheduled Trading Day for the Common Stock (or Reference Property, to the extent applicable) of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the applicable Exchange or otherwise) in the Common Stock (or Reference Property, to the extent applicable) or in any options, contracts or future contracts relating to the Common Stock (or Reference Property, to the extent applicable), and such suspension or limitation occurs or exists at any time before 4:00 p.m. (New York City time) on such day.

(oo)   “May 2014 Purchasers” means the several “Purchasers” named in and party to the May 2014 Securities Purchase Agreement.

(pp)   “May 2014 Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated May 29, 2014, by and among the Company and the May 2014 Purchasers, as amended, supplemented or modified in accordance with its terms.

(~~oo~~qq)   “NAV Escrow Adjustment” means the total amount of any escrow proceeds actually received by the Company with respect to the existing escrow amounts of: BID $19,500,000, NAT tax liability $4,800,000, NAT PTI Sale $3,000,000 and NAT indemnification $6,450,000.

(~~pp~~rr)   “Net Asset Value” means, without duplication, the amount, valued twice per annum at June 30 and December 31 of each fiscal year (each a “Testing Period”) beginning December 31, 2014, equal to (A) the sum of (1) the cash and Cash Equivalents of the Company plus (2) the Fair Market Value of all Securities (other than Cash Equivalents) owned by the Company, including Securities issued by Subsidiaries of the Company (after taking into account the Company’s ownership percentage therein, the impact on such Fair Market Value of the cash, Cash Equivalents, preferred liquidation preferences, liabilities and indebtedness of such entities and the relative rights, preferences and privileges of the Company’s Securities and the other outstanding securities issued by such entities), less (B) all Indebtedness and other liabilities of the Company determined in accordance with GAAP, including those related to the Company’s investments to the extent not taken into account in the calculation of the Fair Market Value of such investments under clause (A)(2) above; provided that for such purposes, (i) the derivative attributable to the conversion feature in any series of preferred stock will not be considered a liability and (ii) the Accrued Value (as well as any accrued Dividends not yet added to the Accrued Value) of the Preferred Shares and the preference amount (including the accrued value and all accrued but unpaid dividends thereon not included in the accrued value) of any other Senior Securities or Parity Securities will be considered ~~a liability~~Indebtedness of the Company; provided, further that, solely for purposes of determining the Debt/NAV Ratio, the Indebtedness of the Company, the Company’s wholly-owned and, after taking into account the Company’s ownership percentage therein, Non-Wholly Owned Subsidiaries (as well as the liquidation preference of any preferred security ranking senior to the Company’s investment) shall be taken into account for purposes of determining “Debt” (i.e., the numerator) but not taken into account (i.e., added back) for purposes of determining Net Asset Value (i.e., the denominator).

(~~qq~~ss)   “Non-Wholly Owned Subsidiary” means any Subsidiary of the Company other than any Wholly Owned Subsidiary.

(~~rr~~tt)   “Option Securities” means options, warrants or other rights to purchase or acquire Common Stock, as well as stock appreciation rights, phantom stock units and similar rights whose value is derived from the value of the Common Stock.

~~(ss)   “Original Issue Date” means Closing Date (as such term is defined in the Securities Purchase Agreement).~~

(~~tt~~uu)   “Organizational Documents” means, with respect to any Person (other than an individual), (a) the certificate or articles of incorporation or organization and any joint venture, limited liability company, operating or partnership agreement and other similar documents adopted or filed in connection with the creation, formation or organization of such Person and (b) all by-laws, voting agreements and similar documents, instruments or agreements relating to the organization or governance of such Person, in each case, as amended ~~or~~, supplemented or modified in accordance with its terms.

(vv)   “Original Issue Date” means May 29, 2014, the first issue date of Preferred Shares.

(~~uu~~ww)   “Original Issue Date NAV” means the Base Original Issue Date NAV, as may be increased from time to time by the NAV Escrow Adjustment.

(~~vv~~xx)   “Permitted Payment” means any of the following:

(i)   The repurchase, redemption or other acquisition of any shares of Common Stock or Junior Securities solely out of the net proceeds of the issuance of, or in exchange for the issuance of, Common Stock;

(ii)   Restricted Payments not otherwise permitted hereby in an aggregate amount not to exceed $750,000;

(iii)   (a) repurchase of Equity Securities deemed to occur upon the exercise of stock options or warrants or upon the conversion or exchange of Equity Securities if the Equity Securities represent all or a portion of the exercise price thereof (or related withholding taxes) and (b) Restricted Payments to allow the payment of cash in lieu of the issuance of fractional shares upon the exercise of options or warrants or upon the conversion or exchange of Equity Securities in an aggregate amount under this clause (b) not to exceed $25,000.

(~~ww~~yy)   “Permitted Related Party Transactions” means any of the following:

(i)   the payment, by the Company or a Subsidiary, of reasonable and customary regular fees and compensation to, and reasonable and customary indemnification arrangements and similar payments to or on behalf of, directors of the Company or directors of such Subsidiary, respectively, who are not employees of the Company or such Subsidiary, respectively, and qualify as Independent Directors;

(ii)   any Permitted Payments or any Restricted Payments if permitted under Section 4(b);

(iii)   transactions or payments, including the issuance of Equity Securities pursuant to any employee, officer or director compensation or benefit plans or arrangements by the Company or a Subsidiary existing on the ~~date hereof~~Third Issue Date and listed on the Disclosure Schedule to the January 2015 Securities Purchase Agreement, or approved by the Compensation Committee, by the Board of Directors (or any committee thereof) of such Subsidiary, after the ~~Original~~Third Issue Date, respectively;

(iv)   the issuance of common stock or junior Equity Securities of the Company or any Subsidiary via a rights offering or otherwise to all stockholders of the Company or such Subsidiary after the ~~Original~~Third Issue Date and to which the adjustment provision of SECTION 5(g) apply;

(v)   the entering into of any tax sharing agreement or arrangement or any other transactions with any Subsidiaries of the Company or among any Subsidiaries of the Company undertaken in good faith for the sole purpose of improving the tax efficiency of the Company and its Subsidiaries;

(vi)   the entering into of any information-sharing agreement or arrangement or any other transactions undertaken in good faith for the sole purpose of the preparation of financial statements and related financial information of the HRG Affiliates, the Company and its Subsidiaries.

(~~xx~~zz)   “Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government, any agency or political subdivisions thereof or other “Person” as contemplated by Section 13(d) of the Exchange Act.

~~(yy)   “Preferred Elected Director Condition” means that the Purchasers (and/or any of their Affiliates) own, in the aggregate, at least (A) fifteen percent (15%) of the outstanding Common Stock on an as converted basis (i.e. assuming conversion of the Series A Preferred Stock and including through the ownership of Preferred Shares or Common Stock) and (B) eighty percent (80%) of the aggregate number of Shares (as defined in the Securities Purchase Agreement) issued to the Purchasers on the Original Issue Date (determined on an as-converted to Common Stock basis).~~

(~~zz~~aaa)   “Preferred Director Number” means one (1); provided that (A) for so long as the Preferred Elected Director Condition continues to be satisfied, the percentage obtained by dividing the Preferred Director Number by the total number of directors on the Board shall be no more than 5% below such aggregate ownership percentage of the May 2014 Purchasers and their Affiliates and the September 2014 Purchasers and their Affiliates (e.g., if the May 2014 Purchasers and their Affiliates and the September 2014 Purchasers and their Affiliates own, in the aggregate, at least twenty percent (20%) of the outstanding Common Stock on an as converted basis (i.e. assuming conversion of the Preferred Shares and shares of Series ~~A~~A-1 Preferred Stock and including through the ownership of Preferred Shares, Series A-1 Preferred Stock or Common Stock but excluding through the ownership of Series A-2 Preferred Stock), the Preferred Director Number would be the lowest whole number that is equal to or in excess of 15% of the total number of directors on the Board) and (B) at any time following the occurrence and during the continuance of a Specified Breach Event, the Preferred Director Number shall be increased, if necessary, in order that the Preferred Director Number plus the number of Independent Directors on the Board shall equal more than 50% of the total number of directors on the Board.

(bbb)   “Preferred Elected Director Condition” means that the May 2014 Purchasers (and/or any of their Affiliates) and the September 2014 Purchasers (and/or any of their Affiliates) own, in the aggregate, at least (A) fifteen percent (15%) of the outstanding Common Stock on an as converted basis (i.e. assuming conversion of the Preferred Shares and shares of Series A-1 Preferred Stock and including through the ownership of Preferred Shares, Series A-1 Preferred Stock or Common Stock, but excluding through the ownership of Series A-2 Preferred Stock) and (B) eighty percent (80%) of the sum of (x) the aggregate number of Shares (as defined in the May 2014 Securities Purchase Agreement) issued to the May 2014 Purchasers on the Original Issue Date (determined on an as-converted to Common Stock basis) plus (y) the aggregate number of shares of Series A-1 Preferred Stock issued to the September 2014 Purchasers on the Second Issue Date (determined on an as-converted to Common Stock basis).

(~~aaa~~ccc)   “Preferred Shares” means the shares of Series A Preferred Stock but shall exclude, for the avoidance of doubt, shares of Series A-1 Preferred Stock and shares of Series A-2 Preferred Stock.

(~~bbb~~ddd)   “Public Float Hurdle” means, as of any relevant measurement date, that (i) the Common Stock is registered under the Exchange Act, (ii) the Common Stock is listed on an Exchange, (iii) the aggregate value of all outstanding Common Stock (based on the Thirty Day VWAP) is not less than $200,000,000 and (iv) the Public Market Capitalization is greater than 1.00x the aggregate value of the Common Stock issuable upon conversion of the Preferred Shares and any then outstanding Senior Securities or Parity Securities or “in-the-money” securities of the Company of the type described in clauses (ii) and (iii) of the definition of “Equity Securities” (calculated using the Thirty Day VWAP and the applicable conversion and exercise prices at such time).

(~~ccc~~eee)   “Public Market Capitalization” means, as of any relevant measurement date, all issued and outstanding shares of Common Stock, other than Common Stock being held or Beneficially Owned by (A) the HRG Affiliates, (B) the directors and executive officers of the Company or (C) any other Affiliate of the Company.

(~~ddd~~fff)   “Redemption Date” means the Maturity Date, any Optional Redemption Date or any Change of Control Payment Date, as applicable.

(~~eee~~ggg)   “Redemption Price” means with respect to each Preferred Share: (i) in connection with a redemption pursuant to SECTION 6(a), the Accrued Value plus all accrued and unpaid Dividends (to the extent not included in the Accrued Value, including, without limitation, accrued and unpaid Cash Dividends and accrued and unpaid Accreting Dividends for the then current Dividend Period), if any, on each Preferred Share to be redeemed, (ii) in connection with a redemption pursuant to SECTION 6(b), the sum of 150% of the Accrued Value plus all accrued and unpaid Dividends (to the extent not included in the Accrued Value, including, without limitation, accrued and unpaid Cash Dividends and accrued and unpaid Accreting Dividends for the then current Dividend Period), if any, on each Preferred Share to be redeemed (the “Standard Call Price”) (provided that if the Public Float Hurdle is not satisfied as of the Optional Redemption Date, the Redemption Price for such redemption pursuant to SECTION 6(b) shall equal the greater of (X) such Standard Call Price and (Y) the Thirty Day VWAP as of the date the Company gives the applicable notice of optional redemption under SECTION 6(b) multiplied by the number of shares of Common Stock into which the Preferred Share is convertible as of such date at the applicable Conversion Price) or (iii) in connection with a Change of Control, the Change of Control Payment Amount.

(~~fff~~hhh)   “Related Party Transaction” any transaction (or series of related transactions), arrangement or contract entered into, consummated, renewed, amended or extended between the Company or any Subsidiary of the Company, on the one hand, and any HRG Affiliate or other Affiliate of the Company (other than Subsidiaries of the Company), on the other hand, if such transaction, arrangement or contract involves payments or consideration in excess of $500,000 in the aggregate; provided that (i) the execution of a joinder to the Registration Rights Agreement (as defined in the January 2015 Securities Purchase Agreement) by HRG Affiliates, (ii) the agreement granting information and access rights to the Company by Schuff International, Inc. substantially in the form previously provided to the Holders or (iii) the agreement granting information and access rights to HRG Affiliates by the Company substantially in the form previously provided to the holders shall not constitute a “Related Party Transaction”.

(~~ggg~~iii)   “Requisite Holders” means Holders (other than the Company, its employees, its Subsidiaries or any ~~Harbinger~~HRG Affiliates) owning more than 75% of the Regular Liquidation Preference of the issued and outstanding Preferred Shares and shares of Series A-1 Preferred Stock and Series A-2 Preferred Stock, taken as a whole; provided that, for purposes of such calculation, the Preferred Shares and shares of Series A-1 Preferred Stock and Series A-2 Preferred Stock held by the Company, its employees, its Subsidiaries or any ~~Harbinger~~HRG Affiliate shall be treated as not outstanding.

(~~hhh~~jjj)   “Restricted Payment” means (A) any dividend, distribution or other payment in respect of the Common Stock or any other Junior Securities (other than dividends or distributions referred to in SECTIONS 5(g)(i)(A) and 5(g)(i)(B)) or Equity Securities of a Subsidiary or the repurchase, redemption or other acquisition of any shares of Common Stock or any other Junior Securities (or setting aside funds for such purposes) or Equity Securities of a Subsidiary or (B) any dividend, distribution or other payment in respect of Parity Securities or the repurchase, redemption or other acquisition of any Parity Securities (or setting aside funds for such purposes) unless such dividend, distribution, payment, repurchase, redemption or other acquisition is made on a pro rata basis among the Preferred Shares and the Parity Securities in proportion to the amounts to which they are entitled.

(kkk)   “Second Issue Date” means September 22, 2014, the first issue date of shares of Series A-1 Preferred Stock.

(~~iii~~lll)   “Securities” with respect to a Person means debt or equity securities issued by such Person or similar obligations of, or participations in, such Person.

(mmm)   “September 2014 Purchasers” means the several “Purchasers” named in and party to the September 2014 Securities Purchase Agreement.

(~~jjj~~nnn)   “September 2014 Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated ~~May 29~~September 22, 2014, by and among the Company and the September 2014 Purchasers, as amended, supplemented or modified in accordance with its terms.

(ooo)   “Series A Requisite Holders” means holders of Preferred Shares (other than the Company, its employees, its Subsidiaries or any HRG Affiliates) owning more than 75% of the Regular Liquidation Preference of the issued and outstanding Preferred Shares; provided that, for purposes of such calculation, the Preferred Shares held by the Company, its employees, its Subsidiaries or any HRG Affiliate shall be treated as not outstanding.

(ppp)   “Series A/A-1 Requisite Holders” means Holders (other than the Company, its employees, its Subsidiaries or any HRG Affiliates) owning more than 75% of the Regular Liquidation Preference of the issued and outstanding Preferred Shares and shares of Series A-1 Preferred Stock (but excluding shares of Series A-2 Preferred Stock), taken as a whole; provided that, for purposes of such calculation, the Preferred Shares and shares of Series A-1 Preferred Stock held by the Company, its employees, its Subsidiaries or any HRG Affiliate shall be treated as not outstanding.

(qqq)   “Series A-1 Preferred Stock” means the Series A-1 Convertible Participating Preferred Stock of the Company, par value $0.001 per share.

(rrr)   “Series A-2 Preferred Stock” means the Series A-2 Convertible Participating Preferred Stock of the Company, par value $0.001 per share.

(~~kkk~~sss)   “Specified Percentage” means, until the third (3rd) anniversary of the Original Issue Date, 150%, and 100% thereafter.

(~~lll~~ttt)   “Subsidiary” means with respect to any Person, any corporation, association or other business entity of which more than 50% of the outstanding Voting Stock is owned, directly or indirectly, by, or of which more than 50% of the economic value accrues to, or, in the case of a partnership, the sole general partner or the managing partner or the only general partners of which are, such Person and one or more Subsidiaries of such Person (or a combination thereof). Unless otherwise specified, “Subsidiary” means a Subsidiary of the Company.

(uuu)   “Third Issue Date” means January 5, 2015, the first issue date of shares of Series A-2 Preferred Stock.

(~~mmm~~vvv)   “Thirty Day VWAP” means, with respect to a security, the average of the Daily VWAP of such security for each day during a thirty (30) consecutive Trading Day period ending immediately prior to the date of determination. Unless otherwise specified, “Thirty Day VWAP” means the Thirty Day VWAP of the Common Stock.

(~~nnn~~www)   “Trading Day” means any day on which (i) there is no Market Disruption Event and (ii) the Exchange on which the Common Stock (or Reference Property, to the extent applicable) is listed and is open for trading or, if the Common Stock (or Reference Property, to the extent applicable) is not so listed, admitted for trading or quoted, any Business Day. A Trading Day only includes those days that have a scheduled closing time of 4:00 p.m. (New York City time) or the then standard closing time for regular trading on the relevant exchange or trading system.

~~(ooo)   “Transaction Agreements” shall have the meaning ascribed to such term in the Securities Purchase Agreement.~~

(~~ppp~~xxx)   “U.S. Government Obligations” means obligations issued or directly and fully guaranteed or insured by the United States of America or by any agent or instrumentality thereof, provided that the full faith and credit of the United States of America is pledged in support thereof.

(~~qqq~~yyy)   “Voting Power” means either (a) the power to elect, designate or nominate directors to the Board, or (b) vote (as Common Stock or together with Common Stock) on matters to be voted on or consented to by the Common Stock through the ownership of Voting Stock, by contract or otherwise.

(~~rrr~~zzz)   “Voting Stock” means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

(~~sss~~aaaa)   “Wholly Owned Subsidiary” means any Subsidiary of a Person of which such Person owns, either directly or indirectly, 100% of the commons stock or other common equity interests of such Subsidiary (excluding qualifying shares held by directors).

SECTION 11.   Miscellaneous. For purposes of this Certificate of Designation, the following provisions shall apply:

(a)   Share Certificates. If any certificates representing Preferred Shares shall be mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and in substitution for and upon cancellation of the mutilated certificate, or in lieu of and substitution for the lost, stolen or destroyed certificate, a new Preferred Share certificate of like tenor and representing an equivalent number of Preferred Shares, but only upon receipt of evidence of such loss, theft or destruction of such certificate and indemnity by the holder thereof, if requested, reasonably satisfactory to the Company.

(b)   Status of Cancelled Shares. Preferred Shares which have been converted, redeemed, repurchased or otherwise cancelled shall be retired and, following the filing of any certificate required by the DGCL, have the status of authorized and unissued shares of Preferred Stock, without designation as to series, until such shares are once more designated by the Board as part of a particular series of Preferred Stock of the Company.

(c)   Severability. If any right, preference or limitation of the Series A Preferred Stock set forth in this Certificate of Designation is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this Certificate of Designation which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

(d)   Remedies.

(i)   The Company acknowledges that the obligations imposed on it in this Certificate of Designation are special, unique and of an extraordinary character, and irreparable damages, for which money damages, even if available, would be an inadequate remedy, would occur in the event that the Company does not perform the provisions of this Certificate of Designation in accordance with its specified terms or otherwise breaches such provisions. The Holders of Preferred Stock shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Certificate of Designation and to seek to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled, at law or in equity, including without limitation money damages.

(e)   Renunciation under DGCL Section 122(17). Pursuant to Section 122(17) of the Delaware General Corporation Law, the Company renounces any interest or expectancy of the Company in, or being offered an opportunity to participate in, business opportunities that are presented to one or more of the Preferred Elected Directors, in each case other than any business opportunities that are presented to any such Preferred Elected Director solely in his or her capacity as a director of the Company.

(f)   Headings. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

(g)   Notices. All notices or communications in respect of Preferred Stock shall be in writing and shall be deemed delivered (a) one (1) Business Day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, (b) on the date of delivery if delivered personally, or (c) if by facsimile, upon written confirmation of receipt by facsimile. Notwithstanding the foregoing, if Preferred Stock is issued in book-entry form through The Depository Trust Company or any similar facility, such notices may be given to the beneficial holders of Preferred Stock in any manner permitted by such facility.

(h)   Other Rights. The shares of Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Certificate of Incorporation or as provided by applicable law and regulation.

(i)   Series A Requisite Holders; Requisite Holders. Notwithstanding anything to the contrary contained herein, any consent, waiver, vote, decision, election or action required or permitted to be taken hereunder by (i) the Holders of the Preferred Shares as a group (i.e., as opposed to by a specified Holder ~~or specified subset of Holders)) shall require the approval or action, as applicable, of the Series A Requisite Holders and (ii) the Holders of the Preferred Shares and shares of Series A-1 Preferred Stock and Series A-2 Preferred Stock as a group~~ shall require the approval or action, as applicable, of the Requisite Holders and, in each case, after such approval or action, shall be binding on all ~~of the~~such Holders.

~~[Rest of page intentionally left blank.]~~

~~IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be executed by a duly authorized officer of the Company as of May 29, 2014.~~

~~HC2 HOLDINGS, INC.~~

~~By:~~	~~/s/ Keith Hladek~~
	~~Name:~~	~~Keith Hladek~~
	~~Title:~~	~~Chief Operating Officer~~

~~[SIGNATURE PAGE TO CERTIFICATE OF DESIGNATION]~~

EXHIBIT D

AMENDED AND RESTATED CERTIFICATE OF DESIGNATION
OF
SERIES A-1 CONVERTIBLE PARTICIPATING PREFERRED STOCK
OF
HC2 HOLDINGS, INC.

The undersigned, ~~Mesfin Demise~~Keith M. Hladek, the Chief ~~Financial~~Operating Officer of HC2 Holdings, Inc. (including any successor in interest, the “Company”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify, in accordance with Sections 103, 141 and ~~151~~242 of the DGCL~~, that the following resolutions were duly adopted by its Board of Directors (the “Board”) on September 22, 2014~~ as follows:

~~WHEREAS, the~~A.   The Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), authorizes 20,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), issuable from time to time in one or more series;.

~~WHEREAS, the~~B.   The Certificate of Incorporation authorizes the Board of Directors (the “Board”) to provide by resolution for the issuance of the shares of Preferred Stock in one or more series, the number of shares in each series, the voting powers, if any, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof;.

~~WHEREAS, the~~C.   The Board ~~desires~~, pursuant to its authority as aforesaid, ~~to designate a new~~designated a series of Preferred Stock, par value $0.001 per share, as the Series A-1 Convertible Participating Preferred Stock, by resolution dated September 22, 2014.

D.   The Company, in accordance with Sections 103 and 151 of the DGCL, filed a certificate of designation on September 22, 2014 with the Secretary of State of the State of Delaware to set the number of shares constituting ~~such series~~the Series A-1 Convertible Participating Preferred Stock, and the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof (in effect as of the date hereof, the “Certificate of Designation”).

~~NOW, THEREFORE, BE IT RESOLVED, that the Board hereby designates a new series of Preferred Stock, consisting of the number of shares set forth herein, with the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions relating to such series as follows:~~

E.   10,000 shares of the Company’s Series A-1 Convertible Participating Preferred Stock are issued and outstanding as of the date hereof.

F.   This Amended and Restated Certificate of Designation of Series A-1 Convertible Participating Preferred Stock has been duly adopted and approved by the Board in accordance with the provisions of Sections 141 and 242 of the DGCL.

G.   This Amended and Restated Certificate of Designation of Series A-1 Convertible Participating Preferred Stock has been duly adopted and approved by the Requisite Holders (under and as defined in the Certificate of Designation) and the Series A-1 Requisite Holders (under and as defined in the Certificate of Designation).

H.   This Amended and Restated Certificate of Designation of Series A-1 Convertible Participating Preferred Stock has been duly adopted and approved by the stockholders of the Company in accordance with the provisions of Sections 228 and 242 of the DGCL.

I.   The text of the Certificate of Designation is hereby amended and restated to read as set forth herein in full:

SECTION 1.   Number; Designation; Rank.

(a)   This series of convertible participating preferred stock is designated as the “Series A-1 Convertible Participating Preferred Stock” (the “Series A-1 Preferred Stock”). The number of shares constituting the Series A-1 Preferred Stock is 11,000 shares, par value $0.001 per share.

(b)   The Series A-1 Preferred Stock ranks, with respect to the payment of dividends, redemption payments, rights (including as to the distribution of assets) upon liquidation, dissolution or winding-up of the Company or otherwise:

(i)   senior in preference and priority to the Common Stock and each other class or series of Capital Stock of the Company, except for (x) any class or series of Capital Stock hereafter issued in compliance with the terms hereof and the terms of which expressly provide that it will rank senior to or on parity, without preference or priority, with the Series A-1 Preferred Stock with respect to the payment of dividends, redemption payments, rights (including as to the distribution of assets) upon liquidation, dissolution or winding-up of the Company, or otherwise (collectively with the Common Stock, the “Junior Securities”) ~~and~~, (y) the shares of Series A Preferred Stock and (z) the shares of Series A-2 Preferred Stock;

(ii)   on parity, without preference and priority, with the Series A Preferred Stock, the Series A-2 Preferred Stock and each other class or series of Capital Stock of the Company hereafter issued in compliance with the terms hereof and the terms of which expressly provide that it will rank on parity, without preference or priority, with the Series A-1 Preferred Stock with respect to the payment of dividends, redemption payments, rights (including as to the distribution of assets) upon liquidation, dissolution or winding-up of the Company, or otherwise (collectively, the “Parity Securities”); and

(iii)   junior in preference and priority to each other class or series of Preferred Stock or any other Capital Stock of the Company hereafter issued in compliance with the terms hereof and the terms of which expressly provide that it will rank senior in preference or priority to the Series A-1 Preferred Stock with respect to the payment of dividends, redemption payments, rights (including as to the distribution of assets) upon liquidation, dissolution or winding-up of the Company or otherwise (collectively, “Senior Securities”).

SECTION 2.   Dividends.

(a)   Cash Dividends. Holders shall be entitled to receive, out of funds legally available for the payment of dividends to the Company’s stockholders under Delaware law, on each Preferred Share, cumulative cash dividends which accrue daily at a per annum rate of 7.50% on the Accrued Value of such Preferred Share (“Cash Dividends”). Such Cash Dividends shall begin to accrue and be cumulative from the Issue Date. Cash Dividends shall be payable quarterly with respect to each Dividend Period in arrears on the first Dividend Payment Date after such Dividend Period. If and to the extent that the Company does not for any reason (including because there are insufficient funds legally available for the payment of dividends) pay the entire Cash Dividend payable for a particular Dividend Period in cash on the applicable Dividend Payment Date for such period (whether or not there are funds of the Company legally available for the payment of dividends to the Company’s stockholders under Delaware law or such dividends are declared by the Board), during the period in which such Cash Dividend remains unpaid, an additional accreting dividend (the “Cash Accretion Dividends”) shall accrue and be payable at an annual rate equal to the Dividend Rate on the amount of the unpaid Cash Dividend through the daily addition of such Cash Accretion Dividends to the Accrued Value (whether or not such Cash Accretion Dividends are declared by the Board and whether or not there are funds legally available for the payment of dividends to the Company’s stockholders under Delaware law).

(b)   Accreting Dividends. In addition to the Cash Dividend, for each Dividend Period beginning on or after the Issue Date, the Holders shall be entitled to receive on each Preferred Share additional dividends at the per annum rates set forth in this SECTION 2(b) (the “Basic Accreting Dividends” and, together with the Cash Accretion Dividends, the Participating Accretion Dividends and the In-Kind Participating Dividends, the “Accreting Dividends”; the Accreting Dividends, together with the Cash Dividend and the Participating Dividends, the “Dividends”). Basic Accreting Dividends shall accrue and be cumulative from the Issue Date. Basic Accreting Dividends shall be payable quarterly with respect to each Dividend Period in arrears on the first Dividend Payment Date after such Dividend Period by the addition of such amount to the Accrued Value, whether or not declared by the Board and whether or not there are funds legally available for the payment of dividends to the Company’s stockholders under Delaware law. Such Basic Accreting Dividend for any Dividend Period shall be at a per annum rate (the “Accreting Dividend Rate”) determined as follows:

(i)   If Net Asset Value as of the last day of any Dividend Period is less than 120% of Original Issue Date NAV, a per annum rate of 4.00% of the Accrued Value for the next succeeding Dividend Period;

(ii)   If Net Asset Value as of the last day of any Dividend Period is equal to or greater than 120% and less than or equal to 140% of Original Issue Date NAV, a per annum rate of 2.00% of the Accrued Value for the next succeeding Dividend Period; and

(iii)   If Net Asset Value as of the last day of any Dividend Period is greater than 140% of Original Issue Date NAV, no additional per annum rate for the next succeeding Dividend Period; provided, however, that ~~(1) the Accreting Dividend Rate with respect to the period from the Original Issue Date through June 30, 2014 shall be 4.00% of the Accrued Value and (2)~~ notwithstanding anything to the contrary contained herein, the Accreting Dividend Rate shall be 7.25% of the Accrued Value during any portion of any Dividend Period during which any of the following is true: (w) the Daily VWAP for the immediately preceding trading day was less than $1.00 (as adjusted for stock splits, stock dividends, stock combinations and similar events), (x) the Common Stock is not registered under Section 12(b) of the Exchange Act, (y) the Common Stock is not listed on an Exchange or (z) the Company is delinquent in the payment of any Cash Dividends; provided, that the Company’s failure to comply with requirements (y) and (z) above will not trigger the increased Accreting Dividend Rate during the first year after the Original Issue Date.

(c)   Participating Cash Dividends. If the Company declares, makes or pays any cash dividend or distribution in respect of the Common Stock (a “Common Dividend”), each Holder shall receive a dividend (in addition to the Dividends provided for by SECTION 2(a) and SECTION 2(b)) in respect of each Preferred Share held thereby, in an amount equal to the product of (x) the amount of such Common Dividend paid per share of Common Stock, multiplied by (y) the number of shares of Common Stock issuable if such Preferred Share had been converted into shares of Common Stock immediately prior to the record date for such Common Dividend (such amount per share of Preferred Stock, the “Participating Cash Dividend”). Participating Cash Dividends shall be payable to Holders on the record date for such Common Dividend at the same time and in the same manner as the Common Dividend triggering such Participating Cash Dividend is paid. If and to the extent that the Company does not for any reason pay the entire Participating Cash Dividend when the Common Dividend is paid to the holders of Common Stock, during the period in which such Participating Cash Dividend remains unpaid, an additional accreting dividend (the “Participating Accretion Dividends”) shall accrue and be payable at an annual rate equal to the Dividend Rate on the amount of the unpaid Participating Cash Dividend through the daily addition of such Participating Accretion Dividends to the Accrued Value (whether or not such Participating Accretion Dividends are declared by the Board and whether or not there are funds legally available for the payment of dividends to the Company’s stockholders under Delaware law).

(d)   In-Kind Participating Dividends. If the Company distributes shares of its Capital Stock, evidences of its indebtedness or other assets, securities or property, in respect of the Common Stock (an “In-Kind Common Dividend”), including without limitation any spin-off of one or more subsidiaries or businesses of the Company but excluding: (I) dividends or distributions referred to in SECTIONS 5(g)(i)(A) and 5(g)(i)(B); and (II) cash dividends with respect to which Holders are entitled to Participating Cash Dividends, then the Holders shall receive in such distribution or other transaction, at the same time and in the same manner as holders of Common Stock, the same type and amount of consideration (the “In-Kind Participating Dividend” and, collectively with the Participating Cash Dividend, the “Participating Dividends”) as Holders would have received if, immediately prior to the record date of such In-Kind Common Dividend, they had held the number of shares of Common Stock issuable upon conversion of the Preferred Shares. To the extent that the Company establishes or adopts a stockholder rights plan or agreement (i.e., a “poison pill”), the Company shall ensure that the Holders will receive, as an In-Kind Participating Dividend, rights under the stockholder rights plan or agreement with respect to any shares of Common Stock that at the time of such distribution would be issuable upon conversion of the Preferred Shares. If and to the extent that the Company does not for any reason pay the entire In-Kind Participating Dividend when the In-Kind Common Dividend is paid to the holders of Common Stock, during the period in which such In-Kind Participating Dividend remains unpaid, an additional accreting dividend (the “In-Kind Accretion Dividends”) shall accrue and be payable at an annual rate equal to the Dividend Rate on the amount of the unpaid In-Kind Participating Dividend through the daily addition of such In-Kind Accretion Dividends to the Accrued Value (whether or not such In-Kind Accretion Dividends are declared by the Board and whether or not there are funds legally available for the payment of dividends to the Company’s stockholders under Delaware law).

(e)   Dividends (other than Participating Dividends) payable on the Series A-1 Preferred Stock in respect of any Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of Dividends (other than Participating Dividends) payable on the Series A-1 Preferred Stock on any date prior to the end of a Dividend Period, and for the initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.

(f)   Cash Dividends and Accreting Dividends that are payable on Series A-1 Preferred Stock on any Dividend Payment Date will be payable to Holders of record on the applicable record date, which shall be the fifteenth (15th) calendar day before the applicable Dividend Payment Date, or, with respect to any Cash Dividends not paid on the scheduled Dividend Payment Date therefor, such record date fixed by the Board (or a duly authorized committee of the Board) that is not more than sixty (60) nor less than ten (10) days prior to such date on which such accrued and unpaid Cash Dividends are to be paid (each such record date, a “Dividend Record Date”). Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day.

(g)   The quarterly dividend periods with respect to Cash Dividends and Accreting Dividends shall commence on and include January 1, April 1, July 1 and October 1 (other than the initial Dividend Period, which shall commence on and include the Issue Date) and shall end on and include the last calendar day of the calendar quarter ending March 31, June 30, September 30 and December 31 preceding the next Dividend Payment Date (a “Dividend Period”).

SECTION 3.   Liquidation Preference.

(a)   Upon any Liquidation Event, each Preferred Share entitles the Holder thereof to receive and to be paid out of the assets of the Company legally available for distribution to the Company’s stockholders, before any distribution or payment may be made to a holder of any Junior Securities, an amount in cash per share equal to the greater of: (i) the sum of (A) the Specified Percentage of the Accrued Value, plus (B) all accrued and unpaid Dividends (including, without limitation, accrued and unpaid Cash Dividends and accrued and unpaid Accreting Dividends for the then current Dividend Period), if any, on such share to the extent not included in the Accrued Value (such sum, after the Specified Percentage multiplier and as adjusted, the “Regular Liquidation Preference”) and (ii) an amount equal to the amount the Holder of such share would have received upon such Liquidation Event had such Holder converted such Preferred Share into Common Stock (or Reference Property, to the extent applicable) immediately prior thereto (such greater amount, the “Liquidation Preference”).

(b)   If upon any such Liquidation Event, the assets of the Company legally available for distribution to the Company’s stockholders are insufficient to pay the Holders the full Liquidation Preference and the holders of all Parity Securities the full liquidation preferences to which they are entitled, the Holders and the holders of such Parity Securities will share ratably in any such distribution of the assets of the Company in proportion to the full respective amounts to which they are entitled.

(c)   After payment to the Holders of the full Liquidation Preference to which they are entitled, the Holders as such will have no right or claim to any of the assets of the Company.

(d)   The value of any property not consisting of cash that is distributed by the Company to the Holders will equal the Fair Market Value thereof on the date of distribution.

(e)   No holder of Junior Securities shall receive any cash upon a Liquidation Event unless the entire Liquidation Preference in respect of the Preferred Shares has been paid in cash. To the extent that there is insufficient cash available to pay the entire Liquidation Preference in respect of the Preferred Shares and any liquidation preference in respect of Parity Securities in full in cash upon a Liquidation Event, the Holders and the holders of such Parity Securities will share ratably in any cash available for distribution in proportion to the full respective amounts to which they are entitled upon such Liquidation Event.

SECTION 4.   As-Converted Voting Rights; Certain Consent Rights.

(a)   The Holders are entitled to vote on all matters on which the holders of shares of Common Stock are entitled to vote and, except as otherwise provided herein (including under SECTION 7 below) or by law, the Holders shall vote together with the holders of shares of Common Stock as a single class. As of any record date or other determination date, each Holder shall be entitled to the number of votes such Holder would have had if all Preferred Shares held by such Holder on such date had been converted into shares of Common Stock immediately prior thereto, except that, in the event that any Holder would be required to file any Notification and Report Form pursuant to the HSR Act as a result of the receipt of any Accreting Dividends by such Holder, the voting rights of such Holder pursuant to this Section 4(a) shall not be increased as a result of such Holder’s receipt of such Accreting Dividends unless and until such Holder and the Company shall have made their respective filings under the HSR Act and the applicable waiting period shall have expired or been terminated in connection with such filings. The Company shall make all required filings and reasonably cooperate with and assist such Holder in connection with the making of such filing and obtaining the expiration or termination of such waiting period and shall be reimbursed by such Holder for any reasonable and documented out-of-pocket costs incurred by the Company in connection with such filings and cooperation.

(b)   In addition to the voting rights provided for by SECTION 4(a) and SECTION 7 and any voting rights to which the Holders may be entitled to under law, for so long as any Preferred Shares ~~or~~, shares of Series A Preferred Stock or shares of Series A-2 Preferred Stock are outstanding, the Company may not, directly or indirectly, take any of the following actions (including by means of merger, consolidation, reorganization, recapitalization or otherwise) without the prior written consent of the Requisite Holders:

(i)   amend the Certificate of Incorporation (excluding for this purpose this Certificate of Designation) or the By-Laws of the Company (including by means of merger, consolidation, reorganization, recapitalization or otherwise), in each case, in a manner adverse to the Holders;

(ii)   authorize, create or issue any (x) Senior Securities or any debt securities convertible into or exchangeable for Equity Securities; (y) ~~except as permitted under and in compliance with SECTION 9(b) and otherwise by this Certificate of Designation,~~ Parity Securities or (z) any voting securities providing the holders thereof voting or board designation or appointment rights that are disproportionate to such holders’ fully diluted ownership of the Common Stock;

(iii)   (a) authorize or effect the commencement by the Company of any case under applicable bankruptcy, insolvency or other similar laws now or hereafter in effect, including pursuant to Chapter 11 of the U.S. Bankruptcy Code, (b) consent to entry of an order for relief in an involuntary case under applicable bankruptcy, insolvency or other similar laws now or hereafter in effect, including pursuant to Chapter 11 of the U.S. Bankruptcy Code, or (c) consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or similar official of the Company, or any general assignment for the benefit of creditors;

(iv)   incur, or permit any Subsidiary to incur, any Indebtedness not otherwise permitted by the terms of SECTION 9(a);

(v)   enter into, consummate, adopt, approve, establish or amend any Related Party Transaction (including any agreements or arrangements with HRG Affiliates relating to corporate opportunities and including all amendments, waivers and consents relating to any agreements and arrangements subject to this clause (vi)) (other than a Permitted Related Party Transaction, in either case, that has not been approved by a committee of the Board consisting solely of Independent Directors and, at all times that there is a Preferred Elected Director, not less than one Preferred Elected Director;

(vi)   make, or permit any of its Subsidiaries to make, any Restricted Payments other than (A) the purchase of Equity Securities held by officers, directors, employees, consultants or independent contractors or former officers, directors, employees, consultants or independent contractors (or their estates or beneficiaries under their estates), upon death, disability, retirement, severance or other termination of employment provided that the aggregate cash consideration paid therefor in any twelve-month period after the Original Issue Date does not exceed an aggregate amount of (I) $250,000 with respect to the Company and its Wholly Owned Subsidiaries, taken together, and (II) $250,000 with respect to any Non-Wholly Owned Subsidiary of the Company, taken together with all Wholly Owned Subsidiaries of such Non-Wholly Owned Subsidiary, (B) dividends and distributions by Non-Wholly owned Subsidiaries made in accordance with the Organizational Documents of such Non-Wholly Owned Subsidiaries, (C) dividends and distributions to the Company or its Wholly Owned Subsidiaries and (D) Permitted Payments;

(vii)   create a new Subsidiary of the Company not in existence on the ~~Original~~Third Issue Date for the primary purpose of issuing Equity Securities of such Subsidiary or incurring Debt the proceeds of which will, directly or indirectly, be used to make dividends or other distributions or payments of cash to holders of the Company’s Capital Stock other than the Holders; provided, that for the avoidance of doubt, the foregoing shall not prohibit dividends or other distributions to the Company;

(viii)   effect any voluntary deregistration under the Exchange Act or voluntary delisting with any Exchange in respect to the Common Stock other than in connection with a Change of Control transaction pursuant to which the Company satisfies in full (in cash with respect to payment obligations) all of its obligations under SECTION 6(c); or

(ix)   agree to do, directly or indirectly, any of the foregoing actions set forth in clauses (i) through (viii), unless such agreement expressly provides that the Company’s obligation to undertake any of the foregoing is subject to the prior approval of the Requisite Holders.

(c)   In addition to the voting rights provided for by SECTION 4(a), SECTION 4(b) and SECTION 7 and any voting rights to which the Holders may be entitled to under law, for so long as any Preferred Shares are outstanding, the Company may not, directly or indirectly, take any of the following actions (including by means of merger, consolidation, reorganization, recapitalization or otherwise) without the prior written consent of the Series A-1 Requisite Holders:

(i)   amend, repeal, alter or add, delete or otherwise change the powers, preferences, rights or privileges of the Series A-1 Preferred Stock;

(ii)   authorize or issue any shares of Series A-1 Preferred Stock other than to the September 2014 Purchasers pursuant to SECTION 2 of the September 2014 Securities Purchase Agreement, or effect any stock split or combination, reclassification or similar event with respect to the Series A-1 Preferred Stock;

(iii)   incur, or permit any Subsidiary to incur, any Indebtedness not otherwise issued in compliance with the participation rights contained in SECTION 5.4 of the September 2014 Securities Purchase Agreement; or

(iv)   agree to do, directly or indirectly, any of the foregoing actions set forth in clauses (i) through (iii), unless such agreement expressly provides that the Company’s obligation to undertake any of the foregoing is subject to the prior approval of the Series A-1 Requisite Holders.

(d)   Notwithstanding anything to the contrary contained in this SECTION 4, the Company may not, directly or indirectly, take any action otherwise approved pursuant to Section 4(b) if such action would have a materially adverse and disproportionate effect on the powers, preferences, rights, limitations, qualifications and restrictions or privileges of any Holder with respect to any shares of Series A-1 Preferred Stock held by any Holder, without the prior approval of such Holder.

(e)   Written Consent. Any action as to which a class vote of the holders of Preferred Stock, or the holders of Preferred Stock and Common Stock voting together, is required pursuant to the terms of this Certificate of Designation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Company.

SECTION 5.   Conversion. Each Preferred Share is convertible into shares of Common Stock (or Reference Property, to the extent applicable) as provided in this SECTION 5.

(a)   Conversion at the Option of Holders of Series A-1 Preferred Stock. Subject to SECTION 5(b) hereof, each Holder is entitled to convert, at any time and from time to time, at the option and election of such Holder, any or all outstanding Preferred Shares held by such Holder and receive therefor the property described in SECTION 5(d) upon such conversion. In order to convert Preferred Shares into shares of Common Stock (or Reference Property, to the extent applicable), the Holder must surrender the certificates representing such Preferred Shares at the office of the Company’s transfer agent for the Series A-1 Preferred Stock (or at the principal office of the Company, if the Company serves as its own transfer agent), together with (x) written notice that such Holder elects to convert all or part of the Preferred Shares represented by such certificates as specified therein, (y) a written instrument or instructions of transfer or other documents and endorsements reasonably acceptable to the transfer agent or the Company, as applicable (if reasonably required by the transfer agent or the Company, as applicable), and (z) funds for any stock transfer, documentary, stamp or similar taxes, if payable by the Holder pursuant to SECTION 5(f)(i). Except as provided in SECTION 5(b) and in SECTION 5(c), the date the transfer agent or the Company, as applicable, receives such certificates, together with such notice and any other documents and amounts required to be paid by the Holder pursuant to this SECTION 5, will be the date of conversion (the “Conversion Date”).

(b)   Conversion at the Option of the Company. Beginning on the third (3rd) anniversary of the Original Issue Date, the Company shall have the right, at its option, to cause all shares of Series A-1 Preferred Stock to be automatically converted (without any further action by the Holder and whether or not the certificates representing the Preferred Shares are surrendered), in whole but not in part, into the property described in SECTION 5(d) within five (5) Business Days of any day (the “Forced Conversion Trigger Date”) on which all of the Company Conversion Conditions are satisfied from time to time. The Company may exercise its option under this SECTION 5(b) by providing the Holders with a written notice, which notice shall specify that the Company is exercising the option contemplated by this SECTION 5(b), the Forced Conversion Trigger Date and the Conversion Date on which the conversion shall occur (which Conversion Date shall be not less than ten (10) Business Days following the date such notice is provided to the Holders); provided that, once delivered, such notice shall be irrevocable, unless the Company obtains the written consent of the Series A-1 Requisite Holders. For the avoidance of doubt, (x) the Holders shall continue to have the right to convert their Preferred Shares pursuant to SECTION 5(a) until and through the Conversion Date contemplated in this SECTION 5(b) and (y) if any Preferred Shares are converted pursuant to SECTION 5(a), such Preferred Shares shall no longer be converted pursuant to this SECTION 5(b) and the Company’s notice delivered to the Holders pursuant to this SECTION 5(b) shall automatically terminate with respect to such Preferred Shares. Notwithstanding the foregoing, any notice delivered by the Company under this SECTION 5(b) in accordance with SECTION 11(g) shall be conclusively presumed to have been duly given at the time set forth therein, whether or not such Holder of Preferred Shares actually receives such notice, and neither the failure of a Holder to actually receive such notice given as aforesaid nor any immaterial defect in such notice shall affect the validity of the proceedings for the conversion of the Preferred Shares as set forth in this SECTION 5(b). The Company shall issue a press release for publication on the Dow Jones News Service or Bloomberg Business News (or if either such service is not available, another broadly disseminated news or press release service selected by the Company) prior to the opening of business on the first Business Day following any date on which the Company provides notice to Holders pursuant to this SECTION 5(b) announcing the Company’s election to convert Preferred Shares pursuant to this SECTION 5(b).

(c)   Automatic Conversion on Maturity Date. In the event that any Holder has not elected to have its Preferred Shares redeemed by the Company on the Maturity Date (as defined herein) pursuant to SECTION 6(a), then such Holder’s Preferred Shares shall be automatically converted (without any further action by the Holder and whether or not the certificates representing the Preferred Shares are surrendered), in whole and not in part, into the property described in SECTION 5(d), effective as of the Maturity Date, which shall be deemed to be the “Conversion Date” for purposes of this SECTION 5(c). As promptly as practicable (but in no event more than five (5) Business Days) following the Maturity Date, the Company shall deliver a notice to any Holder whose Preferred Shares have been converted by the Company pursuant to this SECTION 5(c), informing such Holder of the number of shares of Common Stock into which such Preferred Shares have been converted, together with certificates evidencing such shares of Common Stock. Notwithstanding the foregoing, any notice delivered by the Company in compliance with this SECTION 5(c) shall be conclusively presumed to have been duly given, whether or not such Holder of Preferred Shares actually receives such notice, and neither the failure of a Holder to actually receive such notice given as aforesaid nor any immaterial defect in such notice shall affect the validity of the proceedings for the conversion of the Preferred Shares as set forth in this SECTION 5(c). The Company shall issue a press release for publication on the Dow Jones News Service or Bloomberg Business News (or if either such service is not available, another broadly disseminated news or press release service selected by the Company) prior to the opening of business on the first Business Day following the Maturity Date announcing the aggregate number of Preferred Shares being converted pursuant to this SECTION 5(c) and the number of shares of Common Stock issuable in connection therewith, as well as the aggregate number of Preferred Shares redeemed on the Maturity Date and the purchase price paid by the Company therefor.

(d)   Amounts Received Upon Conversion. Upon a conversion of Preferred Shares pursuant to SECTION 5(a), (b) or (c), the Holder of such converted Preferred Shares shall receive in respect of each Preferred Share:

(i)   a number of shares of Common Stock (or Reference Property, to the extent applicable) equal to the amount (the “Conversion Amount”) determined by dividing (A) the Accrued Value for the Preferred Share to be converted by (B) the Conversion Price in effect at the time of conversion; provided that, notwithstanding the foregoing, if the Company has elected to convert all Preferred Shares pursuant to SECTION 5(b) and the Public Float Hurdle is not met on the Forced Conversion Trigger Date, then each Holder may elect, by delivery of a notice to the Company no later than the close of business on the Business Day immediately prior to the Conversion Date, to receive, in lieu of Common Stock (or Reference Property, to the extent applicable), cash equal to the Conversion Amount multiplied by the Thirty Day VWAP as of the close of business on the Business Day immediately preceding the Conversion Date, which cash amount shall be delivered to the electing Holders within forty-five (45) calendar days of the date that the last Holder electing to receive cash pursuant to this SECTION 5(d)(i) has provided the Company with notice thereof;

(ii)   cash in an amount equal to the amount of any accrued but unpaid Cash Dividends and Participating Cash Dividends (to the extent not included in the Accrued Value) on the Preferred Shares being converted; provided that, to the extent the Company is prohibited by law or by contract from paying such amount, then the Company shall provide written notice to the applicable Holder of such inability to pay, and at the written election of the Holder (which written election shall be delivered to the Company within five (5) Business Days of receipt of such written notice from the Company), the Company shall either pay such amount as soon as payment is no longer so prohibited or issue Common Stock (or Reference Property, to the extent applicable) in the manner specified in SECTION 5(d)(i) as if the amount of such accrued but unpaid Cash Dividends and Participating Cash Dividends were added to the Accrued Value (it being understood that any such Cash Dividends that are not timely paid upon conversion as a result of this proviso will be deemed to be overdue and delinquent for purposes of calculating Cash Accretion Dividends pursuant to SECTION 2(a) hereunder until paid in full in cash);

(iii)   a number of shares of Common Stock (or Reference Property, to the extent applicable) equal to the amount determined by dividing (A) the amount of any accrued but unpaid Accreting Dividends (to the extent not included in the Accrued Value) on the Preferred Shares being converted by (B) the Conversion Price in effect at the time of Conversion; and

(iv)   any accrued and unpaid In-Kind Participating Dividends.

Notwithstanding the foregoing, in the event any Holder would be required to file any Notification and Report Form pursuant to the HSR Act as a result of the conversion of any Preferred Shares into the property described above in this Section 5(d), at the option of such Holder upon written notice to the Company, the effectiveness of such conversion shall be delayed (only to the extent necessary to avoid a violation of the HSR Act), until such Holder shall have made such filing under the HSR Act and the applicable waiting period shall have expired or been terminated; provided, however, that in such circumstances such Holder shall use commercially reasonable efforts to make such filing and obtain the expiration or termination of such waiting period as promptly as reasonably practical and the Company shall make all required filings and reasonably cooperate with and assist such Holder in connection with the making of such filing and obtaining the expiration or termination of such waiting period and shall be reimbursed by such Holder for any reasonable and documented out-of-pocket costs incurred by the Company in connection with such filings and cooperation. Notwithstanding the foregoing, if the conversion of any Preferred Share is delayed pursuant to the preceding sentence at (x) a time when the Company desires to exercise its right to convert shares of Series A-1 Preferred Stock pursuant to SECTION 5(b) or (y) the Maturity Date in connection with the automatic conversion of the shares of Series A-1 Preferred Stock pursuant to SECTION 5(c), from and after the date of the conversions contemplated by SECTIONS 5(b) or 5(c), as applicable, such Preferred Share not then converted shall have no rights, powers, preferences or privileges other than the rights provided by this paragraph and the right to (i) convert into Common Stock if and when such Holder shall have made such filing under the HSR Act and the waiting period in connection with such filing under the HSR Act shall have expired or been terminated and (ii) receive dividends and distributions pursuant to SECTIONS 2(c) and 2(d).

(e)   Fractional Shares. No fractional shares of Common Stock (or fractional shares in respect of Reference Property, to the extent applicable) will be issued upon conversion of the Series A-1 Preferred Stock. In lieu of fractional shares, the Company shall pay cash in respect of each fractional share equal to such fractional amount multiplied by the Thirty Day VWAP as of the closing of business on the Business Day immediately preceding the Conversion Date (or the Fair Market Value thereof in respect of any Reference Property). If more than one Preferred Share is being converted at one time by the same Holder, then the number of full shares issuable upon conversion will be calculated on the basis of the aggregate number of Preferred Shares converted by such Holder at such time.

(f)   Mechanics of Conversion.

(i)   As soon as reasonably practicable after the Conversion Date (and in any event within four (4) Business Days after such date), the Company shall issue and deliver to the applicable Holder one or more certificates for the number of shares of Common Stock (or Reference Property, to the extent applicable) to which such Holder is entitled, together with, at the option of the Holder, a check or wire transfer of immediately available funds for payment of fractional shares and any payment required by SECTION 5(d)(ii) in exchange for the certificates representing the converted Preferred Shares. Such conversion will be deemed to have been made on the Conversion Date, and the Person entitled to receive the shares of Common Stock (or Reference Property, to the extent applicable) issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock (or Reference Property, to the extent applicable) on such date. The delivery of the Common Stock upon conversion of Preferred Shares shall be made, at the option of the applicable Holder, in certificated form or by book-entry. Any such certificate or certificates shall be delivered by the Company to the appropriate Holder on a book-entry basis or by mailing certificates evidencing the shares to such Holder at its address as set forth in the conversion notice. In cases where fewer than all the Preferred Shares represented by any such certificate are to be converted, a new certificate shall be issued representing the unconverted Preferred Shares. The Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of Common Stock (or Reference Property, to the extent applicable) upon conversion or due upon the issuance of a new certificate for any Preferred Shares not converted to the converting Holder; provided that the Company shall not be required to pay any such amounts, and any such amounts shall be paid by the converting Holder, in the event that such Common Stock or Preferred Shares are issued in a name other than the name of the converting Holder.

(ii)   For the purpose of effecting the conversion of Preferred Shares, the Company shall: (A) at all times reserve and keep available, free from any preemptive rights, out of its treasury or authorized but unissued shares of Common Stock (or Reference Property, to the extent applicable) the full number of shares of Common Stock (or Reference Property, to the extent applicable) deliverable upon the conversion of all outstanding Preferred Shares after taking into account any adjustments to the Conversion Price from time to time pursuant to the terms of this SECTION 5 and any increases to the Accrued Value from time to time and assuming for the purposes of this calculation that all outstanding Preferred Shares are held by one holder) and (B) without prejudice to any other remedy at law or in equity any Holder may have as a result of such default, take all actions reasonably required to amend its Certificate of Incorporation, as expeditiously as reasonably practicable, to increase the authorized and available amount of Common Stock (or Reference Property, to the extent applicable) if at any time such amendment is necessary in order for the Company to be able to satisfy its obligations under this SECTION 5. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock (or Reference Property, to the extent applicable) issuable upon conversion of the Series A-1 Preferred Stock, the Company will take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock (or Reference Property, to the extent applicable) upon the conversion of all outstanding Preferred Shares at such adjusted Conversion Price.

(iii)   From and after the Conversion Date, the Preferred Shares converted on such date, will no longer be deemed to be outstanding and all rights of the Holder thereof including the right to receive Dividends, but excluding the right to receive from the Company the Common Stock (or Reference Property, to the extent applicable) or any cash payment upon conversion, and except for any rights of Holders (including any voting rights) pursuant to this Certificate of Designation which by their express terms continue following conversion or, for the avoidance of doubt, rights which by their express terms continue following conversion pursuant to any of the other Transaction Agreements (as defined in the September 2014 Securities Purchase Agreement) shall immediately and automatically cease and terminate with respect to such Preferred Shares; provided that, in the event that a Preferred Share is not converted due to a default by the Company or because the Company is otherwise unable to issue the requisite shares of Common Stock (or Reference Property, to the extent applicable), such Preferred Share will, without prejudice to any other remedy at law or in equity any Holder may have as a result of such default, remain outstanding and will continue be entitled to all of the rights attendant to such Preferred Share as provided herein.

(iv)   The Company shall comply with all federal and state laws, rules and regulations and applicable rules and regulations of the Exchange on which shares of the Common Stock (or Reference Property, to the extent applicable) are then listed. If any shares of Common Stock (or Reference Property, to the extent applicable) to be reserved for the purpose of conversion of Preferred Shares require registration with or approval of any Person or group (as such term is defined in Section 13(d)(3) of the Exchange Act) under any federal or state law or the rules and regulations of the Exchange on which shares of the Common Stock (or Reference Property, to the extent applicable) are then listed before such shares may be validly issued or delivered upon conversion, then the Company will, as expeditiously as reasonably practicable, use commercially reasonable efforts to secure such registration or approval, as the case may be. So long as any Common Stock (or Reference Property, to the extent applicable) into which the Preferred Shares are then convertible is then listed on an Exchange, the Company will list and keep listed on any such Exchange, upon official notice of issuance, all shares of such Common Stock (or Reference Property, to the extent applicable) issuable upon conversion.

(v)   All shares of Common Stock (or Reference Property, to the extent applicable) issued upon conversion of the Preferred Shares will, upon issuance by the Company, be duly and validly issued, fully paid and nonassessable, not issued in violation of any preemptive or similar rights arising under law or contract and free from all taxes, liens and charges with respect to the issuance thereof, and the Company shall take no action which will cause a contrary result.

(g)   Adjustments to Conversion Price.

(i)   The Conversion Price shall be subject to the following adjustments:

(A)   Common Stock Dividends or Distributions. If the Company issues shares of Common Stock as a dividend or distribution on shares of Common Stock, or if the Company effects a share split or share combination with respect to shares of Common Stock, the Conversion Price will be adjusted based on the following formula:

where,

CP0 = the Conversion Price in effect immediately prior to the open of business on the Ex-Date for such dividend or distribution, or the open of business on the effective date of such share split or share combination, as the case may be;

CP1 = the Conversion Price in effect immediately after the open of business on the Ex-Date for such dividend or distribution, or the open of business on the effective date of such share split or share combination, as the case may be;

OS0 = the number of shares of Common Stock outstanding immediately prior to the open of business on the Ex-Date for such dividend or distribution, or the open of business on the effective date of such share split or share combination, as the case may be; and

OS1 = the number of shares of Common Stock outstanding immediately after such dividend or distribution, or such share split or share combination, as the case may be.

Any adjustment made under this SECTION 5(g)(i)(A) shall become effective immediately after the open of business on the Ex-Date for such dividend or distribution, or immediately after the open of business on the effective date for such share split or share combination. If any dividend or distribution of the type described in this SECTION 5(g)(i)(A) is declared but not so paid or made, or any share split or combination of the type described in this SECTION 5(g)(i)(A) is announced but the outstanding shares of Common Stock are not split or combined, as the case may be, the Conversion Price shall be immediately readjusted, effective as of the date the Board determines not to pay such dividend or distribution, or not to split or combine the outstanding shares of Common Stock, as the case may be, to the Conversion Price that would then be in effect if such dividend, distribution, share split or share combination had not been declared or announced.

(B)   Rights, Options or Warrants on Common Stock. If the Company distributes to all or substantially all holders of its Common Stock any rights, options or warrants entitling them, for a period expiring not more than sixty (60) days immediately following the record date of such distribution, to purchase or subscribe for shares of Common Stock at a price per share less than the average of the Daily VWAP of the Common Stock over the ten (10) consecutive Trading Day period ending on the Trading Day immediately preceding the Ex-Date for such distribution, the Conversion Price will be adjusted based on the following formula:

where,

CP0 = the Conversion Price in effect immediately prior to the open of business on the Ex-Date for such distribution;

CP1 = the Conversion Price in effect immediately after the open of business on the Ex-Date for such distribution;

OS0 = the number of shares of Common Stock outstanding immediately prior to the open of business on the Ex-Date for such distribution;

X = the number of shares of Common Stock equal to the aggregate price payable to exercise all such rights, options or warrants divided by the average of the Daily VWAP of the Common Stock over the ten (10) consecutive Trading Day period ending on the Trading Day immediately preceding the Ex-Date for such distribution; and

Y = the total number of shares of Common Stock issuable pursuant to all such rights, options or warrants.

Any adjustment made under this SECTION 5(g)(i)(B) will be made successively whenever any such rights, options or warrants are distributed and shall become effective immediately after the open of business on the Ex-Date for such distribution. To the extent that shares of Common Stock are not delivered prior to the expiration of such rights, options or warrants, the Conversion Price shall be readjusted following the expiration of such rights to the Conversion Price that would then be in effect had the decrease in the Conversion Price with respect to the distribution of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights, options or warrants are not so distributed, the Conversion Price shall be immediately readjusted, effective as of the date the Board determines not to make such distribution, to the Conversion Price that would then be in effect if such distribution had not occured.

In determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such average of the Daily VWAP for the ten (10) consecutive Trading Day period ending on the Trading Day immediately preceding the Ex-Date for such distribution, and in determining the aggregate offering price of such shares of the Common Stock, there shall be taken into account any consideration received by the Company for such rights, options or warrants and any amount payable on exercise or conversion thereof, the fair market value of such consideration, if other than cash, to be reasonably determined by the Board in good faith.

(C)   Tender Offer or Exchange Offer Payments. If the Company or any of its Subsidiaries makes a payment in respect of a tender offer or exchange offer for Common Stock, if the aggregate value of all cash and any other consideration included in the payment per share of Common Stock (as reasonably determined in good faith by the Board) exceeds the average of the Daily VWAP of the Common Stock over the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date on which such tender offer or exchange offer expires, the Conversion Price will be decreased based on the following formula:

where,

CP1 = the Conversion Price in effect immediately after the close of business on the last Trading Day of the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

CP0 = the Conversion Price in effect immediately prior to the close of business on the last Trading Day of the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

OS0 = the number of shares of Common Stock outstanding immediately prior to the date such tender or exchange offer expires;

SP1 = the average of the Daily VWAP of the Common Stock over the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

AC = the aggregate value of all cash and any other consideration (as reasonably determined in good faith by the Board) paid or payable for shares purchased in such tender or exchange offer; and

OS1 = the number of shares of Common Stock outstanding immediately after the date such tender or exchange offer expires (after giving effect to such tender offer or exchange offer and excluding fractional shares).

The adjustment to the Conversion Price under this SECTION 5(g)(i)(C) will occur at the close of business on the tenth (10th) Trading Day immediately following, but excluding, the date such tender or exchange offer expires; provided that, for purposes of determining the Conversion Price, in respect of any conversion during the ten (10) Trading Days immediately following, but excluding, the date that any such tender or exchange offer expires, references within this SECTION 5(g)(i)(C) to ten (10) consecutive Trading Days shall be deemed replaced with such lesser number of consecutive Trading Days as have elapsed between the date such tender or exchange offer expires and the relevant conversion date.

(D)   Common Stock Issued at Less than Conversion Price. If, after the Original Issue Date, the Company issues or sells any Common Stock (or Option Securities or Convertible Securities, to the extent set forth in this SECTION 5(g)(i)(D)), other than Excluded Stock, for no consideration or for consideration per share less than the Conversion Price in effect as of the date of such issuance or sale, the Conversion Price in effect immediately prior to each such issuance or sale will (except as provided below) be adjusted at the time of such issuance or sale based on the following formula:

where,

CP1 = the Conversion Price in effect immediately following such issuance or sale;

CP0 = the Conversion Price in effect immediately prior to such issuance or sale;

OS0 = the number of shares of Common Stock outstanding immediately prior to such issuance or sale (treating for this purpose as outstanding all shares of Common Stock issuable upon the conversion or exchange of (x) all Preferred Shares issued on the Second Issue Date ~~and~~, all shares of Series A Preferred ~~Shares~~Stock issued on the Original Issue Date and all shares of Series A-2 Preferred Stock issued on the Third Issue Date and (y) all convertible, exchangeable or exercisable Equity Securities of the Company not listed in (x) if the conversion price, exercise price or exchange price applicable to such Equity Securities of the Company is below Market Value on the determination date);

X = the number of shares of Common Stock that the aggregate consideration received by the Company for the number of shares of Common Stock so issued or sold would purchase at a price per share equal to CP0; and

Y = the number of additional shares of Common Stock so issued.

For the purposes of any adjustment of the Conversion Price pursuant to this SECTION 5(g)(i)(D), the following provisions shall be applicable:

(1)   In the case of the issuance of Common Stock for cash, the amount of the consideration received by the Company shall be deemed to be the amount of the cash proceeds received by the Company for such Common Stock after deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof

(2)   In the case of the issuance of Common Stock (otherwise than upon the conversion of shares of Capital Stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair market value thereof as reasonably determined by the Board in good faith.

(3)   In the case of (A) the issuance of Option Securities (whether or not at the time exercisable) or (B) the issuance of Convertible Securities (whether or not at the time so convertible or exchangeable):

i)   the issuance of Option Securities shall be deemed the issuance of all shares of Common Stock deliverable upon the exercise of such Option Securities;

ii)   such Option Securities shall be deemed to be issued for a consideration equal to the value of the consideration (determined in the manner provided in SECTION 5(g)(i)(D)(1) and (2)), if any, received by the Company for such Option Securities, plus the exercise price, strike price or purchase price provided in such Option Securities for the Common Stock covered thereby;

iii)   the issuance of Convertible Securities shall be deemed the issuance of all shares of Common Stock deliverable upon conversion of, or in exchange for, such Convertible Securities;

iv)   such Convertible Securities shall be deemed to be issued for a consideration equal to the value of the consideration (determined in the manner provided in SECTION 5(g)(i)(D)(1) and (2) and excluding any cash received on account of accrued interest or accrued dividends), if any, received by the Company for such Convertible Securities, plus the value of the additional consideration (determined in the manner provided in SECTION 5(g)(i)(D)(1) and (2)) to be received by the Company upon the conversion or exchange of such Convertible Securities, if any;

v)   upon any change in the number of shares of Common Stock deliverable upon exercise of any Option Securities or Convertible Securities or upon any change in the consideration to be received by the Company upon the exercise, conversion or exchange of such securities, the Conversion Price then in effect shall be readjusted to such Conversion Price as would have been in effect had such change been in effect, with respect to any Option Securities or Convertible Securities outstanding at the time of the change, at the time such Option Securities or Convertible Securities originally were issued;

vi)   upon the expiration or cancellation of Option Securities (without exercise), or the termination of the conversion or exchange rights of Convertible Securities (without conversion or exchange), if the Conversion Price shall have been adjusted upon the issuance of such expiring, canceled or terminated securities, the Conversion Price shall be readjusted to such Conversion Price as would have been obtained if, at the time of the original issuance of such Option Securities or Convertible Securities, the expired, canceled or terminated Option Securities or Convertible Securities, as applicable, had not been issued;

vii)   if the Conversion Price shall have been fully adjusted upon the issuance of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Conversion Price shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof; and

viii)   if any issuance of Common Stock, Option Securities or Convertible Securities would also require an adjustment pursuant to any other adjustment provision of this SECTION 5(g)(i), then only the adjustment most favorable to the Holders shall be made.

(ii)   If the Company issues rights, options or warrants that are only exercisable upon the occurrence of certain triggering events (each, a “Trigger Event”), then the Conversion Price will not be adjusted pursuant to SECTION 5(g)(i)(B) until the earliest Trigger Event occurs, and the Conversion Price shall be readjusted to the extent any of these rights, options or warrants are not exercised before they expire (provided, however, that, for the avoidance of doubt, if such Trigger Event would require an adjustment pursuant to SECTION 5(g)(i)(D), such adjustment pursuant to SECTION 5(g)(i)(D) shall be made at the time of issuance of such rights, options or warrants in accordance with such Section).

(iii)   Notwithstanding anything in this SECTION 5(g) to the contrary, if a Conversion Price adjustment becomes effective pursuant to any of clauses (A), (B) or (C) of ~~this~~ SECTION 5(g)(i) on any Ex-Date as described above, and a Holder that converts its Preferred Shares on or after such Ex-Date and on or prior to the related record date would be treated as the record holder of shares of Common Stock as of the related Conversion Date based on an adjusted Conversion Price for such Ex-Date and participate on an adjusted basis in the related dividend, distribution or other event giving rise to such adjustment, then, notwithstanding the foregoing Conversion Price adjustment provisions, the Conversion Price adjustment relating to such Ex-Date will not be made for such converting Holder. Instead, such Holder will be treated as if such Holder were the record owner of the shares of Common Stock on an un-adjusted basis and participate in the related dividend, distribution or other event giving rise to such adjustment.

Notwithstanding anything in this SECTION 5(g) to the contrary, no adjustment under SECTION 5(g)(i) need be made to the Conversion Price unless such adjustment would require a decrease of at least 1% of the Conversion Price then in effect. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, if any, which, together with any adjustment or adjustments so carried forward, shall amount to a decrease of at least 1% of such Conversion Price; provided that, on the date of any conversion of the Preferred Shares pursuant to SECTION 5, adjustments to the Conversion Price will be made with respect to any such adjustment carried forward that has not been taken into account before such date. In addition, at the end of each year, beginning with the year ending December 31, 2014, the Conversion Price shall be adjusted to give effect to any adjustment or adjustments so carried forward, and such adjustments will no longer be carried forward and taken into account in any subsequent adjustment.

(iv)   Adjustments Below Par Value. The Company shall not take any action that would require an adjustment to the Conversion Price such that the Conversion Price, as adjusted to give effect to such action, would be less than the then-applicable par value per share of the Common Stock, except that the Company may undertake a share split or similar event if such share split results in a corresponding reduction in the par value per share of the Common Stock such that the as-adjusted new Conversion Price per share would not be below the new as-adjusted par value per share of the Common Stock following such share split or similar transaction and the Conversion Price is adjusted as provided under SECTION 5(g)(i)(A) and any other applicable provision of SECTION 5(g).

(v)   Reference Property. In the case of any recapitalization, reclassification or change of the Common Stock (other than changes resulting from a subdivision, combination or reclassification described in SECTION 5(g)(i)(A)), a consolidation, merger or combination involving the Company, a sale, lease or other transfer to a third party of all or substantially all of the assets of the Company (or the Company and its Subsidiaries on a consolidated basis), or any statutory share exchange, in each case as a result of which the Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets (including cash or any combination thereof) (any of the foregoing, a “Transaction”), then, at the effective time of the Transaction, the right to convert each Preferred Share will be changed into a right to convert such Preferred Share into the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) (the “Reference Property”) that a Holder would have received in respect of the Common Stock issuable upon conversion of such Preferred Shares immediately prior to such Transaction. In the event that holders of Common Stock have the opportunity to elect the form of consideration to be received in the Transaction, the Company shall make adequate provision whereby the Holders of the Preferred Shares shall have a reasonable opportunity to determine the form of consideration into which all of the Preferred Shares, treated as a single class, shall be convertible from and after the effective date of the Transaction. Any such election shall be made by the Series A-1 Requisite Holders. Any such determination by the Holders shall be subject to any limitations to which all holders of Common Stock are subject, such as pro rata reductions applicable to any portion of the consideration payable in the Transaction, and shall be conducted in such a manner as to be completed at approximately the same time as the time elections are made by holders of Common Stock. The provisions of this SECTION 5(g)(v) and any equivalent thereof in any such securities similarly shall apply to successive Transactions. The Company shall not become a party to any Transaction unless its terms are in compliance with the foregoing.

(vi)   Rules of Calculation; Treasury Stock. All calculations will be made to the nearest one-hundredth of a cent or to the nearest one-ten thousandth of a share. Except as explicitly provided herein, the number of shares of Common Stock (or Reference Property, to the extent applicable) outstanding will be calculated on the basis of the number of issued and outstanding shares of Common Stock (or Reference Property, to the extent applicable), not including shares held in the treasury of the Company. The Company shall not pay any dividend on or make any distribution to shares of Common Stock (or Reference Property, to the extent applicable) held in treasury.

(vii)   No Duplication. If any action would require adjustment of the Conversion Price pursuant to more than one of the provisions described in this SECTION 5 in a manner such that such adjustments are duplicative, only one adjustment (which shall be the adjustment most favorable to the Holders of Preferred Stock) shall be made.

(viii)   Notice of Record Date. In the event of:

(A)   any event described in SECTION 5(~~f~~g)(i)(A), (B), (C) or (D);

(B)   any Transaction to which SECTION 5(~~f~~g)(v) applies;

(C)   the dissolution, liquidation or winding-up of the Company; or

(D)   any other event constituting a Change of Control;

then the Company shall mail to the Holders of Preferred Stock at their last addresses as shown on the records of the Company, at least twenty (20) days prior to the record date specified in (A) below or twenty (20) days prior to the date specified in (B) below, as applicable, a notice stating:

(A)   the record date for the dividend, other distribution, stock split or combination or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, other distribution, stock split or combination; or

(B)   the date on which such reclassification, change, dissolution, liquidation, winding-up or other event constituting a Transaction or Change of Control, or any transaction which would result in an adjustment pursuant to SECTION 5(g)(i)(D), is estimated to become effective or otherwise occur, and the date as of which it is expected that holders of Common Stock of record will be entitled to exchange their shares of Common Stock for Reference Property, other securities or other property deliverable upon such reclassification, change, liquidation, dissolution, winding-up, Transaction or Change of Control or that such issuance of Common Stock, Option Securities or Convertible Securities is anticipated to occur.

(ix)   Certificate of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 5, the Company at its expense shall as promptly as reasonably practicable compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of Preferred Stock a certificate, signed by an officer of the Company (in his or her capacity as such and not in an individual capacity), setting forth (A) the calculation of such adjustments and readjustments in reasonable detail, (B) the facts upon which such adjustment or readjustment is based, (C) the Conversion Price then in effect, and (D) the number of shares of Common Stock (or Reference Property, to the extent applicable) and the amount, if any, of Capital Stock, other securities or other property (including but not limited to cash and evidences of indebtedness) which then would be received upon the conversion of a Preferred Share.

(x)   No Upward Revisions to Conversion Price. For the avoidance of doubt, except in the case of a reverse share split or share combination resulting in an adjustment under SECTION 5(g)(i)(A) effected with the approvals, if any, required pursuant to SECTION 4(b), in no event shall any adjustment be made pursuant to this SECTION 5 that results in an increase in the Conversion Price.

SECTION 6.   Redemption.

(a)   Redemption at Maturity. Each Holder shall have the right to require the Company to redeem such Holder’s Preferred Shares, in whole or in part, on the seventh (7th) anniversary of the Original Issue Date (the “Maturity Date”) at a price per share payable, subject to SECTION 6(e), in cash and equal to the Redemption Price. At any time during the period beginning on the thirtieth (30th) calendar day prior to the Maturity Date (the “Holder Redemption Notice Period”), each Holder may deliver written notice to the Company notifying the Company of such Holder’s election to require the Company to redeem all or a portion of such Holder’s Preferred Shares on the Maturity Date (the “Election Notice”). No later than thirty (30) calendar days prior to the commencement of the Holder Redemption Notice Period, the Company shall deliver a notice to each Holder of Preferred Stock including the following information: (A) informing the Holder of the Maturity Date and such Holder’s right to elect to have all or a portion of its Preferred Shares redeemed by Company on the Maturity Date, (B) the Redemption Price payable with respect to each share of Series A-1 Preferred Stock on the Maturity Date in connection with any such redemption (to the extent the Redemption Price is known or can be calculated, and to the extent not capable of being calculated, the manner in which such price will be determined); (C) that any certificates representing Preferred Shares which a Holder elects to have redeemed must be surrendered for payment of the Redemption Price at the office of the Company or any redemption agent located in New York City selected by the Company therefor together with any written instrument or instructions of transfer or other documents and endorsements reasonably acceptable to the redemption agent or the Company, as applicable (if reasonably required by the redemption agent or the Company, as applicable); (D) that, upon a Holder’s compliance with clause (C), payment of the Redemption Price with respect to any Preferred Shares to be made on the Maturity Date will be made to the Holder within five (5) Business Days of the Maturity Date to the account specified in such Holder’s redemption election notice; (E) that any Holder may withdraw its Election Notice with respect to all or a portion of its Preferred Shares at any time prior to 5:00 p.m. (New York City time) on the Business Day immediately preceding the Maturity Date; and (F) the number of shares of Common Stock (or, if applicable, the amount of Reference Property) and the amount of cash, if any, that a Holder would receive upon conversion of a Preferred Share if a Holder does not elect to have its Preferred Shares redeemed. The Company shall issue a press release for publication on the Dow Jones News Service or Bloomberg Business News (or if either such service is not available, another broadly disseminated news or press release service selected by the Company) prior to the opening of business on the first Business Day following any date on which the Company provides notice to Holders pursuant to this SECTION 6(a) disclosing the right of Holders to have the Company redeem Preferred Shares pursuant to this SECTION 6(a).

(b)   Optional Redemption by the Company. On and after the third (3rd) anniversary of the Original Issue Date, the Company may, at its option, redeem all (but not less than all) of the outstanding Preferred Shares for cash equal to the Redemption Price. If the Company elects to redeem the Preferred Shares pursuant to this SECTION 6(b), the Company shall deliver a notice of redemption to the Holders of Preferred Stock not less than thirty (30) or more than sixty (60) calendar days prior to the date specified for redemption (the “Optional Redemption Date”), which notice shall include: (A) the Optional Redemption Date; (B) the Redemption Price; (C) that on the Optional Redemption Date, if the Holder has not previously elected to convert Preferred Shares into Common Stock, each Preferred Share shall automatically and without further action by the Holder thereof (and whether or not the certificates representing such Preferred Shares are surrendered) be redeemed for the Redemption Price; (D) that payment of the Redemption Price will be made to the Holder within five (5) Business Days of the Redemption Date to the account specified by such Holder to the Company in writing; (E) that the Holder’s right to elect to convert its Preferred Shares will end at 5:00 p.m. (New York City time) on the Business Day immediately preceding the Optional Redemption Date; and (F) the number of shares of Common Stock (or, if applicable, the amount of Reference Property) and the amount of cash, if any, that a Holder would receive upon conversion of a Preferred Share if a Holder elect to convert its Preferred Shares prior to the Optional Redemption Date. Notwithstanding the foregoing, any notice delivered by the Company under this SECTION 6(b) in accordance with SECTION 11(g) shall be conclusively presumed to have been duly given at the time set forth therein, whether or not such Holder of Preferred Shares actually receives such notice, and neither the failure of a Holder to actually receive such notice given as aforesaid nor any immaterial defect in such notice shall affect the validity of the proceedings for the redemption of the Preferred Shares as set forth herein. The Company shall issue a press release for publication on the Dow Jones News Service or Bloomberg Business News (or if either such service is not available, another broadly disseminated news or press release service selected by the Company) prior to the opening of business on the first Business Day following any date on which the Company provides notice to Holders pursuant to this SECTION 6(b) announcing the Company’s election to redeem Preferred Shares pursuant to this SECTION 6(b).

(c)   Redemption at Option of the Holder upon a Change of Control.

(i)   If a Change of Control occurs, each Holder shall have the right to require the Company to redeem its Preferred Shares pursuant to a Change of Control Offer, which Change of Control Offer shall be made by the Company in accordance with Section 6(c)(ii). In such Change of Control Offer, the Company will offer a payment (such payment, a “Change of Control Payment”) in cash per Preferred Share equal to the greater of: (i) the sum of (A) the Specified Percentage of the Accrued Value, plus (B) all accrued and unpaid Dividends (including, without limitation, accrued and unpaid Cash Dividends and accrued and unpaid Accreting Dividends for the then current Dividend Period), if any, on such share to the extent not included in the Accrued Value and

(ii) an amount equal to the amount the Holder of such Preferred Share would have received in connection with such Change of Control had such Holder converted such Preferred Share into Common Stock (or Reference Property, to the extent applicable) immediately prior thereto (such greater amount, the “Change of Control Payment Amount”).

(ii)   Within thirty (30) days following any Change of Control, the Company will mail a notice (a “Change of Control Offer”) to each Holder describing the transaction or transactions that constituted such Change of Control and offering to redeem the Preferred Shares on the date specified in such notice (the “Change of Control Payment Date”), which date shall be no earlier than thirty (30) days and no later than sixty-one (61) days from the date such notice is mailed. In addition, such Change of Control Offer shall further state: (A) the amount of the Change of Control Payment; (B) that the Holder may elect to have all or any portion of its Preferred Shares redeemed pursuant to the Change of Control Offer, (C) that any Preferred Shares to be redeemed must be surrendered for payment of the Change of Control Payment at the office of the Company or any redemption agent selected by the Company therefor together with any written instrument or instructions of transfer or other documents and endorsements reasonably acceptable to the redemption agent or the Company, as applicable (if reasonably required by the redemption agent or the Company, as applicable); (D) that, upon a Holder’s compliance with clause (C), payment of the Change of Control Payment with will be made to the Holder on the Change of Control Payment Date to the account specified by such Holder to the Company in writing; (E) the date and time by which the Holder must make its election, (F) that any Holder may withdraw its election notice with respect to all or a portion of their Preferred Shares at any time prior to 5:00 p.m. (New York City time) on the Business Day immediately preceding the Change of Control Payment Date; and (G) the amount and type of property that the Holder would receive in connection with such Change of Control if the Holder elects to convert its Preferred Shares in connection with the Change of Control. The Company shall issue a press release for publication on the Dow Jones News Service or Bloomberg Business News (or if either such service is not available, another broadly disseminated news or press release service selected by the Company) prior to the opening of business on the first Business Day following any date on which the Company provides notice to Holders pursuant to this SECTION 6(c) disclosing the right of Holders to have the Company redeem Preferred Shares pursuant to this SECTION 6(c).

(iii)   On the Change of Control Payment Date, the Company will, to the extent lawful: (A) accept for payment all Preferred Shares validly tendered pursuant to the Change of Control Offer; and (B) make a Change of Control Payment to each Holder that validly tendered Preferred Shares pursuant to the Change of Control Offer.

(iv)   If at any time prior to consummation of a transaction that would constitute a Change of Control, the Company has publicly announced (whether by press release, SEC filing or otherwise) such transaction or prospective transaction or the entry by the Company into any definitive agreement with respect thereto, the Company shall, within five (5) Business Days of the issuance of such public announcement, deliver a written notice to each Holder notifying them of the same and the anticipated date of consummation of such transaction.

(v)   The Company will not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer and makes the Change of Control Payment in the manner, at the times and otherwise in compliance with the requirements set forth herein applicable to a Change of Control Offer made by the Company and purchases all Preferred Shares validly tendered under such Change of Control Offer.

(vi)   A Change of Control Offer may be made in advance of a Change of Control, conditional upon such Change of Control, if a definitive agreement is in place for the Change of Control at the time of making of the Change of Control Offer.

(d)   Notwithstanding anything in this SECTION 6 to the contrary, each Holder shall retain the right to elect to convert any Preferred Shares to be redeemed at any time prior to 5:00 p.m. (New York City time) on the Business Day immediately preceding any Redemption Date. Any Preferred Shares that a Holder elects to convert prior to the Redemption Date shall not be redeemed pursuant to this SECTION 6.

(e)   Insufficient Funds. Any redemption of the Preferred Shares pursuant to this SECTION 6 shall be payable out of any cash legally available therefor, provided, however, that, other than in respect of a redemption pursuant to SECTION 6(b) (which the Company may only effectuate to the extent it has sufficient cash legally available therefor), if there is not a sufficient amount of cash legally available to pay the Redemption Price in full in cash, then the Company may pay that portion of the Redemption Price with respect to which it does not have cash legally available therefor out of the remaining assets of the Company legally available therefor (valued at the fair market value thereof on the date of payment, as reasonably determined in good faith by the Board). If the Company anticipates not having sufficient cash legally available for a redemption pursuant to SECTION 6(a) or SECTION 6(c), the redemption notice delivered to Holders shall so specify, and indicate the nature of the other assets expected to be distributed and the fair market value of the same as reasonably determined by the Board as aforesaid. At the time of any redemption pursuant to this SECTION 6, the Company shall take all actions required or permitted under Delaware law to permit the redemption of the Preferred Shares, including, without limitation, through the revaluation of its assets in accordance with Delaware law, to make cash funds (and to the extent cash funds are insufficient, other assets) legally available for such redemption. In connection with any redemption pursuant to SECTION 6(c), to the extent that Holders elect to have their Preferred Shares redeemed and the Company has insufficient funds to redeem such Preferred Shares (after taking into account the amount of any repurchase obligations the Company has or expects to have under any Indebtedness ranking senior to the Series A-1 Preferred Stock), Senior Securities or any Parity Securities resulting from the same facts and circumstances as the Change of Control hereunder), the Company shall use any available funds to redeem a portion of such Preferred Shares and Parity Securities (if any are being redeemed) ratably in proportion to the full respective amounts to which they are entitled; provided, however, that the failure for any reason to redeem all Preferred Shares required to be redeemed under SECTION 6(c) when required shall constitute a Specified Breach Event.

(f)   Mechanics of Redemption.

(i)   The Company (or a redemption agent on behalf of the Company, as applicable) shall pay the applicable Redemption Price on the Redemption Date or the required payment date therefor upon surrender of the certificates representing the Preferred Shares to be redeemed and receipt of any written instrument or instructions of transfer or other documents and endorsements reasonably acceptable to the redemption agent or the Company, as applicable, to the extent required by SECTIONS 6(a), 6(b) and 6(c); provided that, if such certificates are lost, stolen or destroyed, the Company may require an affidavit certifying to such effect and, if requested, an agreement indemnifying the Company from any losses incurred in connection therewith, in each case, in form and substance reasonably satisfactory to the Company, from such Holder prior to paying such amounts.

(ii)   Following any redemption of Preferred Shares on any Redemption Date, the Preferred Shares so redeemed will no longer be deemed to be outstanding and all rights of the Holder thereof shall cease, including the right to receive Dividends; provided, however, that any rights of Holders pursuant to this Certificate of Designation that by their terms survive redemption of the Preferred Shares and, for the avoidance of doubt, any rights that survive pursuant to any of the other Transaction Agreements (as defined in the September 2014 Securities Purchase Agreement), shall survive in accordance with their terms. The foregoing notwithstanding, in the event that a Preferred Share is not redeemed by the Company when required, such Preferred Share will remain outstanding and will continue to be entitled to all of the powers, designations, preferences and other rights (including but not limited to the accrual and payment of dividends and the conversion rights) as provided herein.

SECTION 7.   Director Election Rights.

For so long as the Preferred Elected Director Condition continues to be satisfied, the Holders of the Preferred Shares and shares of Series A-1 Preferred Stock, voting or consenting, as the case may be, separately as a single class to the exclusion of all other classes of the Company’s Voting Stock, by vote of the Series A/A-1 Requisite Holders, shall be entitled to elect a number of directors to the Board equal to the Preferred Director Number (the “Preferred Elected Director(s)”). As of the ~~Second~~Third Issue Date, the Preferred Director Number is one ~~and a Preferred Elected Director will commence service on the Board within ten (10) days of the date hereof~~. Subject to applicable law, one Preferred Elected Director (as designated by the Series A/A-1 Requisite Holders if there is more than one Preferred Elected Director) shall be entitled to be a member of each committee of the Board, including the compensation committee, the audit committee and the nominating and corporate governance committee of the Board; provided, that notwithstanding anything to the contrary herein, membership on any such committee will be dependent upon such director meeting the qualification, and if applicable, independence criteria deemed necessary to so comply in accordance with any listing requirements of the Exchange on which the Company’s capital stock is then listed. The Preferred Elected Director(s) shall be elected as set forth in this SECTION 7; provided that as a condition precedent to the election of any such Preferred Elected Director, the individual(s) to be elected by the Series A/A-1 Requisite

Holders shall be required to provide to the Company a duly executed and delivered written resignation of such Person to be elected as a Preferred Elected Director, providing that effective immediately and automatically (without any further action by any Person) upon the expiration of the Series A/A-1 Requisite Holders’ right to elect such individual to the Board as provided herein, such Preferred Elected Director shall resign from the Board. For the avoidance of doubt, no Preferred Elected Director shall be elected to the Board unless the written resignation referred to in the preceding sentence is delivered to the Company prior thereto. The Preferred Elected Directors shall be elected, at the option of the Series A/A-1 Requisite Holders, (i) by the written consent of the Series A/A-1 Requisite Holders or (ii) at annual or special meetings of stockholders of the Company at which directors are to be elected. If there is a vacancy in the office of a Preferred Elected Director, then the vacancy may only be filled by a nominee of the Series A/A-1 Requisite Holders. Each Preferred Elected Director will be entitled to one (1) vote on any matter with respect to which the Board votes and any Preferred Elected Director may be removed at any time with or without cause by, and shall not be removed otherwise than by, the written consent or vote of the Series A/A-1 Requisite Holders. The Company shall take all such action as may be reasonably requested by the Series A/A-1 Requisite Holders to effect ~~Section~~this SECTION 7 (including nominating and recommending the Preferred Elected Director for election, if applicable).

SECTION 8.   Specified Breach Events.

(a)   The following events shall constitute “Specified Breach Events”:

(i)   the Company fails to declare and pay any Cash Dividends or Accreting Dividends due on any two consecutive Dividend Payment Dates; provided that, any such Specified Breach Event shall cease to exist once all such Cash Dividends and Accreting Dividends in arrears through the end of the most recently completed Dividend Period have been declared and paid in full; and

(ii)   the Company defaults in the performance of, or breaches the covenants contained in, the following sections of this Certificate of Designation and such default or breach, if curable, is not cured within ninety (90) days: SECTION 2(c) (Participating Cash Dividends); SECTION 2(d) (In-Kind Participating Dividends); the proviso contained in SECTION 5(d)(i) (Amounts Received Upon Conversion); SECTION 6(a) (Redemption at Maturity) or SECTION 6(c) (Redemption at Option of Holder Upon a Change of Control)). Any such Specified Breach Event specified in this clause (ii) shall cease to exist once the underlying default or breach has been waived or cured.

(b)   Subject to applicable law and compliance with the rules of any Exchange on which the Common Stock is then listed, if the Preferred Director Number is increased as a result of any Specified Breach Event (as provided in the definition of Preferred Director Number), then unless the Series A/A-1 Requisite Holders otherwise consent in writing, the Company shall, notwithstanding any other provision of this Certificate of Designation, increase the size of the Board as necessary to accommodate such number of additional directors as provided in the definition of Preferred Director Number (each a “Specified Breach Director”) and such Specified Breach Director(s) shall be elected as set forth in this section; provided that as a condition precedent to the election of any such Specified Breach Director, the individual to be elected by the Series A/A-1 Requisite Holders shall be required to provide to the Company a duly executed and delivered written resignation of such Person to be elected as a Specified Breach Director, providing that effective immediately and automatically (without any further action by any Person) upon the expiration of the applicable Breach Period (as defined below), such Specified Breach Director shall resign from the Board. For the avoidance of doubt, no Specified Breach Director shall be elected to the Board unless the written resignation referred to in the preceding sentence is delivered to the Company prior thereto. A Specified Breach Director need not be an “independent director” of the Board pursuant to the rules of the Exchange on which the Company’s Common Stock is then traded. The Specified Breach Directors shall be elected (i) by the written consent of the Series A/A-1 Requisite Holders or (ii) at a special meeting of the Holders of the Series A Preferred Stock and Series A-1 Preferred Stock (which shall be called by the Secretary of the Company at the request of any Holder of the Series A Preferred Stock or Series A-1 Preferred Stock) to be held within thirty (30) days of the occurrence of the Specified Breach Event, or, if the Specified Breach Event occurs less than sixty (60) days before the date fixed for the next annual meeting of the Company’s stockholders, at such annual meeting. At any meeting at which the Specified Breach Director(s) will be elected, the Specified Breach Director(s) shall be elected by the Series A/A-1 Requisite Holders. The Specified Breach Director(s) will serve until there ceases to be any shares of Series A Preferred ~~Shares~~Stock or Series A-1 Preferred Stock outstanding or until no Specified Breach Event exists or is continuing, whichever occurs earliest (the “Breach Period”) and, upon the expiration of an applicable Breach Period, the director seat(s) held by the Specified Breach Director(s) shall be automatically eliminated and the size of the

Board shall be reduced accordingly. If there is a vacancy in the office of a Specified Breach Director during a Breach Period, then the vacancy may only be filled by a nominee of the Series A/A-1 Requisite Holders. Each Specified Breach Director will be entitled to one (1) vote on any matter with respect to which the Board votes. During the Breach Period, any Specified Breach Director may be removed at any time with or without cause by, and shall not be removed otherwise than by, the written consent or vote of the Series A/A-1 Requisite Holders. If after the appointment of a Specified Breach Director the applicable Breach Period expires, if so requested by the Company, the Holders of the Series A Preferred Stock and Series A-1 Preferred Stock shall promptly cause to resign, and take all other action reasonably necessary, or reasonably requested by the Company, to cause the prompt removal of, such Specified Breach Director.

SECTION 9.   Covenants.

(a)   Restriction on the Issuance of Additional Indebtedness. From and after the Original Issue Date, the Company has not, and has not permitted any Subsidiary to (without obtaining any requisite consent from the Holders of the Series A Preferred Stock or Series A-1 Preferred Stock, as applicable), and from and after the ~~Second~~Third Issue Date, the Company shall not, and shall not permit any Subsidiary to, without the consent of the Requisite Holders, borrow or otherwise incur any Indebtedness if, after giving effect to such borrowing or other incurrence, (1) the sum of the total Indebtedness of the Company plus the sum of the total Indebtedness of each of the Company’s Subsidiaries divided by (2) the Net Asset Value (the “Debt/NAV Ratio”) would be greater than 0.75; provided, that (A) the Regular Liquidation Preference of the Preferred Shares (with the references to “150%” contained in such definition being changed to “100%”) and the actual liquidation preference of any outstanding Senior Securities and Parity Securities shall count as Indebtedness for such purposes, (B) 100% of the Indebtedness of the Company, the Company’s wholly-owned and, after taking into account the Company’s ownership percentage therein, ~~non-wholly owned subsidiaries~~Non-Wholly Owned Subsidiaries (as well as the liquidation preference of any preferred security ranking senior to the Company’s investment in such entities) shall be taken into account for purposes of determining Indebtedness but not taken into account (i.e., added back) for purposes of determining Net Asset Value, and (C) the provisions of this SECTION 9(a) shall not apply to ~~(i) a refinancing of the Indebtedness incurred under the Loan Agreement or (ii)~~ a refinancing of any ~~other~~ Indebtedness of the Company or any of its Subsidiaries (x) within six (6) months of the respective maturity date of such Indebtedness or (y) on economic terms more favorable to the Company or such Subsidiary, as applicable, in any such case ~~of (i) or (ii),~~ so long as the amount of such Indebtedness does not result in an increase in the Company’s total Indebtedness or the Debt/NAV Ratio (in each case, excluding the impact of the capitalization of customary and reasonable premiums, fees and expenses incurrent in connection with such refinancing).

~~(b)   Restriction on the Issuance of Parity Securities. From and after the Second Issue Date, the Company may issue Parity Securities provided that (i) the aggregate purchase price (and initial liquidation preference) of all such Parity Securities may not exceed $14,000,000, (ii) the conversion price applicable to such Parity Securities may not be less than $4.75 (as adjusted for stock splits, stock dividends, stock combinations and similar events) and (iii) the Company complies with the September 2014 Purchasers’ rights of first offer with respect to such issuance as provided for in SECTION 5.5 of the September 2014 Securities Purchase Agreement. Any Parity Securities issued after the Second Issue Date pursuant to this SECTION 9(b) (are referred to herein as the “Additional Preferred Securities”).~~

(b)   Intentionally Omitted.

(c)   Certificates. The Company shall promptly, and in no event later than 30 days after the last day of any calendar quarter, furnish to each Holder a certificate of an officer of the Company setting forth, as of the end of such calendar quarter the Debt/NAV Ratio and the calculation of the same (provided that the Company shall not be obligated to provide the information required by this sentence from and after such time as the covenant in SECTION 9(a) ceases to be applicable).

(i)   The Company shall promptly, and in no event later than the 30th day after the first day of a Dividend Period for which the Accreting Dividend rate has been adjusted pursuant to SECTION 2(b), furnish to each Holder of Preferred Stock a certificate of an officer of the Company setting forth, as of the end of the prior Dividend Period the Net Asset Value as of the end of such prior Dividend Period and the calculation of the same.

(ii)   If the Company takes any action, which pursuant to this Certificate of Designation requires the Public Float Hurdle to be met, the Company shall promptly, and in no event later than five (5) days after the date of such action, furnish to each Holder of Preferred Stock a certificate of an officer of the Company setting forth the date of such action and an analysis of the Public Float Hurdle as of the date of such action.

SECTION 10.   Additional Definitions. For purposes of these resolutions, the following terms shall have the following meanings:

(a)   “Accrued Value” means $1,000 per share, as the same may be increased pursuant to SECTION 2.

(b)   “Actively Traded Security” means, as of any date of determination, a Security of an entity with $2,000,000 average daily trading volume during the preceding 60-day period.

(c)   “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person.

(d)   “Base Original Issue Date NAV” means the final amount thereof as agreed between the Company and the Series A Requisite Holders (as defined in the Series A Certificate of Designation) pursuant to Section 12.16 of the May 2014 Securities Purchase Agreement.

(e)   “Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms “Beneficially Owns” and “Beneficially Owned” shall have a corresponding meaning.

(f)   “Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or obligated to close.

(g)   “Capital Stock” means, with respect to any Person, any and all shares of stock of a corporation, partnership interests or other equivalent interests (however designated, whether voting or non-voting) in such Person’s equity, entitling the holder to receive a share of the profits and losses, and a distribution of assets, after liabilities, of such Person.

(h)   “Cash Equivalents” means: (i) United States dollars, or money in other currencies received in the ordinary course of business; (ii) U.S. Government Obligations or certificates representing an ownership interest in U.S. Government Obligations with maturities not exceeding one year from the date of acquisition; (iii) (A) demand deposits, (B) time deposits and certificates of deposit with maturities of one year or less from the date of acquisition, (C) banker’s acceptances with maturities not exceeding one year from the date of acquisition, and (D) overnight bank deposits, in each case with any bank or trust company organized or licensed under the laws of the United States or any state thereof having capital, surplus and undivided profits in excess of $500 million whose short-term debt is rated “A-2” or higher by S&P or “P-2” or higher by Moody’s; (iv) repurchase obligations with a term of not more than seven (7) days for underlying securities of the type described in clauses (ii) and (iii) above entered into with any financial institution meeting the qualifications specified in clause (iii) above; (v) commercial paper rated at least P-1 by Moody’s or A-1 by S&P and maturing within six (6) months after the date of acquisition; and (vi) money market funds at least 95% of the assets of which consist of investments of the type described in clauses (i) through (v) above.

(i)   “Certificate of Designation” means this certificate of designation ~~for the Series A-1 Preferred Stock~~, as such shall be amended from time to time.

(j)   “Change of Control” means (i) a sale of all or substantially all of the consolidated assets of the Company (including by way of any reorganization, merger, consolidation or other similar transaction or a sale of Equity Securities issued by Subsidiaries of the Company), (ii) a direct or indirect acquisition of Beneficial Ownership of Voting Power of the Company by any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) by means of any transaction or series of transactions (including any reorganization, merger, consolidation, joint venture, share transfer, share exchange, share issuance, reclassification or other similar transaction), pursuant to which the stockholders of the Company immediately preceding such transaction or transactions collectively own, following the consummation of such transaction or transactions, less than fifty percent (50%) of the Voting Power of the Company or other surviving entity (or parent thereof), as the case may be, (iii) the obtaining by any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) of the power (whether or not exercised), other than pursuant to a revocable proxy in favor of the Company’s proposed slate of directors in respect of an annual meeting or other meeting related to the election of directors, to elect a majority of the members of the Board or more than fifty percent (50% of the Voting Power of the Company; provided, that this clause (iii) will not trigger a Change of Control as a result of the HRG Affiliates or any person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) in which the HRG Affiliates own a majority of the voting power (the “HRG Change of Control Group”) obtaining Beneficial Ownership of more than fifty percent (50%) of the Voting Power of the Company if and only if the Public Float Hurdle is satisfied at all times during which the HRG Change of Control Group has the power to elect a majority of the Board or Beneficial Ownership of more than fifty percent (50%) of the Voting Power of the Company, or (iv) the first day on which a majority of the members of the Board are not Continuing Directors; provided, that, for the avoidance of doubt, change in the ownership of HRG (without the occurrence of the events listed in (i) through (iv) above) shall not constitute, in and of itself, a Change of Control.

(k)   “Common Stock” means the shares of common stock, par value $0.01 per share, of the Company or any other Capital Stock of the Company into which such Common Stock shall be reclassified or changed.

(l)   “Company Conversion Conditions” means the following: (i) the Thirty Day VWAP exceeds 150% of the then applicable Conversion Price; and (ii) the Daily VWAP exceeded 150% of the then applicable Conversion Price for at least twenty (20) Trading Days out of the thirty (30) Trading Days used to calculate the Thirty Day VWAP in clause (i) of this definition.

(m)   “Compensation Committee” means the compensation committee of the Board which shall consist solely of Independent Directors and, at all times that there is a Preferred Elected Director, not less than one Preferred Elected Director.

(n)   “Continuing Directors” means, as of any date of determination, (x) any member of the Board who (1) was a member of such Board on the Original Issue Date or (2) was nominated for election or elected to the Board by any HRG Affiliates, or with the approval of either the Holders or a majority of those members of the Board that were both “Continuing Directors” and Independent Directors at the time of such nomination or election or (y) any Preferred Elected Director.

(o)   “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”) with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

(p)   “Conversion Price” means initially $4.25, as adjusted from time to time as provided in SECTION 5.

(q)   “Convertible Securities” means securities by their terms convertible into or exchangeable for Common Stock or options, warrants or rights to purchase such convertible or exchangeable securities.

(r)   “Daily VWAP” means the volume-weighted average price per share of Common Stock (or per minimum denomination or unit size in the case of any security other than Common Stock) as displayed under the heading “Bloomberg VWAP” on the Bloomberg page for the “<equity> AQR” page corresponding to the “ticker” for such Common Stock or unit (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the market value of one share of such Common Stock (or per minimum denomination or unit size in the case of any security other than Common Stock) on such Trading Day. The “volume weighted average price” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

(s)   “January 2015 Purchasers” means the several “Purchasers” named in and party to the January 2015 Securities Purchase Agreement.

(t)   “January 2015 Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated January 5, 2015, by and among the Company and the January 2015 Purchasers, as amended, supplemented or modified in accordance with its terms.

(~~s~~u)   “Dividend Payment Date” means January 15, April 15, July 15 and October 15 of each year, commencing on July 15, 2014; provided that, if any such Dividend Payment Date would otherwise occur on a day that is not a Business Day, such Dividend Payment Date shall instead be the immediately succeeding Business Day.

(~~t~~v)   “Dividend Rate” means for any Dividend Period, 7.50% plus the applicable Accreting Dividend Rate for such Dividend Period.

(~~u~~w)   “Equity Securities” means, with respect to any Person, (i) shares of Capital Stock of, or other equity or voting interest in, such Person, (ii) any securities convertible into or exchangeable for shares of Capital Stock of, or other equity or voting interest in, such Person, (iii) options, warrants, rights or other commitments or agreements to acquire from such Person, or that obligates such Person to issue, any Capital Stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of Capital Stock of, or other equity or voting interest in, such Person, (iv) obligations of such Person to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment relating to any Capital Stock of, or other equity or voting interest (including any voting debt) in, such Person and (v) the Capital Stock of such Person.

(~~v~~x)   “Exchange” means the NASDAQ Global Market, the NASDAQ Global Select Market, The New York Stock Exchange, the NYSE MKT LLC or any of their respective successors.

(~~w~~y)   “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(~~x~~z)   “Excluded Stock” means: (i) shares of Common Stock issued by the Company in an event subject to, and for which the Conversion Price is subject to adjustment pursuant to, SECTION 5(~~f~~g)(i)(A); (ii) Option Securities or shares of Common Stock (including upon exercise of Option Securities) issued to Philip Falcone pursuant to the

Option agreement (the “Falcone Option Agreement”) dated May 21, 2014, by and between Mr. Falcone and the Company (as in effect on the Original Issue Date) or otherwise to any director, officer or employee pursuant to compensation arrangements approved by the Compensation Committee of the Board in good faith and otherwise permitted to be issued, or not prohibited, by any other provision of this Certificate of Designation; (iii) the issuance of shares of Common Stock upon conversion of the Preferred Shares or upon the exercise or conversion of Option Securities and Convertible Securities of the Company outstanding on the Original Issue Date or otherwise permitted to be issued, or not prohibited, by any other provision of this Certificate of Designation (including, for the avoidance of doubt, pursuant to the Falcone Option Agreement (as in effect on the Original Issue Date)); (iv) Common Stock that becomes issuable in connection with, or as a result of, accretions to the face amount of, or payments in kind with respect to, shares of Series A Preferred ~~Shares~~Stock, Option Securities and Convertible Securities of the Company outstanding on the Original Issue Date or otherwise permitted to be issued, or not prohibited, by any other provision of this Certificate of Designation (including, for the avoidance of doubt, pursuant to the Falcone Option Agreement (as in effect on the Original Issue Date) ~~and~~, (v) Common Stock that becomes issuable in connection with, or as a result of, accretions to the face amount of, or payments in kind with respect to, shares of Series ~~A~~A-1 Preferred Stock issued on the ~~Original~~Second Issue Date~~)~~ and shares of Series A-2 Preferred Stock issued on the Third Issue Date; (~~v~~vi) Option Securities (or Shares of Common Stock upon exercise of such Option Securities) issued to Robert M. Pons or Keith Hladek as referenced in the Company’s 8-K filed on May 23, 2014 and (~~vi~~vii) shares of Common Stock issued by the Company pursuant to the May 2014 Securities Purchase Agreement.

(~~y~~aa)   “Ex-Date” means the first date on which the Common Stock trades on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question from the Company or, if applicable, from the seller of the Common Stock on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market.

(~~z~~bb)   “Fair Market Value” means: (i) in the case of any Security that is either (a) listed on an Exchange or (b) an Actively Traded Security in the over-the-counter-market that represents equity in a Person with a market capitalization of at least $250,000,000 on each Trading Day in the preceding 60 day period prior to such date, the product of (a) (i) the sum of the Daily VWAP of a single unit of such Security for each of the 20 consecutive Trading Days immediately prior to such date, divided by (ii) 20, multiplied by (b) the number of units of such Security being valued, (ii) in the case of any Security that is not so listed or not an Actively Traded Security or any other property or asset (other than Cash Equivalents), the fair market value thereof (defined as the price that would be negotiated in an arms’ length transaction for cash between a willing buyer and willing seller, neither of which is acting under compulsion), as determined by a written opinion of a nationally recognized investment banking, appraisal, accounting or valuation firm that is not an Affiliate of the Company and is selected by the Company in good faith (provided that the Requisite Holders may object in writing to any such determination of Fair Market Value by such valuation expert once every four (4) Testing Periods and if the Requisite Holders object in writing to any such determination of Fair Market Value by such valuation expert an alternative binding valuation shall be performed by a nationally recognized investment banking, appraisal, accounting or valuation firm that is not an Affiliate of the Company and is selected by the Company and the Requisite Holders jointly, or if the Company and such Requisite Holders cannot jointly select such an alternative valuation expert within ten (10) Business Days of the Requisite Holders delivering to the Company a written notice objecting to the initial valuation, by a nationally recognized investment banking, appraisal, accounting or valuation firm that is not an Affiliate of the Company and is selected by one such valuation expert proposed by the Company and a second such valuation expert proposed by the Requisite Holders (it being understood that the Company shall be solely responsible for the payment of all of the fees and expenses of such alternative valuation expert) and (iii) in the case of Cash Equivalents, the face value thereof; provided that with respect to any Security of the type referred to in clause (ii) above, in no event shall the Fair Market Value thereof exceed the Company’s cost basis in such Security (taking into account adjustments made in respect of follow-on capital contributions and other similar investments) plus fifty percent (50%) of any appreciation as determined pursuant to the valuation provisions set forth above.

(~~aa~~cc)   “Governmental Entity” shall mean any United States or non-United States federal, state or local government, or any agency, bureau, board, commission, department, tribunal or instrumentality thereof or any court, tribunal, or arbitral or judicial body.

(~~bb~~dd)   “hereof”; “herein” and “hereunder” and words of similar import refer to this Certificate of Designation as a whole and not merely to any particular clause, provision, section or subsection.

(~~cc~~ee)   “Holders” means the holders of outstanding Preferred Shares and, except where expressly otherwise indicated, shares of Series A Preferred Stock and Series A-2 Preferred Stock as they appear in the records of the Company.

(~~dd~~ff)   “HRG Affiliates” means (a) Philip A. Falcone, (b) Harbinger Group, Inc. or any of its subsidiaries, (c) Harbinger Capital Partners LLC, Harbinger Capital Partners II LP or any limited partnership, limited liability company, corporation or other entity that controls, is controlled by, or is under common control with Harbinger Capital Partners LLC, Harbinger Capital Partners II LP or Philip A. Falcone.

(~~ee~~gg)   “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations promulgated thereunder.

(~~ff~~hh)   “Indebtedness” shall have the meaning set forth in the Loan Agreement (as in effect on the ~~date hereof~~Second Issue Date); provided, however, that Indebtedness shall not include:

(i)   Hedging obligations entered into in the ordinary course of business and not for speculative purposes or taking a “market view”;

(ii)   Indebtedness in respect of bid, performance or surety bonds issued in the ordinary course of business, including guarantees or obligations with respect to letters of credit supporting such bid, performance or surety obligations (in each case other than for an obligation for money borrowed and only so long as such bonds or letters of credit remain undrawn);

(iii)   Guarantees in respect of Indebtedness already taken into account for purposes hereof;

(iv)   Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within five Business Days of incurrence;

(v)   Indebtedness arising in connection with endorsement of instruments for deposit in the ordinary course of business;

(vi)   Indebtedness for advances of trade accounts payable received in the ordinary course of business on normal trade terms and not overdue by more than 60 days;

(vii)   Indebtedness incurred from and after the Second Issue Date not in excess of $750,000, in the aggregate;

(viii)   Purchase Money Obligations (as defined in the Loan Agreement (as in effect on the ~~date hereof~~Second Issue Date));

(ix)   interest and other fees and expenses accrued in the ordinary course on Indebtedness that is issued and outstanding on the ~~Second~~Third Issue Date ~~(including pursuant to the Loan Agreement)~~ and any interest and other fees accrued on any refinancing of such Indebtedness (including reasonable premiums, fees and expenses incurred in connection with such refinancing) in accordance with SECTION 9(a); or

(x)   any Contingent Obligations (as defined in the Loan Agreement (as in effect on the ~~date hereof~~Second Issue Date)) of the Company in respect of Indebtedness referred to in the foregoing clauses (i) through (ix).

(~~gg~~ii)   “Independent Director” means any director on the Board that is “independent” as defined in the applicable rules of the Exchange on which the Common Stock is listed (or if the Common Stock is not listed on an Exchange, as defined in NASDAQ Marketplace Rule 4200(a)(15)), and in all cases, other than any director that is employed by or an officer, director or manager of ~~a Harbinger~~an HRG Affiliate.

(~~hh~~jj)   “Investment” means, with respect to any Person, (1) any direct or indirect advance, loan or other extension of credit to another Person, (2) any capital contribution to another Person, by means of any transfer of cash or other property or in any other form, (3) any purchase or acquisition of Equity Interests, bonds, notes or other Indebtedness, or other instruments or securities issued by another Person, including the receipt of any of the above as consideration for the disposition of assets or rendering of services, or (4) any Guarantee of any obligation of another Person.

(~~ii~~kk)   “Issue Date” means, with respect to a Preferred Share, the date on which such share is first issued by the Company.

(~~jj~~ll)   “Liquidation Event” means (i) the voluntary or involuntary liquidation, dissolution or winding-up of the Company, (ii) the commencement by the Company of any case under applicable bankruptcy, insolvency or other similar laws now or hereafter in effect, including pursuant to Chapter 11 of the U.S. Bankruptcy Code, (iii) the consent to entry of an order for relief in an involuntary case under applicable bankruptcy, insolvency or other similar laws now or hereafter in effect, including pursuant to Chapter 11 of the U.S. Bankruptcy Code, and (iv) the consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or similar official of the Company, or any general assignment for the benefit of creditors.

(~~kk~~mm)   “Loan Agreement” means the Credit Agreement, dated as of September 22, 2014, among the Company, the Subsidiary Guarantors (as defined therein), the Lenders (as defined therein), and Jefferies Finance LLC, as arranger, as ~~bookmanager~~book manager and as documentation agent, syndication agent and administrative agent for the Lenders and as collateral agent for the Secured Parties.

(~~ll~~nn)   “Market Disruption Event” means the occurrence or existence for more than one half hour period in the aggregate on any scheduled Trading Day for the Common Stock (or Reference Property, to the extent applicable) of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the applicable Exchange or otherwise) in the Common Stock (or Reference Property, to the extent applicable) or in any options, contracts or future contracts relating to the Common Stock (or Reference Property, to the extent applicable), and such suspension or limitation occurs or exists at any time before 4:00 p.m. (New York City time) on such day.

(~~mm~~oo)   “May 2014 Purchasers” means the several “Purchasers” named in and party to the May 2014 Securities Purchase Agreement.

(~~nn~~pp)   “May 2014 Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated May 29, 2014, by and among the Company and the May 2014 Purchasers, as amended, supplemented or modified in accordance with its terms.

(~~oo~~qq)   “NAV Escrow Adjustment” means the total amount of any escrow proceeds actually received by the Company with respect to the existing escrow amounts of: BID $19,500,000, NAT tax liability $4,800,000, NAT PTI Sale $3,000,000 and NAT indemnification $6,450,000.

(~~pp~~rr)   “Net Asset Value” means, without duplication, the amount, valued twice per annum at June 30 and December 31 of each fiscal year (each a “Testing Period”) beginning December 31, 2014, equal to (A) the sum of (1) the cash and Cash Equivalents of the Company plus (2) the Fair Market Value of all Securities (other than Cash Equivalents) owned by the Company, including Securities issued by Subsidiaries of the Company (after taking into account the Company’s ownership percentage therein, the impact on such Fair Market Value of the cash, Cash Equivalents, preferred liquidation preferences, liabilities and indebtedness of such entities and the relative rights, preferences and privileges of the Company’s Securities and the other outstanding securities issued by such entities), less (B) all Indebtedness and other liabilities of the Company determined in accordance with GAAP, including those related to the Company’s investments to the extent not taken into account in the calculation of the Fair Market Value of such investments under clause (A)(2) above; provided that for such purposes, (i) the derivative attributable to the conversion feature in any series of preferred stock will not be considered a liability and (ii) the Accrued Value (as well as any accrued Dividends not yet added to the Accrued Value) of the Preferred Shares and the preference amount (including the accrued value and all accrued but unpaid dividends thereon not included in the accrued value) of any other Senior Securities or Parity Securities will be considered a ~~liability~~Indebtedness of the Company; provided, further that, solely for purposes of determining the Debt/NAV Ratio, the Indebtedness of the Company, the Company’s wholly-owned and, after taking into account the Company’s ownership percentage therein, Non-Wholly Owned Subsidiaries (as well as the liquidation preference of any preferred security ranking senior to the Company’s investment) shall be taken into account for purposes of determining “Debt” (i.e., the numerator) but not taken into account (i.e., added back) for purposes of determining Net Asset Value (i.e., the denominator).

(~~qq~~ss)   “Non-Wholly Owned Subsidiary” means any Subsidiary of the Company other than any Wholly Owned Subsidiary.

(~~rr~~tt)   “Option Securities” means options, warrants or other rights to purchase or acquire Common Stock, as well as stock appreciation rights, phantom stock units and similar rights whose value is derived from the value of the Common Stock.

(~~ss~~uu)   “Organizational Documents” means, with respect to any Person (other than an individual), (a) the certificate or articles of incorporation or organization and any joint venture, limited liability company, operating or partnership agreement and other similar documents adopted or filed in connection with the creation, formation or organization of such Person and (b) all by-laws, voting agreements and similar documents, instruments or agreements relating to the organization or governance of such Person, in each case, as amended, supplemented or modified in accordance with its terms.

(~~tt~~vv)   “Original Issue Date” means May 29, 2014, the first issue date of shares of Series A Preferred Stock.

(~~uu~~ww)   “Original Issue Date NAV” means the Base Original Issue Date NAV, as may be increased from time to time by the NAV Escrow Adjustment.

(~~vv~~xx)   “Permitted Payment” means any of the following:

(i)   The repurchase, redemption or other acquisition of any shares of Common Stock or Junior Securities solely out of the net proceeds of the issuance of, or in exchange for the issuance of, Common Stock;

(ii)   Restricted Payments not otherwise permitted hereby in an aggregate amount not to exceed $750,000;

(iii)   (a) repurchase of Equity Securities deemed to occur upon the exercise of stock options or warrants or upon the conversion or exchange of Equity Securities if the Equity Securities represent all or a portion of the exercise price thereof (or related withholding taxes) and (b) Restricted Payments to allow the payment of cash in lieu of the issuance of fractional shares upon the exercise of options or warrants or upon the conversion or exchange of Equity Securities in an aggregate amount under this clause (b) not to exceed $25,000.

(~~ww~~yy)   “Permitted Related Party Transactions” means any of the following:

(i)   the payment, by the Company or a Subsidiary, of reasonable and customary regular fees and compensation to, and reasonable and customary indemnification arrangements and similar payments to or on behalf of, directors of the Company or directors of such Subsidiary, respectively, who are not employees of the Company or such Subsidiary, respectively, and qualify as Independent Directors;

(ii)   any Permitted Payments or any Restricted Payments if permitted under Section 4(b);

(iii)   transactions or payments, including the issuance of Equity Securities pursuant to any employee, officer or director compensation or benefit plans or arrangements by the Company or a Subsidiary existing on the ~~Original~~Third Issue Date and listed on the Disclosure Schedule to the ~~September 2014~~January 2015 Securities Purchase Agreement, or approved by the Compensation Committee, by the Board of Directors (or any committee thereof) of such Subsidiary, after the ~~Original~~Third Issue Date, respectively;

(iv)   the issuance of common stock or junior Equity Securities of the Company or any Subsidiary via a rights offering or otherwise to all stockholders of the Company or such Subsidiary after the ~~Original~~Third Issue Date and to which the adjustment provision of SECTION 5(g) apply;

(v)   the entering into of any tax sharing agreement or arrangement or any other transactions with any Subsidiaries of the Company or among any Subsidiaries of the Company undertaken in good faith for the sole purpose of improving the tax efficiency of the Company and its Subsidiaries;

(vi)   the entering into of any information-sharing agreement or arrangement or any other transactions undertaken in good faith for the sole purpose of the preparation of financial statements and related financial information of the HRG Affiliates, the Company and its Subsidiaries.

(~~xx~~zz)   “Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government, any agency or political subdivisions thereof or other “Person” as contemplated by Section 13(d) of the Exchange Act.

(~~yy~~aaa)   “Preferred Director Number” means one (1); provided that (A) for so long as the Preferred Elected Director Condition continues to be satisfied, the percentage obtained by dividing the Preferred Director Number by the total number of directors on the Board shall be no more than 5% below such aggregate ownership percentage of the May 2014 Purchasers and their Affiliates and the September 2014 Purchasers and their Affiliates (e.g., if the May 2014 Purchasers and their Affiliates and the September 2014 Purchasers and their Affiliates own, in the aggregate, at least twenty percent (20%) of the outstanding Common Stock on an as converted basis (i.e. assuming conversion of the Preferred Shares~~,~~ and shares of Series A Preferred Stock and including through the ownership of Preferred Shares, Series A Preferred Stock or Common Stock but excluding through the ownership of Series A-2 Preferred Stock), the Preferred Director Number would be the lowest whole number that is equal to or in excess of 15% of the total number of directors on the Board) and (B) at any time following the occurrence and during the continuance of a Specified Breach Event, the Preferred Director Number shall be increased, if necessary, in order that the Preferred Director Number plus the number of Independent Directors on the Board shall equal more than 50% of the total number of directors on the Board.

(~~zz~~bbb)   “Preferred Elected Director Condition” means that the May 2014 Purchasers (and/or any of their Affiliates) and the September 2014 Purchasers (and/or any of their Affiliates) own, in the aggregate, at least (A) fifteen percent (15%) of the outstanding Common Stock on an as converted basis (i.e. assuming conversion of the Preferred Shares and shares of Series A Preferred Stock and including through the ownership of Preferred Shares, Series A Preferred Stock or Common Stock, but excluding through the ownership of Series A-2 Preferred Stock) and (B) eighty percent (80%) of the sum of (x) the aggregate number of Shares (as defined in the May 2014 Securities Purchase Agreement) issued to the May 2014 Purchasers on the Original Issue Date (determined on an as-converted to Common Stock basis) plus (y) ~~(x)~~ the aggregate number of Preferred Shares issued to the September 2014 Purchasers on the Second Issue Date (determined on an as-converted to Common Stock basis).

(~~aaa~~ccc)   “Preferred Shares” means the shares of Series A-1 Preferred Stock but shall exclude, for the avoidance of doubt, shares of Series A Preferred Stock and shares of Series A-2 Preferred Stock.

(~~bbb~~ddd)   “Public Float Hurdle” means, as of any relevant measurement date, that (i) the Common Stock is registered under the Exchange Act, (ii) the Common Stock is listed on an Exchange, (iii) the aggregate value of all outstanding Common Stock (based on the Thirty Day VWAP) is not less than $200,000,000 and (iv) the Public Market Capitalization is greater than 1.00x the aggregate value of the Common Stock issuable upon conversion of the Preferred Shares and any then outstanding Senior Securities or Parity Securities or “in-the-money” securities of the Company of the type described in clauses (ii) and (iii) of the definition of “Equity Securities” (calculated using the Thirty Day VWAP and the applicable conversion and exercise prices at such time).

(~~ccc~~eee)   “Public Market Capitalization” means, as of any relevant measurement date, all issued and outstanding shares of Common Stock, other than Common Stock being held or Beneficially Owned by (A) the HRG Affiliates, (B) the directors and executive officers of the Company or (C) any other Affiliate of the Company.

(~~ddd~~fff)   “Redemption Date” means the Maturity Date, any Optional Redemption Date or any Change of Control Payment Date, as applicable.

(~~eee~~ggg)   “Redemption Price” means with respect to each Preferred Share: (i) in connection with a redemption pursuant to SECTION 6(a), the Accrued Value plus all accrued and unpaid Dividends (to the extent not included in the Accrued Value, including, without limitation, accrued and unpaid Cash Dividends and accrued and unpaid Accreting Dividends for the then current Dividend Period), if any, on each Preferred Share to be redeemed, (ii) in connection with a redemption pursuant to SECTION 6(b), the sum of 150% of the Accrued Value plus all accrued and unpaid Dividends (to the extent not included in the Accrued Value, including, without limitation, accrued and unpaid Cash Dividends and accrued and unpaid Accreting Dividends for the then current Dividend Period), if any, on each Preferred Share to be redeemed (the “Standard Call Price”) (provided that if the Public Float Hurdle is not satisfied as of the Optional Redemption Date, the Redemption Price for such redemption pursuant to SECTION 6(b) shall equal the greater of (X) such Standard Call Price and (Y) the Thirty Day VWAP as of the date the Company gives the applicable notice of optional redemption under SECTION 6(b) multiplied by the number of shares of Common Stock into which the Preferred Share is convertible as of such date at the applicable Conversion Price) or (iii) in connection with a Change of Control, the Change of Control Payment Amount.

(~~fff~~hhh)   “Related Party Transaction” any transaction (or series of related transactions), arrangement or contract entered into, consummated, renewed, amended or extended between the Company or any Subsidiary of the Company, on the one hand, and any HRG Affiliate or other Affiliate of the Company (other than Subsidiaries of the Company), on the other hand, if such transaction, arrangement or contract involves payments or consideration in excess of $500,000 in the aggregate; provided that (i) the execution of a joinder to the Registration Rights Agreement (as defined in the ~~September 2014~~January 2015 Securities Purchase Agreement) by HRG Affiliates, (ii) the agreement granting information and access rights to the Company by Schuff International, Inc. substantially in the form previously provided to the Holders or (iii) the agreement granting information and access rights to HRG Affiliates by the Company substantially in the form previously provided to the holders shall not constitute a “Related Party Transaction”.

(~~ggg~~iii)   “Requisite Holders” means Holders (other than the Company, its employees, its Subsidiaries or any ~~Harbinger~~HRG Affiliates) owning more than 75% of the Regular Liquidation Preference of the issued and outstanding Preferred Shares and shares of Series A Preferred Stock and Series A-2 Preferred Stock, taken as a whole; provided that, for purposes of such calculation, the Preferred Shares and shares of Series A Preferred Stock and Series A-2 Preferred Stock held by the Company, its employees, its Subsidiaries or any ~~Harbinger~~HRG Affiliate shall be treated as not outstanding.

(~~hhh~~jjj)   “Restricted Payment” means (A) any dividend, distribution or other payment in respect of the Common Stock or any other Junior Securities (other than dividends or distributions referred to in SECTIONS 5(g)(i)(A) and 5(g)(i)(B)) or Equity Securities of a Subsidiary or the repurchase, redemption or other acquisition of any shares of Common Stock or any other Junior Securities (or setting aside funds for such purposes) or Equity Securities of a Subsidiary or (B) any dividend, distribution or other payment in respect of Parity Securities or the repurchase, redemption or other acquisition of any Parity Securities (or setting aside funds for such purposes) unless such dividend, distribution, payment, repurchase, redemption or other acquisition is made on a pro rata basis among the Preferred Shares and the Parity Securities in proportion to the amounts to which they are entitled.

(~~iii~~kkk)   “Second Issue Date” means September 22, 2014, the first issue date of the Series A-1 Preferred ~~Shares~~Stock.

(~~jjj~~lll)   “Securities” with respect to a Person means debt or equity securities issued by such Person or similar obligations of, or participations in, such Person.

(~~kkk~~mmm)   “September 2014 Purchasers” means the several “Purchasers” named in and party to the September 2014 Securities Purchase Agreement.

(~~lll~~nnn)   “September 2014 Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated September 22, 2014, by and among the Company and the September 2014 Purchasers, as amended, supplemented or modified in accordance with its terms.

(~~mmm~~ooo) “Series A Certificate of Designation” means the Certificate of Designation of the Series A Preferred Stock, as amended.

(~~nnn~~ppp) “Series A Preferred Stock” means the Series A Convertible Participating Preferred Stock of the Company, par value $0.001 per share.

(qqq)   “Series A/A-1 Requisite Holders” means Holders (other than the Company, its employees, its Subsidiaries or any HRG Affiliates) owning more than 75% of the Regular Liquidation Preference of the issued and outstanding Preferred Shares and shares of Series A Preferred Stock (but excluding shares of Series A-2 Preferred Stock), taken as a whole; provided that, for purposes of such calculation, the Preferred Shares and shares of Series A Preferred Stock held by the Company, its employees, its Subsidiaries or any HRG Affiliate shall be treated as not outstanding.

(~~ooo~~rrr)   “Series A-1 Requisite Holders” means holders of Preferred Shares (other than the Company, its employees, its Subsidiaries or any ~~Harbinger~~HRG Affiliates) owning more than 75% of the Regular Liquidation Preference of the issued and outstanding Preferred Shares; provided that, for purposes of such calculation, the Preferred Shares held by the Company, its employees, its Subsidiaries or any ~~Harbinger~~HRG Affiliate shall be treated as not outstanding.

(sss)   “Series A-2 Preferred Stock” means the Series A-2 Convertible Participating Preferred Stock of the Company, par value $0.001 per share.

(~~ppp~~ttt)   “Specified Percentage” means, until the third (3rd) anniversary of the Original Issue Date, 150%, and 100% thereafter.

(~~qqq~~uuu)   “Subsidiary” means with respect to any Person, any corporation, association or other business entity of which more than 50% of the outstanding Voting Stock is owned, directly or indirectly, by, or of which more than 50% of the economic value accrues to, or, in the case of a partnership, the sole general partner or the managing partner or the only general partners of which are, such Person and one or more Subsidiaries of such Person (or a combination thereof). Unless otherwise specified, “Subsidiary” means a Subsidiary of the Company.

(vvv)   “Third Issue Date” means January 5, 2015, the first issue date of shares of Series A-2 Preferred Stock.

(~~rrr~~www)   “Thirty Day VWAP” means, with respect to a security, the average of the Daily VWAP of such security for each day during a thirty (30) consecutive Trading Day period ending immediately prior to the date of determination. Unless otherwise specified, “Thirty Day VWAP” means the Thirty Day VWAP of the Common Stock.

(~~sss~~xxx)   “Trading Day” means any day on which (i) there is no Market Disruption Event and (ii) the Exchange on which the Common Stock (or Reference Property, to the extent applicable) is listed and is open for trading or, if the Common Stock (or Reference Property, to the extent applicable) is not so listed, admitted for trading or quoted, any Business Day. A Trading Day only includes those days that have a scheduled closing time of 4:00 p.m. (New York City time) or the then standard closing time for regular trading on the relevant exchange or trading system.

(~~ttt~~yyy)   “U.S. Government Obligations” means obligations issued or directly and fully guaranteed or insured by the United States of America or by any agent or instrumentality thereof, provided that the full faith and credit of the United States of America is pledged in support thereof.

(~~uuu~~zzz)   “Voting Power” means either (a) the power to elect, designate or nominate directors to the Board, or (b) vote (as Common Stock or together with Common Stock) on matters to be voted on or consented to by the Common Stock through the ownership of Voting Stock, by contract or otherwise.

(~~vvv~~aaaa)   “Voting Stock” means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

(~~www~~bbbb)   “Wholly Owned Subsidiary” means any Subsidiary of a Person of which such Person owns, either directly or indirectly, 100% of the commons stock or other common equity interests of such Subsidiary (excluding qualifying shares held by directors).

SECTION 11.   Miscellaneous. For purposes of this Certificate of Designation, the following provisions shall apply:

(a)   Share Certificates. If any certificates representing Preferred Shares shall be mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and in substitution for and upon cancellation of the mutilated certificate, or in lieu of and substitution for the lost, stolen or destroyed certificate, a new Preferred Share certificate of like tenor and representing an equivalent number of Preferred Shares, but only upon receipt of evidence of such loss, theft or destruction of such certificate and indemnity by the holder thereof, if requested, reasonably satisfactory to the Company.

(b)   Status of Cancelled Shares. Preferred Shares which have been converted, redeemed, repurchased or otherwise cancelled shall be retired and, following the filing of any certificate required by the DGCL, have the status of authorized and unissued shares of Preferred Stock, without designation as to series, until such shares are once more designated by the Board as part of a particular series of Preferred Stock of the Company.

(c)   Severability. If any right, preference or limitation of the Series A-1 Preferred Stock set forth in this Certificate of Designation is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this Certificate of Designation which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

(d)   Remedies.

(i)   The Company acknowledges that the obligations imposed on it in this Certificate of Designation are special, unique and of an extraordinary character, and irreparable damages, for which money damages, even if available, would be an inadequate remedy, would occur in the event that the Company does not perform the provisions of this Certificate of Designation in accordance with its specified terms or otherwise breaches such provisions. The Holders of Preferred Stock shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Certificate of Designation and to seek to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled, at law or in equity, including without limitation money damages.

(e)   Renunciation under DGCL Section 122(17). Pursuant to Section 122(17) of the Delaware General Corporation Law, the Company renounces any interest or expectancy of the Company in, or being offered an opportunity to participate in, business opportunities that are presented to one or more of the Preferred Elected Directors, in each case other than any business opportunities that are presented to any such Preferred Elected Director solely in his or her capacity as a director of the Company.

(f)   Headings. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

(g)   Notices. All notices or communications in respect of Preferred Stock shall be in writing and shall be deemed delivered (a) one (1) Business Day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, (b) on the date of delivery if delivered personally, or (c) if by facsimile, upon written confirmation of receipt by facsimile. Notwithstanding the foregoing, if Preferred Stock is issued in book-entry form through The Depository Trust Company or any similar facility, such notices may be given to the beneficial holders of Preferred Stock in any manner permitted by such facility.

(h)   Other Rights. The shares of Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Certificate of Incorporation or as provided by applicable law and regulation.

(i)   Series A-1 Requisite Holders; Requisite Holders. Notwithstanding anything to the contrary contained herein, any consent, waiver, vote, decision, election or action required or permitted to be taken hereunder by (i) the ~~holders~~Holders of the Preferred Shares as a group (i.e., as opposed to by a specified Holder) shall require the approval or action, as applicable, of the Series A-1 Requisite Holders and (ii) the Holders of the Preferred Shares and shares of Series A Preferred Stock and Series A-2 Preferred Stock as a group shall require the approval or action, as applicable, of the Requisite Holders and, in each case, after such approval or action, shall be binding on all such Holders.

~~[Rest of page intentionally left blank.]~~

~~IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be executed by a duly authorized officer of the Company as of September 22, 2014.~~

~~HC2 HOLDINGS, INC.~~

~~By:~~	~~/s/ Mesfin Demise~~
	~~Name:~~	~~Mesfin Demise~~
	~~Title:~~	~~Chief Financial Officer~~

~~[SIGNATURE PAGE TO CERTIFICATE OF DESIGNATION]~~

EXHIBIT E

AMENDED AND RESTATED CERTIFICATE OF DESIGNATION
OF
SERIES A-2 CONVERTIBLE PARTICIPATING PREFERRED STOCK
OF
HC2 HOLDINGS, INC.

The undersigned, Keith M. Hladek, the Chief Operating Officer of HC2 Holdings, Inc. (including any successor in interest, the “Company”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify, in accordance with Sections 103, 141 and ~~151~~242 of the DGCL~~, that the following resolutions were duly adopted by its Board of Directors (the “Board”) on January 5, 2015~~ as follows:

~~WHEREAS, the~~A.   The Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), authorizes 20,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), issuable from time to time in one or more series~~;~~.

~~WHEREAS, the~~B.   The Certificate of Incorporation authorizes the Board of Directors (the “Board”) to provide by resolution for the issuance of the shares of Preferred Stock in one or more series, the number of shares in each series, the voting powers, if any, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof~~;~~.

~~WHEREAS, the~~C.   The Board ~~desires~~, pursuant to its authority as aforesaid, ~~to designate a new~~designated a series of Preferred Stock, par value $0.001 per share, as the Series A-2 Convertible Participating Preferred Stock, by resolution dated January 5, 2015.

D.   The Company, in accordance with Sections 103 and 151 of the DGCL, filed a certificate of designation on January 5, 2015 with the Secretary of State of the State of Delaware to set the number of shares constituting ~~such series~~ the Series A-2 Convertible Participating Preferred Stock, and the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof (in effect as of the date hereof, “Certificate of Designation”).

~~NOW, THEREFORE, BE IT RESOLVED, that the Board hereby designates a new series of Preferred Stock, consisting of the number of shares set forth herein, with the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions relating to such series as follows:~~

E.   14,000 shares of the Company’s Series A-2 Convertible Participating Preferred Stock are issued and outstanding as of the date hereof.

F.   This Amended and Restated Certificate of Designation of Series A-2 Convertible Participating Preferred Stock has been duly adopted and approved by the Board in accordance with the provisions of Sections 141 and 242 of the DGCL.

G.   This Amended and Restated Certificate of Designation of Series A-2 Convertible Participating Preferred Stock has been duly adopted and approved by the Requisite Holders (under and as defined in the Certificate of Designation) and the Series A-2 Requisite Holders (under and as defined in the Certificate of Designation).

H.   This Amended and Restated Certificate of Designation of Series A-2 Convertible Participating Preferred Stock has been duly adopted and approved by the stockholders of the Company in accordance with the provisions of Sections 228 and 242 of the DGCL.

I.   The text of the Certificate of Designation is hereby amended and restated to read as set forth herein in full:

SECTION 1.   NUMBER; DESIGNATION; RANK.

(a)   This series of convertible participating preferred stock is designated as the “Series A-2 Convertible Participating Preferred Stock” (the “Series A-2 Preferred Stock”). The number of shares constituting the Series A-2 Preferred Stock is 14,000 shares, par value $0.001 per share.

(b)   The Series A-2 Preferred Stock ranks, with respect to the payment of dividends, redemption payments, rights (including as to the distribution of assets) upon liquidation, dissolution or winding-up of the Company or otherwise:

(i)   senior in preference and priority to the Common Stock and each other class or series of Capital Stock of the Company, except for (x) any class or series of Capital Stock hereafter issued in compliance with the terms hereof and the terms of which expressly provide that it will rank senior to or on parity, without preference or priority, with the Series A-2 Preferred Stock with respect to the payment of dividends, redemption payments, rights (including as to the distribution of assets) upon liquidation, dissolution or winding-up of the Company, or otherwise (collectively with the Common Stock, the “Junior Securities”), (y) the shares of Series A Preferred Stock and (z) the shares of Series A-1 Preferred Stock;

(ii)   on parity, without preference and priority, with the Series A Preferred Stock, the Series A-1 Preferred Stock and each other class or series of Capital Stock of the Company hereafter issued in compliance with the terms hereof and the terms of which expressly provide that it will rank on parity, without preference or priority, with the Series A-2 Preferred Stock with respect to the payment of dividends, redemption payments, rights (including as to the distribution of assets) upon liquidation, dissolution or winding-up of the Company, or otherwise (collectively, the “Parity Securities”); and

(iii)   junior in preference and priority to each other class or series of Preferred Stock or any other Capital Stock of the Company hereafter issued in compliance with the terms hereof and the terms of which expressly provide that it will rank senior in preference or priority to the Series A-2 Preferred Stock with respect to the payment of dividends, redemption payments, rights (including as to the distribution of assets) upon liquidation, dissolution or winding-up of the Company or otherwise (collectively, “Senior Securities”).

SECTION 2.   DIVIDENDS.

(a)   Cash Dividends. Holders shall be entitled to receive, out of funds legally available for the payment of dividends to the Company’s stockholders under Delaware law, on each Preferred Share, cumulative cash dividends which accrue daily at a per annum rate of 7.50% on the Accrued Value of such Preferred Share (“Cash Dividends”). Such Cash Dividends shall begin to accrue and be cumulative from the Issue Date. Cash Dividends shall be payable quarterly with respect to each Dividend Period in arrears on the first Dividend Payment Date after such Dividend Period. If and to the extent that the Company does not for any reason (including because there are insufficient funds legally available for the payment of dividends) pay the entire Cash Dividend payable for a particular Dividend Period in cash on the applicable Dividend Payment Date for such period (whether or not there are funds of the Company legally available for the payment of dividends to the Company’s stockholders under Delaware law or such dividends are declared by the Board), during the period in which such Cash Dividend remains unpaid, an additional accreting dividend (the “Cash Accretion Dividends”) shall accrue and be payable at an annual rate equal to the Dividend Rate on the amount of the unpaid Cash Dividend through the daily addition of such Cash Accretion Dividends to the Accrued Value (whether or not such Cash Accretion Dividends are declared by the Board and whether or not there are funds legally available for the payment of dividends to the Company’s stockholders under Delaware law).

(b)   Accreting Dividends. In addition to the Cash Dividend, for each Dividend Period beginning on or after the Issue Date, the Holders shall be entitled to receive on each Preferred Share additional dividends at the per annum rates set forth in this SECTION 2(b) (the “Basic Accreting Dividends” and, together with the Cash Accretion Dividends, the Participating Accretion Dividends and the In-Kind Participating Dividends, the “Accreting Dividends”; the Accreting Dividends, together with the Cash Dividend and the Participating Dividends, the “Dividends”). Basic Accreting Dividends shall accrue and be cumulative from the Issue Date. Basic Accreting Dividends shall be payable quarterly with respect to each Dividend Period in arrears on the first Dividend Payment Date after such Dividend Period by the addition of such amount to the Accrued Value, whether or not declared by the Board and whether or not there are funds legally available for the payment of dividends to the Company’s stockholders under Delaware law. Such Basic Accreting Dividend for any Dividend Period shall be at a per annum rate (the “Accreting Dividend Rate”) determined as follows:

(i)   If Net Asset Value as of the last day of any Dividend Period is less than 120% of Original Issue Date NAV, a per annum rate of 4.00% of the Accrued Value for the next succeeding Dividend Period;

(ii)   If Net Asset Value as of the last day of any Dividend Period is equal to or greater than 120% and less than or equal to 140% of Original Issue Date NAV, a per annum rate of 2.00% of the Accrued Value for the next succeeding Dividend Period; and

(iii)   If Net Asset Value as of the last day of any Dividend Period is greater than 140% of Original Issue Date NAV, no additional per annum rate for the next succeeding Dividend Period;

provided, however, that notwithstanding anything to the contrary contained herein, the Accreting Dividend Rate shall be 7.25% of the Accrued Value during any portion of any Dividend Period during which any of the following is true: (w) the Daily VWAP for the immediately preceding trading day was less than $1.00 (as adjusted for stock splits, stock dividends, stock combinations and similar events), (x) the Common Stock is not registered under Section 12(b) of the Exchange Act, (y) the Common Stock is not listed on an Exchange or (z) the Company is delinquent in the payment of any Cash Dividends; provided, that the Company’s failure to comply with requirements (y) and (z) above will not trigger the increased Accreting Dividend Rate during the first year after the Original Issue Date.

(c)   Participating Cash Dividends. If the Company declares, makes or pays any cash dividend or distribution in respect of the Common Stock (a “Common Dividend”), each Holder shall receive a dividend (in addition to the Dividends provided for by SECTION 2(a) and SECTION 2(b)) in respect of each Preferred Share held thereby, in an amount equal to the product of (x) the amount of such Common Dividend paid per share of Common Stock, multiplied by (y) the number of shares of Common Stock issuable if such Preferred Share had been converted into shares of Common Stock immediately prior to the record date for such Common Dividend (such amount per share of Preferred Stock, the “Participating Cash Dividend”). Participating Cash Dividends shall be payable to Holders on the record date for such Common Dividend at the same time and in the same manner as the Common Dividend triggering such Participating Cash Dividend is paid. If and to the extent that the Company does not for any reason pay the entire Participating Cash Dividend when the Common Dividend is paid to the holders of Common Stock, during the period in which such Participating Cash Dividend remains unpaid, an additional accreting dividend (the “Participating Accretion Dividends”) shall accrue and be payable at an annual rate equal to the Dividend Rate on the amount of the unpaid Participating Cash Dividend through the daily addition of such Participating Accretion Dividends to the Accrued Value (whether or not such Participating Accretion Dividends are declared by the Board and whether or not there are funds legally available for the payment of dividends to the Company’s stockholders under Delaware law).

(d)   In-Kind Participating Dividends. If the Company distributes shares of its Capital Stock, evidences of its indebtedness or other assets, securities or property, in respect of the Common Stock (an “In-Kind Common Dividend”), including without limitation any spin-off of one or more subsidiaries or businesses of the Company but excluding: (I) dividends or distributions referred to in SECTIONS 5(g)(i)(A) and 5(g)(i)(B); and (II) cash dividends with respect to which Holders are entitled to Participating Cash Dividends, then the Holders shall receive in such distribution or other transaction, at the same time and in the same manner as holders of Common Stock, the same type and amount of consideration (the “In-Kind Participating Dividend” and, collectively with the Participating Cash Dividend, the “Participating Dividends”) as Holders would have received if, immediately prior to the record date of such In-Kind Common Dividend, they had held the number of shares of Common Stock issuable upon conversion of the Preferred Shares. To the extent that the Company establishes or adopts a stockholder rights plan or agreement (i.e., a “poison pill”), the Company shall ensure that the Holders will receive, as an In-Kind Participating Dividend, rights under the stockholder rights plan or agreement with respect to any shares of Common Stock that at the time of such distribution would be issuable upon conversion of the Preferred Shares. If and to the extent that the Company does not for any reason pay the entire In-Kind Participating Dividend when the In-Kind Common Dividend is paid to the holders of Common Stock, during the period in which such In-Kind Participating Dividend remains unpaid, an additional accreting dividend (the “In-Kind Accretion Dividends”) shall accrue and be payable at an annual rate equal to the Dividend Rate on the amount of the unpaid In-Kind Participating Dividend through the daily addition of such In-Kind Accretion Dividends to the Accrued Value (whether or not such In-Kind Accretion Dividends are declared by the Board and whether or not there are funds legally available for the payment of dividends to the Company’s stockholders under Delaware law).

(e)   Dividends (other than Participating Dividends) payable on the Series A-2 Preferred Stock in respect of any Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of Dividends (other than Participating Dividends) payable on the Series A-2 Preferred Stock on any date prior to the end of a Dividend Period, and for the initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.

(f)   Cash Dividends and Accreting Dividends that are payable on Series A-2 Preferred Stock on any Dividend Payment Date will be payable to Holders of record on the applicable record date, which shall be the fifteenth (15th) calendar day before the applicable Dividend Payment Date, or, with respect to any Cash Dividends not paid on the scheduled Dividend Payment Date therefor, such record date fixed by the Board (or a duly authorized committee of the Board) that is not more than sixty (60) nor less than ten (10) days prior to such date on which such accrued and unpaid Cash Dividends are to be paid (each such record date, a “Dividend Record Date”). Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day.

(g)   The quarterly dividend periods with respect to Cash Dividends and Accreting Dividends shall commence on and include January 1, April 1, July 1 and October 1 (other than the initial Dividend Period, which shall commence on and include the Issue Date) and shall end on and include the last calendar day of the calendar quarter ending March 31, June 30, September 30 and December 31 preceding the next Dividend Payment Date (a “Dividend Period”).

SECTION 3.   LIQUIDATION PREFERENCE.

(a)   Upon any Liquidation Event, each Preferred Share entitles the Holder thereof to receive and to be paid out of the assets of the Company legally available for distribution to the Company’s stockholders, before any distribution or payment may be made to a holder of any Junior Securities, an amount in cash per share equal to the greater of: (i) the sum of (A) the Specified Percentage of the Accrued Value, plus (B) all accrued and unpaid Dividends (including, without limitation, accrued and unpaid Cash Dividends and accrued and unpaid Accreting Dividends for the then current Dividend Period), if any, on such share to the extent not included in the Accrued Value (such sum, after the Specified Percentage multiplier and as adjusted, the “Regular Liquidation Preference”) and (ii) an amount equal to the amount the Holder of such share would have received upon such Liquidation Event had such Holder converted such Preferred Share into Common Stock (or Reference Property, to the extent applicable) immediately prior thereto (such greater amount, the “Liquidation Preference”).

(b)   If upon any such Liquidation Event, the assets of the Company legally available for distribution to the Company’s stockholders are insufficient to pay the Holders the full Liquidation Preference and the holders of all Parity Securities the full liquidation preferences to which they are entitled, the Holders and the holders of such Parity Securities will share ratably in any such distribution of the assets of the Company in proportion to the full respective amounts to which they are entitled.

(c)   After payment to the Holders of the full Liquidation Preference to which they are entitled, the Holders as such will have no right or claim to any of the assets of the Company.

(d)   The value of any property not consisting of cash that is distributed by the Company to the Holders will equal the Fair Market Value thereof on the date of distribution.

(e)   No holder of Junior Securities shall receive any cash upon a Liquidation Event unless the entire Liquidation Preference in respect of the Preferred Shares has been paid in cash. To the extent that there is insufficient cash available to pay the entire Liquidation Preference in respect of the Preferred Shares and any liquidation preference in respect of Parity Securities in full in cash upon a Liquidation Event, the Holders and the holders of such Parity Securities will share ratably in any cash available for distribution in proportion to the full respective amounts to which they are entitled upon such Liquidation Event.

SECTION 4.   AS-CONVERTED VOTING RIGHTS; CERTAIN CONSENT RIGHTS.

(a)   The Holders are entitled to vote on all matters on which the holders of shares of Common Stock are entitled to vote and, except as otherwise provided herein or by law, the Holders shall vote together with the holders of shares of Common Stock as a single class. As of any record date or other determination date, each Holder shall be entitled to the number of votes such Holder would have had if all Preferred Shares held by such Holder on such date had been converted into shares of Common Stock immediately prior thereto, except that, in the event that any Holder would be required to file any Notification and Report Form pursuant to the HSR Act as a result of the receipt of any Accreting Dividends by such Holder, the voting rights of such Holder pursuant to this Section 4(a) shall not be increased as a result of such Holder’s receipt of such Accreting Dividends unless and until such Holder and the Company shall have made their respective filings under the HSR Act and the applicable waiting period shall have expired or been terminated in connection with such filings. The Company shall make all required filings and reasonably cooperate with and assist such Holder in connection with the making of such filing and obtaining the expiration or termination of such waiting period and shall be reimbursed by such Holder for any reasonable and documented out-of-pocket costs incurred by the Company in connection with such filings and cooperation.

(b)   In addition to the voting rights provided for by SECTION 4(a) and any voting rights to which the Holders may be entitled to under law, for so long as any Preferred Shares, shares of Series A Preferred Stock or shares of Series A-1 Preferred Stock are outstanding, the Company may not, directly or indirectly, take any of the following actions (including by means of merger, consolidation, reorganization, recapitalization or otherwise) without the prior written consent of the Requisite Holders:

(i)   amend the Certificate of Incorporation (excluding for this purpose this Certificate of Designation) or the By-Laws of the Company (including by means of merger, consolidation, reorganization, recapitalization or otherwise), in each case, in a manner adverse to the Holders;

(ii)   authorize, create or issue any (x) Senior Securities or any debt securities convertible into or exchangeable for Equity Securities; (y) Parity Securities or (z) any voting securities providing the holders thereof voting or board designation or appointment rights that are disproportionate to such holders’ fully diluted ownership of the Common Stock;

(iii)   (a) authorize or effect the commencement by the Company of any case under applicable bankruptcy, insolvency or other similar laws now or hereafter in effect, including pursuant to Chapter 11 of the U.S. Bankruptcy Code, (b) consent to entry of an order for relief in an involuntary case under applicable bankruptcy, insolvency or other similar laws now or hereafter in effect, including pursuant to Chapter 11 of the U.S. Bankruptcy Code, or (c) consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or similar official of the Company, or any general assignment for the benefit of creditors;

(iv)   incur, or permit any Subsidiary to incur, any Indebtedness not otherwise permitted by the terms of SECTION 9(a);

(v)   enter into, consummate, adopt, approve, establish or amend any Related Party Transaction (including any agreements or arrangements with HRG Affiliates relating to corporate opportunities and including all amendments, waivers and consents relating to any agreements and arrangements subject to this clause (vi)) (other than a Permitted Related Party Transaction, in either case, that has not been approved by a committee of the Board consisting solely of Independent Directors and, at all times that there is a Preferred Elected Director, not less than one Preferred Elected Director;

(vi)   make, or permit any of its Subsidiaries to make, any Restricted Payments other than (A) the purchase of Equity Securities held by officers, directors, employees, consultants or independent contractors or former officers, directors, employees, consultants or independent contractors (or their estates or beneficiaries under their estates), upon death, disability, retirement, severance or other termination of employment provided that the aggregate cash consideration paid therefor in any twelve-month period after the Original Issue Date does not exceed an aggregate amount of (I) $250,000 with respect to the Company and its Wholly Owned Subsidiaries, taken together, and (II) $250,000 with respect to any Non-Wholly Owned Subsidiary of the Company, taken together with all Wholly Owned Subsidiaries of such Non-Wholly Owned Subsidiary, (B) dividends and distributions by Non-Wholly owned Subsidiaries made in accordance with the Organizational Documents of such Non-Wholly Owned Subsidiaries, (C) dividends and distributions to the Company or its Wholly Owned Subsidiaries and (D) Permitted Payments;

(vii)   create a new Subsidiary of the Company not in existence on the Third Issue Date for the primary purpose of issuing Equity Securities of such Subsidiary or incurring Debt the proceeds of which will, directly or indirectly, be used to make dividends or other distributions or payments of cash to holders of the Company’s Capital Stock other than the Holders; provided, that for the avoidance of doubt, the foregoing shall not prohibit dividends or other distributions to the Company;

(viii)   effect any voluntary deregistration under the Exchange Act or voluntary delisting with any Exchange in respect to the Common Stock other than in connection with a Change of Control transaction pursuant to which the Company satisfies in full (in cash with respect to payment obligations) all of its obligations under SECTION 6(c); or

(ix)   agree to do, directly or indirectly, any of the foregoing actions set forth in clauses (i) through (viii), unless such agreement expressly provides that the Company’s obligation to undertake any of the foregoing is subject to the prior approval of the Requisite Holders.

(c)   In addition to the voting rights provided for by SECTION 4(a), SECTION 4(b) and any voting rights to which the Holders may be entitled to under law, for so long as any Preferred Shares are outstanding, the Company may not, directly or indirectly, take any of the following actions (including by means of merger, consolidation, reorganization, recapitalization or otherwise) without the prior written consent of the Series A-2 Requisite Holders:

(i)   amend, repeal, alter or add, delete or otherwise change the powers, preferences, rights or privileges of the Series A-2 Preferred Stock;

(ii)   authorize or issue any shares of Series A-2 Preferred Stock other than to the January 2015 Purchasers pursuant to SECTION 2 of the January 2015 Securities Purchase Agreement, or effect any stock split or combination, reclassification or similar event with respect to the Series A-2 Preferred Stock; or

(iii)   agree to do, directly or indirectly, any of the foregoing actions set forth in clauses (i) or (ii), unless such agreement expressly provides that the Company’s obligation to undertake any of the foregoing is subject to the prior approval of the Series A-2 Requisite Holders.

(d)   Notwithstanding anything to the contrary contained in this SECTION 4, the Company may not, directly or indirectly, take any action otherwise approved pursuant to Section 4(b) if such action would have a materially adverse and disproportionate effect on the powers, preferences, rights, limitations, qualifications and restrictions or privileges of any Holder with respect to any shares of Series A-2 Preferred Stock held by any Holder, without the prior approval of such Holder.

(e)   Written Consent. Any action as to which a class vote of the holders of Preferred Stock, or the holders of Preferred Stock and Common Stock voting together, is required pursuant to the terms of this Certificate of Designation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Company.

SECTION 5.   CONVERSION.   EACH PREFERRED SHARE IS CONVERTIBLE INTO SHARES OF COMMON STOCK (OR REFERENCE PROPERTY, TO THE EXTENT APPLICABLE) AS PROVIDED IN THIS SECTION 5.

(a)   Conversion at the Option of Holders of Series A-2 Preferred Stock. Subject to SECTION 5(b) hereof, each Holder is entitled to convert, at any time and from time to time, at the option and election of such Holder, any or all outstanding Preferred Shares held by such Holder and receive therefor the property described in SECTION 5(d) upon such conversion. In order to convert Preferred Shares into shares of Common Stock (or Reference Property, to the extent applicable), the Holder must surrender the certificates representing such Preferred Shares at the office of the Company’s transfer agent for the Series A-2 Preferred Stock (or at the principal office of the Company, if the Company serves as its own transfer agent), together with (x) written notice that such Holder elects to convert all or part of the Preferred Shares represented by such certificates as specified therein, (y) a written instrument or instructions of transfer or other documents and endorsements reasonably acceptable to the transfer agent or the Company, as applicable (if reasonably required by the transfer agent or the Company, as applicable), and (z) funds for any stock transfer, documentary, stamp or similar taxes, if payable by the Holder pursuant to SECTION 5(f)(i). Except as provided in SECTION 5(b) and in SECTION 5(c), the date the transfer agent or the Company, as applicable, receives such certificates, together with such notice and any other documents and amounts required to be paid by the Holder pursuant to this SECTION 5, will be the date of conversion (the “Conversion Date”).

(b)   Conversion at the Option of the Company. Beginning on the third (3rd) anniversary of the Original Issue Date, the Company shall have the right, at its option, to cause all shares of Series A-2 Preferred Stock to be automatically converted (without any further action by the Holder and whether or not the certificates representing the Preferred Shares are surrendered), in whole but not in part, into the property described in SECTION 5(d) within five (5) Business Days of any day (the “Forced Conversion Trigger Date”) on which all of the Company Conversion Conditions are satisfied from time to time. The Company may exercise its option under this SECTION 5(b) by providing the Holders with a written notice, which notice shall specify that the Company is exercising the option contemplated by this SECTION 5(b), the Forced Conversion Trigger Date and the Conversion Date on which the conversion shall occur (which Conversion Date shall be not less than ten (10) Business Days following the date such notice is provided to the Holders); provided that, once delivered, such notice shall be irrevocable, unless the Company obtains the written consent of the Series A-2 Requisite Holders. For the avoidance of doubt, (x) the Holders shall continue to have the right to convert their Preferred Shares pursuant to SECTION 5(a) until and through the Conversion Date contemplated in this SECTION 5(b) and (y) if any Preferred Shares are converted pursuant to SECTION 5(a), such Preferred Shares shall no longer be converted pursuant to this SECTION 5(b) and the Company’s notice delivered to the Holders pursuant to this SECTION 5(b) shall automatically terminate with respect to such Preferred Shares. Notwithstanding the foregoing, any notice delivered by the Company under this SECTION 5(b) in accordance with SECTION 11(g) shall be conclusively presumed to have been duly given at the time set forth therein, whether or not such Holder of Preferred Shares actually receives such notice, and neither the failure of a Holder to actually receive such notice given as aforesaid nor any immaterial defect in such notice shall affect the validity of the proceedings for the conversion of the Preferred Shares as set forth in this SECTION 5(b). The Company shall issue a press release for publication on the Dow Jones News Service or Bloomberg Business News (or if either such service is not available, another broadly disseminated news or press release service selected by the Company) prior to the opening of business on the first Business Day following any date on which the Company provides notice to Holders pursuant to this SECTION 5(b) announcing the Company’s election to convert Preferred Shares pursuant to this SECTION 5(b).

(c)   Automatic Conversion on Maturity Date. In the event that any Holder has not elected to have its Preferred Shares redeemed by the Company on the Maturity Date (as defined herein) pursuant to SECTION 6(a), then such Holder’s Preferred Shares shall be automatically converted (without any further action by the Holder and whether or not the certificates representing the Preferred Shares are surrendered), in whole and not in part, into the property described in SECTION 5(d), effective as of the Maturity Date, which shall be deemed to be the “Conversion Date” for purposes of this SECTION 5(c). As promptly as practicable (but in no event more than five (5) Business Days) following the Maturity Date, the Company shall deliver a notice to any Holder whose Preferred Shares have been converted by the Company pursuant to this SECTION 5(c), informing such Holder of the number of shares of Common Stock into which such Preferred Shares have been converted, together with certificates evidencing such shares of Common Stock. Notwithstanding the foregoing, any notice delivered by the Company in compliance with this SECTION 5(c) shall be conclusively presumed to have been duly given, whether or not such Holder of Preferred Shares actually receives such notice, and neither the failure of a Holder to actually receive such notice given as aforesaid nor any immaterial defect in such notice shall affect the validity of the proceedings for the conversion of the Preferred Shares as set forth in this SECTION 5(c). The Company shall issue a press release for publication on the Dow Jones News Service or Bloomberg Business News (or if either such service is not available, another broadly disseminated news or press release service selected by the Company) prior to the opening of business on the first Business Day following the Maturity Date announcing the aggregate number of Preferred Shares being converted pursuant to this SECTION 5(c) and the number of shares of Common Stock issuable in connection therewith, as well as the aggregate number of Preferred Shares redeemed on the Maturity Date and the purchase price paid by the Company therefor.

(d)   Amounts Received Upon Conversion. Upon a conversion of Preferred Shares pursuant to SECTION 5(a), (b) or (c), the Holder of such converted Preferred Shares shall receive in respect of each Preferred Share:

(i)   a number of shares of Common Stock (or Reference Property, to the extent applicable) equal to the amount (the “Conversion Amount”) determined by dividing (A) the Accrued Value for the Preferred Share to be converted by (B) the Conversion Price in effect at the time of conversion; provided that, notwithstanding the foregoing, if the Company has elected to convert all Preferred Shares pursuant to SECTION 5(b) and the Public Float Hurdle is not met on the Forced Conversion Trigger Date, then each Holder may elect, by delivery of a notice to the Company no later than the close of business on the Business Day immediately prior to the Conversion Date, to receive, in lieu of Common Stock (or Reference Property, to the extent applicable), cash equal to the Conversion Amount multiplied by the Thirty Day VWAP as of the close of business on the Business Day immediately preceding the Conversion Date, which cash amount shall be delivered to the electing Holders within forty-five (45) calendar days of the date that the last Holder electing to receive cash pursuant to this SECTION 5(d)(i) has provided the Company with notice thereof;

(ii)   cash in an amount equal to the amount of any accrued but unpaid Cash Dividends and Participating Cash Dividends (to the extent not included in the Accrued Value) on the Preferred Shares being converted; provided that, to the extent the Company is prohibited by law or by contract from paying such amount, then the Company shall provide written notice to the applicable Holder of such inability to pay, and at the written election of the Holder (which written election shall be delivered to the Company within five (5) Business Days of receipt of such written notice from the Company), the Company shall either pay such amount as soon as payment is no longer so prohibited or issue Common Stock (or Reference Property, to the extent applicable) in the manner specified in SECTION 5(d)(i) as if the amount of such accrued but unpaid Cash Dividends and Participating Cash Dividends were added to the Accrued Value (it being understood that any such Cash Dividends that are not timely paid upon conversion as a result of this proviso will be deemed to be overdue and delinquent for purposes of calculating Cash Accretion Dividends pursuant to SECTION 2(a) hereunder until paid in full in cash);

(iii)   a number of shares of Common Stock (or Reference Property, to the extent applicable) equal to the amount determined by dividing (A) the amount of any accrued but unpaid Accreting Dividends (to the extent not included in the Accrued Value) on the Preferred Shares being converted by (B) the Conversion Price in effect at the time of Conversion; and

(iv)   any accrued and unpaid In-Kind Participating Dividends. Notwithstanding the foregoing, in the event any Holder would be required to file any Notification and Report Form pursuant to the HSR Act as a result of the conversion of any Preferred Shares into the property described above in this Section 5(d), at the option of such Holder upon written notice to the Company, the effectiveness of such conversion shall be delayed (only to the extent necessary to avoid a violation of the HSR Act), until such Holder shall have made such filing under the HSR Act and the applicable waiting period shall have expired or been terminated; provided, however, that in such circumstances such Holder shall use commercially reasonable efforts to make such filing and obtain the expiration or termination of such waiting period as promptly as reasonably practical and the Company shall make all required filings and reasonably cooperate with and assist such Holder in connection with the making of such filing and obtaining the expiration or termination of such waiting period and shall be reimbursed by such Holder for any reasonable and documented out-of-pocket costs incurred by the Company in connection with such filings and cooperation. Notwithstanding the foregoing, if the conversion of any Preferred Share is delayed pursuant to the preceding sentence at (x) a time when the Company desires to exercise its right to convert shares of Series A-2 Preferred Stock pursuant to SECTION 5(b) or (y) the Maturity Date in connection with the automatic conversion of the shares of Series A-2 Preferred Stock pursuant to SECTION 5(c), from and after the date of the conversions contemplated by SECTIONS 5(b) or 5(c), as applicable, such Preferred Share not then converted shall have no rights, powers, preferences or privileges other than the rights provided by this paragraph and the right to (i) convert into Common Stock if and when such Holder shall have made such filing under the HSR Act and the waiting period in connection with such filing under the HSR Act shall have expired or been terminated and (ii) receive dividends and distributions pursuant to SECTIONS 2(c) and 2(d).

(e)   Fractional Shares. No fractional shares of Common Stock (or fractional shares in respect of Reference Property, to the extent applicable) will be issued upon conversion of the Series A-2 Preferred Stock. In lieu of fractional shares, the Company shall pay cash in respect of each fractional share equal to such fractional amount multiplied by the Thirty Day VWAP as of the closing of business on the Business Day immediately preceding the Conversion Date (or the Fair Market Value thereof in respect of any Reference Property). If more than one Preferred Share is being converted at one time by the same Holder, then the number of full shares issuable upon conversion will be calculated on the basis of the aggregate number of Preferred Shares converted by such Holder at such time.

(f)   Mechanics of Conversion.

(i)   As soon as reasonably practicable after the Conversion Date (and in any event within four (4) Business Days after such date), the Company shall issue and deliver to the applicable Holder one or more certificates for the number of shares of Common Stock (or Reference Property, to the extent applicable) to which such Holder is entitled, together with, at the option of the Holder, a check or wire transfer of immediately available funds for payment of fractional shares and any payment required by SECTION 5(d)(ii) in exchange for the certificates representing the converted Preferred Shares. Such conversion will be deemed to have been made on the Conversion Date, and the Person entitled to receive the shares of Common Stock (or Reference Property, to the extent applicable) issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock (or Reference Property, to the extent applicable) on such date. The delivery of the Common Stock upon conversion of Preferred Shares shall be made, at the option of the applicable Holder, in certificated form or by book-entry. Any such certificate or certificates shall be delivered by the Company to the appropriate Holder on a book-entry basis or by mailing certificates evidencing the shares to such Holder at its address as set forth in the conversion notice. In cases where fewer than all the Preferred Shares represented by any such certificate are to be converted, a new certificate shall be issued representing the unconverted Preferred Shares. The Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of

Common Stock (or Reference Property, to the extent applicable) upon conversion or due upon the issuance of a new certificate for any Preferred Shares not converted to the converting Holder; provided that the Company shall not be required to pay any such amounts, and any such amounts shall be paid by the converting Holder, in the event that such Common Stock or Preferred Shares are issued in a name other than the name of the converting Holder.

(ii)   For the purpose of effecting the conversion of Preferred Shares, the Company shall: (A) at all times reserve and keep available, free from any preemptive rights, out of its treasury or authorized but unissued shares of Common Stock (or Reference Property, to the extent applicable) the full number of shares of Common Stock (or Reference Property, to the extent applicable) deliverable upon the conversion of all outstanding Preferred Shares after taking into account any adjustments to the Conversion Price from time to time pursuant to the terms of this SECTION 5 and any increases to the Accrued Value from time to time and assuming for the purposes of this calculation that all outstanding Preferred Shares are held by one holder) and (B) without prejudice to any other remedy at law or in equity any Holder may have as a result of such default, take all actions reasonably required to amend its Certificate of Incorporation, as expeditiously as reasonably practicable, to increase the authorized and available amount of Common Stock (or Reference Property, to the extent applicable) if at any time such amendment is necessary in order for the Company to be able to satisfy its obligations under this SECTION 5. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock (or Reference Property, to the extent applicable) issuable upon conversion of the Series A-2 Preferred Stock, the Company will take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock (or Reference Property, to the extent applicable) upon the conversion of all outstanding Preferred Shares at such adjusted Conversion Price.

(iii)   From and after the Conversion Date, the Preferred Shares converted on such date, will no longer be deemed to be outstanding and all rights of the Holder thereof including the right to receive Dividends, but excluding the right to receive from the Company the Common Stock (or Reference Property, to the extent applicable) or any cash payment upon conversion, and except for any rights of Holders (including any voting rights) pursuant to this Certificate of Designation which by their express terms continue following conversion or, for the avoidance of doubt, rights which by their express terms continue following conversion pursuant to any of the other Transaction Agreements (as defined in the January 2015 Securities Purchase Agreement) shall immediately and automatically cease and terminate with respect to such Preferred Shares; provided that, in the event that a Preferred Share is not converted due to a default by the Company or because the Company is otherwise unable to issue the requisite shares of Common Stock (or Reference Property, to the extent applicable), such Preferred Share will, without prejudice to any other remedy at law or in equity any Holder may have as a result of such default, remain outstanding and will continue be entitled to all of the rights attendant to such Preferred Share as provided herein.

(iv)   The Company shall comply with all federal and state laws, rules and regulations and applicable rules and regulations of the Exchange on which shares of the Common Stock (or Reference Property, to the extent applicable) are then listed. If any shares of Common Stock (or Reference Property, to the extent applicable) to be reserved for the purpose of conversion of Preferred Shares require registration with or approval of any Person or group (as such term is defined in Section 13(d)(3) of the Exchange Act) under any federal or state law or the rules and regulations of the Exchange on which shares of the Common Stock (or Reference Property, to the extent applicable) are then listed before such shares may be validly issued or delivered upon conversion, then the Company will, as expeditiously as reasonably practicable, use commercially reasonable efforts to secure such registration or approval, as the case may be. So long as any Common Stock (or Reference Property, to the extent applicable) into which the Preferred Shares are then convertible is then listed on an Exchange, the Company will list and keep listed on any such Exchange, upon official notice of issuance, all shares of such Common Stock (or Reference Property, to the extent applicable) issuable upon conversion.

(v)   All shares of Common Stock (or Reference Property, to the extent applicable) issued upon conversion of the Preferred Shares will, upon issuance by the Company, be duly and validly issued, fully paid and nonassessable, not issued in violation of any preemptive or similar rights arising under law or contract and free from all taxes, liens and charges with respect to the issuance thereof, and the Company shall take no action which will cause a contrary result.

(g)   Adjustments to Conversion Price.

(i)   The Conversion Price shall be subject to the following adjustments:

(A)   Common Stock Dividends or Distributions. If the Company issues shares of Common Stock as a dividend or distribution on shares of Common Stock, or if the Company effects a share split or share combination with respect to shares of Common Stock, the Conversion Price will be adjusted based on the following formula:

where,

CP0 =the Conversion Price in effect immediately prior to the open of business on the Ex-Date for such dividend or distribution, or the open of business on the effective date of such share split or share combination, as the case may be;

CP1 =the Conversion Price in effect immediately after the open of business on the Ex-Date for such dividend or distribution, or the open of business on the effective date of such share split or share combination, as the case may be;

OS0 =the number of shares of Common Stock outstanding immediately prior to the open of business on the Ex-Date for such dividend or distribution, or the open of business on the effective date of such share split or share combination, as the case may be; and

OS1 =the number of shares of Common Stock outstanding immediately after such dividend or distribution, or such share split or share combination, as the case may be.

Any adjustment made under this SECTION 5(g)(i)(A) shall become effective immediately after the open of business on the Ex-Date for such dividend or distribution, or immediately after the open of business on the effective date for such share split or share combination. If any dividend or distribution of the type described in this SECTION 5(g)(i)(A) is declared but not so paid or made, or any share split or combination of the type described in this SECTION 5(g)(i)(A) is announced but the outstanding shares of Common Stock are not split or combined, as the case may be, the Conversion Price shall be immediately readjusted, effective as of the date the Board determines not to pay such dividend or distribution, or not to split or combine the outstanding shares of Common Stock, as the case may be, to the Conversion Price that would then be in effect if such dividend, distribution, share split or share combination had not been declared or announced.

(B)   Rights, Options or Warrants on Common Stock. If the Company distributes to all or substantially all holders of its Common Stock any rights, options or warrants entitling them, for a period expiring not more than sixty (60) days immediately following the record date of such distribution, to purchase or subscribe for shares of Common Stock at a price per share less than the average of the Daily VWAP of the Common Stock over the ten (10) consecutive Trading Day period ending on the Trading Day immediately preceding the Ex-Date for such distribution, the Conversion Price will be adjusted based on the following formula:

where,

CP0 = the Conversion Price in effect immediately prior to the open of business on the Ex-Date for such distribution;

CP1 = the Conversion Price in effect immediately after the open of business on the Ex-Date for such distribution;

OS0 = the number of shares of Common Stock outstanding immediately prior to the open of business on the Ex-Date for such distribution;

X = the number of shares of Common Stock equal to the aggregate price payable to exercise all such rights, options or warrants divided by the average of the Daily VWAP of the Common Stock over the ten (10) consecutive Trading Day period ending on the Trading Day immediately preceding the Ex-Date for such distribution; and

Y = the total number of shares of Common Stock issuable pursuant to all such rights, options or warrants.

Any adjustment made under this SECTION 5(g)(i)(B) will be made successively whenever any such rights, options or warrants are distributed and shall become effective immediately after the open of business on the Ex-Date for such distribution. To the extent that shares of Common Stock are not delivered prior to the expiration of such rights, options or warrants, the Conversion Price shall be readjusted following the expiration of such rights to the Conversion Price that would then be in effect had the decrease in the Conversion Price with respect to the distribution of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights, options or warrants are not so distributed, the Conversion Price shall be immediately readjusted, effective as of the date the Board determines not to make such distribution, to the Conversion Price that would then be in effect if such distribution had not occured.

In determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such average of the Daily VWAP for the ten (10) consecutive Trading Day period ending on the Trading Day immediately preceding the Ex-Date for such distribution, and in determining the aggregate offering price of such shares of the Common Stock, there shall be taken into account any consideration received by the Company for such rights, options or warrants and any amount payable on exercise or conversion thereof, the fair market value of such consideration, if other than cash, to be reasonably determined by the Board in good faith.

(C)   Tender Offer or Exchange Offer Payments. If the Company or any of its Subsidiaries makes a payment in respect of a tender offer or exchange offer for Common Stock, if the aggregate value of all cash and any other consideration included in the payment per share of Common Stock (as reasonably determined in good faith by the Board) exceeds the average of the Daily VWAP of the Common Stock over the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date on which such tender offer or exchange offer expires, the Conversion Price will be decreased based on the following formula:

where,

CP1 = the Conversion Price in effect immediately after the close of business on the last Trading Day of the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

CP0 = the Conversion Price in effect immediately prior to the close of business on the last Trading Day of the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

OS0 = the number of shares of Common Stock outstanding immediately prior to the date such tender or exchange offer expires;

SP1 = the average of the Daily VWAP of the Common Stock over the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

AC = the aggregate value of all cash and any other consideration (as reasonably determined in good faith by the Board) paid or payable for shares purchased in such tender or exchange offer; and

OS1 = the number of shares of Common Stock outstanding immediately after the date such tender or exchange offer expires (after giving effect to such tender offer or exchange offer and excluding fractional shares).

The adjustment to the Conversion Price under this SECTION 5(g)(i)(C) will occur at the close of business on the tenth (10th) Trading Day immediately following, but excluding, the date such tender or exchange offer expires; provided that, for purposes of determining the Conversion Price, in respect of any conversion during the ten (10) Trading Days immediately following, but excluding, the date that any such tender or exchange offer expires, references within this SECTION 5(g)(i)(C) to ten (10) consecutive Trading Days shall be deemed replaced with such lesser number of consecutive Trading Days as have elapsed between the date such tender or exchange offer expires and the relevant conversion date.

(D)   Common Stock Issued at Less than Conversion Price. If, after the Third Issue Date, the Company issues or sells any Common Stock (or Option Securities or Convertible Securities, to the extent set forth in this SECTION 5(g)(i)(D)), other than Excluded Stock, for no consideration or for consideration per share less than the Conversion Price in effect as of the date of such issuance or sale, the Conversion Price in effect immediately prior to each such issuance or sale will (except as provided below) be adjusted at the time of such issuance or sale based on the following formula:

where,

CP1 = the Conversion Price in effect immediately following such issuance or sale;

CP0 = the Conversion Price in effect immediately prior to such issuance or sale;

OS0 = the number of shares of Common Stock outstanding immediately prior to such issuance or sale (treating for this purpose as outstanding all shares of Common Stock issuable upon the conversion or exchange of (x) all Preferred Shares issued on the Third Issue Date, all shares of Series A Preferred Stock issued on the Original Issue Date and all shares of Series A-1 Preferred Stock issued on the Second Issue Date and (y) all convertible, exchangeable or exercisable Equity Securities of the Company not listed in (x) if the conversion price, exercise price or exchange price applicable to such Equity Securities of the Company is below Market Value on the determination date);

X = the number of shares of Common Stock that the aggregate consideration received by the Company for the number of shares of Common Stock so issued or sold would purchase at a price per share equal to CP0; and

Y = the number of additional shares of Common Stock so issued.

For the purposes of any adjustment of the Conversion Price pursuant to this SECTION 5(g)(i)(D), the following provisions shall be applicable:

(1)   In the case of the issuance of Common Stock for cash, the amount of the consideration received by the Company shall be deemed to be the amount of the cash proceeds received by the Company for such Common Stock after deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof

(2)   In the case of the issuance of Common Stock (otherwise than upon the conversion of shares of Capital Stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair market value thereof as reasonably determined by the Board in good faith.

(3)   In the case of (A) the issuance of Option Securities (whether or not at the time exercisable) or (B) the issuance of Convertible Securities (whether or not at the time so convertible or exchangeable):

i)   the issuance of Option Securities shall be deemed the issuance of all shares of Common Stock deliverable upon the exercise of such Option Securities;

ii)   such Option Securities shall be deemed to be issued for a consideration equal to the value of the consideration (determined in the manner provided in SECTION 5(g)(i)(D)(1) and (2)), if any, received by the Company for such Option Securities, plus the exercise price, strike price or purchase price provided in such Option Securities for the Common Stock covered thereby;

iii)   the issuance of Convertible Securities shall be deemed the issuance of all shares of Common Stock deliverable upon conversion of, or in exchange for, such Convertible Securities;

iv)   such Convertible Securities shall be deemed to be issued for a consideration equal to the value of the consideration (determined in the manner provided in SECTION 5(g)(i)(D)(1) and (2) and excluding any cash received on account of accrued interest or accrued dividends), if any, received by the Company for such Convertible Securities, plus the value of the additional consideration (determined in the manner provided in SECTION 5(g)(i)(D)(1) and (2)) to be received by the Company upon the conversion or exchange of such Convertible Securities, if any;

v)   upon any change in the number of shares of Common Stock deliverable upon exercise of any Option Securities or Convertible Securities or upon any change in the consideration to be received by the Company upon the exercise, conversion or exchange of such securities, the Conversion Price then in effect shall be readjusted to such Conversion Price as would have been in effect had such change been in effect, with respect to any Option Securities or Convertible Securities outstanding at the time of the change, at the time such Option Securities or Convertible Securities originally were issued;

vi)   upon the expiration or cancellation of Option Securities (without exercise), or the termination of the conversion or exchange rights of Convertible Securities (without conversion or exchange), if the Conversion Price shall have been adjusted upon the issuance of such expiring, canceled or terminated securities, the Conversion Price shall be readjusted to such Conversion Price as would have been obtained if, at the time of the original issuance of such Option Securities or Convertible Securities, the expired, canceled or terminated Option Securities or Convertible Securities, as applicable, had not been issued;

vii)   if the Conversion Price shall have been fully adjusted upon the issuance of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Conversion Price shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof; and

viii)   if any issuance of Common Stock, Option Securities or Convertible Securities would also require an adjustment pursuant to any other adjustment provision of this SECTION 5(g)(i), then only the adjustment most favorable to the Holders shall be made.

(ii)   If the Company issues rights, options or warrants that are only exercisable upon the occurrence of certain triggering events (each, a “Trigger Event”), then the Conversion Price will not be adjusted pursuant to SECTION 5(g)(i)(B) until the earliest Trigger Event occurs, and the Conversion Price shall be readjusted to the extent any of these rights, options or warrants are not exercised before they expire (provided, however, that, for the avoidance of doubt, if such Trigger Event would require an adjustment pursuant to SECTION 5(g)(i)(D), such adjustment pursuant to SECTION 5(g)(i)(D) shall be made at the time of issuance of such rights, options or warrants in accordance with such Section).

(iii)   Notwithstanding anything in this SECTION 5(g) to the contrary, if a Conversion Price adjustment becomes effective pursuant to any of clauses (A), (B) or (C) of ~~this~~ SECTION 5(g)(i) on any Ex-Date as described above, and a Holder that converts its Preferred Shares on or after such Ex-Date and on or prior to the related record date would be treated as the record holder of shares of Common Stock as of the related Conversion Date based on an adjusted Conversion Price for such Ex-Date and participate on an adjusted basis in the related dividend, distribution or other event giving rise to such adjustment, then, notwithstanding the foregoing Conversion Price adjustment provisions, the Conversion Price adjustment relating to such Ex-Date will not be made for such converting Holder. Instead, such Holder will be treated as if such Holder were the record owner of the shares of Common Stock on an un-adjusted basis and participate in the related dividend, distribution or other event giving rise to such adjustment.

Notwithstanding anything in this SECTION 5(g) to the contrary, no adjustment under SECTION 5(g)(i) need be made to the Conversion Price unless such adjustment would require a decrease of at least 1% of the Conversion Price then in effect. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, if any, which, together with any adjustment or adjustments so carried forward, shall amount to a decrease of at least 1% of such Conversion Price; provided that, on the date of any conversion of the Preferred Shares pursuant to SECTION 5, adjustments to the Conversion Price will be made with respect to any such adjustment carried forward that has not been taken into account before such date. In addition, at the end of each year, beginning with the year ending December 31, 2014, the Conversion Price shall be adjusted to give effect to any adjustment or adjustments so carried forward, and such adjustments will no longer be carried forward and taken into account in any subsequent adjustment.

(iv)   Adjustments Below Par Value. The Company shall not take any action that would require an adjustment to the Conversion Price such that the Conversion Price, as adjusted to give effect to such action, would be less than the then-applicable par value per share of the Common Stock, except that the Company may undertake a share split or similar event if such share split results in a corresponding reduction in the par value per share of the Common Stock such that the as-adjusted new Conversion Price per share would not be below the new as-adjusted par value per share of the Common Stock following such share split or similar transaction and the Conversion Price is adjusted as provided under SECTION 5(g)(i)(A) and any other applicable provision of SECTION 5(g).

(v)   Reference Property. In the case of any recapitalization, reclassification or change of the Common Stock (other than changes resulting from a subdivision, combination or reclassification described in SECTION 5(g)(i)(A)), a consolidation, merger or combination involving the Company, a sale, lease or other transfer to a third party of all or substantially all of the assets of the Company (or the Company and its Subsidiaries on a consolidated basis), or any statutory share exchange, in each case as a result of which the Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets (including cash or any combination thereof) (any of the foregoing, a “Transaction”), then, at the effective time of the Transaction, the right to convert each Preferred Share will be changed into a right to convert such Preferred Share into the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) (the “Reference Property”) that a Holder would have received in respect of the Common Stock issuable upon conversion of such Preferred Shares immediately prior to such Transaction. In the event that holders of Common Stock have the opportunity to elect the form of consideration to be received in the Transaction, the Company shall make adequate provision whereby the Holders of the Preferred Shares shall have a reasonable opportunity to determine the form of consideration into which all of the Preferred Shares, treated as a single class, shall be convertible from and after the effective date of the Transaction. Any such election shall be made by the Series A-2 Requisite Holders. Any such determination by the Holders shall be subject to any limitations to which all holders of Common Stock are subject, such as pro rata reductions applicable to any portion of the consideration payable in the Transaction, and shall be conducted in such a manner as to be completed at approximately the same time as the time elections are made by holders of Common Stock. The provisions of this SECTION 5(g)(v) and any equivalent thereof in any such securities similarly shall apply to successive Transactions. The Company shall not become a party to any Transaction unless its terms are in compliance with the foregoing.

(vi)   Rules of Calculation; Treasury Stock. All calculations will be made to the nearest one-hundredth of a cent or to the nearest one-ten thousandth of a share. Except as explicitly provided herein, the number of shares of Common Stock (or Reference Property, to the extent applicable) outstanding will be calculated on the basis of the number of issued and outstanding shares of Common Stock (or Reference Property, to the extent applicable), not including shares held in the treasury of the Company. The Company shall not pay any dividend on or make any distribution to shares of Common Stock (or Reference Property, to the extent applicable) held in treasury.

(vii)   No Duplication. If any action would require adjustment of the Conversion Price pursuant to more than one of the provisions described in this SECTION 5 in a manner such that such adjustments are duplicative, only one adjustment (which shall be the adjustment most favorable to the Holders of Preferred Stock) shall be made.

(viii)   Notice of Record Date. In the event of:

(A)   any event described in SECTION 5(~~f~~g)(i)(A), (B), (C) or (D);

(B)   any Transaction to which SECTION 5(~~f~~g)(v) applies;

(C)   the dissolution, liquidation or winding-up of the Company; or

(D)   any other event constituting a Change of Control;

then the Company shall mail to the Holders of Preferred Stock at their last addresses as shown on the records of the Company, at least twenty (20) days prior to the record date specified in (A) below or twenty (20) days prior to the date specified in (B) below, as applicable, a notice stating:

(A)   the record date for the dividend, other distribution, stock split or combination or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, other distribution, stock split or combination; or

(B)   the date on which such reclassification, change, dissolution, liquidation, winding-up or other event constituting a Transaction or Change of Control, or any transaction which would result in an adjustment pursuant to SECTION 5(g)(i)(D), is estimated to become effective or otherwise occur, and the date as of which it is expected that holders of Common Stock of record will be entitled to exchange their shares of Common Stock for Reference Property, other securities or other property deliverable upon such reclassification, change, liquidation, dissolution, winding-up, Transaction or Change of Control or that such issuance of Common Stock, Option Securities or Convertible Securities is anticipated to occur.

(ix)   Certificate of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this SECTION 5, the Company at its expense shall as promptly as reasonably practicable compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of Preferred Stock a certificate, signed by an officer of the Company (in his or her capacity as such and not in an individual capacity), setting forth (A) the calculation of such adjustments and readjustments in reasonable detail, (B) the facts upon which such adjustment or readjustment is based, (C) the Conversion Price then in effect, and (D) the number of shares of Common Stock (or Reference Property, to the extent applicable) and the amount, if any, of Capital Stock, other securities or other property (including but not limited to cash and evidences of indebtedness) which then would be received upon the conversion of a Preferred Share.

(x)   No Upward Revisions to Conversion Price. For the avoidance of doubt, except in the case of a reverse share split or share combination resulting in an adjustment under SECTION 5(g)(i)(A) effected with the approvals, if any, required pursuant to SECTION 4(b), in no event shall any adjustment be made pursuant to this SECTION 5 that results in an increase in the Conversion Price.

SECTION 6.   REDEMPTION.

(a)   Redemption at Maturity. Each Holder shall have the right to require the Company to redeem such Holder’s Preferred Shares, in whole or in part, on the seventh (7th) anniversary of the Original Issue Date (the “Maturity Date”) at a price per share payable, subject to SECTION 6(e), in cash and equal to the Redemption Price. At any time during the period beginning on the thirtieth (30th) calendar day prior to the Maturity Date (the “Holder Redemption Notice Period”), each Holder may deliver written notice to the Company notifying the Company of such Holder’s election to require the Company to redeem all or a portion of such Holder’s Preferred Shares on the Maturity Date (the “Election Notice”). No later than thirty (30) calendar days prior to the commencement of the Holder Redemption Notice Period, the Company shall deliver a notice to each Holder of Preferred Stock including the following information: (A) informing the Holder of the Maturity Date and such Holder’s right to elect to have all or a portion of its Preferred Shares redeemed by Company on the Maturity Date, (B) the Redemption Price payable with respect to each share of Series A-2 Preferred Stock on the Maturity Date in connection with any such redemption (to the extent the Redemption Price is known or can be calculated, and to the extent not capable of being calculated, the manner in which such price will be determined); (C) that any certificates representing Preferred Shares which a Holder elects to have redeemed must be surrendered for payment of the Redemption Price at the office of the Company or any redemption agent located in New York City selected by the Company therefor together with any written instrument or instructions of transfer or other documents and endorsements reasonably acceptable to the redemption agent or the Company, as applicable (if reasonably required by the redemption agent or the Company, as applicable); (D) that, upon a Holder’s compliance with clause (C), payment of the Redemption Price with respect to any Preferred Shares to be made on the Maturity Date will be made to the Holder within five (5) Business Days of the Maturity Date to the account specified in such Holder’s redemption election notice; (E) that any Holder may withdraw its Election Notice with respect to all or a portion of its Preferred Shares at any time prior to 5:00 p.m. (New York City time) on the Business Day immediately preceding the Maturity Date; and (F) the number of shares of

Common Stock (or, if applicable, the amount of Reference Property) and the amount of cash, if any, that a Holder would receive upon conversion of a Preferred Share if a Holder does not elect to have its Preferred Shares redeemed. The Company shall issue a press release for publication on the Dow Jones News Service or Bloomberg Business News (or if either such service is not available, another broadly disseminated news or press release service selected by the Company) prior to the opening of business on the first Business Day following any date on which the Company provides notice to Holders pursuant to this SECTION 6(a) disclosing the right of Holders to have the Company redeem Preferred Shares pursuant to this SECTION 6(a).

(b)   Optional Redemption by the Company. On and after the third (3rd) anniversary of the Original Issue Date, the Company may, at its option, redeem all (but not less than all) of the outstanding Preferred Shares for cash equal to the Redemption Price. If the Company elects to redeem the Preferred Shares pursuant to this SECTION 6(b), the Company shall deliver a notice of redemption to the Holders of Preferred Stock not less than thirty (30) or more than sixty (60) calendar days prior to the date specified for redemption (the “Optional Redemption Date”), which notice shall include: (A) the Optional Redemption Date; (B) the Redemption Price; (C) that on the Optional Redemption Date, if the Holder has not previously elected to convert Preferred Shares into Common Stock, each Preferred Share shall automatically and without further action by the Holder thereof (and whether or not the certificates representing such Preferred Shares are surrendered) be redeemed for the Redemption Price; (D) that payment of the Redemption Price will be made to the Holder within five (5) Business Days of the Redemption Date to the account specified by such Holder to the Company in writing; (E) that the Holder’s right to elect to convert its Preferred Shares will end at 5:00 p.m. (New York City time) on the Business Day immediately preceding the Optional Redemption Date; and (F) the number of shares of Common Stock (or, if applicable, the amount of Reference Property) and the amount of cash, if any, that a Holder would receive upon conversion of a Preferred Share if a Holder elect to convert its Preferred Shares prior to the Optional Redemption Date. Notwithstanding the foregoing, any notice delivered by the Company under this SECTION 6(b) in accordance with SECTION 11(g) shall be conclusively presumed to have been duly given at the time set forth therein, whether or not such Holder of Preferred Shares actually receives such notice, and neither the failure of a Holder to actually receive such notice given as aforesaid nor any immaterial defect in such notice shall affect the validity of the proceedings for the redemption of the Preferred Shares as set forth herein. The Company shall issue a press release for publication on the Dow Jones News Service or Bloomberg Business News (or if either such service is not available, another broadly disseminated news or press release service selected by the Company) prior to the opening of business on the first Business Day following any date on which the Company provides notice to Holders pursuant to this SECTION 6(b) announcing the Company’s election to redeem Preferred Shares pursuant to this SECTION 6(b).

(c)   Redemption at Option of the Holder upon a Change of Control.

(i)   If a Change of Control occurs, each Holder shall have the right to require the Company to redeem its Preferred Shares pursuant to a Change of Control Offer, which Change of Control Offer shall be made by the Company in accordance with Section 6(c)(ii). In such Change of Control Offer, the Company will offer a payment (such payment, a “Change of Control Payment”) in cash per Preferred Share equal to the greater of: (i) the sum of (A) the Specified Percentage of the Accrued Value, plus (B) all accrued and unpaid Dividends (including, without limitation, accrued and unpaid Cash Dividends and accrued and unpaid Accreting Dividends for the then current Dividend Period), if any, on such share to the extent not included in the Accrued Value and (ii) an amount equal to the amount the Holder of such Preferred Share would have received in connection with such Change of Control had such Holder converted such Preferred Share into Common Stock (or Reference Property, to the extent applicable) immediately prior thereto (such greater amount, the “Change of Control Payment Amount”).

(ii)   Within thirty (30) days following any Change of Control, the Company will mail a notice (a “Change of Control Offer”) to each Holder describing the transaction or transactions that constituted such Change of Control and offering to redeem the Preferred Shares on the date specified in such notice (the “Change of Control Payment Date”), which date shall be no earlier than thirty (30) days and no later than sixty-one (61) days from the date such notice is mailed. In addition, such Change of Control Offer shall further state: (A) the amount of the Change of Control Payment; (B) that the Holder may elect to have all or any portion of its Preferred Shares redeemed pursuant to the Change of Control Offer, (C) that any Preferred Shares to be redeemed must be surrendered for payment of the Change of Control Payment at the office of the Company or any redemption agent selected by the Company therefor together with any written instrument or instructions of transfer or other documents and endorsements reasonably acceptable to the redemption agent or the Company, as applicable (if reasonably required by the redemption agent or the Company, as applicable); (D) that, upon a Holder’s compliance with clause (C), payment of the Change of Control Payment with will be made to the Holder on the Change of Control Payment Date to the account specified by such Holder to the Company in writing; (E) the date and time by which the Holder must make its election, (F) that any Holder may withdraw its election notice with respect to all or a portion of their Preferred Shares at any time prior to 5:00 p.m. (New York City time) on the Business Day immediately preceding the Change of Control Payment Date; and (G) the amount and type of property that the Holder would receive in connection with such Change of Control if the Holder elects to convert its Preferred Shares in connection with the Change of Control. The Company shall issue a press release for publication on the Dow Jones News Service or Bloomberg Business News (or if either such service is not available, another broadly disseminated news or press release service selected by the Company) prior to the opening of business on the first Business Day following any date on which the Company provides notice to Holders pursuant to this SECTION 6(c) disclosing the right of Holders to have the Company redeem Preferred Shares pursuant to this SECTION 6(c).

(iii)   On the Change of Control Payment Date, the Company will, to the extent lawful: (A) accept for payment all Preferred Shares validly tendered pursuant to the Change of Control Offer; and (B) make a Change of Control Payment to each Holder that validly tendered Preferred Shares pursuant to the Change of Control Offer.

(iv)   If at any time prior to consummation of a transaction that would constitute a Change of Control, the Company has publicly announced (whether by press release, SEC filing or otherwise) such transaction or prospective transaction or the entry by the Company into any definitive agreement with respect thereto, the Company shall, within five (5) Business Days of the issuance of such public announcement, deliver a written notice to each Holder notifying them of the same and the anticipated date of consummation of such transaction.

(v)   The Company will not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer and makes the Change of Control Payment in the manner, at the times and otherwise in compliance with the requirements set forth herein applicable to a Change of Control Offer made by the Company and purchases all Preferred Shares validly tendered under such Change of Control Offer.

(vi)   A Change of Control Offer may be made in advance of a Change of Control, conditional upon such Change of Control, if a definitive agreement is in place for the Change of Control at the time of making of the Change of Control Offer.

(d)   Notwithstanding anything in this SECTION 6 to the contrary, each Holder shall retain the right to elect to convert any Preferred Shares to be redeemed at any time prior to 5:00 p.m. (New York City time) on the Business Day immediately preceding any Redemption Date. Any Preferred Shares that a Holder elects to convert prior to the Redemption Date shall not be redeemed pursuant to this SECTION 6.

(e)   Insufficient Funds. Any redemption of the Preferred Shares pursuant to this SECTION 6 shall be payable out of any cash legally available therefor, provided, however, that, other than in respect of a redemption pursuant to SECTION 6(b) (which the Company may only effectuate to the extent it has sufficient cash legally available therefor), if there is not a sufficient amount of cash legally available to pay the Redemption Price in full in cash, then the Company may pay that portion of the Redemption Price with respect to which it does not have cash legally available therefor out of the remaining assets of the Company legally available therefor (valued at the fair market value thereof on the date of payment, as reasonably determined in good faith by the Board). If the Company anticipates not having sufficient cash legally available for a redemption pursuant to SECTION 6(a) or SECTION 6(c), the redemption notice delivered to Holders shall so specify, and indicate the nature of the other assets expected to be distributed and the fair market value of the same as reasonably determined by the Board as aforesaid. At the time of any redemption pursuant to this SECTION 6, the Company shall take all actions required or permitted under Delaware law to permit the redemption of the Preferred Shares, including, without limitation, through the revaluation of its assets in accordance with Delaware law, to make cash funds (and to the extent cash funds are insufficient, other assets) legally available for such redemption. In connection with any redemption pursuant to SECTION 6(c), to the extent that Holders elect to have their Preferred Shares redeemed and the Company has insufficient funds to redeem such Preferred Shares (after taking into account the amount of any repurchase obligations the Company has or expects to have under any Indebtedness ranking senior to the Series A-2 Preferred Stock), Senior Securities or any

Parity Securities resulting from the same facts and circumstances as the Change of Control hereunder), the Company shall use any available funds to redeem a portion of such Preferred Shares and Parity Securities (if any are being redeemed) ratably in proportion to the full respective amounts to which they are entitled.

(f)   Mechanics of Redemption.

(i)   The Company (or a redemption agent on behalf of the Company, as applicable) shall pay the applicable Redemption Price on the Redemption Date or the required payment date therefor upon surrender of the certificates representing the Preferred Shares to be redeemed and receipt of any written instrument or instructions of transfer or other documents and endorsements reasonably acceptable to the redemption agent or the Company, as applicable, to the extent required by SECTIONS 6(a), 6(b) and 6(c); provided that, if such certificates are lost, stolen or destroyed, the Company may require an affidavit certifying to such effect and, if requested, an agreement indemnifying the Company from any losses incurred in connection therewith, in each case, in form and substance reasonably satisfactory to the Company, from such Holder prior to paying such amounts.

(ii)   Following any redemption of Preferred Shares on any Redemption Date, the Preferred Shares so redeemed will no longer be deemed to be outstanding and all rights of the Holder thereof shall cease, including the right to receive Dividends; provided, however, that any rights of Holders pursuant to this Certificate of Designation that by their terms survive redemption of the Preferred Shares and, for the avoidance of doubt, any rights that survive pursuant to any of the other Transaction Agreements (as defined in the January 2015 Securities Purchase Agreement), shall survive in accordance with their terms. The foregoing notwithstanding, in the event that a Preferred Share is not redeemed by the Company when required, such Preferred Share will remain outstanding and will continue to be entitled to all of the powers, designations, preferences and other rights (including but not limited to the accrual and payment of dividends and the conversion rights) as provided herein.

SECTION 7.   INTENTIONALLY OMITTED.

SECTION 8.   INTENTIONALLY OMITTED.

SECTION 9.   COVENANTS.

(a)   Restriction on the Issuance of Additional Indebtedness. From and after the Original Issue Date, the Company has not, and has not permitted any Subsidiary to (without obtaining any requisite consent from the Holders of the Series A Preferred Stock or Series A-1 Preferred Stock, as applicable), and from and after the Third Issue Date, the Company shall not, and shall not permit any Subsidiary to, without the consent of the Requisite Holders, borrow or otherwise incur any Indebtedness if, after giving effect to such borrowing or other incurrence, (1) the sum of the total Indebtedness of the Company plus the sum of the total Indebtedness of each of the Company’s Subsidiaries divided by (2) the Net Asset Value (the “Debt/NAV Ratio”) would be greater than 0.75; provided, that (A) the Regular Liquidation Preference of the Preferred Shares (with the references to “150%” contained in such definition being changed to “100%”) and the actual liquidation preference of any outstanding Senior Securities and Parity Securities shall count as Indebtedness for such purposes, (B) 100% of the Indebtedness of the Company, the Company’s wholly-owned and, after taking into account the Company’s ownership percentage therein, ~~non-wholly owned subsidiaries~~Non-Wholly Owned Subsidiaries (as well as the liquidation preference of any preferred security ranking senior to the Company’s investment in such entities) shall be taken into account for purposes of determining Indebtedness but not taken into account (i.e., added back) for purposes of determining Net Asset Value, and (C) the provisions of this SECTION 9(a) shall not apply to a refinancing of any Indebtedness of the Company or any of its Subsidiaries (x) within six (6) months of the respective maturity date of such Indebtedness or (y) on economic terms more favorable to the Company or such Subsidiary, as applicable, in any such case so long as the amount of such Indebtedness does not result in an increase in the Company’s total Indebtedness or the Debt/NAV Ratio (in each case, excluding the impact of the capitalization of customary and reasonable premiums, fees and expenses incurrent in connection with such refinancing).

(b)   Intentionally Omitted.

(c)   Certificates. The Company shall promptly, and in no event later than 30 days after the last day of any calendar quarter, furnish to each Holder a certificate of an officer of the Company setting forth, as of the end of such calendar quarter the Debt/NAV Ratio and the calculation of the same (provided that the Company shall not be obligated to provide the information required by this sentence from and after such time as the covenant in SECTION 9(a) ceases to be applicable).

(i)   The Company shall promptly, and in no event later than the 30th day after the first day of a Dividend Period for which the Accreting Dividend rate has been adjusted pursuant to SECTION 2(b), furnish to each Holder of Preferred Stock a certificate of an officer of the Company setting forth, as of the end of the prior Dividend Period the Net Asset Value as of the end of such prior Dividend Period and the calculation of the same.

(ii)   If the Company takes any action, which pursuant to this Certificate of Designation requires the Public Float Hurdle to be met, the Company shall promptly, and in no event later than five (5) days after the date of such action, furnish to each Holder of Preferred Stock a certificate of an officer of the Company setting forth the date of such action and an analysis of the Public Float Hurdle as of the date of such action.

SECTION 10.   ADDITIONAL DEFINITIONS.   FOR PURPOSES OF THESE RESOLUTIONS, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING MEANINGS:

(a)   “Accrued Value” means $1,000 per share, as the same may be increased pursuant to SECTION 2.

(b)   “Actively Traded Security” means, as of any date of determination, a Security of an entity with $2,000,000 average daily trading volume during the preceding 60-day period.

(c)   “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person.

(d)   “Base Original Issue Date NAV” means the final amount thereof as agreed between the Company and the Series A Requisite Holders (as defined in the Series A Certificate of Designation) pursuant to Section 12.16 of the May 2014 Securities Purchase Agreement.

(e)   “Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms “Beneficially Owns” and “Beneficially Owned” shall have a corresponding meaning.

(f)   “Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or obligated to close.

(g)   “Capital Stock” means, with respect to any Person, any and all shares of stock of a corporation, partnership interests or other equivalent interests (however designated, whether voting or non-voting) in such Person’s equity, entitling the holder to receive a share of the profits and losses, and a distribution of assets, after liabilities, of such Person.

(h)   “Cash Equivalents” means: (i) United States dollars, or money in other currencies received in the ordinary course of business; (ii) U.S. Government Obligations or certificates representing an ownership interest in U.S. Government Obligations with maturities not exceeding one year from the date of acquisition; (iii) (A) demand deposits, (B) time deposits and certificates of deposit with maturities of one year or less from the date of acquisition, (C) banker’s acceptances with maturities not exceeding one year from the date of acquisition, and (D) overnight bank deposits, in each case with any bank or trust company organized or licensed under the laws of the United States or any state thereof having capital, surplus and undivided profits in excess of $500 million whose short-term debt is rated “A-2” or higher by S&P or “P-2” or higher by Moody’s; (iv) repurchase obligations with a term of not more than seven (7) days for underlying securities of the type described in clauses (ii) and (iii) above entered into with any financial institution meeting the qualifications specified in clause (iii) above; (v) commercial paper rated at least P-1 by Moody’s or A-1 by S&P and maturing within six (6) months after the date of acquisition; and (vi) money market funds at least 95% of the assets of which consist of investments of the type described in clauses (i) through (v) above.

(i)   “Certificate of Designation” means this certificate of designation, as such shall be amended from time to time.

(j)   “Change of Control” means (i) a sale of all or substantially all of the consolidated assets of the Company (including by way of any reorganization, merger, consolidation or other similar transaction or a sale of Equity Securities issued by Subsidiaries of the Company), (ii) a direct or indirect acquisition of Beneficial Ownership of Voting Power of the Company by any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) by means of any transaction or series of transactions (including any reorganization, merger, consolidation, joint venture, share transfer, share exchange, share issuance, reclassification or other similar transaction), pursuant to which the stockholders of the Company immediately preceding such transaction or transactions collectively own, following the consummation of such transaction or transactions, less than fifty percent (50%) of the Voting Power of the Company or other surviving entity (or parent thereof), as the case may be, (iii) the obtaining by any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) of the power (whether or not exercised), other than pursuant to a revocable proxy in favor of the Company’s proposed slate of directors in respect of an annual meeting or other meeting related to the election of directors, to elect a majority of the members of the Board or more than fifty percent (50% of the Voting Power of the Company; provided, that this clause (iii) will not trigger a Change of Control as a result of the HRG Affiliates or any person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) in which the HRG Affiliates own a majority of the voting power (the “HRG Change of Control Group”) obtaining Beneficial Ownership of more than fifty percent (50%) of the Voting Power of the Company if and only if the Public Float Hurdle is satisfied at all times during which the HRG Change of Control Group has the power to elect a majority of the Board or Beneficial Ownership of more than fifty percent (50%) of the Voting Power of the Company, or (iv) the first day on which a majority of the members of the Board are not Continuing Directors; provided, that, for the avoidance of doubt, change in the ownership of HRG (without the occurrence of the events listed in (i) through (iv) above) shall not constitute, in and of itself, a Change of Control.

(k)   “Common Stock” means the shares of common stock, par value $0.01 per share, of the Company or any other Capital Stock of the Company into which such Common Stock shall be reclassified or changed.

(l)   “Company Conversion Conditions” means the following: (i) the Thirty Day VWAP exceeds 150% of the then applicable Conversion Price; and (ii) the Daily VWAP exceeded 150% of the then applicable Conversion Price for at least twenty (20) Trading Days out of the thirty (30) Trading Days used to calculate the Thirty Day VWAP in clause (i) of this definition.

(m)   “Compensation Committee” means the compensation committee of the Board which shall consist solely of Independent Directors and, at all times that there is a Preferred Elected Director, not less than one Preferred Elected Director.

(n)   “Continuing Directors” means, as of any date of determination, (x) any member of the Board who (1) was a member of such Board on the Third Issue Date or (2) was nominated for election or elected to the Board by any HRG Affiliates, or with the approval of either the Holders or a majority of those members of the Board that were both “Continuing Directors” and Independent Directors at the time of such nomination or election or (y) any Preferred Elected Director.

(o)   “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”) with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

(p)   “Conversion Price” means initially $8.25, as adjusted from time to time as provided in SECTION 5.

(q)   “Convertible Securities” means securities by their terms convertible into or exchangeable for Common Stock or options, warrants or rights to purchase such convertible or exchangeable securities.

(r)   “Daily VWAP” means the volume-weighted average price per share of Common Stock (or per minimum denomination or unit size in the case of any security other than Common Stock) as displayed under the heading “Bloomberg VWAP” on the Bloomberg page for the “<equity> AQR” page corresponding to the “ticker” for such Common Stock or unit (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day

(or if such volume-weighted average price is unavailable, the market value of one share of such Common Stock (or per minimum denomination or unit size in the case of any security other than Common Stock) on such Trading Day. The “volume weighted average price” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

(s)   “January 2015 Purchasers” means the several “Purchasers” named in and party to the January 2015 Securities Purchase Agreement.

(t)   “January 2015 Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated January 5, 2015, by and among the Company and the January 2015 Purchasers, as amended, supplemented or modified in accordance with its terms.

(u)   “Dividend Payment Date” means January 15, April 15, July 15 and October 15 of each year, commencing on July 15, 2014; provided that, if any such Dividend Payment Date would otherwise occur on a day that is not a Business Day, such Dividend Payment Date shall instead be the immediately succeeding Business Day.

(v)   “Dividend Rate” means for any Dividend Period, 7.50% plus the applicable Accreting Dividend Rate for such Dividend Period.

(w)   “Equity Securities” means, with respect to any Person, (i) shares of Capital Stock of, or other equity or voting interest in, such Person, (ii) any securities convertible into or exchangeable for shares of Capital Stock of, or other equity or voting interest in, such Person, (iii) options, warrants, rights or other commitments or agreements to acquire from such Person, or that obligates such Person to issue, any Capital Stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of Capital Stock of, or other equity or voting interest in, such Person, (iv) obligations of such Person to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment relating to any Capital Stock of, or other equity or voting interest (including any voting debt) in, such Person and (v) the Capital Stock of such Person.

(x)   “Exchange” means the NASDAQ Global Market, the NASDAQ Global Select Market, The New York Stock Exchange, the NYSE MKT LLC or any of their respective successors.

(y)   “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(z)   “Excluded Stock” means: (i) shares of Common Stock issued by the Company in an event subject to, and for which the Conversion Price is subject to adjustment pursuant to, SECTION 5(g)(i)(A); (ii) Option Securities or shares of Common Stock (including upon exercise of Option Securities) issued to Philip Falcone pursuant to the Option agreement (the “Falcone Option Agreement”) dated May 21, 2014, by and between Mr. Falcone and the Company (as in effect on the Original Issue Date) or otherwise to any director, officer or employee pursuant to compensation arrangements approved by the Compensation Committee of the Board in good faith and otherwise permitted to be issued, or not prohibited, by any other provision of this Certificate of Designation; (iii) the issuance of shares of Common Stock upon conversion of the Preferred Shares or upon the exercise or conversion of Option Securities and Convertible Securities of the Company outstanding on the Original Issue Date or otherwise permitted to be issued, or not prohibited, by any other provision of this Certificate of Designation (including, for the avoidance of doubt, pursuant to the Falcone Option Agreement (as in effect on the Original Issue Date)); (iv) Common Stock that becomes issuable in connection with, or as a result of, accretions to the face amount of, or payments in kind with respect to, Preferred Shares, Option Securities and Convertible Securities of the Company outstanding on the Third Issue Date or otherwise permitted to be issued, or not prohibited, by any other provision of this Certificate of Designation (including, for the avoidance of doubt, pursuant to the Falcone Option Agreement (as in effect on the Original Issue Date), (v) Common Stock that becomes issuable in connection with, or as a result of, accretions to the face amount of, or payments in kind with respect to, shares of Series A Preferred Stock issued on the Original Issue Date and shares of Series A-1 Preferred Stock issued on the Second Issue Date; (vi) Option Securities (or Shares of Common Stock upon exercise of such Option Securities) issued to Robert M. Pons or Keith Hladek as referenced in the Company’s 8-K filed on May 23, 2014 and (vii) shares of Common Stock issued by the Company pursuant to the May 2014 Securities Purchase Agreement.

(aa)   “Ex-Date” means the first date on which the Common Stock trades on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question from the Company or, if applicable, from the seller of the Common Stock on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market.

(bb)   “Fair Market Value” means: (i) in the case of any Security that is either (a) listed on an Exchange or (b) an Actively Traded Security in the over-the-counter-market that represents equity in a Person with a market capitalization of at least $250,000,000 on each Trading Day in the preceding 60 day period prior to such date, the product of (a) (i) the sum of the Daily VWAP of a single unit of such Security for each of the 20 consecutive Trading Days immediately prior to such date, divided by (ii) 20, multiplied by (b) the number of units of such Security being valued, (ii) in the case of any Security that is not so listed or not an Actively Traded Security or any other property or asset (other than Cash Equivalents), the fair market value thereof (defined as the price that would be negotiated in an arms’ length transaction for cash between a willing buyer and willing seller, neither of which is acting under compulsion), as determined by a written opinion of a nationally recognized investment banking, appraisal, accounting or valuation firm that is not an Affiliate of the Company and is selected by the Company in good faith (provided that the Requisite Holders may object in writing to any such determination of Fair Market Value by such valuation expert once every four (4) Testing Periods and if the Requisite Holders object in writing to any such determination of Fair Market Value by such valuation expert an alternative binding valuation shall be performed by a nationally recognized investment banking, appraisal, accounting or valuation firm that is not an Affiliate of the Company and is selected by the Company and the Requisite Holders jointly, or if the Company and such Requisite Holders cannot jointly select such an alternative valuation expert within ten (10) Business Days of the Requisite Holders delivering to the Company a written notice objecting to the initial valuation, by a nationally recognized investment banking, appraisal, accounting or valuation firm that is not an Affiliate of the Company and is selected by one such valuation expert proposed by the Company and a second such valuation expert proposed by the Requisite Holders (it being understood that the Company shall be solely responsible for the payment of all of the fees and expenses of such alternative valuation expert) and (iii) in the case of Cash Equivalents, the face value thereof; provided that with respect to any Security of the type referred to in clause (ii) above, in no event shall the Fair Market Value thereof exceed the Company’s cost basis in such Security (taking into account adjustments made in respect of follow-on capital contributions and other similar investments) plus fifty percent (50%) of any appreciation as determined pursuant to the valuation provisions set forth above.

(cc)   “Governmental Entity” shall mean any United States or non-United States federal, state or local government, or any agency, bureau, board, commission, department, tribunal or instrumentality thereof or any court, tribunal, or arbitral or judicial body.

(dd)   “hereof”; “herein” and “hereunder” and words of similar import refer to this Certificate of Designation as a whole and not merely to any particular clause, provision, section or subsection.

(ee)   “Holders” means the holders of outstanding Preferred Shares and, except where expressly otherwise indicated, shares of Series A Preferred Stock and Series A-1 Preferred Stock as they appear in the records of the Company.

(ff)   “HRG Affiliates” means (a) Philip A. Falcone, (b) Harbinger Group, Inc. or any of its subsidiaries, (c) Harbinger Capital Partners LLC, Harbinger Capital Partners II LP or any limited partnership, limited liability company, corporation or other entity that controls, is controlled by, or is under common control with Harbinger Capital Partners LLC, Harbinger Capital Partners II LP or Philip A. Falcone.

(gg)   “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations promulgated thereunder.

(hh)   “Indebtedness” shall have the meaning set forth in the Loan Agreement (as in effect on the Second Issue Date); provided, however, that Indebtedness shall not include:

(i)   Hedging obligations entered into in the ordinary course of business and not for speculative purposes or taking a “market view”;

(ii)   Indebtedness in respect of bid, performance or surety bonds issued in the ordinary course of business, including guarantees or obligations with respect to letters of credit supporting such bid, performance or surety obligations (in each case other than for an obligation for money borrowed and only so long as such bonds or letters of credit remain undrawn);

(iii)   Guarantees in respect of Indebtedness already taken into account for purposes hereof;

(iv)   Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within five Business Days of incurrence;

(v)   Indebtedness arising in connection with endorsement of instruments for deposit in the ordinary course of business;

(vi)   Indebtedness for advances of trade accounts payable received in the ordinary course of business on normal trade terms and not overdue by more than 60 days;

(vii)   Indebtedness incurred from and after the Second Issue Date not in excess of $750,000, in the aggregate;

(viii)   Purchase Money Obligations (as defined in the Loan Agreement (as in effect on the Second Issue Date));

(ix)   interest and other fees and expenses accrued in the ordinary course on Indebtedness that is issued and outstanding on the Third Issue Date and any interest and other fees accrued on any refinancing of such Indebtedness (including reasonable premiums, fees and expenses incurred in connection with such refinancing) in accordance with SECTION 9(a); or

(x)   any Contingent Obligations (as defined in the Loan Agreement (as in effect on the Second Issue Date)) of the Company in respect of Indebtedness referred to in the foregoing clauses (i) through (ix).

(ii)   “Independent Director” means any director on the Board that is “independent” as defined in the applicable rules of the Exchange on which the Common Stock is listed (or if the Common Stock is not listed on an Exchange, as defined in NASDAQ Marketplace Rule 4200(a)(15)), and in all cases, other than any director that is employed by or an officer, director or manager of ~~a Harbinger~~an HRG Affiliate.

(jj)   “Investment” means, with respect to any Person, (1) any direct or indirect advance, loan or other extension of credit to another Person, (2) any capital contribution to another Person, by means of any transfer of cash or other property or in any other form, (3) any purchase or acquisition of Equity Interests, bonds, notes or other Indebtedness, or other instruments or securities issued by another Person, including the receipt of any of the above as consideration for the disposition of assets or rendering of services, or (4) any Guarantee of any obligation of another Person.

(kk)   “Issue Date” means, with respect to a Preferred Share, the date on which such share is first issued by the Company.

(ll)   “Liquidation Event” means (i) the voluntary or involuntary liquidation, dissolution or winding-up of the Company, (ii) the commencement by the Company of any case under applicable bankruptcy, insolvency or other similar laws now or hereafter in effect, including pursuant to Chapter 11 of the U.S. Bankruptcy Code, (iii) the consent to entry of an order for relief in an involuntary case under applicable bankruptcy, insolvency or other similar laws now or hereafter in effect, including pursuant to Chapter 11 of the U.S. Bankruptcy Code, and (iv) the consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or similar official of the Company, or any general assignment for the benefit of creditors.

(mm)   “Loan Agreement” means the Credit Agreement, dated as of September 22, 2014, among the Company, the Subsidiary Guarantors (as defined therein), the Lenders (as defined therein), and Jefferies Finance LLC, as arranger, as book manager and as documentation agent, syndication agent and administrative agent for the Lenders and as collateral agent for the Secured Parties.

(nn)   “Market Disruption Event” means the occurrence or existence for more than one half hour period in the aggregate on any scheduled Trading Day for the Common Stock (or Reference Property, to the extent applicable) of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the applicable Exchange or otherwise) in the Common Stock (or Reference Property, to the extent applicable) or in any options, contracts or future contracts relating to the Common Stock (or Reference Property, to the extent applicable), and such suspension or limitation occurs or exists at any time before 4:00 p.m. (New York City time) on such day.

(oo)   “May 2014 Purchasers” means the several “Purchasers” named in and party to the May 2014 Securities Purchase Agreement.

(pp)   “May 2014 Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated May 29, 2014, by and among the Company and the May 2014 Purchasers, as amended, supplemented or modified in accordance with its terms.

(qq)   “NAV Escrow Adjustment” means the total amount of any escrow proceeds actually received by the Company with respect to the existing escrow amounts of: BID $19,500,000, NAT tax liability $4,800,000, NAT PTI Sale $3,000,000 and NAT indemnification $6,450,000.

(rr)   “Net Asset Value” means, without duplication, the amount, valued twice per annum at June 30 and December 31 of each fiscal year (each a “Testing Period”) beginning December 31, 2014, equal to (A) the sum of (1) the cash and Cash Equivalents of the Company plus (2) the Fair Market Value of all Securities (other than Cash Equivalents) owned by the Company, including Securities issued by Subsidiaries of the Company (after taking into account the Company’s ownership percentage therein, the impact on such Fair Market Value of the cash, Cash Equivalents, preferred liquidation preferences, liabilities and indebtedness of such entities and the relative rights, preferences and privileges of the Company’s Securities and the other outstanding securities issued by such entities), less (B) all Indebtedness and other liabilities of the Company determined in accordance with GAAP, including those related to the Company’s investments to the extent not taken into account in the calculation of the Fair Market Value of such investments under clause (A)(2) above; provided that for such purposes, (i) the derivative attributable to the conversion feature in any series of preferred stock will not be considered a liability and (ii) the Accrued Value (as well as any accrued Dividends not yet added to the Accrued Value) of the Preferred Shares and the preference amount (including the accrued value and all accrued but unpaid dividends thereon not included in the accrued value) of any other Senior Securities or Parity Securities will be considered a ~~liability~~Indebtedness of the Company; provided, further that, solely for purposes of determining the Debt/NAV Ratio, the Indebtedness of the Company, the Company’s wholly-owned and, after taking into account the Company’s ownership percentage therein, Non-Wholly Owned Subsidiaries (as well as the liquidation preference of any preferred security ranking senior to the Company’s investment) shall be taken into account for purposes of determining “Debt” (i.e., the numerator) but not taken into account (i.e., added back) for purposes of determining Net Asset Value (i.e., the denominator).

(ss)   “Non-Wholly Owned Subsidiary” means any Subsidiary of the Company other than any Wholly Owned Subsidiary.

(tt)   “Option Securities” means options, warrants or other rights to purchase or acquire Common Stock, as well as stock appreciation rights, phantom stock units and similar rights whose value is derived from the value of the Common Stock.

(uu)   “Organizational Documents” means, with respect to any Person (other than an individual), (a) the certificate or articles of incorporation or organization and any joint venture, limited liability company, operating or partnership agreement and other similar documents adopted or filed in connection with the creation, formation or organization of such Person and (b) all by-laws, voting agreements and similar documents, instruments or agreements relating to the organization or governance of such Person, in each case, as amended, supplemented or modified in accordance with its terms.

(vv)   “Original Issue Date” means May 29, 2014, the first issue date of shares of Series A Preferred Stock.

(ww)   “Original Issue Date NAV” means the Base Original Issue Date NAV, as may be increased from time to time by the NAV Escrow Adjustment.

(xx)   “Permitted Payment” means any of the following:

(i)   The repurchase, redemption or other acquisition of any shares of Common Stock or Junior Securities solely out of the net proceeds of the issuance of, or in exchange for the issuance of, Common Stock;

(ii)   Restricted Payments not otherwise permitted hereby in an aggregate amount not to exceed $750,000;

(iii)   (a) repurchase of Equity Securities deemed to occur upon the exercise of stock options or warrants or upon the conversion or exchange of Equity Securities if the Equity Securities represent all or a portion of the exercise price thereof (or related withholding taxes) and (b) Restricted Payments to allow the payment of cash in lieu of the issuance of fractional shares upon the exercise of options or warrants or upon the conversion or exchange of Equity Securities in an aggregate amount under this clause (b) not to exceed $25,000.

(yy)   “Permitted Related Party Transactions” means any of the following:

(i)   the payment, by the Company or a Subsidiary, of reasonable and customary regular fees and compensation to, and reasonable and customary indemnification arrangements and similar payments to or on behalf of, directors of the Company or directors of such Subsidiary, respectively, who are not employees of the Company or such Subsidiary, respectively, and qualify as Independent Directors;

(ii)   any Permitted Payments or any Restricted Payments if permitted under Section 4(b);

(iii)   transactions or payments, including the issuance of Equity Securities pursuant to any employee, officer or director compensation or benefit plans or arrangements by the Company or a Subsidiary existing on the Third Issue Date and listed on the Disclosure Schedule to the January 2015 Securities Purchase Agreement, or approved by the Compensation Committee, by the Board of Directors (or any committee thereof) of such Subsidiary, after the Third Issue Date, respectively;

(iv)   the issuance of common stock or junior Equity Securities of the Company or any Subsidiary via a rights offering or otherwise to all stockholders of the Company or such Subsidiary after the Third Issue Date and to which the adjustment provision of SECTION 5(g) apply;

(v)   the entering into of any tax sharing agreement or arrangement or any other transactions with any Subsidiaries of the Company or among any Subsidiaries of the Company undertaken in good faith for the sole purpose of improving the tax efficiency of the Company and its Subsidiaries;

(vi)   the entering into of any information-sharing agreement or arrangement or any other transactions undertaken in good faith for the sole purpose of the preparation of financial statements and related financial information of the HRG Affiliates, the Company and its Subsidiaries.

(zz)   “Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government, any agency or political subdivisions thereof or other “Person” as contemplated by Section 13(d) of the Exchange Act.

(aaa)   “Preferred Elected Director” has the meaning ascribed thereto under the Series A Certificate of Designation.

(bbb)   “Preferred Shares” means the shares of Series A-2 Preferred Stock but shall exclude, for the avoidance of doubt, shares of Series A Preferred Stock and shares of Series A-1 Preferred Stock.

(ccc)   “Public Float Hurdle” means, as of any relevant measurement date, that (i) the Common Stock is registered under the Exchange Act, (ii) the Common Stock is listed on an Exchange, (iii) the aggregate value of all outstanding Common Stock (based on the Thirty Day VWAP) is not less than $200,000,000 and (iv) the Public Market Capitalization is greater than 1.00x the aggregate value of the Common Stock issuable upon conversion of the Preferred Shares and any then outstanding Senior Securities or Parity Securities or “in-the-money” securities of the Company of the type described in clauses (ii) and (iii) of the definition of “Equity Securities” (calculated using the Thirty Day VWAP and the applicable conversion and exercise prices at such time).

(ddd)   “Public Market Capitalization” means, as of any relevant measurement date, all issued and outstanding shares of Common Stock, other than Common Stock being held or Beneficially Owned by (A) the HRG Affiliates, (B) the directors and executive officers of the Company or (C) any other Affiliate of the Company.

(eee)   “Redemption Date” means the Maturity Date, any Optional Redemption Date or any Change of Control Payment Date, as applicable.

(fff)   “Redemption Price” means with respect to each Preferred Share: (i) in connection with a redemption pursuant to SECTION 6(a), the Accrued Value plus all accrued and unpaid Dividends (to the extent not included in the Accrued Value, including, without limitation, accrued and unpaid Cash Dividends and accrued and unpaid Accreting Dividends for the then current Dividend Period), if any, on each Preferred Share to be redeemed, (ii) in connection with a redemption pursuant to SECTION 6(b), the sum of 150% of the Accrued Value plus all accrued and unpaid Dividends (to the extent not included in the Accrued Value, including, without limitation, accrued and unpaid Cash Dividends and accrued and unpaid Accreting Dividends for the then current Dividend Period), if any, on each Preferred Share to be redeemed (the “Standard Call Price”) (provided that if the Public Float Hurdle is not satisfied as of the Optional Redemption Date, the Redemption Price for such redemption pursuant to SECTION 6(b) shall equal the greater of (X) such Standard Call Price and (Y) the Thirty Day VWAP as of the date the Company gives the applicable notice of optional redemption under SECTION 6(b) multiplied by the number of shares of Common Stock into which the Preferred Share is convertible as of such date at the applicable Conversion Price) or (iii) in connection with a Change of Control, the Change of Control Payment Amount.

(ggg)   “Related Party Transaction” any transaction (or series of related transactions), arrangement or contract entered into, consummated, renewed, amended or extended between the Company or any Subsidiary of the Company, on the one hand, and any HRG Affiliate or other Affiliate of the Company (other than Subsidiaries of the Company), on the other hand, if such transaction, arrangement or contract involves payments or consideration in excess of $500,000 in the aggregate; provided that (i) the execution of a joinder to the Registration Rights Agreement (as defined in the January 2015 Securities Purchase Agreement) by HRG Affiliates, (ii) the agreement granting information and access rights to the Company by Schuff International, Inc. substantially in the form previously provided to the Holders or (iii) the agreement granting information and access rights to HRG Affiliates by the Company substantially in the form previously provided to the holders shall not constitute a “Related Party Transaction”.

(hhh)   “Requisite Holders” means Holders (other than the Company, its employees, its Subsidiaries or any ~~Harbinger~~HRG Affiliates) owning more than 75% of the Regular Liquidation Preference of the issued and outstanding Preferred Shares and shares of Series A Preferred Stock and Series A-1 Preferred Stock, taken as a whole; provided that, for purposes of such calculation, the Preferred Shares and shares of Series A Preferred Stock and Series A-1 Preferred Stock held by the Company, its employees, its Subsidiaries or any ~~Harbinger~~HRG Affiliate shall be treated as not outstanding.

(iii)   “Restricted Payment” means (A) any dividend, distribution or other payment in respect of the Common Stock or any other Junior Securities (other than dividends or distributions referred to in SECTIONS 5(g)(i)(A) and 5(g)(i)(B)) or Equity Securities of a Subsidiary or the repurchase, redemption or other acquisition of any shares of Common Stock or any other Junior Securities (or setting aside funds for such purposes) or Equity Securities of a Subsidiary or (B) any dividend, distribution or other payment in respect of Parity Securities or the repurchase, redemption or other acquisition of any Parity Securities (or setting aside funds for such purposes) unless such dividend, distribution, payment, repurchase, redemption or other acquisition is made on a pro rata basis among the Preferred Shares and the Parity Securities in proportion to the amounts to which they are entitled.

(jjj)   “Second Issue Date” means September 22, 2014, the first issue date of shares of Series A-1 Preferred Stock.

(kkk)   “Securities” with respect to a Person means debt or equity securities issued by such Person or similar obligations of, or participations in, such Person.

(lll)   “September 2014 Purchasers” means the several “Purchasers” named in and party to the September 2014 Securities Purchase Agreement.

(mmm)   “September 2014 Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated September 22, 2014, by and among the Company and the September 2014 Purchasers, as amended, supplemented or modified in accordance with its terms.

(nnn)   “Series A Certificate of Designation” means the Certificate of Designation of the Series A Preferred Stock, as amended.

(ooo)   “Series A Preferred Stock” means the Series A Convertible Participating Preferred Stock of the Company, par value $0.001 per share.

(ppp)   “Series A-1 Preferred Stock” means the Series A-1 Convertible Participating Preferred Stock of the Company, par value $0.001 per share.

(qqq)   “Series A-2 Requisite Holders” means holders of Preferred Shares (other than the Company, its employees, its Subsidiaries or any ~~Harbinger~~HRG Affiliates) owning more than 75% of the Regular Liquidation Preference of the issued and outstanding Preferred Shares; provided that, for purposes of such calculation, the Preferred Shares held by the Company, its employees, its Subsidiaries or any ~~Harbinger~~HRG Affiliate shall be treated as not outstanding.

(rrr)   “Specified Percentage” means, until the third (3rd) anniversary of the Original Issue Date, 150%, and 100% thereafter.

(sss)   “Subsidiary” means with respect to any Person, any corporation, association or other business entity of which more than 50% of the outstanding Voting Stock is owned, directly or indirectly, by, or of which more than 50% of the economic value accrues to, or, in the case of a partnership, the sole general partner or the managing partner or the only general partners of which are, such Person and one or more Subsidiaries of such Person (or a combination thereof). Unless otherwise specified, “Subsidiary” means a Subsidiary of the Company.

(ttt)   “Third Issue Date” means January 5, 2015, the first issue date of the Series A-2 Preferred ~~Shares~~Stock.

(uuu)   “Thirty Day VWAP” means, with respect to a security, the average of the Daily VWAP of such security for each day during a thirty (30) consecutive Trading Day period ending immediately prior to the date of determination. Unless otherwise specified, “Thirty Day VWAP” means the Thirty Day VWAP of the Common Stock.

(vvv)   “Trading Day” means any day on which (i) there is no Market Disruption Event and (ii) the Exchange on which the Common Stock (or Reference Property, to the extent applicable) is listed and is open for trading or, if the Common Stock (or Reference Property, to the extent applicable) is not so listed, admitted for trading or quoted, any Business Day. A Trading Day only includes those days that have a scheduled closing time of 4:00 p.m. (New York City time) or the then standard closing time for regular trading on the relevant exchange or trading system.

(www)   “U.S. Government Obligations” means obligations issued or directly and fully guaranteed or insured by the United States of America or by any agent or instrumentality thereof, provided that the full faith and credit of the United States of America is pledged in support thereof.

(xxx)   “Voting Power” means either (a) the power to elect, designate or nominate directors to the Board, or (b) vote (as Common Stock or together with Common Stock) on matters to be voted on or consented to by the Common Stock through the ownership of Voting Stock, by contract or otherwise.

(yyy)   “Voting Stock” means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

(zzz)   “Wholly Owned Subsidiary” means any Subsidiary of a Person of which such Person owns, either directly or indirectly, 100% of the commons stock or other common equity interests of such Subsidiary (excluding qualifying shares held by directors).

SECTION 11.    MISCELLANEOUS.   FOR PURPOSES OF THIS CERTIFICATE OF DESIGNATION, THE FOLLOWING PROVISIONS SHALL APPLY:

(a)   Share Certificates. If any certificates representing Preferred Shares shall be mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and in substitution for and upon cancellation of the mutilated certificate, or in lieu of and substitution for the lost, stolen or destroyed certificate, a new Preferred Share certificate of like tenor and representing an equivalent number of Preferred Shares, but only upon receipt of evidence of such loss, theft or destruction of such certificate and indemnity by the holder thereof, if requested, reasonably satisfactory to the Company.

(b)   Status of Cancelled Shares. Preferred Shares which have been converted, redeemed, repurchased or otherwise cancelled shall be retired and, following the filing of any certificate required by the DGCL, have the status of authorized and unissued shares of Preferred Stock, without designation as to series, until such shares are once more designated by the Board as part of a particular series of Preferred Stock of the Company.

(c)   Severability. If any right, preference or limitation of the Series A-2 Preferred Stock set forth in this Certificate of Designation is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this Certificate of Designation which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

(d)   Remedies.

(i)   The Company acknowledges that the obligations imposed on it in this Certificate of Designation are special, unique and of an extraordinary character, and irreparable damages, for which money damages, even if available, would be an inadequate remedy, would occur in the event that the Company does not perform the provisions of this Certificate of Designation in accordance with its specified terms or otherwise breaches such provisions. The Holders of Preferred Stock shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Certificate of Designation and to seek to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled, at law or in equity, including without limitation money damages.

(e)   Renunciation under DGCL Section 122(17). Pursuant to Section 122(17) of the Delaware General Corporation Law, the Company renounces any interest or expectancy of the Company in, or being offered an opportunity to participate in, business opportunities that are presented to one or more of the Preferred Elected Directors, in each case other than any business opportunities that are presented to any such Preferred Elected Director solely in his or her capacity as a director of the Company.

(f)   Headings. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

(g)   Notices. All notices or communications in respect of Preferred Stock shall be in writing and shall be deemed delivered (a) one (1) Business Day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, (b) on the date of delivery if delivered personally, or (c) if by facsimile, upon written confirmation of receipt by facsimile. Notwithstanding the foregoing, if Preferred Stock is issued in book-entry form through The Depository Trust Company or any similar facility, such notices may be given to the beneficial holders of Preferred Stock in any manner permitted by such facility.

(h)   Other Rights. The shares of Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Certificate of Incorporation or as provided by applicable law and regulation.

(i)   Series A-2 Requisite Holders; Requisite Holders. Notwithstanding anything to the contrary contained herein, any consent, waiver, vote, decision, election or action required or permitted to be taken hereunder by (i) the Holders of the Preferred Shares as a group (i.e., as opposed to by a specified Holder) shall require the approval or action, as applicable, of the Series A-2 Requisite Holders and (ii) the Holders of the Preferred Shares and shares of Series A Preferred Stock and Series A-1 Preferred Stock as a group shall require the approval or action, as applicable, of the Requisite Holders and, in each case, after such approval or action, shall be binding on all such Holders.

~~[Rest of page intentionally left blank.]~~

~~IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be executed by a duly authorized officer of the Company as of January 5, 2015.~~

~~HC2 HOLDINGS, INC.~~

~~By:~~	~~/s/ Keith M. Hladek~~
	~~Name:~~	~~Keith M. Hladek~~
	~~Title:~~	~~Chief Operating Officer~~

~~[SIGNATURE PAGE TO CERTIFICATE OF DESIGNATION]~~

HC2 HOLDINGS, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

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ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
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VOTE BY PHONE - 1-800-690-6903
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VOTE BY MAIL
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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E09076-P79233

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HC2 HOLDINGS, INC.

The Board of Directors recommends you vote FOR the four nominees listed below and FOR proposals 2, 3, 4, 5 and 6:

1. Election of Directors

Nominees:

		For	Withhold
1a.	Wayne Barr, Jr.	☐	☐
1b.	Philip A. Falcone	☐	☐
1c.	Warren Gfeller	☐	☐
1d.	Robert V. Leffler	☐	☐

NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

HC2 HOLDINGS, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E09078-P79233

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HC2 HOLDINGS, INC.

The Board of Directors recommends you vote FOR the five nominees listed below and FOR proposals 2, 3, 4, 5 and 6:

1. Election of Directors

Nominees:	For	Against	Withhold / Abstain
1a. Wayne Barr, Jr.	☐		☐ (Withhold)
1b. Philip A. Falcone	☐		☐ (Withhold)
1c. Warren Gfeller	☐		☐ (Withhold)
1d. Robert V. Leffler	☐		☐ (Withhold)
1e. Lee Hillman	☐	☐	☐ (Abstain)

NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

HC2 HOLDINGS, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E09080-P79233

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HC2 HOLDINGS, INC.

The Board of Directors recommends you vote FOR the four nominees listed below and FOR proposals 2, 3, 4, 5 and 6:

1. Election of Directors

Nominees:

	For	Withhold
1a. Wayne Barr, Jr.	☐	☐
1b. Philip A. Falcone	☐	☐
1c. Warren Gfeller	☐	☐
1d. Robert V. Leffler	☐	☐

NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date